MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT

Drumright Regional Hospital

THIS MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT (this “Agreement”) is entered into as of the 7th day of January 2019, by and among CAH Acquisition Company 4, LLC D/B/A Drumright Regional Hospital (“DRH”), a Delaware Limited Liability Company, and iHealthcare Management II Company II, a Florida Corporation (“Manager”). DRH and Manager are sometimes referred to herein individually as a “Party” or collectively as the “Parties.”

WITNESSETH:

WHEREAS, DRH owns and operates an acute general medical and surgical hospital (the “DRH Facilities”) located on the medical campus with a principal address of 610 West Truck Bypass Drumright, Oklahoma 74030;

WHEREAS, Manager is a Hospital Management Company;

WHEREAS, Manager has demonstrated expertise and a track record of successfully managing and improving the performance of hospitals serving rural communities;

WHEREAS, DRH desires that Manager provide services to administer, supervise, and manage, and Manager desires to administer, supervise, and manage, the operations of the DRH Facilities on behalf of DRH commencing on January 7, 2019 (the “Effective Date”) on the terms and conditions set forth hereinafter, in furtherance of and consistent with DRH’s mission:

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements, covenants and promises hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the Parties hereto agree as follows:

1.Retention of Manager. Subject to the terms and conditions of this Agreement, as of the Effective Date, DRH hereby retains and appoints Manager to manage the DRH Facilities on behalf of DRH. Manager shall provide, at Manager’s sole expense and determination, all necessary corporate administration, shared services, legal services, compliance, hospital employee benefits program sponsorship, general business infrastructure and support necessary for Manager’s performance under this agreement. During the Term hereof, Manager shall be the exclusive provider of such services as are described herein as Management Services.

2.Strategic Plan and Budget. Manager and DRH, shall develop and agree on an annual plan setting forth details regarding the strategic, operational and capital activities that Manager shall undertake and

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oversee on behalf of DRH and the budgets regarding such activities (as amended from time to time, the “Strategic Plan and Budget”), which shall include, among other matters:

(a)strategic, programmatic and service line initiatives (including their operating and capital requirements) for the DRH Facilities;

(b)performance improvement initiatives, business development objectives, cost reduction plans, synergistic opportunities and efficiency improvements;

(c)an annual operating budget setting forth an estimate of operating revenues and expenses for the next year, which operating budget shall be in reasonable detail and shall contain an explanation of anticipated changes in utilization, patient charges, payroll, and other factors;

(d)an annual capital expenditures budget outlining a program of capital expenditures for the next fiscal year, which budget shall designate expenditure items as either “routine capital” or “enhancement capital” and estimate where possible their return on investment and other impact on operations, market position, etc.; and

(e)an annual projection of cash receipts and disbursements based upon the proposed capital expenditures and operating budgets, which projection shall contain recommendations concerning use of excess cash flow, if any.

2.2Revenues. To the extent cash revenues of the DRH Facilities are not sufficient to support expenditures contemplated by the Strategic Plan and Budget, DRH will be solely responsible for its cost of operation. If requested by DRH, Manager will use commercially reasonable efforts to assist DRH in obtaining financing to fund such cost of operation. Manager shall use commercially reasonable efforts to achieve the revenue targets and other goals consistent with the Strategic Plan and Budget and Performance Targets.

3.Control By DRH. Notwithstanding anything contained anywhere to the contrary, the Governing Body of DRH shall be the Governing Body of the DRH Facilities (the “Governing Body”) and, shall possess ultimate authority and control over DRH. DRH authorizes general operating policies developed by and to be carried out by Manager under this Agreement. The Governing Body shall delegate authority to Manager to enable Manager effectively to perform its functions hereunder. By entering into this Agreement, DRH does not, and shall not in the future, delegate to Manager any of the powers, duties, and responsibilities vested in the Governing Body by law or by DRH’s governing documents. DRH is solely obligated to and shall pay, make funds available to Manager for the payment of, or otherwise cause to be satisfied or discharged, all Hospital Expenses in accordance with the terms of this Agreement. On a monthly basis, Manager shall meet or confer with DRH and provide financial reports, statistical reports, updates and review requests for approvals by the Governing Body.

4.Operational Services. Manager shall use commercially reasonable efforts to oversee the efficient and orderly operation of the DRH Facilities and shall provide the following services in accordance to the terms hereof, or if not herein specified then at least at the level of prevailing industry practices:

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4.1Key Hospital Services. Manager shall (a) use commercially reasonable efforts to perform all services consistent with the specific standards herein, (b) use commercially reasonable efforts otherwise to oversee the implementation of processes and systems at the DRH Facilities consistent with the Strategic Plan and Budget, and (c) refrain from intentionally taking any actions that are in material violation of applicable laws in its activities pursuant to this Agreement. Manager’s objectives in performing the Management Services shall include the following:

(a)Improving Emergency Department responsiveness to patients, reducing wait times and left-without-being-seen metrics;

(b)Improving clinical service quality and documentation through sophisticated hospitalist and case management programs and quality of services [which may be provided by telehealth services];

(c)Decreasing supply chain costs and quality of services by standardizing purchasing activities and establishing cost-effective purchasing and usage protocols;

(d)Managing labor costs through disciplined staffing policies, while strengthening employee retention and recruitment activities;

(e)Improving the clinical documentation, coding and billing procedures of the DRH Facilities, and compliance with government programs and private payor requirements, so as to increase proper fee realization in accordance with applicable contracts and law;

(f)Assisting with the improvement of other revenue cycle functions;

(g)Developing new recurring revenue streams and increasing inpatient volumes by expanding and refining managed care activities;

(h)Realigning administrative infrastructure to better capitalize on system scale and to standardize best practices;

(i)Improving marketing, advertising and positioning of DRH within the local market;

(j)Improving care protocols and management of patient care flow, bed availability and turnover, and length of stay;

(k)Augmenting initiatives in payer relations and contracting;

(l)Enhancing the effective linkage of the clinical enterprise with support of DRH’s teaching and research activities; and

(m)Implementing the services described in the remainder of this Agreement.

(n)Advising the Governing Body of any material actions that Manager recommends be taken to avoid material non-compliance with law or deficiencies in services.

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4.2Staffing.

(a)During the Term, Manager shall contract with and provide, and at its sole expense pay all compensation and benefits due to a Chief Executive Officer and necessary and adequate corporate administration, shared services and business infrastructure. Each such Senior Executive, and any future replacement thereof, shall be subject to reasonable advance approval by the Governing Body, which shall not be unreasonably withheld or delayed. When so approved by the Governing Body and in the performance of their duties hereunder, such Senior Executives shall be subject to and shall comply with all DRH policies and requirements applicable to their respective positions and duties, subject to the Senior Executives being advised thereof in writing in advance.  In addition, at Hospital Expense and not included in the Management Fee, Manager may make available certain advisors and other personnel (the “Senior Advisors”) from time to time to consult with, visit and perform on site periodic reviews and evaluations, and advise DRH regarding the operations and business of the DRH Facilities in order to ensure effective management of the DRH Facilities.  The Parties acknowledge and agree that the composition of such advisory services at any given time may vary depending on the needs of the business of DRH, in Manager’s reasonable discretion and/or at DRH’s reasonable request and Manager’s agreement thereto.

(b)Subject to the Strategic Plan and Budget, Manager will determine necessary and appropriate staffing levels of the DRH Facilities, and Manager shall oversee and administer the recruitment and hiring in the name of and on behalf of DRH such physicians, nurses, technicians, administrative, and other staff as are determined to be necessary or appropriate for the operation of the DRH Facilities. Manager shall execute on behalf of DRH, as appropriate, any employee hiring, terminations, or other actions. Manager shall monitor and review all payroll functions for the DRH Facilities periodically.

(c)All personnel required to be employed directly by DRH under applicable licensure and reimbursement laws, regulations, and related requirements shall be employees or contractors of DRH (“DRH Personnel”) and not Manager, and shall be subject to DRH’s personnel policies. All wages, benefits and other payroll expenses related to DRH Personnel shall be included as part of Hospital Expenses. For the avoidance of doubt, the term DRH Personnel does not include any Senior Executives or any personnel of Manager, unless DRH first approves their addition at Hospital Expense.

(d)Manager shall administer and oversee the enforcement of personnel policies established in accordance with DRH’s contractual obligations, employment policies and the Strategic Plan and Budget in connection with hiring, managing, and discharging DRH Personnel.

(e)Subject to the terms of any applicable labor agreements binding  DRH or the DRH Facilities, including, without limitation, any collective bargaining agreements, Manager, as the authorized agent of DRH, shall (i) determine the staffing plans on behalf of DRH with respect to

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the number and qualifications of DRH Personnel required for the efficient and effective operation of DRH Facilities operations, and, (ii) in accordance with the Strategic Plan and Budget, implement wage scales, employee benefit packages and programs, in-service training programs, staffing schedules, and job descriptions for DRH Personnel, all in order to accomplish the policies established by DRH.

(f)           Manager is authorized to provide or arrange for cost effective employer self-insured employee benefits programs either through third parties or through an affiliate of Manager on behalf of the Hospital at Hospital Expense. Manager is authorized to sponsor such programs as necessary for their implementation.

4.3Training. Manager, in collaboration with DRH, shall assist in educational training programs for DRH Personnel designed to improve inpatient and case management, clinical documentation, departmental operations and such other matters as Manager may determine to be beneficial to the efficient operation of the DRH Facilities.

4.4Contracts. Manager shall assist the Senior Executives in negotiating and consummating agreements and contracts for and on behalf of the DRH Facilities in the name of DRH in the usual course of business, all in accordance with the Strategic Plan and Budget.

4.5Laws and Accreditations. Manager shall provide assistance in obtaining and maintaining, in DRH’s name, all licenses, permits, approvals and certificates of accreditation required for the operation of the DRH Facilities.

4.6Medical Records. Manager shall administer and oversee systems for the timely, accurate and efficient creation, filing, security, sharing among care givers and other lawful persons, and retrieval at the DRH Facilities, of all medical records, charts, and files, all in accordance with applicable law, the requirements of payors, the needs of effective risk management and compliance systems, and other best practices.

4.7HIPAA and Business Associate Agreement. The Parties hereby acknowledge and agree to enter into and comply with the Business Associate Addendum attached hereto, to evidence their compliance with privacy standards adopted by   the U.S. Department of Health and Human Services as they may be amended from time to time, 45 C.F.R. Parts 160 and 164, subparts A, D and E, the security standards adopted by the U.S. Department of Health and Human Services as they may be amended from time to time, 45 C.F.R. Parts 160, 162 and 164, subpart C , and the requirements of Title XIII, Subtitle D of the Health Information Technology for Economic and Clinical Health (HITECH) Act provisions of the American Recovery and Reinvestment Act of 2009, 42 U.S.C. §§ 17921-17954, and all its implementing regulations, when and as each is effective and compliance is required, as well as any applicable state confidentiality laws.

4.8Support Services. Manager shall administer and oversee customary hospital support services, including, but not limited to, housekeeping, maintenance (including repair and maintenance of the interior and exterior of the DRH Facilities building, and grounds), janitorial, security and food services.

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4.9Information Technology Systems and Records. Manager shall administer and oversee the maintenance and operation of accounting, auditing, budgeting, reimbursement, revenue cycle, payor reporting and reconciliation, electronic health record, computerized physician order entry, and other clinical service records and other information technology systems required for the efficient management of the DRH Facilities’ affairs and compliance with payor program requirements and/or contracts. Manager shall administer and oversee the preparation and maintenance of all books and records regarding operations and financial transactions pertaining to the DRH Facilities and shall ensure copies of such books and records are made available to the Governing Body or its designee upon request.

4.10Establishment of Operational Policies. Manager shall develop and implement DRH policies, procedures, and standards of operation, maintenance, pricing, and other matters affecting the DRH Facilities and the operation thereof, consistent with the Strategic Plan and Budget.

4.11Acquisition of Property. Manager shall be responsible for the oversight of acquisition of all personal property, equipment, supplies, and inventory as may be necessary to operate the DRH Facilities in accordance with (i) this Agreement, (ii) the Strategic Plan and Budget, (iii) applicable laws, rules, and regulations, and (iv) applicable standards and guidelines on accreditation promulgated by the Joint Commission or any other applicable accreditation organization. Manager shall have the right to utilize such personal property, equipment, supplies, and inventory at the DRH Facilities as Manager reasonably deems necessary and appropriate to fulfill its obligations hereunder.

4.12DRH Missions. Manager shall assist DRH in:

(a)Managing the linkage between the clinical programs and student and resident academic training programs; and

(b)Enhancing the DRH Facilities’ community service mission and engagement in community activities that educate, inspire, and improve the quality of life and overall health outcomes of the patient populations served by DRH.

4.13Public Relations. Manager shall implement such advertising, marketing and other activities as may be conducive to the efficient operation of the DRH Facilities, subject to the prior approval of the Management Committee for all new materials. Subject to the foregoing, from time to time, Manager shall engage in reasonable and lawful marketing and public relations activities designed to enhance the DRH Facilities’ image and reputation and to secure and maintain patients at the DRH Facilities.

4.14Liability Insurance. Manager shall obtain and/or maintain in effect, on DRH’s behalf and at DRH’s sole expense, throughout the term of this Agreement, such policies (or programs) of property/casualty coverage, public liability, professional liability and hazard insurance and other customary insurance coverage's in commercially reasonable amounts for and on behalf of the DRH Facilities as are designated by DRH and consistent with the Strategic Plan and Budget or, in the absence of such a specification, as Manager considers reasonable and prudent based on criteria generally used by Manager with respect to the hospitals owned or managed by Manager. DRH, Manager and the Senior Executives shall be covered under all such applicable policies (or programs). Additionally, Manager and the Senior Executives shall be

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named as additional insured's under DRH’s Directors’ and Officers’ liability, Errors and Omissions liability, professional liability and other insurance policies and the Senior Executives shall be insured under any such policies to the same extent as DRH’s other officers and directors.

4.15Indigent Care. Manager shall assure access to medical care for indigent persons at the DRH Facilities in accordance with DRH’s mission, the Strategic Plan and Budget and applicable law. Manager and DRH shall ensure that charity care at DRH Facilities is provided in a manner consistent with DRH’s policies in effect from time to time. Manager shall implement and administer on behalf of DRH appropriate agreements with governmental authorities concerning reimbursement for services provided to indigent and uninsured persons.

4.16Charges.

(a)Manager shall oversee the billing for services rendered by the DRH Facilities and the collection of all accounts due to the DRH Facilities in accordance with lawful Charge-master and collection policies developed by DRH pursuant to the Strategic Plan and Budget and each applicable third-party payor program or contract. DRH shall approve the Charge-master. Manager shall update DRH on all changes to the Charge-master as they may occur in the normal course of business. Manager shall be entitled to obtain, on behalf of, and at the expense of, DRH, the assistance of one or more collection agencies who shall be required to act in accordance with law and generally recognized practices for hospitals (such as the AHA Guidelines.)

(b)DRH shall maintain bank accounts (“DRH Accounts”) necessary for operations of the DRH Facilities and Manager shall cause to be deposited therein all receipts and money arising from operations of the DRH Facilities. It is anticipated that the Senior Executives appointed as Chief Executive Officer and designated Chief Financial Officer or designee of DRH, and such other individuals as are approved by the Governing Body from time to time, shall have the right to authorize disbursements from DRH Accounts on behalf of DRH in such amounts and at such times as the same are required, as addressed further below.

4.17Payment of Expenses. Provided DRH has sufficient funds, Manager shall timely and accurately pay on behalf of DRH, from funds generated by the DRH Facilities in the DRH Accounts, where and as due, and without delinquency or default, all proper debts, liabilities, costs, and expenses (“Expenses”) related to the ownership, management and operation of the DRH Facilities, including any taxes  and all  bills for goods delivered or services rendered to the DRH Facilities and all personal property, supplies, inventory and all other items necessary for operation of the DRH Facilities and to provide the Management Services described herein. Manager shall contest by appropriate and legal means, (but may not bring any lawsuit without complying with such guidelines and policies as are established from time to time by the Governing Body or the Management Committee) on behalf of DRH, any claims for payment asserted with respect to the DRH Facilities that Manager, in good faith, considers erroneous or improper.

4.18Agency. Within the scope of functions delegated to Manager hereunder and subject to other conditions set forth herein, Manager shall have the right to act and shall assist DRH as the agent and attorney-in-fact of DRH in the procuring of licenses, permits and other approvals, the payment and

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collection of accounts, and in all other activities necessary, appropriate, or useful to Manager in the carrying out of its duties. In performing such services, Manager shall comply with all applicable laws, regulations and requirements of governmental bodies.

4.19Elective Corporate-Based Consulting Services. If requested by DRH and agreed by Manager, Manager or its designees may provide as added elective consulting services (not included with Management Fees but paid instead under mutually agreed separate written agreements), corporate-based consulting services that are outside of the scope of the Management Services provided under this Agreement (“Consulting Services”). Manager will provide any such Consulting Services at market rates or such rates as may be mutually agreed to by the Parties, which rates shall be determined at the time such Consulting Services are requested.

4.20Compliance with Law and Professional Standards. In performing its services hereunder, and in all conduct related to this Agreement, Manager will comply with all applicable laws and with generally recognized professional standards for similar services within the hospital management industry.

5.Reports to DRH. For the purpose of keeping informed with respect to the operation of the DRH Facilities and Manager’s performance hereunder, Manager shall arrange for the preparation and delivery to the Governing Body or its designee the following:

5.1Financial Statements.

(a)Submit to the Governing Body quarterly unaudited financial statements of the DRH Facilities, containing a balance sheet and a statement of income, prepared in reasonable detail and in accordance with generally accepted accounting principles; and

(b)Annually, within one hundred twenty (120) days after the end of each fiscal year of the DRH Facilities, audited financial statements of the DRH Facilities (“Audited Financial Statements”), including a balance sheet, statement of income, and statement of changes in financial position, prepared in reasonable detail and in accordance with generally accepted accounting principles and accompanied by a report of the independent auditor of the DRH Facilities (selected by the Governing Body). The timing of audit submissions assumes DRH has paid audit fees in a timely manner.

5.2Strategic Plan and Budget. An annual updated Strategic Plan and Budget, to be delivered at least thirty (30) days prior to the beginning of each DRH Fiscal Year during the Term of this Agreement.

5.3Reports. All reports deliverable hereunder shall be generated by Manager using the then-existing systems of DRH and delivery of such reports is conditioned upon the capability, availability, cooperation and access to, such DRH systems and personnel for Manager. Manager shall hold annual meetings with the Governing Body or its designee specified in writing to discuss the reports required by this Agreement.

6.Access to Reports and Communications. Each Party agrees to provide the other, promptly when received, with access to all material reports, other filings, and communications from governmental authorities or agencies having jurisdiction over the DRH Facilities.

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7.Medical Staff, Quality of Care.

7.1Cooperation with Medical Staff. Manager shall reasonably cooperate and maintain liaisons with the medical staff of the DRH Facilities (collectively, the “Medical Staff”) and shall advise and assist the Medical Staff concerning procedural matters and standards and guidelines on accreditation promulgated by The Joint Commission or any other applicable accreditation organization. However, all medical, ethical, and professional matters, including control of and questions relating to the composition, qualifications, and responsibilities of the Medical Staff, shall be the responsibility of the Governing Body, the Credentialing Committee, and the Medical Staff of the DRH Facilities.

7.2Quality Assurance Program. Manager shall review and make recommendations regarding DRH’s existing Quality Assurance Program and QIIP and shall assist DRH with the implementation and administration of its Quality Assurance Program in accordance with applicable law.

7.3Medical Affairs Committee. In order to provide a forum for communication among representatives of the Medical Staff and to ensure compliance with DRH’s Quality Assurance Program, Manager shall assist DRH in the implementation and administration of a Medical Affairs Committee that shall consist of a designated senior officer of DRH, physicians appointed by the Medical Staff, persons designated by the Governing Body or its designee, and one additional person designated by Manager. The Medical Affairs Committee, if and when implemented, would meet quarterly, or as needed, keep minutes of its meetings, and have the following suggested duties:

(a)to ensure that acceptable medical, ethical, and professional standards are attained within the DRH Facilities;

(b)to assist in implementation of the Quality Assurance Program so that the quality of health care provided at the DRH Facilities may be measured objectively;

(c)to ensure that all patients admitted to the DRH Facilities or treated as outpatients receive quality patient care;

(d)to provide a forum for discussion of problems of a medical- administrative nature;

(e)to assist the Governing Body and Manager in ensuring compliance with federal, state, and local requirements; and

(f)to act in an advisory capacity in the implementation of quality of care policies adopted by the Governing Body or the Medical Staff.

8.Laws; Licenses; Reimbursement Programs; Accreditation.

8.1Compliance with Law. In performing services hereunder and in all other actions related to this Agreement, Manager and all personnel of Manager shall comply with applicable federal, state, and local laws, rules, and regulations relating to the DRH Facilities or Manager’s Management Services, including without limitation all agencies having jurisdiction over health care services, billing, labor/employment,

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taxation, environmental compliance, antitrust, or physical facility compliance. Manager shall assist DRH to operate the DRH Facilities so that it maintains all necessary licenses, permits, consents, and approvals from all governmental agencies that have jurisdiction over the operation of the DRH Facilities. Manager shall not be obligated to DRH for failure of the DRH Facilities to comply with any such laws, rules, and regulations or for failure of the DRH Facilities to maintain any such licenses, permits, consents, and approvals, to the extent that the failure is due to financial limitations of the DRH Facilities or to the design or construction of the DRH Facilities, or is attributable to acts, errors or omissions of DRH or its agents (other than Manager or Manager’s employees or contractors).

8.2Compliance for Charges for Services. Manager shall oversee compliance with all laws, regulations and payer contract or program requirements concerning coding, billing, charging, collecting and reporting on fees received for services of or provided in the DRH Facilities.

8.3Accreditation. Manager shall use its commercially reasonable efforts to manage the DRH Facilities in the manner necessary to maintain accreditation by The Joint Commission or any other similar applicable accreditation organization.

8.4No Violation. Neither DRH nor Manager shall knowingly cause or permit any action that shall (i) cause any governmental authority having jurisdiction over the operation of the DRH Facilities to institute any proceeding for the rescission, suspension, or revocation of any license, permit, consent, or approval; (ii) cause the Joint Commission or any other similar applicable accreditation organization to institute any proceeding or action to revoke its accreditation of the DRH Facilities; (iii) cause a termination of, or adversely affect, DRH’s participation in Medicare, Medicaid, Blue Cross, or any other public or private medical payment program; or (iv) cause DRH to violate or default under any of its legal obligations under debt financings. DRH, and not Manager, shall bear sole responsibility for non-compliance with this section if non-compliance was due to insufficient funds or acts, errors or omissions by DRH Personnel.

9.Limitations on Manager’s Exercise of Duties.

9.1Limitations on Manager’s Exercise of Duties.

(a)Except as contemplated by the Strategic Plan and Budget or as the Governing Body or its designee may specifically authorize in writing from time to time, Manager shall not have the authority to undertake the following, on DRH’s behalf, without the advance written consent of the Governing Body (or its designee authorized in writing):

(1)Purchase capital assets or incur expenses (other than consistent with the Strategic Plan and Budget) in excess of $50,000 or such higher amount as may be authorized by DRH.

(2)Incur debt on behalf of DRH;

(3)Encumber DRH property, or sell or dispose of any material assets having a value in excess of $25,000;

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(4)Approve or undertake any other matters required by law to be approved by DRH’s Governing Body;

(5)File or settle litigation;

(6)Grant any person any rights with respect to ownership of, or limiting the activities of, the DRH Facilities; or

(b)Except as set forth in the Strategic Plan and Budget, DRH shall have the ultimate authority to decide, in its sole and absolute discretion, whether to approve, disapprove or undertake any of the above listed items.  However, DRH agrees to consult and cooperate with Manager in good faith concerning any decisions related to the above listed items. The following list includes general items that require Board approval:

1.Adopting or amending employee equity and benefit plans

2.Hiring or firing senior officers or key employees

3.Entering into employment agreements, or amending the terms of employment, for senior officers

4.Borrowing or lending money

5.Adopting an annual budget

6.Entering into agreements of material importance to the corporation (e.g., financing agreements, material license agreements and leases)

7.Any expenses of greater than $50,000.00 (Fifty Thousand Dollars)

10.Defense of Claims; Exculpation.

10.1DRH.

(a)DRH agrees to indemnify, defend and hold harmless Manager, including its “advisors” (selected by Manager and accepted by DRH), affiliates, subsidiaries, successors and assigns, and any employee, agent, officer, director, shareholders, manager, representative, attorney, or independent contractors, including but not limited to Senior Executives and their employer and its affiliates (together, the “SE Employer”), and direct or indirect equity holder of Manager, and any person who controls Manager (any or all of the foregoing hereinafter a “Manager Indemnified Person”), from and against any losses, damages, liabilities, deficiencies, claims, actions, suits, proceedings, judgments, settlements, interest, awards, penalties, fines, costs, or expenses (including reasonable attorneys’ fees and costs of defense), joint or several, of any kind or nature whatsoever (collectively, “Claims”) that may be incurred by or asserted against Manager or a Manager Indemnified Person (whether or not Manager or a Manager Indemnified Person is party

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to such Claims) to the extent they result from, arise out of, or are in any way related to, the following, in each case as finally determined by an arbitrator:

(1)the breach or non-fulfillment or violation by DRH or any of its Representatives of any of the covenants, duties, obligations, representations or warranties of DRH set forth in this Agreement;

(2)any actions or omissions of DRH or its affiliates, subsidiaries, successors, assigns, employees, agents, officers, directors, managers, advisors, representatives, attorneys, independent contractors (respectively, “Representatives,” but for the avoidance of doubt specifically excluding Manager, SE Employer and Manager Indemnified Persons), including without limitation actions or omissions arising out of the negligence, gross negligence, recklessness, or willful misconduct of DRH or its Representatives  related to this Agreement;

(3)any failure by DRH or any of its Representatives to comply with any applicable federal, state or local laws, regulations or codes in the performance of its obligations under this Agreement;

(4)Manager’s or any Manager Indemnified Person’s involvement in, in any manner including without limitation the management of, oversight of or operation of, the DRH Facilities or any other errors, actions or omissions of Manager or any Manager Indemnified Person;

(5)any claim which is brought or asserted by third parties against Manager or any Manager Indemnified Person relating to this Agreement or DRH’s ownership or operation of the DRH Facilities, including without limitation the use of any real or tangible property in connection with the DRH Facilities; or

(6)any bodily injury, death of any person or damage to real or tangible property caused by the acts or omissions of DRH or any of its Representatives.

(b)Furthermore, DRH agrees to reimburse Manager, as incurred and upon demand by Manager, for legal or other expenses reasonably incurred by Manager or a Manager Indemnified Person in connection with investigating, defending or preparing to defend any such Claims (including without limitation in connection with the enforcement of the indemnification obligations set forth herein), whether or not Manager or any Manager Indemnified Person is a party to any Claims out of which any such expenses arise and whether or not such Claims are brought by DRH, its Representatives or any other person or entity.

(c)However, DRH shall not be obligated under the foregoing indemnity agreement in respect to any Claims (a) to the extent such Claims resulted in whole or in part from the gross negligence, willful misconduct or fraud of Manager or a Manager Indemnified Person; (b) by one Manager Indemnified Person against another relating to activities of such parties pursuant to the

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Agreement; or (c) arising from (i) felony criminal activity that any Senior Executive or Manager Indemnified Person directly participated in or (ii) other acts indemnifiable by Manager, in each such case (other than with respect to felony criminal acts), as finally determined by an arbitrator.

(d)The reimbursement and indemnity obligations of DRH under this Agreement shall be in addition to any liability DRH may otherwise have; shall extend upon the same terms and conditions to the Manager Indemnified Persons, and shall be binding upon and inure to the benefit of any successors, assigns, heirs, and personal representatives of DRH, or of Manager or any Manager Indemnified Persons.

10.2Manager. Manager shall indemnify, defend, and hold harmless DRH including its affiliates, subcontractors, successors and assigns and any employee, agent, officer, director, manager, representative, attorney or independent contractor (“DRH Indemnified Persons”) against any Claims (including reasonable attorneys’ fees and costs of defense) to the extent that they result from the felony criminal acts that Manager Indemnified Persons directly participated in, willful misconduct, gross negligence or fraud of Manager, in each such case (other than with respect to felony criminal acts which shall require final judgment by a court of competent jurisdiction (not subject to further appeal)), as finally determined by an arbitrator. A Manager Indemnified Person shall not be liable for any act or omission of any other Manager Indemnified Person other than its own officers, directors, employees and subcontractors. In addition, Manager shall not be obligated under the foregoing indemnity agreement in respect to any Claims (a) to the extent such Claims resulted in whole or in part   from the gross negligence, willful misconduct or fraud of DRH or a DRH Indemnified Person (b) by one DRH Indemnified Person against another relating to activities of such  parties pursuant to the Agreement; or (c) arising from (i) felony criminal activity that  any DRH Indemnified Person directly participated in or (ii) other acts indemnifiable by DRH, in each such case (other than with respect to felony criminal acts) as finally determined by an arbitrator. The Manager Indemnified Persons shall not be liable for any act, error, omission or delay taken at the specific direction or with the express approval of the Governing Body to take action or the failure of the Governing Body to take action.

10.3Procedure.

(a)In the event that any Party hereunder shall receive any notice of any claim or proceeding against said Party in respect to which indemnity may be sought under this Agreement, the said Party (“Indemnitee”) shall give the Party upon whom   a claim could be made under this Agreement (“Indemnitor”) written notice of such loss, liability, claim, damage, or expense and the Indemnitor shall have the right to contest and defend any action brought against the Indemnitee based thereon, and shall have the right to contest and defend any such action in the name of the Indemnitee at the Indemnitor’s own expense; provided, however, that if the Indemnitor shall fail to assume the defense and notify the Indemnitee of the assumption of the defense of any such action within ten (10) days of the giving of such notice by the Indemnitee, then the Indemnitee shall have the right to take any such action as it reasonably deems appropriate to defend, contest, settle, or compromise any such action or assessment and claim indemnification as provided herein; provided, however, that no Party shall settle any such action without the consent of the

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other applicable Party (which consent shall not be unreasonably withheld) unless such settlement involves only the payment of money and the claimant provides the Indemnitee a release from all liability in respect of such claim. If the Indemnitor defends any action for which indemnification is claimed, the Indemnitee shall be entitled to participate at its own expense in the defense of such action; and further, provided, however, that the Indemnitor shall bear the fees  and expense of the Indemnitee’s counsel only if (i) the engagement of such counsel is specifically authorized in writing by the Indemnitor, (ii) the Indemnitor is not adequately prosecuting the defense in good faith, or (iii) the named parties to such action include both the Indemnitor and the Indemnitee and there exists a conflict or divergence of interest between such parties which renders it inappropriate for counsel selected by the Indemnitor to represent both of  such parties. The Indemnitor shall not be liable for any settlement of any claim, action, or proceeding effected without its written consent. No Party shall recover an amount in excess of the actual damages incurred.

(b)Notice of all claims as required by this Agreement shall be promptly provided as to (i) the nature of any claim; or (ii) the commencement of any suitor proceeding brought to enforce any claim. In the event of failure to provide such notice or in the event that Indemnitee shall fail to cooperate fully with the Indemnitor in the Indemnitor’s defense of any suit or proceeding, the Indemnitor shall be released from some or all of its obligations with respect to that suit or proceeding to the extent that the failure of notice or cooperation actually and materially adversely affected the Indemnitor’s defense of such claims.

10.4Indemnification of Senior Executives. In addition to, and without limiting the indemnification described above, DRH shall indemnify the Senior Executives who will be acting as officers of DRH to the same extent and subject to the same conditions as the most favorable indemnification it extends to its officers or directors, whether under DRH's charter, bylaws, by contract or otherwise.

10.5Exculpation of Senior Executives and SE Employer. Though the Senior Executives may continue to be employed by and associated with the Manager or SE Employer and its affiliates while providing services described hereunder, with respect to DRH and DRH, the Senior Executives shall serve at the pleasure and direction of the Manager and/or Governing Body and neither the SE Employer, any Senior Executive nor any of their respective affiliates shall have any liability to DRH or DRH for any acts or omissions of the Senior Executives, notwithstanding that SE Employer may receive compensation from Manager for making the Senior Executives available to serve in such capacity (and DRH and DRH expressly waive and agree not to assert any claim of respondent superior or similar legal theory which might otherwise hold SE Employer or its affiliates liable for the acts or omissions  of the Senior Executives), except to the extent that any such Claims result primarily and directly from such Senior Executive’s felony criminal acts, willful misconduct, gross negligence or fraud in each such case (other than with respect to felony criminal acts which shall require final judgment by a court of competent jurisdiction (not subject to further appeal)), as finally determined by an arbitrator.

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11.Access to Records.

11.1Access to Records.

(a)Manager shall provide to the Governing Body, DRH’s auditors and accountants, DRH’s fiscal intermediaries, and accountants and agents for the Medicare and Medicaid programs or any other governmental authority exercising legal and appropriate authority, access to all lawfully required records for a period of seven (7) years after the furnishing of services under this Agreement.

(b)Until the expiration of four (4) years after the furnishing of Management Services pursuant to this Agreement, the Parties shall, upon written request, make available to the Secretary of Health and Human Services (the “Secretary”) or the Comptroller General, or their duly authorized representative(s), contract, books, documents, and records related to this Agreement and necessary to verify the nature and extent of the cost of such Management Services. If any Party carries out any of its obligations under this Agreement by means of a subcontract with a value of $100,000 or more, that Party agrees to include this requirement in any such subcontract. The availability of books, documents, and records shall be subject at all times to all applicable legal requirements, including without limitation such criteria and procedures for seeking and obtaining access that may be promulgated by the Secretary by regulation. Neither Party shall be construed to have waived any applicable attorney-client privilege by virtue of this Section.

11.2Exercise of Right of Access. The foregoing rights of access shall be exercisable through a written request, upon which Manager and its subcontractors shall give access to the above contracts, books, documents, and records from time to time during reasonable business hours.

12.Management Fee.

12.1Management Fees. In consideration for the Management Services provided by Manager under this Agreement, DRH shall pay Manager as follows (collectively, the “Management Fees”):

(a)A total annual base fee (the “Base Fee”) equal to Twelve Percent (12%) of all collected cash revenues for each fiscal year of this agreement.  Manager will be paid the Management Fee on a weekly basis for the preceding week’s total cash and settlements collected from all sources. Manager is authorized to withdraw this fee on a weekly basis and will present an invoice concurrently, based on the preceding week's collected settlement reports. However, Manager must first ensure Hospital payroll is met as its’ highest priority before cash is withdrawn to pay Manager’s fees. If funds are insufficient to cover all or part of Manger’s fees, the balance due will be deferred as owed but carried as a deferred expense due Manager. When, in Manager’s best business judgement, sufficient funds become available to pay off all or part of fees incurred and still owing, Manager will pay down all or part of the balance of fees owed using prudent business judgement and discretion. In no case shall Manager forgive fees due for management services rendered.

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(b)An incentive or success fee (the “Incentive Fee”) to be negotiated based on the achievement of certain mutually agreed milestones.

(c)IT support and EMR services are not included in the management fee and will be offered to DRH by separate agreement.

12.2Arm’s Length Transaction. The Parties have negotiated the Management Fees at arm’s length, assisted by professional financial advisers. They believe that the management fees are consistent with fair market value and comply with law.

13.Breach. In the event of a breach of any obligation or covenant under this Agreement, other than the obligation to pay money (which shall have a thirty (30) day cure period), the non-breaching Party may give the breaching Party written notice of the specifics of the breach, and the breaching Party shall have sixty (60) days (the “Cure Period”) in which to cure the breach; provided, that for any non-monetary defaults reasonably requiring greater than ninety (90) days to cure, the breaching Party shall not be in default so long as the breaching Party commences to cure such default within the required sixty (60) days and diligently prosecutes  such cure to completion thereafter. Only if the breach is not cured within said Cure Period shall the non-breaching Party be entitled to pursue any remedies it may have by reason of the breach.  A waiver of any breach of this Agreement shall not constitute a waiver of any future breaches of this Agreement, whether of a similar or dissimilar nature.

14.Term. The term of this Agreement (“Term”) shall commence and be deemed effective as of the Effective Date, and continue for an initial ten (10) year period, and shall automatically renew for one (1) additional five (5) year period unless a Party provides at least one hundred eighty (180) days prior written notice of nonrenewal to the other party. Thereafter, this Agreement may be renewed upon prior written agreement of the Parties. Any renewal periods shall be deemed a part of the Term.

In the event of and regardless of a Change of Control or merger or sale of the Hospital, this Management and Administrative Service Agreement will be assigned and assumed by the new owner or controlling entity as part of the transaction or event and continue in full force and effect through the end of the term and renewals.  iHealthcare Inc reserves all rights to this agreement in the event of such an occurrence.

15.Dispute Resolution and Remedies.

15.1Resolution by Management. The Parties’ respective management teams shall attempt, in good faith, to privately and confidentially resolve any dispute, controversy or claim arising under this Agreement (a “Dispute”). In the event the Parties are unable to resolve the Dispute after negotiating in good faith for thirty (30) days following written notice of the Dispute served on a Party, either Party may refer such Dispute to DRH and the CEO of Manager for resolution.

15.2Arbitration. IF A DISPUTE ARISES, THE PARTIES WILL: (a) RESOLVE ALL DISPUTES BY BINDING ARBITRATION HELD IN MIAMI-DADE COUNTY, FLORIDA BEFORE A SINGLE ARBITRATOR FROM JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (“JAMS”); AND (b) WAIVE ANY RIGHT TO CIVIL TRIAL BY JUDGE OR JURY.  Notwithstanding the foregoing, all claims alleging violation of this agreement, restrictive

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covenants, mishandling of Confidential Information, or transgression of intellectual property rights, shall be subject to the exclusive jurisdiction, in Miami, Florida, of either the Florida state courts or the US District Court.  Before accepting appointment, the arbitrator shall agree: (a) that the arbitrator’s award shall be made within nine (9) months of the filing of a notice of intention (or demand) to arbitrate  (but it may be extended by written agreement of the parties); (b) to base any decision or award on governing law; (c) to not award punitive or other damages that are not measured by the prevailing party’s actual damages, except as may be required by statute; and (d) to issue an award in writing within ten (10) days of concluding the presentation of evidence and briefs.  Judgment may be entered in any court having jurisdiction thereof.  The prevailing party shall be entitled to recover from the other party its costs and expenses, including reasonable attorney’s fees.

15.3LIMITATION OF LIABILITY.  NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES, NOR THE COST OF PROCURING SUBSTITUTE ITEMS OR SERVICES, ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES.  IN NO EVENT WILL MANAGER BE LIABLE TO CLIENT FOR SPECIAL OR CONSEQUENTIAL DAMAGES ARISING FROM THE PROVISIONS AND THE PERFORMANCE OF SERVICES BY MANAGER UNDER THIS AGREEMENT, EVEN IF MANAGER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. FURTHER, THE TOTAL LIABILITY OF MANAGER UNDER THIS AGREEMENT, FOR ANY AND ALL CAUSES, WILL BE LIMITED, AND MANAGER’S TOTAL LIABILITY WILL NEVER EXCEED THE SUM OF TWENTY PERCENT [20%] OF ONE (1) MONTH AVERAGE MANAGEMENT FEES.

EXCEPT AS PROVIDED HEREIN, MANAGER DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED [EITHER IN FACT OR BY OPERATION OF LAW], WITH RESPECT TO ANY ITEM OR SERVICE PROVIDED HEREUNDER, INCLUDING BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY, TITLE, NON-INFRIGEMENT, OR FITNESS FOR A PARTICULAR PURPOSE OR ANY WARRANTY ARISING FROM CONDUCT, COURSE OF DEALING, CUSTOM, OR USAGE IN TRADE. No claim against MANAGER of any kind under any circumstances will be filed more than one year after DRH knows of, or in the exercise of reasonable care, could know of, such claim or an act or omission of MANAGER that would give rise to such a claim.

15.4Remedies. The arbitrator may grant as remedies in connection with an outstanding Dispute: (a) a required Corrective Action Plan for Manager’s performance of the Management Services, (b) specific performance of this Agreement, (c) full payment by DRH to Manager in accordance with the terms hereof, (d) a modification to the Performance Targets; (e) monetary indemnification in accordance with the terms hereof, and/or (g) any other lawful and appropriate remedy, including termination of this Agreement.

15.5Exclusive Process. Except as otherwise set forth herein, the procedure set forth in this Section 15 shall be the Parties’ exclusive process for resolution of all Disputes.

16.Termination. This Agreement may be terminated prior to the expiration of the Term only as follows, and any such termination shall not affect any rights or obligations arising prior to the effective date of termination:

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16.1Termination for Material Breach.

(a)Notwithstanding any provision contained herein, however, Manager shall not be liable to DRH and shall not be deemed to be in breach of this Agreement for  the failure to perform any or all obligations to be performed by Manager pursuant to this Agreement, to the extent such failure results from (i) governmental intervention, (ii) labor dispute, (iii) law, regulations, rules or reimbursement rules or policies that actually prevent such performance, (iv) any other action or force majeure or event which is beyond the reasonable control of Manager, or (v) any failure by DRH to perform, fund or meet any of DRH’s obligations hereunder; and provided that Manager shall nevertheless be obligated duly to perform hereunder to the extent such performance remains feasible.

16.2Bankruptcy Insolvency. Manager shall be entitled to file a UCC for unpaid Management Fees. Manager may terminate this Agreement upon ten (10) days written notice to DRH in the event DRH (or DRH’s sponsoring entity)  becomes insolvent or fails to pay, or admits in writing its inability to pay, its debts as they  mature; or a trustee, receiver or other custodian is appointed for such other party for all or a substantial part of such person’s property and is not discharged within sixty (60) days of appointment;  or any bankruptcy reorganization, debt, arrangement, or other proceeding under  any bankruptcy or insolvency law or any dissolution or liquidation proceeding is instituted by or against such person and if instituted against such person’s is consented to or acquiesced in by such person or remains un-dismissed for sixty (60) days following the original filing; or any warrant or attachment is issued against any substantial portion of the property of such person which is not released within sixty (60) days of service; and DRH may likewise terminate if   any of the foregoing occurs with regard to Manager or iHealthcare Management II Company and this substantially impairs Manager’s ability to perform its obligations under this Agreement.

17.Effects of Termination. The termination of this Agreement for any reason shall be without prejudice to any payments or obligations which may have been earned and accrued or become due to any Party hereunder prior to the date of termination. Notwithstanding anything to the contrary herein, the following provisions shall survive any termination hereof: Sections 10 (Defense of Claims), 11 (Access to Records), 12 (Management Fee), 15 (Disputes), 19 (Representation and Warranties) and 21 (Miscellaneous). In the event this Agreement is terminated for any reason, DRH shall pay to Manager all unpaid fees then due.

18.Transition Services. In the event of termination of this Agreement prior to expiration for any reason other than insolvency or bankruptcy of DRH, upon request of DRH, Manager shall be obligated to continue to provide DRH with the Management Services described herein for a period of up to one hundred twenty (120) days after such termination or expiration of this Agreement (the “Transition Period”), and during such Transition Period: (a) Provided  DRH shall continue to compensate Manager in accordance with this Agreement, (b) Manager shall fully cooperate in order to ensure the orderly and efficient transfer of its functions hereunder to DRH and/or another service provider; (c) Manager shall fully cooperate in order to ensure no disruption to patient care functions; and (d) the Parties shall

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cooperate in order to resolve any outstanding operational, financial, legal or other matters arising (including audits) from the period in which this Agreement was in effect.

19.Representations and Warranties.

19.1Manager. As of the Effective Date, Manager represents and warrants to DRH as follows:

(a)Manager is a Florida company duly organized, validly existing, and in good standing under the laws of the State of Florida.

(b)Manager has full authority to enter into and perform this Agreement, and the signature of Manager’s representative at the end hereof signifies that this Agreement has been duly authorized, executed and delivered and represents a legal, valid and binding agreement enforceable against Manager in accordance with its terms (subject only to customary limitations on the enforceability and availability of remedies in accordance with principles of law and equity).

(c)The execution, delivery and performance of this Agreement by Manager does not (i) require any consent, waiver, approval, license or authorization of any person or public authority which has not been obtained and is not presently in effect; (ii) to the knowledge of Manager, violate any provision of law applicable to Manager; or (iii) conflict with or result in a default under, or create any lien upon any of the property or assets of Manager under, any agreement or instrument; or (iv) violate any judicial or administrative decree, contract, or other legal obligation to which Manager is subject or by which any of its assets are bound.

(e)There is no civil, criminal or administrative action, suit, demand, claim, hearing, proceeding or investigation pending or, to Manager’s knowledge threatened against Manager that may materially delay or interfere with its entering into and fully and duly performing this Agreement.

(f)Neither Manager nor, to the knowledge of Manager, any Manager personnel (including any Senior Executive) is a person excluded or barred from the Medicare or Medicaid programs.

19.2DRH. As of the Effective Date, DRH represents and warrants to Manager as follows:

(a)DRH is a for-profit corporation duly organized, validly existing, and in good standing under the laws of the State of Florida.

(b)DRH has full authority to enter into and perform this Agreement, and the signature of DRH’s representative at the end hereof signifies that this Agreement has been duly authorized, executed and delivered and represses a legal, valid and binding agreement enforceable against DRH in accordance with its terms (subject only to customary limitations on the enforceability and availability of remedies in accordance with principles of law and equity).

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(c)The execution, delivery and performance of this Agreement by DRH does not (i) require any consent, waiver, approval, license or authorization of any person or public authority which has not been obtained and is not presently in effect; (ii) violate any provision of law applicable to DRH; or (iii) conflict with or result in a default under, or create any lien upon any of the property or assets of DRH under, any agreement or instrument; or (iv) violate any judicial or administrative decree, contract, or other legal obligation to which DRH is subject or by which any of its assets are bound.

(d)There is no civil, criminal or administrative action, suit, demand, claim, hearing, proceeding or investigation pending or, to DRH’s knowledge threatened against DRH that may materially delay or interfere with its entering into and fully and duly performing this Agreement.

20.Miscellaneous.

20.1Non-Solicitation. During the Term hereof and for a period of two  (2)  years after its expiration or termination for any reason DRH, on behalf of itself and its subsidiaries and affiliates and any person which may acquire all or substantially all of its assets agrees that, until two (2) years subsequent to the termination of this Agreement, it will not solicit, recruit, hire or otherwise engage any Senior Executive or other employee of the Manager or SE Employer that provided services to DRH or Manager relating to DRH while employed by SE Employer or its affiliates (“SE Employer Solicited Person”).

20.2Public Statements. Manager shall be authorized to make public statements about DRH, services provided and its relationship hereunder.

20.3Use of DRH Name. Manager may use the DRH or DRH Hospital names in a manner reasonably necessary or conducive to performing its services hereunder.

20.4Reimbursable Expenses. During the Term, Manager shall be promptly reimbursed for all reasonable expenses (to the extent of and pursuant to DRH’s expense reimbursement policy for other personnel and contractors) incurred by Manager or third parties Manager contracts with in connection with the provision of the Management Services hereunder (e.g., Senior Executives), including, but not limited to transportation, lodging, meals, travel and office expenses upon submission to DRH of invoices. Any such expenses, subject to this section, shall require prior approval by DRH to be eligible for reimbursement.

20.5Notices. All notices, requests, demands and other communications  required or permitted to be given pursuant to this Agreement must be in writing and shall be (i) delivered to the appropriate address by hand, by nationally recognized overnight service (costs prepaid); (ii) sent by facsimile or email, or (iii) sent by registered or certified mail, return receipt requested, in each case to the following addresses, facsimile numbers or email addresses and marked to the attention of the person (by name or title) designated below (or to such other address, facsimile number, email address or person as a Party may designate by notice delivered to the other Party in accordance with this Section:

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Manager: Executive Vice President

iHealthcare Management II Company II

                            3901 SW 28th Street 2nd Floor

                            Miami, FL, 33142

DRH:                 Drumright Regional Hospital

                              610 W Truck Bypass

                              Drumright, OK 74030

All notices, requests, demands and other communications shall be deemed have been duly given (as applicable): (A) if delivered by hand, when delivered by hand; (B) if delivered by UPS, Federal Express, DHL or other nationally-recognized overnight delivery service, when delivered by such service; (C) if sent via registered or certified mail, three (3) Business Days after being deposited in the mail, postage prepaid; or (D) if delivered by email or facsimile, when transmitted if transmitted with confirmed delivery.

20.6Severability. If any clause or provision of this Agreement  is  determined by a governmental body or a court having jurisdiction thereof to be illegal, invalid, or unenforceable under any present or future law, then the Parties agree that the remaining provisions of this Agreement that reasonably can be given effect apart from the illegal or unenforceable provision shall continue in effect and there shall be substituted for such invalid or unenforceable provision a provision as similar as is feasible and yet would be lawful.

20.7Expenses. Except as otherwise expressly provided herein, each Party will bear its own legal, accounting, and other fees and expenses relating to the negotiation and preparation of this Agreement and the transactions contemplated hereby.

20.8Public Announcements. The time and content of any announcements, press releases, or other public statements concerning this Agreement and the transactions described herein will be determined by a process agreed to by the Parties.

20.9Waiver. No failure on the part of any party hereto to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other rights, power or remedy.

20.10Captions. The captions or titles of the sections herein have been included for convenience only and shall not be considered as part of this Agreement.

20.11Counterparts. This Agreement may be signed in counterparts, each of which shall be deemed an original. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (“pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

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20.12Force Majeure. Manager shall not be deemed to be in violation hereunder for failure to perform any obligation contained in this Agreement or for any incomplete performance hereunder for the time of and to the extent that such failure or incomplete performance is occasioned by any cause or causes beyond the control of Manager, including, but not limited to, delays or failure in performance or non-performance or interruption of services resulting directly or indirectly from acts of God, Acts of War (including Terrorist activities), civil disorders, vandalism, fires, floods, weather, electrical failures, postal delays, inability to procure materials, sabotage, restrictive governmental laws or regulations, labor actions or shortages, criminal activity of third parties,  loss of internet connectivity or incomplete or inaccurate data input as supplied by DRH.

20.13Consents. Whenever under this Agreement provision is made for either Party’s securing the consent or approval of the other, such consent or approval shall be in writing and (except as otherwise provided herein) shall not be unreasonably withheld, delayed, or conditioned.

20.14Binding Effect; Assignment. This Agreement is binding on, and is for the benefit of DRH and Manager and their successors, assigns, and legal representatives (and Manager; iHealthcare Management II Company). A Party shall not assign its rights or delegate its obligations under this Agreement without the prior,  written consent of the other Party; provided, that, Manager may (upon written notice to DRH) assign this Agreement to an affiliate of Manager, and/or to subcontract with any other parties for the performance of various aspects of its obligations hereunder, provided  that Manager shall (a) adequately inform such subcontractors of their obligations hereunder, (b) ensure that they fully comply herewith, and (c) remain fully responsible for the performance of any such assignee and/or subcontractor.

20.15Governing Law. This Agreement shall be governed and construed according to the laws of the State of Florida, without giving effect to any choice or conflict of law provision or rule thereof.

20.16Further Assurance. Each Party agrees to execute and deliver to the other such additional instruments, certificates, and documents as the requesting Party may reasonably request in order to assist the requesting Party in obtaining the rights and benefits to which such Party is entitled hereunder.

20.17Third Party Beneficiaries. The Manager Indemnified Persons, DRH Indemnified Persons, the Senior Executives and SE Employer are express third party beneficiaries of the provisions of this Agreement that relate to them.

20.18    Entire Agreement. This Agreement (including exhibits and schedules) contain the entire agreement of the Parties with respect to the matters set forth herein and supersede all prior negotiations and agreements, whether oral or written, concerning the subject matter hereof, all of which are merged in this Agreement.

20.19   Amendment and First Right of Refusal. This Agreement sets forth the entire understanding and agreement among the parties hereto with reference to the subject matter hereof and may not be modified, amended, discharged or terminated except by a written instrument signed by the parties hereto. First Right of Refusal:  Landlord/Owner hereby grants to iHealthcare (iHCC) a first right of refusal to purchase the hospital property and real estate during the term and any extensions of this Management and

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Administrative Services Agreement.  If Landlord/Owner shall desire to sell the hospital property and real estate, and receives a bona fide offer to purchase, Landlord/Owner shall give iHealthcare written notice of Landlord/Owner intention to sell Landlord/Owner interest in the hospital property and real estate as contained in said offer to purchase. Such notice (Landlord/Owner Notice) shall state the terms and conditions under which Landlord/Owner intends to sell its interest. For Sixty (60) business days following the giving of such notice, iHealthcare shall have the option to purchase the Landlord/Owner interest as stated in the Landlord/Owner Notice.  A written notice in substantially the following form, addressed to Landlord/Owner and signed by iHealthcare, within the period for exercising the Option, shall be an effective exercise of iHealthcare Option to Purchase.

20.20Manager; iHealthcare Management II Company. In consideration for the potential benefits to iHealthcare Management II Company, as sole member or ultimate parent of Manager to be derived from the management fees and other benefits secured by Manager hereunder, iHealthcare Management II Company hereby agrees fully to ensure that Manager duly and timely fulfills its performance obligations, financial obligations, indemnification obligations, and other obligations, under this Agreement. DRH retains Manager as the sole and exclusive executive group and management agent during the term of this Agreement.

                                                                    [Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of January 7, 2019.

Drumright Regional Hospital:

By: /s/ Jorge Perez

Name: Jorge Perez

Title: Chairman, Hospital Governing Body

Manager - iHealthcare Management Company

By: /s/ Noel Mijares

Name: Noel Mijares

Title:     Chief Executive Officer

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MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT

Fairfax Community Hospital

THIS MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT (this “Agreement”) is entered into as of the 7th day of January 2019, by and among CAH Acquisition Company 12, LLC D/B/A Fairfax Community Hospital (“FCH”), a Delaware Limited Liability Company, and iHealthcare Management II Company, a Florida Corporation (“Manager”). FCH and Manager are sometimes referred to herein individually as a “Party” or collectively as the “Parties.”

WITNESSETH:

WHEREAS, FCH owns and operates an acute general medical and surgical hospital (the “FCH Facilities”) located on the medical campus with a principal address of 40 Hospital Road Fairfax, Oklahoma 74637;

WHEREAS, Manager is a Hospital Management Company;

WHEREAS, Manager has demonstrated expertise and a track record of successfully managing and improving the performance of hospitals serving rural communities;

WHEREAS, FCH desires that Manager provide services to administer, supervise, and manage, and Manager desires to administer, supervise, and manage, the operations of the FCH Facilities on behalf of FCH commencing on January 7, 2019 (the “Effective Date”) on the terms and conditions set forth hereinafter, in furtherance of and consistent with FCH’s mission:

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements, covenants and promises hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the Parties hereto agree as follows:

1.Retention of Manager. Subject to the terms and conditions of this Agreement, as of the Effective Date, FCH hereby retains and appoints Manager to manage the FCH Facilities on behalf of FCH. Manager shall provide, at Manager’s sole expense and determination, all necessary corporate administration, shared services, legal services, compliance, hospital employee benefits program sponsorship, general business infrastructure and support necessary for Manager’s performance under this agreement. During the Term hereof, Manager shall be the exclusive provider of such services as are described herein as Management Services.

2.Strategic Plan and Budget. Manager and FCH, shall develop and agree on an annual plan setting forth details regarding the strategic, operational and capital activities that Manager shall undertake and

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oversee on behalf of FCH and the budgets regarding such activities (as amended from time to time, the “Strategic Plan and Budget”), which shall include, among other matters:

(a)strategic, programmatic and service line initiatives (including their operating and capital requirements) for the FCH Facilities;

(b)performance improvement initiatives, business development objectives, cost reduction plans, synergistic opportunities and efficiency improvements;

(c)an annual operating budget setting forth an estimate of operating revenues and expenses for the next year, which operating budget shall be in reasonable detail and shall contain an explanation of anticipated changes in utilization, patient charges, payroll, and other factors;

(d)an annual capital expenditures budget outlining a program of capital expenditures for the next fiscal year, which budget shall designate expenditure items as either “routine capital” or “enhancement capital” and estimate where possible their return on investment and other impact on operations, market position, etc.; and

(e)an annual projection of cash receipts and disbursements based upon the proposed capital expenditures and operating budgets, which projection shall contain recommendations concerning use of excess cash flow, if any.

2.2Revenues. To the extent cash revenues of the FCH Facilities are not sufficient to support expenditures contemplated by the Strategic Plan and Budget, FCH will be solely responsible for its cost of operation. If requested by FCH, Manager will use commercially reasonable efforts to assist FCH in obtaining financing to fund such cost of operation. Manager shall use commercially reasonable efforts to achieve the revenue targets and other goals consistent with the Strategic Plan and Budget and Performance Targets.

3.Control By FCH. Notwithstanding anything contained anywhere to the contrary, the Governing Body of FCH shall be the Governing Body of the FCH Facilities (the “Governing Body”) and, shall possess ultimate authority and control over FCH. FCH authorizes general operating policies developed by and to be carried out by Manager under this Agreement. The Governing Body shall delegate authority to Manager to enable Manager effectively to perform its functions hereunder. By entering into this Agreement, FCH does not, and shall not in the future, delegate to Manager any of the powers, duties, and responsibilities vested in the Governing Body by law or by FCH’s governing documents. FCH is solely obligated to and shall pay, make funds available to Manager for the payment of, or otherwise cause to be satisfied or discharged, all Hospital Expenses in accordance with the terms of this Agreement. On a monthly basis, Manager shall meet or confer with FCH and provide financial reports, statistical reports, updates and review requests for approvals by the Governing Body.

4.Operational Services. Manager shall use commercially reasonable efforts to oversee the efficient and orderly operation of the FCH Facilities and shall provide the following services in accordance to the terms hereof, or if not herein specified then at least at the level of prevailing industry practices:

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4.1Key Hospital Services. Manager shall (a) use commercially reasonable efforts to perform all services consistent with the specific standards herein, (b) use commercially reasonable efforts otherwise to oversee the implementation of processes and systems at the FCH Facilities consistent with the Strategic Plan and Budget, and (c) refrain from intentionally taking any actions that are in material violation of applicable laws in its activities pursuant to this Agreement. Manager’s objectives in performing the Management Services shall include the following:

(a)Improving Emergency Department responsiveness to patients, reducing wait times and left-without-being-seen metrics;

(b)Improving clinical service quality and documentation through sophisticated hospitalist and case management programs and quality of services [which may be provided by telehealth services];

(c)Decreasing supply chain costs and quality of services by standardizing purchasing activities and establishing cost-effective purchasing and usage protocols;

(d)Managing labor costs through disciplined staffing policies, while strengthening employee retention and recruitment activities;

(e)Improving the clinical documentation, coding and billing procedures of the FCH Facilities, and compliance with government programs and private payor requirements, so as to increase proper fee realization in accordance with applicable contracts and law;

(f)Assisting with the improvement of other revenue cycle functions;

(g)Developing new recurring revenue streams and increasing inpatient volumes by expanding and refining managed care activities;

(h)Realigning administrative infrastructure to better capitalize on system scale and to standardize best practices;

(i)Improving marketing, advertising and positioning of FCH within the local market;

(j)Improving care protocols and management of patient care flow, bed availability and turnover, and length of stay;

(k)Augmenting initiatives in payer relations and contracting;

(l)Enhancing the effective linkage of the clinical enterprise with support of FCH’s teaching and research activities; and

(m)Implementing the services described in the remainder of this Agreement.

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(n)Advising the Governing Body of any material actions that Manager recommends be taken to avoid material non-compliance with law or deficiencies in services

4.2Staffing.

(a)During the Term, Manager shall contract with and provide, and at its sole expense pay all compensation and benefits due to a Chief Executive Officer and necessary and adequate corporate administration, shared services and business infrastructure. Each such Senior Executive, and any future replacement thereof, shall be subject to reasonable advance approval by the Governing Body, which shall not be unreasonably withheld or delayed. When so approved by the Governing Body and in the performance of their duties hereunder, such Senior Executives shall be subject to and shall comply with all FCH policies and requirements applicable to their respective positions and duties, subject to the Senior Executives being advised thereof in writing in advance.  In addition, at Hospital Expense and not included in the Management Fee, Manager may make available certain advisors and other personnel (the “Senior Advisors”) from time to time to consult with, visit and perform on site periodic reviews and evaluations, and advise FCH regarding the operations and business of the FCH Facilities in order to ensure effective management of the FCH Facilities.  The Parties acknowledge and agree that the composition of such advisory services at any given time may vary depending on the needs of the business of FCH, in Manager’s reasonable discretion and/or at FCH’s reasonable request and Manager’s agreement thereto.

(b)Subject to the Strategic Plan and Budget, Manager will determine necessary and appropriate staffing levels of the FCH Facilities, and Manager shall oversee and administer the recruitment and hiring in the name of and on behalf of FCH such physicians, nurses, technicians, administrative, and other staff as are determined to be necessary or appropriate for the operation of the FCH Facilities. Manager shall execute on behalf of FCH, as appropriate, any employee hiring, terminations, or other actions. Manager shall monitor and review all payroll functions for the FCH Facilities periodically.

(c)All personnel required to be employed directly by FCH under applicable licensure and reimbursement laws, regulations, and related requirements shall be employees or contractors of FCH (“FCH Personnel”) and not Manager, and shall be subject to FCH’s personnel policies. All wages, benefits and other payroll expenses related to FCH Personnel shall be included as part of Hospital Expenses. For the avoidance of doubt, the term FCH Personnel does not include any Senior Executives or any personnel of Manager, unless FCH first approves their addition at Hospital Expense.

(d)Manager shall administer and oversee the enforcement of personnel policies established in accordance with FCH’s contractual obligations, employment policies and the Strategic Plan and Budget in connection with hiring, managing, and discharging FCH Personnel.

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(e)Subject to the terms of any applicable labor agreements binding  FCH or the FCH Facilities, including, without limitation, any collective bargaining agreements, Manager, as the authorized agent of FCH, shall (i) determine the staffing plans on behalf of FCH with respect to the number and qualifications of FCH Personnel required for the efficient and effective operation of FCH Facilities operations, and, (ii) in accordance with the Strategic Plan and Budget, implement wage scales, employee benefit packages and programs, in-service training programs, staffing schedules, and job descriptions for FCH Personnel, all in order to accomplish the policies established by FCH.

(f)           Manager is authorized to provide or arrange for cost effective employer self-insured employee benefits programs either through third parties or through an affiliate of Manager on behalf of the Hospital at Hospital Expense. Manager is authorized to sponsor such programs as necessary for their implementation.

4.3Training. Manager, in collaboration with FCH, shall assist in educational training programs for FCH Personnel designed to improve inpatient and case management, clinical documentation, departmental operations and such other matters as Manager may determine to be beneficial to the efficient operation of the FCH Facilities.

4.4Contracts. Manager shall assist the Senior Executives in negotiating and consummating agreements and contracts for and on behalf of the FCH Facilities in the name of FCH in the usual course of business, all in accordance with the Strategic Plan and Budget.

4.5Laws and Accreditations. Manager shall provide assistance in obtaining and maintaining, in FCH’s name, all licenses, permits, approvals and certificates of accreditation required for the operation of the FCH Facilities.

4.6Medical Records. Manager shall administer and oversee systems for the timely, accurate and efficient creation, filing, security, sharing among care givers and other lawful persons, and retrieval at the FCH Facilities, of all medical records, charts, and files, all in accordance with applicable law, the requirements of payors, the needs of effective risk management and compliance systems, and other best practices.

4.7HIPAA and Business Associate Agreement. The Parties hereby acknowledge and agree to enter into and comply with the Business Associate Addendum attached hereto, to evidence their compliance with privacy standards adopted by   the U.S. Department of Health and Human Services as they may be amended from time to time, 45 C.F.R. Parts 160 and 164, subparts A, D and E, the security standards adopted by the U.S. Department of Health and Human Services as they may be amended from time to time, 45 C.F.R. Parts 160, 162 and 164, subpart C , and the requirements of Title XIII, Subtitle D of the Health Information Technology for Economic and Clinical Health (HITECH) Act provisions of the American Recovery and Reinvestment Act of 2009, 42 U.S.C. §§ 17921-17954, and all its implementing regulations, when and as each is effective and compliance is required, as well as any applicable state confidentiality laws.

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4.8Support Services. Manager shall administer and oversee customary hospital support services, including, but not limited to, housekeeping, maintenance (including repair and maintenance of the interior and exterior of the FCH Facilities building, and grounds), janitorial, security and food services.

4.9Information Technology Systems and Records. Manager shall administer and oversee the maintenance and operation of accounting, auditing, budgeting, reimbursement, revenue cycle, payor reporting and reconciliation, electronic health record, computerized physician order entry, and other clinical service records and other information technology systems required for the efficient management of the FCH Facilities’ affairs and compliance with payor program requirements and/or contracts. Manager shall administer and oversee the preparation and maintenance of all books and records regarding operations and financial transactions pertaining to the FCH Facilities and shall ensure copies of such books and records are made available to the Governing Body or its designee upon request.

4.10Establishment of Operational Policies. Manager shall develop and implement FCH policies, procedures, and standards of operation, maintenance, pricing, and other matters affecting the FCH Facilities and the operation thereof, consistent with the Strategic Plan and Budget.

4.11Acquisition of Property. Manager shall be responsible for the oversight of acquisition of all personal property, equipment, supplies, and inventory as may be necessary to operate the FCH Facilities in accordance with (i) this Agreement, (ii) the Strategic Plan and Budget, (iii) applicable laws, rules, and regulations, and (iv) applicable standards and guidelines on accreditation promulgated by the Joint Commission or any other applicable accreditation organization. Manager shall have the right to utilize such personal property, equipment, supplies, and inventory at the FCH Facilities as Manager reasonably deems necessary and appropriate to fulfill its obligations hereunder.

4.12FCH Missions. Manager shall assist FCH in:

(a)Managing the linkage between the clinical programs and student and resident academic training programs; and

(b)Enhancing the FCH Facilities’ community service mission and engagement in community activities that educate, inspire, and improve the quality of life and overall health outcomes of the patient populations served by FCH.

4.13Public Relations. Manager shall implement such advertising, marketing and other activities as may be conducive to the efficient operation of the FCH Facilities, subject to the prior approval of the Management Committee for all new materials. Subject to the foregoing, from time to time, Manager shall engage in reasonable and lawful marketing and public relations activities designed to enhance the FCH Facilities’ image and reputation and to secure and maintain patients at the FCH Facilities.

4.14Liability Insurance. Manager shall obtain and/or maintain in effect, on FCH’s behalf and at FCH’s sole expense, throughout the term of this Agreement, such policies (or programs) of property/casualty coverage, public liability, professional liability and hazard insurance and other customary insurance coverage's in commercially reasonable amounts for and on behalf of the FCH Facilities as are designated

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by FCH and consistent with the Strategic Plan and Budget or, in the absence of such a specification, as Manager considers reasonable and prudent based on criteria generally used by Manager with respect to the hospitals owned or managed by Manager. FCH, Manager and the Senior Executives shall be covered under all such applicable policies (or programs). Additionally, Manager and the Senior Executives shall be named as additional insured's under FCH’s Directors’ and Officers’ liability, Errors and Omissions liability, professional liability and other insurance policies and the Senior Executives shall be insured under any such policies to the same extent as FCH’s other officers and directors.

4.15Indigent Care. Manager shall assure access to medical care for indigent persons at the FCH Facilities in accordance with FCH’s mission, the Strategic Plan and Budget and applicable law. Manager and FCH shall ensure that charity care at FCH Facilities is provided in a manner consistent with FCH’s policies in effect from time to time. Manager shall implement and administer on behalf of FCH appropriate agreements with governmental authorities concerning reimbursement for services provided to indigent and uninsured persons.

4.16Charges.

(a)Manager shall oversee the billing for services rendered by the FCH Facilities and the collection of all accounts due to the FCH Facilities in accordance with lawful Charge-master and collection policies developed by FCH pursuant to the Strategic Plan and Budget and each applicable third-party payor program or contract. FCH shall approve the Charge-master. Manager shall update FCH on all changes to the Charge-master as they may occur in the normal course of business. Manager shall be entitled to obtain, on behalf of, and at the expense of, FCH, the assistance of one or more collection agencies who shall be required to act in accordance with law and generally recognized practices for hospitals (such as the AHA Guidelines.)

(b)FCH shall maintain bank accounts (“FCH Accounts”) necessary for operations of the FCH Facilities and Manager shall cause to be deposited therein all receipts and money arising from operations of the FCH Facilities. It is anticipated that the Senior Executives appointed as Chief Executive Officer and designated Chief Financial Officer or designee of FCH, and such other individuals as are approved by the Governing Body from time to time, shall have the right to authorize disbursements from FCH Accounts on behalf of FCH in such amounts and at such times as the same are required, as addressed further below.

4.17Payment of Expenses. Provided FCH has sufficient funds, Manager shall timely and accurately pay on behalf of FCH, from funds generated by the FCH Facilities in the FCH Accounts, where and as due, and without delinquency or default, all proper debts, liabilities, costs, and expenses (“Expenses”) related to the ownership, management and operation of the FCH Facilities, including any taxes  and all  bills for goods delivered or services rendered to the FCH Facilities and all personal property, supplies, inventory and all other items necessary for operation of the FCH Facilities and to provide the Management Services described herein. Manager shall contest by appropriate and legal means, (but may not bring any lawsuit without complying with such guidelines and policies as are established from time to time by the Governing

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Body or the Management Committee) on behalf of FCH, any claims for payment asserted with respect to the FCH Facilities that Manager, in good faith, considers erroneous or improper.

4.18Agency. Within the scope of functions delegated to Manager hereunder and subject to other conditions set forth herein, Manager shall have the right to act and shall assist FCH as the agent and attorney-in-fact of FCH in the procuring of licenses, permits and other approvals, the payment and collection of accounts, and in all other activities necessary, appropriate, or useful to Manager in the carrying out of its duties. In performing such services, Manager shall comply with all applicable laws, regulations and requirements of governmental bodies.

4.19Elective Corporate-Based Consulting Services. If requested by FCH and agreed by Manager, Manager or its designees may provide as added elective consulting services (not included with Management Fees but paid instead under mutually agreed separate written agreements), corporate-based consulting services that are outside of the scope of the Management Services provided under this Agreement (“Consulting Services”). Manager will provide any such Consulting Services at market rates or such rates as may be mutually agreed to by the Parties, which rates shall be determined at the time such Consulting Services are requested.

4.20Compliance with Law and Professional Standards. In performing its services hereunder, and in all conduct related to this Agreement, Manager will comply with all applicable laws and with generally recognized professional standards for similar services within the hospital management industry.

5.Reports to FCH. For the purpose of keeping informed with respect to the operation of the FCH Facilities and Manager’s performance hereunder, Manager shall arrange for the preparation and delivery to the Governing Body or its designee the following:

5.1Financial Statements.

(a)Submit to the Governing Body quarterly unaudited financial statements of the FCH Facilities, containing a balance sheet and a statement of income, prepared in reasonable detail and in accordance with generally accepted accounting principles; and

(b)Annually, within one hundred twenty (120) days after the end of each fiscal year of the FCH Facilities, audited financial statements of the FCH Facilities (“Audited Financial Statements”), including a balance sheet, statement of income, and statement of changes in financial position, prepared in reasonable detail and in accordance with generally accepted accounting principles and accompanied by a report of the independent auditor of the FCH Facilities (selected by the Governing Body). The timing of audit submissions assumes FCH has paid audit fees in a timely manner.

5.2Strategic Plan and Budget. An annual updated Strategic Plan and Budget, to be delivered at least thirty (30) days prior to the beginning of each FCH Fiscal Year during the Term of this Agreement.

5.3Reports. All reports deliverable hereunder shall be generated by Manager using the then-existing systems of FCH and delivery of such reports is conditioned upon the capability, availability, cooperation

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and access to, such FCH systems and personnel for Manager. Manager shall hold annual meetings with the Governing Body or its designee specified in writing to discuss the reports required by this Agreement.

6.Access to Reports and Communications. Each Party agrees to provide the other, promptly when received, with access to all material reports, other filings, and communications from governmental authorities or agencies having jurisdiction over the FCH Facilities.

7.Medical Staff, Quality of Care.

7.1Cooperation with Medical Staff. Manager shall reasonably cooperate and maintain liaisons with the medical staff of the FCH Facilities (collectively, the “Medical Staff”) and shall advise and assist the Medical Staff concerning procedural matters and standards and guidelines on accreditation promulgated by The Joint Commission or any other applicable accreditation organization. However, all medical, ethical, and professional matters, including control of and questions relating to the composition, qualifications, and responsibilities of the Medical Staff, shall be the responsibility of the Governing Body, the Credentialing Committee, and the Medical Staff of the FCH Facilities.

7.2Quality Assurance Program. Manager shall review and make recommendations regarding FCH’s existing Quality Assurance Program and QIIP and shall assist FCH with the implementation and administration of its Quality Assurance Program in accordance with applicable law.

7.3Medical Affairs Committee. In order to provide a forum for communication among representatives of the Medical Staff and to ensure compliance with FCH’s Quality Assurance Program, Manager shall assist FCH in the implementation and administration of a Medical Affairs Committee that shall consist of a designated senior officer of FCH, physicians appointed by the Medical Staff, persons designated by the Governing Body or its designee, and one additional person designated by Manager. The Medical Affairs Committee, if and when implemented, would meet quarterly, or as needed, keep minutes of its meetings, and have the following suggested duties:

(a)to ensure that acceptable medical, ethical, and professional standards are attained within the FCH Facilities;

(b)to assist in implementation of the Quality Assurance Program so that the quality of health care provided at the FCH Facilities may be measured objectively;

(c)to ensure that all patients admitted to the FCH Facilities or treated as outpatients receive quality patient care;

(d)to provide a forum for discussion of problems of a medical- administrative nature;

(e)to assist the Governing Body and Manager in ensuring compliance with federal, state, and local requirements; and

(f)to act in an advisory capacity in the implementation of quality of care policies adopted by the Governing Body or the Medical Staff.

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8.Laws; Licenses; Reimbursement Programs; Accreditation.

8.1Compliance with Law. In performing services hereunder and in all other actions related to this Agreement, Manager and all personnel of Manager shall comply with applicable federal, state, and local laws, rules, and regulations relating to the FCH Facilities or Manager’s Management Services, including without limitation all agencies having jurisdiction over health care services, billing, labor/employment, taxation, environmental compliance, antitrust, or physical facility compliance. Manager shall assist FCH to operate the FCH Facilities so that it maintains all necessary licenses, permits, consents, and approvals from all governmental agencies that have jurisdiction over the operation of the FCH Facilities. Manager shall not be obligated to FCH for failure of the FCH Facilities to comply with any such laws, rules, and regulations or for failure of the FCH Facilities to maintain any such licenses, permits, consents, and approvals, to the extent that the failure is due to financial limitations of the FCH Facilities or to the design or construction of the FCH Facilities, or is attributable to acts, errors or omissions of FCH or its agents (other than Manager or Manager’s employees or contractors).

8.2Compliance for Charges for Services. Manager shall oversee compliance with all laws, regulations and payer contract or program requirements concerning coding, billing, charging, collecting and reporting on fees received for services of or provided in the FCH Facilities.

8.3Accreditation. Manager shall use its commercially reasonable efforts to manage the FCH Facilities in the manner necessary to maintain accreditation by The Joint Commission or any other similar applicable accreditation organization.

8.4No Violation. Neither FCH nor Manager shall knowingly cause or permit any action that shall (i) cause any governmental authority having jurisdiction over the operation of the FCH Facilities to institute any proceeding for the rescission, suspension, or revocation of any license, permit, consent, or approval; (ii) cause the Joint Commission or any other similar applicable accreditation organization to institute any proceeding or action to revoke its accreditation of the FCH Facilities; (iii) cause a termination of, or adversely affect, FCH’s participation in Medicare, Medicaid, Blue Cross, or any other public or private medical payment program; or (iv) cause FCH to violate or default under any of its legal obligations under debt financings. FCH, and not Manager, shall bear sole responsibility for non-compliance with this section if non-compliance was due to insufficient funds or acts, errors or omissions by FCH Personnel.

9.Limitations on Manager’s Exercise of Duties.

9.1Limitations on Manager’s Exercise of Duties.

(a)Except as contemplated by the Strategic Plan and Budget or as the Governing Body or its designee may specifically authorize in writing from time to time, Manager shall not have the authority to undertake the following, on FCH’s behalf, without the advance written consent of the Governing Body (or its designee authorized in writing):

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(1)Purchase capital assets or incur expenses (other than consistent with the Strategic Plan and Budget) in excess of $50,000 or such higher amount as may be authorized by FCH.

(2)Incur debt on behalf of FCH;

(3)Encumber FCH property, or sell or dispose of any material assets having a value in excess of $25,000;

(4)Approve or undertake any other matters required by law to be approved by FCH’s Governing Body;

(5)File or settle litigation;

(6)Grant any person any rights with respect to ownership of, or limiting the activities of, the FCH Facilities; or

(b)Except as set forth in the Strategic Plan and Budget, FCH shall have the ultimate authority to decide, in its sole and absolute discretion, whether to approve, disapprove or undertake any of the above listed items.  However, FCH agrees to consult and cooperate with Manager in good faith concerning any decisions related to the above listed items. The following list includes general items that require Board approval:

1.Adopting or amending employee equity and benefit plans

2.Hiring or firing senior officers or key employees

3.Entering into employment agreements, or amending the terms of employment, for senior officers

4.Borrowing or lending money

5.Adopting an annual budget

6.Entering into agreements of material importance to the corporation (e.g., financing agreements, material license agreements and leases)

7.Any expenses of greater than $50,000.00 (Fifty Thousand Dollars)

10.Defense of Claims; Exculpation.

10.1FCH.

(a)FCH agrees to indemnify, defend and hold harmless Manager, including its “advisors” (selected by Manager and accepted by FCH), affiliates, subsidiaries, successors and assigns, and any employee, agent, officer, director, shareholders, manager, representative, attorney, or independent contractors, including but not limited to Senior Executives and their employer and

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its affiliates (together, the “SE Employer”), and direct or indirect equity holder of Manager, and any person who controls Manager (any or all of the foregoing hereinafter a “Manager Indemnified Person”), from and against any losses, damages, liabilities, deficiencies, claims, actions, suits, proceedings, judgments, settlements, interest, awards, penalties, fines, costs, or expenses (including reasonable attorneys’ fees and costs of defense), joint or several, of any kind or nature whatsoever (collectively, “Claims”) that may be incurred by or asserted against Manager or a Manager Indemnified Person (whether or not Manager or a Manager Indemnified Person is party to such Claims) to the extent they result from, arise out of, or are in any way related to, the following, in each case as finally determined by an arbitrator:

(1)the breach or non-fulfillment or violation by FCH or any of its Representatives of any of the covenants, duties, obligations, representations or warranties of FCH set forth in this Agreement;

(2)any actions or omissions of FCH or its affiliates, subsidiaries, successors, assigns, employees, agents, officers, directors, managers, advisors, representatives, attorneys, independent contractors (respectively, “Representatives,” but for the avoidance of doubt specifically excluding Manager, SE Employer and Manager Indemnified Persons), including without limitation actions or omissions arising out of the negligence, gross negligence, recklessness, or willful misconduct of FCH or its Representatives  related to this Agreement;

(3)any failure by FCH or any of its Representatives to comply with any applicable federal, state or local laws, regulations or codes in the performance of its obligations under this Agreement;

(4)Manager’s or any Manager Indemnified Person’s involvement in, in any manner including without limitation the management of, oversight of or operation of, the FCH Facilities or any other errors, actions or omissions of Manager or any Manager Indemnified Person;

(5)any claim which is brought or asserted by third parties against Manager or any Manager Indemnified Person relating to this Agreement or FCH’s ownership or operation of the FCH Facilities, including without limitation the use of any real or tangible property in connection with the FCH Facilities; or

(6)any bodily injury, death of any person or damage to real or tangible property caused by the acts or omissions of FCH or any of its Representatives.

(b)Furthermore, FCH agrees to reimburse Manager, as incurred and upon demand by Manager, for legal or other expenses reasonably incurred by Manager or a Manager Indemnified Person in connection with investigating, defending or preparing to defend any such Claims (including without limitation in connection with the enforcement of the indemnification obligations set forth herein), whether or not Manager or any Manager Indemnified Person is a

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party to any Claims out of which any such expenses arise and whether or not such Claims are brought by FCH, its Representatives or any other person or entity.

(c)However, FCH shall not be obligated under the foregoing indemnity agreement in respect to any Claims (a) to the extent such Claims resulted in whole or in part from the gross negligence, willful misconduct or fraud of Manager or a Manager Indemnified Person; (b) by one Manager Indemnified Person against another relating to activities of such parties pursuant to the Agreement; or (c) arising from (i) felony criminal activity that any Senior Executive or Manager Indemnified Person directly participated in or (ii) other acts indemnifiable by Manager, in each such case (other than with respect to felony criminal acts), as finally determined by an arbitrator.

(d)The reimbursement and indemnity obligations of FCH under this Agreement shall be in addition to any liability FCH may otherwise have; shall extend upon the same terms and conditions to the Manager Indemnified Persons, and shall be binding upon and inure to the benefit of any successors, assigns, heirs, and personal representatives of FCH, or of Manager or any Manager Indemnified Persons.

10.2Manager. Manager shall indemnify, defend, and hold harmless FCH including its affiliates, subcontractors, successors and assigns and any employee, agent, officer, director, manager, representative, attorney or independent contractor (“FCH Indemnified Persons”) against any Claims (including reasonable attorneys’ fees and costs of defense) to the extent that they result from the felony criminal acts that Manager Indemnified Persons directly participated in, willful misconduct, gross negligence or fraud of Manager, in each such case (other than with respect to felony criminal acts which shall require final judgment by a court of competent jurisdiction (not subject to further appeal)), as finally determined by an arbitrator. A Manager Indemnified Person shall not be liable for any act or omission of any other Manager Indemnified Person other than its own officers, directors, employees and subcontractors. In addition, Manager shall not be obligated under the foregoing indemnity agreement in respect to any Claims (a) to the extent such Claims resulted in whole or in part   from the gross negligence, willful misconduct or fraud of FCH or a FCH Indemnified Person (b) by one FCH Indemnified Person against another relating to activities of such  parties pursuant to the Agreement; or (c) arising from (i) felony criminal activity that  any FCH Indemnified Person directly participated in or (ii) other acts indemnifiable by FCH, in each such case (other than with respect to felony criminal acts) as finally determined by an arbitrator. The Manager Indemnified Persons shall not be liable for any act, error, omission or delay taken at the specific direction or with the express approval of the Governing Body to take action or the failure of the Governing Body to take action.

10.3Procedure.

(a)In the event that any Party hereunder shall receive any notice of any claim or proceeding against said Party in respect to which indemnity may be sought under this Agreement, the said Party (“Indemnitee”) shall give the Party upon whom   a claim could be made under this Agreement (“Indemnitor”) written notice of such loss, liability, claim, damage, or expense and the Indemnitor shall have the right to contest and defend any action brought against the Indemnitee

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based thereon, and shall have the right to contest and defend any such action in the name of the Indemnitee at the Indemnitor’s own expense; provided, however, that if the Indemnitor shall fail to assume the defense and notify the Indemnitee of the assumption of the defense of any such action within ten (10) days of the giving of such notice by the Indemnitee, then the Indemnitee shall have the right to take any such action as it reasonably deems appropriate to defend, contest, settle, or compromise any such action or assessment and claim indemnification as provided herein; provided, however, that no Party shall settle any such action without the consent of the other applicable Party (which consent shall not be unreasonably withheld) unless such settlement involves only the payment of money and the claimant provides the Indemnitee a release from all liability in respect of such claim. If the Indemnitor defends any action for which indemnification is claimed, the Indemnitee shall be entitled to participate at its own expense in the defense of such action; and further, provided, however, that the Indemnitor shall bear the fees  and expense of the Indemnitee’s counsel only if (i) the engagement of such counsel is specifically authorized in writing by the Indemnitor, (ii) the Indemnitor is not adequately prosecuting the defense in good faith, or (iii) the named parties to such action include both the Indemnitor and the Indemnitee and there exists a conflict or divergence of interest between such parties which renders it inappropriate for counsel selected by the Indemnitor to represent both of  such parties. The Indemnitor shall not be liable for any settlement of any claim, action, or proceeding effected without its written consent. No Party shall recover an amount in excess of the actual damages incurred.

(b)Notice of all claims as required by this Agreement shall be promptly provided as to (i) the nature of any claim; or (ii) the commencement of any suitor proceeding brought to enforce any claim. In the event of failure to provide such notice or in the event that Indemnitee shall fail to cooperate fully with the Indemnitor in the Indemnitor’s defense of any suit or proceeding, the Indemnitor shall be released from some or all of its obligations with respect to that suit or proceeding to the extent that the failure of notice or cooperation actually and materially adversely affected the Indemnitor’s defense of such claims.

10.4Indemnification of Senior Executives. In addition to, and without limiting the indemnification described above, FCH shall indemnify the Senior Executives who will be acting as officers of FCH to the same extent and subject to the same conditions as the most favorable indemnification it extends to its officers or directors, whether under FCH's charter, bylaws, by contract or otherwise.

10.5Exculpation of Senior Executives and SE Employer. Though the Senior Executives may continue to be employed by and associated with the Manager or SE Employer and its affiliates while providing services described hereunder, with respect to FCH and FCH, the Senior Executives shall serve at the pleasure and direction of the Manager and/or Governing Body and neither the SE Employer, any Senior Executive nor any of their respective affiliates shall have any liability to FCH or FCH for any acts or omissions of the Senior Executives, notwithstanding that SE Employer may receive compensation from Manager for making the Senior Executives available to serve in such capacity (and FCH and FCH expressly waive and agree not to assert any claim of respondent superior or similar legal theory which might otherwise hold SE Employer or its affiliates liable for the acts or omissions  of the Senior Executives), except to the extent that any such

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Claims result primarily and directly from such Senior Executive’s felony criminal acts, willful misconduct, gross negligence or fraud in each such case (other than with respect to felony criminal acts which shall require final judgment by a court of competent jurisdiction (not subject to further appeal)), as finally determined by an arbitrator.

11.Access to Records.

11.1Access to Records.

(a)Manager shall provide to the Governing Body, FCH’s auditors and accountants, FCH’s fiscal intermediaries, and accountants and agents for the Medicare and Medicaid programs or any other governmental authority exercising legal and appropriate authority, access to all lawfully required records for a period of seven (7) years after the furnishing of services under this Agreement.

(b)Until the expiration of four (4) years after the furnishing of Management Services pursuant to this Agreement, the Parties shall, upon written request, make available to the Secretary of Health and Human Services (the “Secretary”) or the Comptroller General, or their duly authorized representative(s), contract, books, documents, and records related to this Agreement and necessary to verify the nature and extent of the cost of such Management Services. If any Party carries out any of its obligations under this Agreement by means of a subcontract with a value of $100,000 or more, that Party agrees to include this requirement in any such subcontract. The availability of books, documents, and records shall be subject at all times to all applicable legal requirements, including without limitation such criteria and procedures for seeking and obtaining access that may be promulgated by the Secretary by regulation. Neither Party shall be construed to have waived any applicable attorney-client privilege by virtue of this Section.

11.2Exercise of Right of Access. The foregoing rights of access shall be exercisable through a written request, upon which Manager and its subcontractors shall give access to the above contracts, books, documents, and records from time to time during reasonable business hours.

12.Management Fee.

12.1Management Fees. In consideration for the Management Services provided by Manager under this Agreement, FCH shall pay Manager as follows (collectively, the “Management Fees”):

(a)A total annual base fee (the “Base Fee”) equal to Twelve Percent (12%) of all collected cash revenues for each fiscal year of this agreement.  Manager will be paid the Management Fee on a weekly basis for the preceding week’s total cash and settlements collected from all sources. Manager is authorized to withdraw this fee on a weekly basis and will present an invoice concurrently, based on the preceding week's collected settlement reports. However, Manager must first ensure Hospital payroll is met as its’ highest priority before cash is withdrawn to pay Manager’s fees. If funds are insufficient to cover all or part of Manger’s fees, the balance due will

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be deferred as owed but carried as a deferred expense due Manager. When, in Manager’s best business judgement, sufficient funds become available to pay off all or part of fees incurred and still owing, Manager will pay down all or part of the balance of fees owed using prudent business judgement and discretion. In no case shall Manager forgive fees due for management services rendered.

(b)An incentive or success fee (the “Incentive Fee”) to be negotiated based on the achievement of certain mutually agreed milestones.

(c)IT support and EMR services are not included in the management fee and will be offered to FCH by separate agreement.

12.2Arm’s Length Transaction. The Parties have negotiated the Management Fees at arm’s length, assisted by professional financial advisers. They believe that the management fees are consistent with fair market value and comply with law.

13.Breach. In the event of a breach of any obligation or covenant under this Agreement, other than the obligation to pay money (which shall have a thirty (30) day cure period), the non-breaching Party may give the breaching Party written notice of the specifics of the breach, and the breaching Party shall have sixty (60) days (the “Cure Period”) in which to cure the breach; provided, that for any non-monetary defaults reasonably requiring greater than ninety (90) days to cure, the breaching Party shall not be in default so long as the breaching Party commences to cure such default within the required sixty (60) days and diligently prosecutes  such cure to completion thereafter. Only if the breach is not cured within said Cure Period shall the non-breaching Party be entitled to pursue any remedies it may have by reason of the breach.  A waiver of any breach of this Agreement shall not constitute a waiver of any future breaches of this Agreement, whether of a similar or dissimilar nature.

14.Term. The term of this Agreement (“Term”) shall commence and be deemed effective as of the Effective Date, and continue for an initial ten (10) year period, and shall automatically renew for one (1) additional five (5) year period unless a Party provides at least one hundred eighty (180) days prior written notice of nonrenewal to the other party. Thereafter, this Agreement may be renewed upon prior written agreement of the Parties. Any renewal periods shall be deemed a part of the Term.

In the event of and regardless of a Change of Control or merger or sale of the Hospital, this Management and Administrative Service Agreement will be assigned and assumed by the new owner or controlling entity as part of the transaction or event and continue in full force and effect through the end of the term and renewals.  iHealthcare Inc reserves all rights to this agreement in the event of such an occurrence.

15.Dispute Resolution and Remedies.

15.1Resolution by Management. The Parties’ respective management teams shall attempt, in good faith, to privately and confidentially resolve any dispute, controversy or claim arising under this Agreement (a “Dispute”). In the event the Parties are unable to resolve the Dispute after negotiating in

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good faith for thirty (30) days following written notice of the Dispute served on a Party, either Party may refer such Dispute to FCH and the CEO of Manager for resolution.

15.2Arbitration. IF A DISPUTE ARISES, THE PARTIES WILL: (a) RESOLVE ALL DISPUTES BY BINDING ARBITRATION HELD IN MIAMI-DADE COUNTY, FLORIDA BEFORE A SINGLE ARBITRATOR FROM JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (“JAMS”); AND (b) WAIVE ANY RIGHT TO CIVIL TRIAL BY JUDGE OR JURY.  Notwithstanding the foregoing, all claims alleging violation of this agreement, restrictive covenants, mishandling of Confidential Information, or transgression of intellectual property rights, shall be subject to the exclusive jurisdiction, in Miami, Florida, of either the Florida state courts or the US District Court.  Before accepting appointment, the arbitrator shall agree: (a) that the arbitrator’s award shall be made within nine (9) months of the filing of a notice of intention (or demand) to arbitrate  (but it may be extended by written agreement of the parties); (b) to base any decision or award on governing law; (c) to not award punitive or other damages that are not measured by the prevailing party’s actual damages, except as may be required by statute; and (d) to issue an award in writing within ten (10) days of concluding the presentation of evidence and briefs.  Judgment may be entered in any court having jurisdiction thereof.  The prevailing party shall be entitled to recover from the other party its costs and expenses, including reasonable attorney’s fees.

15.3LIMITATION OF LIABILITY.  NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES, NOR THE COST OF PROCURING SUBSTITUTE ITEMS OR SERVICES, ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES.  IN NO EVENT WILL MANAGER BE LIABLE TO CLIENT FOR SPECIAL OR CONSEQUENTIAL DAMAGES ARISING FROM THE PROVISIONS AND THE PERFORMANCE OF SERVICES BY MANAGER UNDER THIS AGREEMENT, EVEN IF MANAGER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. FURTHER, THE TOTAL LIABILITY OF MANAGER UNDER THIS AGREEMENT, FOR ANY AND ALL CAUSES, WILL BE LIMITED, AND MANAGER’S TOTAL LIABILITY WILL NEVER EXCEED THE SUM OF TWENTY PERCENT [20%] OF ONE (1) MONTH AVERAGE MANAGEMENT FEES.

EXCEPT AS PROVIDED HEREIN, MANAGER DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED [EITHER IN FACT OR BY OPERATION OF LAW], WITH RESPECT TO ANY ITEM OR SERVICE PROVIDED HEREUNDER, INCLUDING BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY, TITLE, NON-INFRIGEMENT, OR FITNESS FOR A PARTICULAR PURPOSE OR ANY WARRANTY ARISING FROM CONDUCT, COURSE OF DEALING, CUSTOM, OR USAGE IN TRADE. No claim against MANAGER of any kind under any circumstances will be filed more than one year after FCH knows of, or in the exercise of reasonable care, could know of, such claim or an act or omission of MANAGER that would give rise to such a claim.

15.4Remedies. The arbitrator may grant as remedies in connection with an outstanding Dispute: (a) a required Corrective Action Plan for Manager’s performance of the Management Services, (b) specific performance of this Agreement, (c) full payment by FCH to Manager in accordance with the terms hereof, (d) a modification to the Performance Targets; (e) monetary indemnification in accordance with the terms hereof, and/or (g) any other lawful and appropriate remedy, including termination of this Agreement.

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15.5Exclusive Process. Except as otherwise set forth herein, the procedure set forth in this Section 15 shall be the Parties’ exclusive process for resolution of all Disputes.

16.Termination. This Agreement may be terminated prior to the expiration of the Term only as follows, and any such termination shall not affect any rights or obligations arising prior to the effective date of termination:

16.1Termination for Material Breach.

(a)Notwithstanding any provision contained herein, however, Manager shall not be liable to FCH and shall not be deemed to be in breach of this Agreement for  the failure to perform any or all obligations to be performed by Manager pursuant to this Agreement, to the extent such failure results from (i) governmental intervention, (ii) labor dispute, (iii) law, regulations, rules or reimbursement rules or policies that actually prevent such performance, (iv) any other action or force majeure or event which is beyond the reasonable control of Manager, or (v) any failure by FCH to perform, fund or meet any of FCH’s obligations hereunder; and provided that Manager shall nevertheless be obligated duly to perform hereunder to the extent such performance remains feasible.

16.2Bankruptcy Insolvency. Manager shall be entitled to file a UCC for unpaid Management Fees. Manager may terminate this Agreement upon ten (10) days written notice to FCH in the event FCH (or FCH’s sponsoring entity)  becomes insolvent or fails to pay, or admits in writing its inability to pay, its debts as they  mature; or a trustee, receiver or other custodian is appointed for such other party for all or a substantial part of such person’s property and is not discharged within sixty (60) days of appointment;  or any bankruptcy reorganization, debt, arrangement, or other proceeding under  any bankruptcy or insolvency law or any dissolution or liquidation proceeding is instituted by or against such person and if instituted against such person’s is consented to or acquiesced in by such person or remains un-dismissed for sixty (60) days following the original filing; or any warrant or attachment is issued against any substantial portion of the property of such person which is not released within sixty (60) days of service; and FCH may likewise terminate if   any of the foregoing occurs with regard to Manager or iHealthcare Management II Company and this substantially impairs Manager’s ability to perform its obligations under this Agreement.

17.Effects of Termination. The termination of this Agreement for any reason shall be without prejudice to any payments or obligations which may have been earned and accrued or become due to any Party hereunder prior to the date of termination. Notwithstanding anything to the contrary herein, the following provisions shall survive any termination hereof: Sections 10 (Defense of Claims), 11 (Access to Records), 12 (Management Fee), 15 (Disputes), 19 (Representation and Warranties) and 21 (Miscellaneous). In the event this Agreement is terminated for any reason, FCH shall pay to Manager all unpaid fees then due.

18.Transition Services. In the event of termination of this Agreement prior to expiration for any reason other than insolvency or bankruptcy of FCH, upon request of FCH, Manager shall be obligated to continue to provide FCH with the Management Services described herein for a period of up to one

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hundred twenty (120) days after such termination or expiration of this Agreement (the “Transition Period”), and during such Transition Period: (a) Provided  FCH shall continue to compensate Manager in accordance with this Agreement, (b) Manager shall fully cooperate in order to ensure the orderly and efficient transfer of its functions hereunder to FCH and/or another service provider; (c) Manager shall fully cooperate in order to ensure no disruption to patient care functions; and (d) the Parties shall cooperate in order to resolve any outstanding operational, financial, legal or other matters arising (including audits) from the period in which this Agreement was in effect.

19.Representations and Warranties.

19.1Manager. As of the Effective Date, Manager represents and warrants to FCH as follows:

(a)Manager is a Florida company duly organized, validly existing, and in good standing under the laws of the State of Florida.

(b)Manager has full authority to enter into and perform this Agreement, and the signature of Manager’s representative at the end hereof signifies that this Agreement has been duly authorized, executed and delivered and represents a legal, valid and binding agreement enforceable against Manager in accordance with its terms (subject only to customary limitations on the enforceability and availability of remedies in accordance with principles of law and equity).

(c)The execution, delivery and performance of this Agreement by Manager does not (i) require any consent, waiver, approval, license or authorization of any person or public authority which has not been obtained and is not presently in effect; (ii) to the knowledge of Manager, violate any provision of law applicable to Manager; or (iii) conflict with or result in a default under, or create any lien upon any of the property or assets of Manager under, any agreement or instrument; or (iv) violate any judicial or administrative decree, contract, or other legal obligation to which Manager is subject or by which any of its assets are bound.

(e)There is no civil, criminal or administrative action, suit, demand, claim, hearing, proceeding or investigation pending or, to Manager’s knowledge threatened against Manager that may materially delay or interfere with its entering into and fully and duly performing this Agreement.

(f)Neither Manager nor, to the knowledge of Manager, any Manager personnel (including any Senior Executive) is a person excluded or barred from the Medicare or Medicaid programs.

19.2FCH. As of the Effective Date, FCH represents and warrants to Manager as follows:

(a)FCH is a for-profit corporation duly organized, validly existing, and in good standing under the laws of the State of Florida.

(b)FCH has full authority to enter into and perform this Agreement, and the signature of FCH’s representative at the end hereof signifies that this Agreement has been duly authorized, executed and delivered and represses a legal, valid and binding agreement enforceable against

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FCH in accordance with its terms (subject only to customary limitations on the enforceability and availability of remedies in accordance with principles of law and equity).

(c)The execution, delivery and performance of this Agreement by FCH does not (i) require any consent, waiver, approval, license or authorization of any person or public authority which has not been obtained and is not presently in effect; (ii) violate any provision of law applicable to FCH; or (iii) conflict with or result in a default under, or create any lien upon any of the property or assets of FCH under, any agreement or instrument; or (iv) violate any judicial or administrative decree, contract, or other legal obligation to which FCH is subject or by which any of its assets are bound.

(d)There is no civil, criminal or administrative action, suit, demand, claim, hearing, proceeding or investigation pending or, to FCH’s knowledge threatened against FCH that may materially delay or interfere with its entering into and fully and duly performing this Agreement.

20.Miscellaneous.

20.1Non-Solicitation. During the Term hereof and for a period of two  (2)  years after its expiration or termination for any reason FCH, on behalf of itself and its subsidiaries and affiliates and any person which may acquire all or substantially all of its assets agrees that, until two (2) years subsequent to the termination of this Agreement, it will not solicit, recruit, hire or otherwise engage any Senior Executive or other employee of the Manager or SE Employer that provided services to FCH or Manager relating to FCH while employed by SE Employer or its affiliates (“SE Employer Solicited Person”).

20.2Public Statements. Manager shall be authorized to make public statements about FCH, services provided and its relationship hereunder.

20.3Use of FCH Name. Manager may use the FCH or FCH Hospital names in a manner reasonably necessary or conducive to performing its services hereunder.

20.4Reimbursable Expenses. During the Term, Manager shall be promptly reimbursed for all reasonable expenses (to the extent of and pursuant to FCH’s expense reimbursement policy for other personnel and contractors) incurred by Manager or third parties Manager contracts with in connection with the provision of the Management Services hereunder (e.g., Senior Executives), including, but not limited to transportation, lodging, meals, travel and office expenses upon submission to FCH of invoices. Any such expenses, subject to this section, shall require prior approval by FCH to be eligible for reimbursement.

20.5Notices. All notices, requests, demands and other communications  required or permitted to be given pursuant to this Agreement must be in writing and shall be (i) delivered to the appropriate address by hand, by nationally recognized overnight service (costs prepaid); (ii) sent by facsimile or email, or (iii) sent by registered or certified mail, return receipt requested, in each case to the following addresses, facsimile numbers or email addresses and marked to the attention of the person (by name or title)

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designated below (or to such other address, facsimile number, email address or person as a Party may designate by notice delivered to the other Party in accordance with this Section:

Manager:Executive Vice President

iHealthcare Management II Company II

                            3901 SW 28th Street 2nd Floor

                            Miami, FL, 33142

FCH:               Fairfax Community Hospital

                            40 Hospital Road

                            Fairfax, Oklahoma 74637

All notices, requests, demands and other communications shall be deemed have been duly given (as applicable): (A) if delivered by hand, when delivered by hand; (B) if delivered by UPS, Federal Express, DHL or other nationally-recognized overnight delivery service, when delivered by such service; (C) if sent via registered or certified mail, three (3) Business Days after being deposited in the mail, postage prepaid; or (D) if delivered by email or facsimile, when transmitted if transmitted with confirmed delivery.

20.6Severability. If any clause or provision of this Agreement  is  determined by a governmental body or a court having jurisdiction thereof to be illegal, invalid, or unenforceable under any present or future law, then the Parties agree that the remaining provisions of this Agreement that reasonably can be given effect apart from the illegal or unenforceable provision shall continue in effect and there shall be substituted for such invalid or unenforceable provision a provision as similar as is feasible and yet would be lawful.

20.7Expenses. Except as otherwise expressly provided herein, each Party will bear its own legal, accounting, and other fees and expenses relating to the negotiation and preparation of this Agreement and the transactions contemplated hereby.

20.8Public Announcements. The time and content of any announcements, press releases, or other public statements concerning this Agreement and the transactions described herein will be determined by a process agreed to by the Parties.

20.9Waiver. No failure on the part of any party hereto to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other rights, power or remedy.

20.10Captions. The captions or titles of the sections herein have been included for convenience only and shall not be considered as part of this Agreement.

20.11Counterparts. This Agreement may be signed in counterparts, each of which shall be deemed an original. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in

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electronic (“pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

20.12Force Majeure. Manager shall not be deemed to be in violation hereunder for failure to perform any obligation contained in this Agreement or for any incomplete performance hereunder for the time of and to the extent that such failure or incomplete performance is occasioned by any cause or causes beyond the control of Manager, including, but not limited to, delays or failure in performance or non-performance or interruption of services resulting directly or indirectly from acts of God, Acts of War (including Terrorist activities), civil disorders, vandalism, fires, floods, weather, electrical failures, postal delays, inability to procure materials, sabotage, restrictive governmental laws or regulations, labor actions or shortages, criminal activity of third parties,  loss of internet connectivity or incomplete or inaccurate data input as supplied by FCH.

20.13Consents. Whenever under this Agreement provision is made for either Party’s securing the consent or approval of the other, such consent or approval shall be in writing and (except as otherwise provided herein) shall not be unreasonably withheld, delayed, or conditioned.

20.14Binding Effect; Assignment. This Agreement is binding on, and is for the benefit of FCH and Manager and their successors, assigns, and legal representatives (and Manager; iHealthcare Management II Company). A Party shall not assign its rights or delegate its obligations under this Agreement without the prior,  written consent of the other Party; provided, that, Manager may (upon written notice to FCH) assign this Agreement to an affiliate of Manager, and/or to subcontract with any other parties for the performance of various aspects of its obligations hereunder, provided  that Manager shall (a) adequately inform such subcontractors of their obligations hereunder, (b) ensure that they fully comply herewith, and (c) remain fully responsible for the performance of any such assignee and/or subcontractor.

20.15Governing Law. This Agreement shall be governed and construed according to the laws of the State of Florida, without giving effect to any choice or conflict of law provision or rule thereof.

20.16Further Assurance. Each Party agrees to execute and deliver to the other such additional instruments, certificates, and documents as the requesting Party may reasonably request in order to assist the requesting Party in obtaining the rights and benefits to which such Party is entitled hereunder.

20.17Third Party Beneficiaries. The Manager Indemnified Persons, FCH Indemnified Persons, the Senior Executives and SE Employer are express third party beneficiaries of the provisions of this Agreement that relate to them.

20.18    Entire Agreement. This Agreement (including exhibits and schedules) contain the entire agreement of the Parties with respect to the matters set forth herein and supersede all prior negotiations and agreements, whether oral or written, concerning the subject matter hereof, all of which are merged in this Agreement.

20.19   Amendment and First Right of Refusal. This Agreement sets forth the entire understanding and agreement among the parties hereto with reference to the subject matter hereof and may not be

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modified, amended, discharged or terminated except by a written instrument signed by the parties hereto. First Right of Refusal:  Landlord/Owner hereby grants to iHealthcare (iHCC) a first right of refusal to purchase the hospital property and real estate during the term and any extensions of this Management and Administrative Services Agreement.  If Landlord/Owner shall desire to sell the hospital property and real estate, and receives a bona fide offer to purchase, Landlord/Owner shall give iHealthcare written notice of Landlord/Owner intention to sell Landlord/Owner interest in the hospital property and real estate as contained in said offer to purchase. Such notice (Landlord/Owner Notice) shall state the terms and conditions under which Landlord/Owner intends to sell its interest. For Sixty (60) business days following the giving of such notice, iHealthcare shall have the option to purchase the Landlord/Owner interest as stated in the Landlord/Owner Notice.  A written notice in substantially the following form, addressed to Landlord/Owner and signed by iHealthcare, within the period for exercising the Option, shall be an effective exercise of iHealthcare Option to Purchase.

20.20Manager; iHealthcare Management II Company. In consideration for the potential benefits to iHealthcare Management II Company, as sole member or ultimate parent of Manager to be derived from the management fees and other benefits secured by Manager hereunder, iHealthcare Management II Company hereby agrees fully to ensure that Manager duly and timely fulfills its performance obligations, financial obligations, indemnification obligations, and other obligations, under this Agreement. FCH retains Manager as the sole and exclusive executive group and management agent during the term of this Agreement.

                                                                    [Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of January 7, 2019.

CAH Acquisition Company 12, LLC D/B/A Fairfax Community Hospital:

By: /s/ Jorge Perez

Name: Jorge Perez

Title: Chairman, Hospital Governing Body

Manager - iHealthcare Management Company

By: /s/ Noel Mijares

Name: Noel Mijares

Title:     Chief Executive Officer

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MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT

Haskell County Community Hospital

THIS MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT (this “Agreement”) is entered into as of the 7th day of January 2019, by and among CAH Acquisition Company 16, LLC D/B/A Haskell County Community Hospital (“HCCH”), a Delaware Limited Liability Company, and iHealthcare Management II Company, a Florida Corporation (“Manager”). HCCH and Manager are sometimes referred to herein individually as a “Party” or collectively as the “Parties.”

WITNESSETH:

WHEREAS, HCCH owns and operates an acute general medical and surgical hospital (the “HCCH Facilities”) located on the medical campus with a principal address of 401 Northwest H Street, Stigler, Oklahoma 74462;

WHEREAS, Manager is a Hospital Management Company;

WHEREAS, Manager has demonstrated expertise and a track record of successfully managing and improving the performance of hospitals serving rural communities;

WHEREAS, HCCH desires that Manager provide services to administer, supervise, and manage, and Manager desires to administer, supervise, and manage, the operations of the HCCH Facilities on behalf of HCCH commencing on January 7, 2019 (the “Effective Date”) on the terms and conditions set forth hereinafter, in furtherance of and consistent with HCCH’s mission:

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements, covenants and promises hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the Parties hereto agree as follows:

1.Retention of Manager. Subject to the terms and conditions of this Agreement, as of the Effective Date, HCCH hereby retains and appoints Manager to manage the HCCH Facilities on behalf of HCCH. Manager shall provide, at Manager’s sole expense and determination, all necessary corporate administration, shared services, legal services, compliance, hospital employee benefits program sponsorship, general business infrastructure and support necessary for Manager’s performance under this agreement. During the Term hereof, Manager shall be the exclusive provider of such services as are described herein as Management Services.

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2.    Strategic Plan and Budget. Manager and HCCH, shall develop and agree on an annual plan setting forth details regarding the strategic, operational and capital activities that Manager shall undertake and oversee on behalf of HCCH and the budgets regarding such activities (as amended from time to time, the “Strategic Plan and Budget”), which shall include, among other matters:

(a)strategic, programmatic and service line initiatives (including their operating and capital requirements) for the HCCH Facilities;

(b)performance improvement initiatives, business development objectives, cost reduction plans, synergistic opportunities and efficiency improvements;

(c)an annual operating budget setting forth an estimate of operating revenues and expenses for the next year, which operating budget shall be in reasonable detail and shall contain an explanation of anticipated changes in utilization, patient charges, payroll, and other factors;

(d)an annual capital expenditures budget outlining a program of capital expenditures for the next fiscal year, which budget shall designate expenditure items as either “routine capital” or “enhancement capital” and estimate where possible their return on investment and other impact on operations, market position, etc.; and

(e)an annual projection of cash receipts and disbursements based upon the proposed capital expenditures and operating budgets, which projection shall contain recommendations concerning use of excess cash flow, if any.

2.2Revenues. To the extent cash revenues of the HCCH Facilities are not sufficient to support expenditures contemplated by the Strategic Plan and Budget, HCCH will be solely responsible for its cost of operation. If requested by HCCH, Manager will use commercially reasonable efforts to assist HCCH in obtaining financing to fund such cost of operation. Manager shall use commercially reasonable efforts to achieve the revenue targets and other goals consistent with the Strategic Plan and Budget and Performance Targets.

3.Control By HCCH. Notwithstanding anything contained anywhere to the contrary, the Governing Body of HCCH shall be the Governing Body of the HCCH Facilities (the “Governing Body”) and, shall possess ultimate authority and control over HCCH. HCCH authorizes general operating policies developed by and to be carried out by Manager under this Agreement. The Governing Body shall delegate authority to Manager to enable Manager effectively to perform its functions hereunder. By entering into this Agreement, HCCH does not, and shall not in the future, delegate to Manager any of the powers, duties, and responsibilities vested in the Governing Body by law or by HCCH’s governing documents. HCCH is solely obligated to and shall pay, make funds available to Manager for the payment of, or otherwise cause to be satisfied or discharged, all Hospital Expenses in accordance with the terms of this Agreement. On a monthly basis, Manager shall meet or confer with HCCH and provide financial reports, statistical reports, updates and review requests for approvals by the Governing Body.

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4.Operational Services. Manager shall use commercially reasonable efforts to oversee the efficient and orderly operation of the HCCH Facilities and shall provide the following services in accordance to the terms hereof, or if not herein specified then at least at the level of prevailing industry practices:

4.1Key Hospital Services. Manager shall (a) use commercially reasonable efforts to perform all services consistent with the specific standards herein, (b) use commercially reasonable efforts otherwise to oversee the implementation of processes and systems at the HCCH Facilities consistent with the Strategic Plan and Budget, and (c) refrain from intentionally taking any actions that are in material violation of applicable laws in its activities pursuant to this Agreement. Manager’s objectives in performing the Management Services shall include the following:

(a)Improving Emergency Department responsiveness to patients, reducing wait times and left-without-being-seen metrics;

(b)Improving clinical service quality and documentation through sophisticated hospitalist and case management programs and quality of services [which may be provided by telehealth services];

(c)Decreasing supply chain costs and quality of services by standardizing purchasing activities and establishing cost-effective purchasing and usage protocols;

(d)Managing labor costs through disciplined staffing policies, while strengthening employee retention and recruitment activities;

(e)Improving the clinical documentation, coding and billing procedures of the HCCH Facilities, and compliance with government programs and private payor requirements, so as to increase proper fee realization in accordance with applicable contracts and law;

(f)Assisting with the improvement of other revenue cycle functions;

(g)Developing new recurring revenue streams and increasing inpatient volumes by expanding and refining managed care activities;

(h)Realigning administrative infrastructure to better capitalize on system scale and to standardize best practices;

(i)Improving marketing, advertising and positioning of HCCH within the local market;

(j)Improving care protocols and management of patient care flow, bed availability and turnover, and length of stay;

(k)Augmenting initiatives in payer relations and contracting;

(l)Enhancing the effective linkage of the clinical enterprise with support of HCCH’s teaching and research activities; and

(m)Implementing the services described in the remainder of this Agreement.

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(n)Advising the Governing Body of any material actions that Manager recommends be taken to avoid material non-compliance with law or deficiencies in services.

4.2Staffing.

(a)During the Term, Manager shall contract with and provide, and at its sole expense pay all compensation and benefits due to a Chief Executive Officer and necessary and adequate corporate administration, shared services and business infrastructure. Each such Senior Executive, and any future replacement thereof, shall be subject to reasonable advance approval by the Governing Body, which shall not be unreasonably withheld or delayed. When so approved by the Governing Body and in the performance of their duties hereunder, such Senior Executives shall be subject to and shall comply with all HCCH policies and requirements applicable to their respective positions and duties, subject to the Senior Executives being advised thereof in writing in advance.  In addition, at Hospital Expense and not included in the Management Fee, Manager may make available certain advisors and other personnel (the “Senior Advisors”) from time to time to consult with, visit and perform on site periodic reviews and evaluations, and advise HCCH regarding the operations and business of the HCCH Facilities in order to ensure effective management of the HCCH Facilities.  The Parties acknowledge and agree that the composition of such advisory services at any given time may vary depending on the needs of the business of HCCH, in Manager’s reasonable discretion and/or at HCCH’s reasonable request and Manager’s agreement thereto.

(b)Subject to the Strategic Plan and Budget, Manager will determine necessary and appropriate staffing levels of the HCCH Facilities, and Manager shall oversee and administer the recruitment and hiring in the name of and on behalf of HCCH such physicians, nurses, technicians, administrative, and other staff as are determined to be necessary or appropriate for the operation of the HCCH Facilities. Manager shall execute on behalf of HCCH, as appropriate, any employee hiring, terminations, or other actions. Manager shall monitor and review all payroll functions for the HCCH Facilities periodically.

(c)All personnel required to be employed directly by HCCH under applicable licensure and reimbursement laws, regulations, and related requirements shall be employees or contractors of HCCH (“HCCH Personnel”) and not Manager, and shall be subject to HCCH’s personnel policies. All wages, benefits and other payroll expenses related to HCCH Personnel shall be included as part of Hospital Expenses. For the avoidance of doubt, the term HCCH Personnel does not include any Senior Executives or any personnel of Manager, unless HCCH first approves their addition at Hospital Expense.

(d)Manager shall administer and oversee the enforcement of personnel policies established in accordance with HCCH’s contractual obligations, employment policies and the Strategic Plan and Budget in connection with hiring, managing, and discharging HCCH Personnel.

(e)Subject to the terms of any applicable labor agreements binding  HCCH or the HCCH Facilities, including, without limitation, any collective bargaining agreements, Manager, as the

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authorized agent of HCCH, shall (i) determine the staffing plans on behalf of HCCH with respect to the number and qualifications of HCCH Personnel required for the efficient and effective operation of HCCH Facilities operations, and, (ii) in accordance with the Strategic Plan and Budget, implement wage scales, employee benefit packages and programs, in-service training programs, staffing schedules, and job descriptions for HCCH Personnel, all in order to accomplish the policies established by HCCH.

(f)           Manager is authorized to provide or arrange for cost effective employer self-insured employee benefits programs either through third parties or through an affiliate of Manager on behalf of the Hospital at Hospital Expense. Manager is authorized to sponsor such programs as necessary for their implementation.

4.3Training. Manager, in collaboration with HCCH, shall assist in educational training programs for HCCH Personnel designed to improve inpatient and case management, clinical documentation, departmental operations and such other matters as Manager may determine to be beneficial to the efficient operation of the HCCH Facilities.

4.4Contracts. Manager shall assist the Senior Executives in negotiating and consummating agreements and contracts for and on behalf of the HCCH Facilities in the name of HCCH in the usual course of business, all in accordance with the Strategic Plan and Budget.

4.5Laws and Accreditations. Manager shall provide assistance in obtaining and maintaining, in HCCH’s name, all licenses, permits, approvals and certificates of accreditation required for the operation of the HCCH Facilities.

4.6Medical Records. Manager shall administer and oversee systems for the timely, accurate and efficient creation, filing, security, sharing among care givers and other lawful persons, and retrieval at the HCCH Facilities, of all medical records, charts, and files, all in accordance with applicable law, the requirements of payors, the needs of effective risk management and compliance systems, and other best practices.

4.7HIPAA and Business Associate Agreement. The Parties hereby acknowledge and agree to enter into and comply with the Business Associate Addendum attached hereto, to evidence their compliance with privacy standards adopted by   the U.S. Department of Health and Human Services as they may be amended from time to time, 45 C.F.R. Parts 160 and 164, subparts A, D and E, the security standards adopted by the U.S. Department of Health and Human Services as they may be amended from time to time, 45 C.F.R. Parts 160, 162 and 164, subpart C , and the requirements of Title XIII, Subtitle D of the Health Information Technology for Economic and Clinical Health (HITECH) Act provisions of the American Recovery and Reinvestment Act of 2009, 42 U.S.C. §§ 17921-17954, and all its implementing regulations, when and as each is effective and compliance is required, as well as any applicable state confidentiality laws.

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4.8Support Services. Manager shall administer and oversee customary hospital support services, including, but not limited to, housekeeping, maintenance (including repair and maintenance of the interior and exterior of the HCCH Facilities building, and grounds), janitorial, security and food services.

4.9Information Technology Systems and Records. Manager shall administer and oversee the maintenance and operation of accounting, auditing, budgeting, reimbursement, revenue cycle, payor reporting and reconciliation, electronic health record, computerized physician order entry, and other clinical service records and other information technology systems required for the efficient management of the HCCH Facilities’ affairs and compliance with payor program requirements and/or contracts. Manager shall administer and oversee the preparation and maintenance of all books and records regarding operations and financial transactions pertaining to the HCCH Facilities and shall ensure copies of such books and records are made available to the Governing Body or its designee upon request.

4.10Establishment of Operational Policies. Manager shall develop and implement HCCH policies, procedures, and standards of operation, maintenance, pricing, and other matters affecting the HCCH Facilities and the operation thereof, consistent with the Strategic Plan and Budget.

4.11Acquisition of Property. Manager shall be responsible for the oversight of acquisition of all personal property, equipment, supplies, and inventory as may be necessary to operate the HCCH Facilities in accordance with (i) this Agreement, (ii) the Strategic Plan and Budget, (iii) applicable laws, rules, and regulations, and (iv) applicable standards and guidelines on accreditation promulgated by the Joint Commission or any other applicable accreditation organization. Manager shall have the right to utilize such personal property, equipment, supplies, and inventory at the HCCH Facilities as Manager reasonably deems necessary and appropriate to fulfill its obligations hereunder.

4.12HCCH Missions. Manager shall assist HCCH in:

(a)Managing the linkage between the clinical programs and student and resident academic training programs; and

(b)Enhancing the HCCH Facilities’ community service mission and engagement in community activities that educate, inspire, and improve the quality of life and overall health outcomes of the patient populations served by HCCH.

4.13Public Relations. Manager shall implement such advertising, marketing and other activities as may be conducive to the efficient operation of the HCCH Facilities, subject to the prior approval of the Management Committee for all new materials. Subject to the foregoing, from time to time, Manager shall engage in reasonable and lawful marketing and public relations activities designed to enhance the HCCH Facilities’ image and reputation and to secure and maintain patients at the HCCH Facilities.

4.14Liability Insurance. Manager shall obtain and/or maintain in effect, on HCCH’s behalf and at HCCH’s sole expense, throughout the term of this Agreement, such policies (or programs) of property/casualty coverage, public liability, professional liability and hazard insurance and other customary insurance coverage's in commercially reasonable amounts for and on behalf of the HCCH

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Facilities as are designated by HCCH and consistent with the Strategic Plan and Budget or, in the absence of such a specification, as Manager considers reasonable and prudent based on criteria generally used by Manager with respect to the hospitals owned or managed by Manager. HCCH, Manager and the Senior Executives shall be covered under all such applicable policies (or programs). Additionally, Manager and the Senior Executives shall be named as additional insured's under HCCH’s Directors’ and Officers’ liability, Errors and Omissions liability, professional liability and other insurance policies and the Senior Executives shall be insured under any such policies to the same extent as HCCH’s other officers and directors.

4.15Indigent Care. Manager shall assure access to medical care for indigent persons at the HCCH Facilities in accordance with HCCH’s mission, the Strategic Plan and Budget and applicable law. Manager and HCCH shall ensure that charity care at HCCH Facilities is provided in a manner consistent with HCCH’s policies in effect from time to time. Manager shall implement and administer on behalf of HCCH appropriate agreements with governmental authorities concerning reimbursement for services provided to indigent and uninsured persons.

4.16Charges.

(a)Manager shall oversee the billing for services rendered by the HCCH Facilities and the collection of all accounts due to the HCCH Facilities in accordance with lawful Charge-master and collection policies developed by HCCH pursuant to the Strategic Plan and Budget and each applicable third-party payor program or contract. HCCH shall approve the Charge-master. Manager shall update HCCH on all changes to the Charge-master as they may occur in the normal course of business. Manager shall be entitled to obtain, on behalf of, and at the expense of, HCCH, the assistance of one or more collection agencies who shall be required to act in accordance with law and generally recognized practices for hospitals (such as the AHA Guidelines.)

(b)HCCH shall maintain bank accounts (“HCCH Accounts”) necessary for operations of the HCCH Facilities and Manager shall cause to be deposited therein all receipts and money arising from operations of the HCCH Facilities. It is anticipated that the Senior Executives appointed as Chief Executive Officer and designated Chief Financial Officer or designee of HCCH, and such other individuals as are approved by the Governing Body from time to time, shall have the right to authorize disbursements from HCCH Accounts on behalf of HCCH in such amounts and at such times as the same are required, as addressed further below.

4.17Payment of Expenses. Provided HCCH has sufficient funds, Manager shall timely and accurately pay on behalf of HCCH, from funds generated by the HCCH Facilities in the HCCH Accounts, where and as due, and without delinquency or default, all proper debts, liabilities, costs, and expenses (“Expenses”) related to the ownership, management and operation of the HCCH Facilities, including any taxes  and all  bills for goods delivered or services rendered to the HCCH Facilities and all personal property, supplies, inventory and all other items necessary for operation of the HCCH Facilities and to provide the Management Services described herein. Manager shall contest by appropriate and legal means, (but may not bring any lawsuit without complying with such guidelines and policies as are established from time to

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time by the Governing Body or the Management Committee) on behalf of HCCH, any claims for payment asserted with respect to the HCCH Facilities that Manager, in good faith, considers erroneous or improper.

4.18Agency. Within the scope of functions delegated to Manager hereunder and subject to other conditions set forth herein, Manager shall have the right to act and shall assist HCCH as the agent and attorney-in-fact of HCCH in the procuring of licenses, permits and other approvals, the payment and collection of accounts, and in all other activities necessary, appropriate, or useful to Manager in the carrying out of its duties. In performing such services, Manager shall comply with all applicable laws, regulations and requirements of governmental bodies.

4.19Elective Corporate-Based Consulting Services. If requested by HCCH and agreed by Manager, Manager or its designees may provide as added elective consulting services (not included with Management Fees but paid instead under mutually agreed separate written agreements), corporate-based consulting services that are outside of the scope of the Management Services provided under this Agreement (“Consulting Services”). Manager will provide any such Consulting Services at market rates or such rates as may be mutually agreed to by the Parties, which rates shall be determined at the time such Consulting Services are requested.

4.20Compliance with Law and Professional Standards. In performing its services hereunder, and in all conduct related to this Agreement, Manager will comply with all applicable laws and with generally recognized professional standards for similar services within the hospital management industry.

5.Reports to HCCH. For the purpose of keeping informed with respect to the operation of the HCCH Facilities and Manager’s performance hereunder, Manager shall arrange for the preparation and delivery to the Governing Body or its designee the following:

5.1Financial Statements.

(a)Submit to the Governing Body quarterly unaudited financial statements of the HCCH Facilities, containing a balance sheet and a statement of income, prepared in reasonable detail and in accordance with generally accepted accounting principles; and

(b)Annually, within one hundred twenty (120) days after the end of each fiscal year of the HCCH Facilities, audited financial statements of the HCCH Facilities (“Audited Financial Statements”), including a balance sheet, statement of income, and statement of changes in financial position, prepared in reasonable detail and in accordance with generally accepted accounting principles and accompanied by a report of the independent auditor of the HCCH Facilities (selected by the Governing Body). The timing of audit submissions assumes HCCH has paid audit fees in a timely manner.

5.2Strategic Plan and Budget. An annual updated Strategic Plan and Budget, to be delivered at least thirty (30) days prior to the beginning of each HCCH Fiscal Year during the Term of this Agreement.

5.3Reports. All reports deliverable hereunder shall be generated by Manager using the then-existing systems of HCCH and delivery of such reports is conditioned upon the capability, availability, cooperation

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and access to, such HCCH systems and personnel for Manager. Manager shall hold annual meetings with the Governing Body or its designee specified in writing to discuss the reports required by this Agreement.

6.Access to Reports and Communications. Each Party agrees to provide the other, promptly when received, with access to all material reports, other filings, and communications from governmental authorities or agencies having jurisdiction over the HCCH Facilities.

7.Medical Staff, Quality of Care.

7.1Cooperation with Medical Staff. Manager shall reasonably cooperate and maintain liaisons with the medical staff of the HCCH Facilities (collectively, the “Medical Staff”) and shall advise and assist the Medical Staff concerning procedural matters and standards and guidelines on accreditation promulgated by The Joint Commission or any other applicable accreditation organization. However, all medical, ethical, and professional matters, including control of and questions relating to the composition, qualifications, and responsibilities of the Medical Staff, shall be the responsibility of the Governing Body, the Credentialing Committee, and the Medical Staff of the HCCH Facilities.

7.2Quality Assurance Program. Manager shall review and make recommendations regarding HCCH’s existing Quality Assurance Program and QIIP and shall assist HCCH with the implementation and administration of its Quality Assurance Program in accordance with applicable law.

7.3Medical Affairs Committee. In order to provide a forum for communication among representatives of the Medical Staff and to ensure compliance with HCCH’s Quality Assurance Program, Manager shall assist HCCH in the implementation and administration of a Medical Affairs Committee that shall consist of a designated senior officer of HCCH, physicians appointed by the Medical Staff, persons designated by the Governing Body or its designee, and one additional person designated by Manager. The Medical Affairs Committee, if and when implemented, would meet quarterly, or as needed, keep minutes of its meetings, and have the following suggested duties:

(a)to ensure that acceptable medical, ethical, and professional standards are attained within the HCCH Facilities;

(b)to assist in implementation of the Quality Assurance Program so that the quality of health care provided at the HCCH Facilities may be measured objectively;

(c)to ensure that all patients admitted to the HCCH Facilities or treated as outpatients receive quality patient care;

(d)to provide a forum for discussion of problems of a medical- administrative nature;

(e)to assist the Governing Body and Manager in ensuring compliance with federal, state, and local requirements; and

(f)to act in an advisory capacity in the implementation of quality of care policies adopted by the Governing Body or the Medical Staff.

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8.Laws; Licenses; Reimbursement Programs; Accreditation.

8.1Compliance with Law. In performing services hereunder and in all other actions related to this Agreement, Manager and all personnel of Manager shall comply with applicable federal, state, and local laws, rules, and regulations relating to the HCCH Facilities or Manager’s Management Services, including without limitation all agencies having jurisdiction over health care services, billing, labor/employment, taxation, environmental compliance, antitrust, or physical facility compliance. Manager shall assist HCCH to operate the HCCH Facilities so that it maintains all necessary licenses, permits, consents, and approvals from all governmental agencies that have jurisdiction over the operation of the HCCH Facilities. Manager shall not be obligated to HCCH for failure of the HCCH Facilities to comply with any such laws, rules, and regulations or for failure of the HCCH Facilities to maintain any such licenses, permits, consents, and approvals, to the extent that the failure is due to financial limitations of the HCCH Facilities or to the design or construction of the HCCH Facilities, or is attributable to acts, errors or omissions of HCCH or its agents (other than Manager or Manager’s employees or contractors).

8.2Compliance for Charges for Services. Manager shall oversee compliance with all laws, regulations and payer contract or program requirements concerning coding, billing, charging, collecting and reporting on fees received for services of or provided in the HCCH Facilities.

8.3Accreditation. Manager shall use its commercially reasonable efforts to manage the HCCH Facilities in the manner necessary to maintain accreditation by The Joint Commission or any other similar applicable accreditation organization.

8.4No Violation. Neither HCCH nor Manager shall knowingly cause or permit any action that shall (i) cause any governmental authority having jurisdiction over the operation of the HCCH Facilities to institute any proceeding for the rescission, suspension, or revocation of any license, permit, consent, or approval; (ii) cause the Joint Commission or any other similar applicable accreditation organization to institute any proceeding or action to revoke its accreditation of the HCCH Facilities; (iii) cause a termination of, or adversely affect, HCCH’s participation in Medicare, Medicaid, Blue Cross, or any other public or private medical payment program; or (iv) cause HCCH to violate or default under any of its legal obligations under debt financings. HCCH, and not Manager, shall bear sole responsibility for non-compliance with this section if non-compliance was due to insufficient funds or acts, errors or omissions by HCCH Personnel.

9.Limitations on Manager’s Exercise of Duties.

9.1Limitations on Manager’s Exercise of Duties.

(a)Except as contemplated by the Strategic Plan and Budget or as the Governing Body or its designee may specifically authorize in writing from time to time, Manager shall not have the authority to undertake the following, on HCCH’s behalf, without the advance written consent of the Governing Body (or its designee authorized in writing):

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(1)Purchase capital assets or incur expenses (other than consistent with the Strategic Plan and Budget) in excess of $50,000 or such higher amount as may be authorized by HCCH.

(2)Incur debt on behalf of HCCH;

(3)Encumber HCCH property, or sell or dispose of any material assets having a value in excess of $25,000;

(4)Approve or undertake any other matters required by law to be approved by HCCH’s Governing Body;

(5)File or settle litigation;

(6)Grant any person any rights with respect to ownership of, or limiting the activities of, the HCCH Facilities; or

(b)Except as set forth in the Strategic Plan and Budget, HCCH shall have the ultimate authority to decide, in its sole and absolute discretion, whether to approve, disapprove or undertake any of the above listed items.  However, HCCH agrees to consult and cooperate with Manager in good faith concerning any decisions related to the above listed items. The following list includes general items that require Board approval:

1.Adopting or amending employee equity and benefit plans

2.Hiring or firing senior officers or key employees

3.Entering into employment agreements, or amending the terms of employment, for senior officers

4.Borrowing or lending money

5.Adopting an annual budget

6.Entering into agreements of material importance to the corporation (e.g., financing agreements, material license agreements and leases)

7.Any expenses of greater than $50,000.00 (Fifty Thousand Dollars)

10.Defense of Claims; Exculpation.

10.1HCCH.

(a)HCCH agrees to indemnify, defend and hold harmless Manager, including its “advisors” (selected by Manager and accepted by HCCH), affiliates, subsidiaries, successors and assigns, and any employee, agent, officer, director, shareholders, manager, representative, attorney, or independent contractors, including but not limited to Senior Executives and their employer and

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its affiliates (together, the “SE Employer”), and direct or indirect equity holder of Manager, and any person who controls Manager (any or all of the foregoing hereinafter a “Manager Indemnified Person”), from and against any losses, damages, liabilities, deficiencies, claims, actions, suits, proceedings, judgments, settlements, interest, awards, penalties, fines, costs, or expenses (including reasonable attorneys’ fees and costs of defense), joint or several, of any kind or nature whatsoever (collectively, “Claims”) that may be incurred by or asserted against Manager or a Manager Indemnified Person (whether or not Manager or a Manager Indemnified Person is party to such Claims) to the extent they result from, arise out of, or are in any way related to, the following, in each case as finally determined by an arbitrator:

(1)the breach or non-fulfillment or violation by HCCH or any of its Representatives of any of the covenants, duties, obligations, representations or warranties of HCCH set forth in this Agreement;

(2)any actions or omissions of HCCH or its affiliates, subsidiaries, successors, assigns, employees, agents, officers, directors, managers, advisors, representatives, attorneys, independent contractors (respectively, “Representatives,” but for the avoidance of doubt specifically excluding Manager, SE Employer and Manager Indemnified Persons), including without limitation actions or omissions arising out of the negligence, gross negligence, recklessness, or willful misconduct of HCCH or its Representatives  related to this Agreement;

(3)any failure by HCCH or any of its Representatives to comply with any applicable federal, state or local laws, regulations or codes in the performance of its obligations under this Agreement;

(4)Manager’s or any Manager Indemnified Person’s involvement in, in any manner including without limitation the management of, oversight of or operation of, the HCCH Facilities or any other errors, actions or omissions of Manager or any Manager Indemnified Person;

(5)any claim which is brought or asserted by third parties against Manager or any Manager Indemnified Person relating to this Agreement or HCCH’s ownership or operation of the HCCH Facilities, including without limitation the use of any real or tangible property in connection with the HCCH Facilities; or

(6)any bodily injury, death of any person or damage to real or tangible property caused by the acts or omissions of HCCH or any of its Representatives.

(b)Furthermore, HCCH agrees to reimburse Manager, as incurred and upon demand by Manager, for legal or other expenses reasonably incurred by Manager or a Manager Indemnified Person in connection with investigating, defending or preparing to defend any such Claims (including without limitation in connection with the enforcement of the indemnification obligations set forth herein), whether or not Manager or any Manager Indemnified Person is a

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party to any Claims out of which any such expenses arise and whether or not such Claims are brought by HCCH, its Representatives or any other person or entity.

(c)However, HCCH shall not be obligated under the foregoing indemnity agreement in respect to any Claims (a) to the extent such Claims resulted in whole or in part from the gross negligence, willful misconduct or fraud of Manager or a Manager Indemnified Person; (b) by one Manager Indemnified Person against another relating to activities of such parties pursuant to the Agreement; or (c) arising from (i) felony criminal activity that any Senior Executive or Manager Indemnified Person directly participated in or (ii) other acts indemnifiable by Manager, in each such case (other than with respect to felony criminal acts), as finally determined by an arbitrator.

(d)The reimbursement and indemnity obligations of HCCH under this Agreement shall be in addition to any liability HCCH may otherwise have; shall extend upon the same terms and conditions to the Manager Indemnified Persons, and shall be binding upon and inure to the benefit of any successors, assigns, heirs, and personal representatives of HCCH, or of Manager or any Manager Indemnified Persons.

10.2Manager. Manager shall indemnify, defend, and hold harmless HCCH including its affiliates, subcontractors, successors and assigns and any employee, agent, officer, director, manager, representative, attorney or independent contractor (“HCCH Indemnified Persons”) against any Claims (including reasonable attorneys’ fees and costs of defense) to the extent that they result from the felony criminal acts that Manager Indemnified Persons directly participated in, willful misconduct, gross negligence or fraud of Manager, in each such case (other than with respect to felony criminal acts which shall require final judgment by a court of competent jurisdiction (not subject to further appeal)), as finally determined by an arbitrator. A Manager Indemnified Person shall not be liable for any act or omission of any other Manager Indemnified Person other than its own officers, directors, employees and subcontractors. In addition, Manager shall not be obligated under the foregoing indemnity agreement in respect to any Claims (a) to the extent such Claims resulted in whole or in part   from the gross negligence, willful misconduct or fraud of HCCH or a HCCH Indemnified Person (b) by one HCCH Indemnified Person against another relating to activities of such  parties pursuant to the Agreement; or (c) arising from (i) felony criminal activity that  any HCCH Indemnified Person directly participated in or (ii) other acts indemnifiable by HCCH, in each such case (other than with respect to felony criminal acts) as finally determined by an arbitrator. The Manager Indemnified Persons shall not be liable for any act, error, omission or delay taken at the specific direction or with the express approval of the Governing Body to take action or the failure of the Governing Body to take action.

10.3Procedure.

(a)In the event that any Party hereunder shall receive any notice of any claim or proceeding against said Party in respect to which indemnity may be sought under this Agreement, the said Party (“Indemnitee”) shall give the Party upon whom   a claim could be made under this Agreement (“Indemnitor”) written notice of such loss, liability, claim, damage, or expense and the Indemnitor shall have the right to contest and defend any action brought against the Indemnitee

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based thereon, and shall have the right to contest and defend any such action in the name of the Indemnitee at the Indemnitor’s own expense; provided, however, that if the Indemnitor shall fail to assume the defense and notify the Indemnitee of the assumption of the defense of any such action within ten (10) days of the giving of such notice by the Indemnitee, then the Indemnitee shall have the right to take any such action as it reasonably deems appropriate to defend, contest, settle, or compromise any such action or assessment and claim indemnification as provided herein; provided, however, that no Party shall settle any such action without the consent of the other applicable Party (which consent shall not be unreasonably withheld) unless such settlement involves only the payment of money and the claimant provides the Indemnitee a release from all liability in respect of such claim. If the Indemnitor defends any action for which indemnification is claimed, the Indemnitee shall be entitled to participate at its own expense in the defense of such action; and further, provided, however, that the Indemnitor shall bear the fees  and expense of the Indemnitee’s counsel only if (i) the engagement of such counsel is specifically authorized in writing by the Indemnitor, (ii) the Indemnitor is not adequately prosecuting the defense in good faith, or (iii) the named parties to such action include both the Indemnitor and the Indemnitee and there exists a conflict or divergence of interest between such parties which renders it inappropriate for counsel selected by the Indemnitor to represent both of  such parties. The Indemnitor shall not be liable for any settlement of any claim, action, or proceeding effected without its written consent. No Party shall recover an amount in excess of the actual damages incurred.

(b)Notice of all claims as required by this Agreement shall be promptly provided as to (i) the nature of any claim; or (ii) the commencement of any suitor proceeding brought to enforce any claim. In the event of failure to provide such notice or in the event that Indemnitee shall fail to cooperate fully with the Indemnitor in the Indemnitor’s defense of any suit or proceeding, the Indemnitor shall be released from some or all of its obligations with respect to that suit or proceeding to the extent that the failure of notice or cooperation actually and materially adversely affected the Indemnitor’s defense of such claims.

10.4Indemnification of Senior Executives. In addition to, and without limiting the indemnification described above, HCCH shall indemnify the Senior Executives who will be acting as officers of HCCH to the same extent and subject to the same conditions as the most favorable indemnification it extends to its officers or directors, whether under HCCH's charter, bylaws, by contract or otherwise.

10.5Exculpation of Senior Executives and SE Employer. Though the Senior Executives may continue to be employed by and associated with the Manager or SE Employer and its affiliates while providing services described hereunder, with respect to HCCH and HCCH, the Senior Executives shall serve at the pleasure and direction of the Manager and/or Governing Body and neither the SE Employer, any Senior Executive nor any of their respective affiliates shall have any liability to HCCH or HCCH for any acts or omissions of the Senior Executives, notwithstanding that SE Employer may receive compensation from Manager for making the Senior Executives available to serve in such capacity (and HCCH and HCCH expressly waive and agree not to assert any claim of respondent superior or similar legal theory which might otherwise hold SE Employer or its affiliates liable for the acts or omissions  of the Senior Executives), except to the extent

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that any such Claims result primarily and directly from such Senior Executive’s felony criminal acts, willful misconduct, gross negligence or fraud in each such case (other than with respect to felony criminal acts which shall require final judgment by a court of competent jurisdiction (not subject to further appeal)), as finally determined by an arbitrator.

11.Access to Records.

11.1Access to Records.

(a)Manager shall provide to the Governing Body, HCCH’s auditors and accountants, HCCH’s fiscal intermediaries, and accountants and agents for the Medicare and Medicaid programs or any other governmental authority exercising legal and appropriate authority, access to all lawfully required records for a period of seven (7) years after the furnishing of services under this Agreement.

(b)Until the expiration of four (4) years after the furnishing of Management Services pursuant to this Agreement, the Parties shall, upon written request, make available to the Secretary of Health and Human Services (the “Secretary”) or the Comptroller General, or their duly authorized representative(s), contract, books, documents, and records related to this Agreement and necessary to verify the nature and extent of the cost of such Management Services. If any Party carries out any of its obligations under this Agreement by means of a subcontract with a value of $100,000 or more, that Party agrees to include this requirement in any such subcontract. The availability of books, documents, and records shall be subject at all times to all applicable legal requirements, including without limitation such criteria and procedures for seeking and obtaining access that may be promulgated by the Secretary by regulation. Neither Party shall be construed to have waived any applicable attorney-client privilege by virtue of this Section.

11.2Exercise of Right of Access. The foregoing rights of access shall be exercisable through a written request, upon which Manager and its subcontractors shall give access to the above contracts, books, documents, and records from time to time during reasonable business hours.

12.Management Fee.

12.1Management Fees. In consideration for the Management Services provided by Manager under this Agreement, HCCH shall pay Manager as follows (collectively, the “Management Fees”):

(a)A total annual base fee (the “Base Fee”) equal to Twelve Percent (12%) of all collected cash revenues for each fiscal year of this agreement.  Manager will be paid the Management Fee on a weekly basis for the preceding week’s total cash and settlements collected from all sources. Manager is authorized to withdraw this fee on a weekly basis and will present an invoice concurrently, based on the preceding week's collected settlement reports. However, Manager must first ensure Hospital payroll is met as its’ highest priority before cash is withdrawn to pay Manager’s fees. If funds are insufficient to cover all or part of Manger’s fees, the balance due will

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be deferred as owed but carried as a deferred expense due Manager. When, in Manager’s best business judgement, sufficient funds become available to pay off all or part of fees incurred and still owing, Manager will pay down all or part of the balance of fees owed using prudent business judgement and discretion. In no case shall Manager forgive fees due for management services rendered.

(b)An incentive or success fee (the “Incentive Fee”) to be negotiated based on the achievement of certain mutually agreed milestones.

(c)IT support and EMR services are not included in the management fee and will be offered to HCCH by separate agreement.

12.2Arm’s Length Transaction. The Parties have negotiated the Management Fees at arm’s length, assisted by professional financial advisers. They believe that the management fees are consistent with fair market value and comply with law.

13.Breach. In the event of a breach of any obligation or covenant under this Agreement, other than the obligation to pay money (which shall have a thirty (30) day cure period), the non-breaching Party may give the breaching Party written notice of the specifics of the breach, and the breaching Party shall have sixty (60) days (the “Cure Period”) in which to cure the breach; provided, that for any non-monetary defaults reasonably requiring greater than ninety (90) days to cure, the breaching Party shall not be in default so long as the breaching Party commences to cure such default within the required sixty (60) days and diligently prosecutes  such cure to completion thereafter. Only if the breach is not cured within said Cure Period shall the non-breaching Party be entitled to pursue any remedies it may have by reason of the breach.  A waiver of any breach of this Agreement shall not constitute a waiver of any future breaches of this Agreement, whether of a similar or dissimilar nature.

14.Term. The term of this Agreement (“Term”) shall commence and be deemed effective as of the Effective Date, and continue for an initial ten (10) year period, and shall automatically renew for one (1) additional five (5) year period unless a Party provides at least one hundred eighty (180) days prior written notice of nonrenewal to the other party. Thereafter, this Agreement may be renewed upon prior written agreement of the Parties. Any renewal periods shall be deemed a part of the Term.

In the event of and regardless of a Change of Control or merger or sale of the Hospital, this Management and Administrative Service Agreement will be assigned and assumed by the new owner or controlling entity as part of the transaction or event and continue in full force and effect through the end of the term and renewals.  iHealthcare Inc reserves all rights to this agreement in the event of such an occurrence.

15.Dispute Resolution and Remedies.

15.1Resolution by Management. The Parties’ respective management teams shall attempt, in good faith, to privately and confidentially resolve any dispute, controversy or claim arising under this Agreement (a “Dispute”). In the event the Parties are unable to resolve the Dispute after negotiating in

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good faith for thirty (30) days following written notice of the Dispute served on a Party, either Party may refer such Dispute to HCCH and the CEO of Manager for resolution.

15.2Arbitration. IF A DISPUTE ARISES, THE PARTIES WILL: (a) RESOLVE ALL DISPUTES BY BINDING ARBITRATION HELD IN MIAMI-DADE COUNTY, FLORIDA BEFORE A SINGLE ARBITRATOR FROM JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (“JAMS”); AND (b) WAIVE ANY RIGHT TO CIVIL TRIAL BY JUDGE OR JURY.  Notwithstanding the foregoing, all claims alleging violation of this agreement, restrictive covenants, mishandling of Confidential Information, or transgression of intellectual property rights, shall be subject to the exclusive jurisdiction, in Miami, Florida, of either the Florida state courts or the US District Court.  Before accepting appointment, the arbitrator shall agree: (a) that the arbitrator’s award shall be made within nine (9) months of the filing of a notice of intention (or demand) to arbitrate  (but it may be extended by written agreement of the parties); (b) to base any decision or award on governing law; (c) to not award punitive or other damages that are not measured by the prevailing party’s actual damages, except as may be required by statute; and (d) to issue an award in writing within ten (10) days of concluding the presentation of evidence and briefs.  Judgment may be entered in any court having jurisdiction thereof.  The prevailing party shall be entitled to recover from the other party its costs and expenses, including reasonable attorney’s fees.

15.3LIMITATION OF LIABILITY.  NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES, NOR THE COST OF PROCURING SUBSTITUTE ITEMS OR SERVICES, ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES.  IN NO EVENT WILL MANAGER BE LIABLE TO CLIENT FOR SPECIAL OR CONSEQUENTIAL DAMAGES ARISING FROM THE PROVISIONS AND THE PERFORMANCE OF SERVICES BY MANAGER UNDER THIS AGREEMENT, EVEN IF MANAGER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. FURTHER, THE TOTAL LIABILITY OF MANAGER UNDER THIS AGREEMENT, FOR ANY AND ALL CAUSES, WILL BE LIMITED, AND MANAGER’S TOTAL LIABILITY WILL NEVER EXCEED THE SUM OF TWENTY PERCENT [20%] OF ONE (1) MONTH AVERAGE MANAGEMENT FEES.

EXCEPT AS PROVIDED HEREIN, MANAGER DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED [EITHER IN FACT OR BY OPERATION OF LAW], WITH RESPECT TO ANY ITEM OR SERVICE PROVIDED HEREUNDER, INCLUDING BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY, TITLE, NON-INFRIGEMENT, OR FITNESS FOR A PARTICULAR PURPOSE OR ANY WARRANTY ARISING FROM CONDUCT, COURSE OF DEALING, CUSTOM, OR USAGE IN TRADE. No claim against MANAGER of any kind under any circumstances will be filed more than one year after HCCH knows of, or in the exercise of reasonable care, could know of, such claim or an act or omission of MANAGER that would give rise to such a claim.

15.4Remedies. The arbitrator may grant as remedies in connection with an outstanding Dispute: (a) a required Corrective Action Plan for Manager’s performance of the Management Services, (b) specific performance of this Agreement, (c) full payment by HCCH to Manager in accordance with the terms hereof, (d) a modification to the Performance Targets; (e) monetary indemnification in accordance with the terms hereof, and/or (g) any other lawful and appropriate remedy, including termination of this Agreement.

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15.5Exclusive Process. Except as otherwise set forth herein, the procedure set forth in this Section 15 shall be the Parties’ exclusive process for resolution of all Disputes.

16.Termination. This Agreement may be terminated prior to the expiration of the Term only as follows, and any such termination shall not affect any rights or obligations arising prior to the effective date of termination:

16.1Termination for Material Breach.

(a)Notwithstanding any provision contained herein, however, Manager shall not be liable to HCCH and shall not be deemed to be in breach of this Agreement for  the failure to perform any or all obligations to be performed by Manager pursuant to this Agreement, to the extent such failure results from (i) governmental intervention, (ii) labor dispute, (iii) law, regulations, rules or reimbursement rules or policies that actually prevent such performance, (iv) any other action or force majeure or event which is beyond the reasonable control of Manager, or (v) any failure by HCCH to perform, fund or meet any of HCCH’s obligations hereunder; and provided that Manager shall nevertheless be obligated duly to perform hereunder to the extent such performance remains feasible.

16.2Bankruptcy Insolvency. Manager shall be entitled to file a UCC for unpaid Management Fees. Manager may terminate this Agreement upon ten (10) days written notice to HCCH in the event HCCH (or HCCH’s sponsoring entity)  becomes insolvent or fails to pay, or admits in writing its inability to pay, its debts as they  mature; or a trustee, receiver or other custodian is appointed for such other party for all or a substantial part of such person’s property and is not discharged within sixty (60) days of appointment;  or any bankruptcy reorganization, debt, arrangement, or other proceeding under  any bankruptcy or insolvency law or any dissolution or liquidation proceeding is instituted by or against such person and if instituted against such person’s is consented to or acquiesced in by such person or remains un-dismissed for sixty (60) days following the original filing; or any warrant or attachment is issued against any substantial portion of the property of such person which is not released within sixty (60) days of service; and HCCH may likewise terminate if   any of the foregoing occurs with regard to Manager or iHealthcare Management II Company and this substantially impairs Manager’s ability to perform its obligations under this Agreement.

17.Effects of Termination. The termination of this Agreement for any reason shall be without prejudice to any payments or obligations which may have been earned and accrued or become due to any Party hereunder prior to the date of termination. Notwithstanding anything to the contrary herein, the following provisions shall survive any termination hereof: Sections 10 (Defense of Claims), 11 (Access to Records), 12 (Management Fee), 15 (Disputes), 19 (Representation and Warranties) and 21 (Miscellaneous). In the event this Agreement is terminated for any reason, HCCH shall pay to Manager all unpaid fees then due.

18.Transition Services. In the event of termination of this Agreement prior to expiration for any reason other than insolvency or bankruptcy of HCCH, upon request of HCCH, Manager shall be obligated to continue to provide HCCH with the Management Services described herein for a period of up to one

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hundred twenty (120) days after such termination or expiration of this Agreement (the “Transition Period”), and during such Transition Period: (a) Provided  HCCH shall continue to compensate Manager in accordance with this Agreement, (b) Manager shall fully cooperate in order to ensure the orderly and efficient transfer of its functions hereunder to HCCH and/or another service provider; (c) Manager shall fully cooperate in order to ensure no disruption to patient care functions; and (d) the Parties shall cooperate in order to resolve any outstanding operational, financial, legal or other matters arising (including audits) from the period in which this Agreement was in effect.

19.Representations and Warranties.

19.1Manager. As of the Effective Date, Manager represents and warrants to HCCH as follows:

(a)Manager is a Florida company duly organized, validly existing, and in good standing under the laws of the State of Florida.

(b)Manager has full authority to enter into and perform this Agreement, and the signature of Manager’s representative at the end hereof signifies that this Agreement has been duly authorized, executed and delivered and represents a legal, valid and binding agreement enforceable against Manager in accordance with its terms (subject only to customary limitations on the enforceability and availability of remedies in accordance with principles of law and equity).

(c)The execution, delivery and performance of this Agreement by Manager does not (i) require any consent, waiver, approval, license or authorization of any person or public authority which has not been obtained and is not presently in effect; (ii) to the knowledge of Manager, violate any provision of law applicable to Manager; or (iii) conflict with or result in a default under, or create any lien upon any of the property or assets of Manager under, any agreement or instrument; or (iv) violate any judicial or administrative decree, contract, or other legal obligation to which Manager is subject or by which any of its assets are bound.

(e)There is no civil, criminal or administrative action, suit, demand, claim, hearing, proceeding or investigation pending or, to Manager’s knowledge threatened against Manager that may materially delay or interfere with its entering into and fully and duly performing this Agreement.

(f)Neither Manager nor, to the knowledge of Manager, any Manager personnel (including any Senior Executive) is a person excluded or barred from the Medicare or Medicaid programs.

19.2HCCH. As of the Effective Date, HCCH represents and warrants to Manager as follows:

(a)HCCH is a for-profit corporation duly organized, validly existing, and in good standing under the laws of the State of Florida.

(b)HCCH has full authority to enter into and perform this Agreement, and the signature of HCCH’s representative at the end hereof signifies that this Agreement has been duly authorized, executed and delivered and represses a legal, valid and binding agreement enforceable against

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HCCH in accordance with its terms (subject only to customary limitations on the enforceability and availability of remedies in accordance with principles of law and equity).

(c)The execution, delivery and performance of this Agreement by HCCH does not (i) require any consent, waiver, approval, license or authorization of any person or public authority which has not been obtained and is not presently in effect; (ii) violate any provision of law applicable to HCCH; or (iii) conflict with or result in a default under, or create any lien upon any of the property or assets of HCCH under, any agreement or instrument; or (iv) violate any judicial or administrative decree, contract, or other legal obligation to which HCCH is subject or by which any of its assets are bound.

(d)There is no civil, criminal or administrative action, suit, demand, claim, hearing, proceeding or investigation pending or, to HCCH’s knowledge threatened against HCCH that may materially delay or interfere with its entering into and fully and duly performing this Agreement.

20.Miscellaneous.

20.1Non-Solicitation. During the Term hereof and for a period of two  (2)  years after its expiration or termination for any reason HCCH, on behalf of itself and its subsidiaries and affiliates and any person which may acquire all or substantially all of its assets agrees that, until two (2) years subsequent to the termination of this Agreement, it will not solicit, recruit, hire or otherwise engage any Senior Executive or other employee of the Manager or SE Employer that provided services to HCCH or Manager relating to HCCH while employed by SE Employer or its affiliates (“SE Employer Solicited Person”).

20.2Public Statements. Manager shall be authorized to make public statements about HCCH, services provided and its relationship hereunder.

20.3Use of HCCH Name. Manager may use the HCCH or HCCH Hospital names in a manner reasonably necessary or conducive to performing its services hereunder.

20.4Reimbursable Expenses. During the Term, Manager shall be promptly reimbursed for all reasonable expenses (to the extent of and pursuant to HCCH’s expense reimbursement policy for other personnel and contractors) incurred by Manager or third parties Manager contracts with in connection with the provision of the Management Services hereunder (e.g., Senior Executives), including, but not limited to transportation, lodging, meals, travel and office expenses upon submission to HCCH of invoices. Any such expenses, subject to this section, shall require prior approval by HCCH to be eligible for reimbursement.

20.5Notices. All notices, requests, demands and other communications  required or permitted to be given pursuant to this Agreement must be in writing and shall be (i) delivered to the appropriate address by hand, by nationally recognized overnight service (costs prepaid); (ii) sent by facsimile or email, or (iii) sent by registered or certified mail, return receipt requested, in each case to the following addresses, facsimile numbers or email addresses and marked to the attention of the person (by name or title)

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designated below (or to such other address, facsimile number, email address or person as a Party may designate by notice delivered to the other Party in accordance with this Section:

Manager:Executive Vice President

iHealthcare Management II Company II

                            3901 SW 28th Street 2nd Floor

                            Miami, FL, 33142

HCCH:               Haskell County Community Hospital

                            401 Northwest H Street

                            Stigler, Oklahoma 74462

All notices, requests, demands and other communications shall be deemed have been duly given (as applicable): (A) if delivered by hand, when delivered by hand; (B) if delivered by UPS, Federal Express, DHL or other nationally-recognized overnight delivery service, when delivered by such service; (C) if sent via registered or certified mail, three (3) Business Days after being deposited in the mail, postage prepaid; or (D) if delivered by email or facsimile, when transmitted if transmitted with confirmed delivery.

20.6Severability. If any clause or provision of this Agreement  is  determined by a governmental body or a court having jurisdiction thereof to be illegal, invalid, or unenforceable under any present or future law, then the Parties agree that the remaining provisions of this Agreement that reasonably can be given effect apart from the illegal or unenforceable provision shall continue in effect and there shall be substituted for such invalid or unenforceable provision a provision as similar as is feasible and yet would be lawful.

20.7Expenses. Except as otherwise expressly provided herein, each Party will bear its own legal, accounting, and other fees and expenses relating to the negotiation and preparation of this Agreement and the transactions contemplated hereby.

20.8Public Announcements. The time and content of any announcements, press releases, or other public statements concerning this Agreement and the transactions described herein will be determined by a process agreed to by the Parties.

20.9Waiver. No failure on the part of any party hereto to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other rights, power or remedy.

20.10Captions. The captions or titles of the sections herein have been included for convenience only and shall not be considered as part of this Agreement.

20.11Counterparts. This Agreement may be signed in counterparts, each of which shall be deemed an original. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in

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electronic (“pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

20.12Force Majeure. Manager shall not be deemed to be in violation hereunder for failure to perform any obligation contained in this Agreement or for any incomplete performance hereunder for the time of and to the extent that such failure or incomplete performance is occasioned by any cause or causes beyond the control of Manager, including, but not limited to, delays or failure in performance or non-performance or interruption of services resulting directly or indirectly from acts of God, Acts of War (including Terrorist activities), civil disorders, vandalism, fires, floods, weather, electrical failures, postal delays, inability to procure materials, sabotage, restrictive governmental laws or regulations, labor actions or shortages, criminal activity of third parties,  loss of internet connectivity or incomplete or inaccurate data input as supplied by HCCH.

20.13Consents. Whenever under this Agreement provision is made for either Party’s securing the consent or approval of the other, such consent or approval shall be in writing and (except as otherwise provided herein) shall not be unreasonably withheld, delayed, or conditioned.

20.14Binding Effect; Assignment. This Agreement is binding on, and is for the benefit of HCCH and Manager and their successors, assigns, and legal representatives (and Manager; iHealthcare Management II Company). A Party shall not assign its rights or delegate its obligations under this Agreement without the prior,  written consent of the other Party; provided, that, Manager may (upon written notice to HCCH) assign this Agreement to an affiliate of Manager, and/or to subcontract with any other parties for the performance of various aspects of its obligations hereunder, provided  that Manager shall (a) adequately inform such subcontractors of their obligations hereunder, (b) ensure that they fully comply herewith, and (c) remain fully responsible for the performance of any such assignee and/or subcontractor.

20.15Governing Law. This Agreement shall be governed and construed according to the laws of the State of Florida, without giving effect to any choice or conflict of law provision or rule thereof.

20.16Further Assurance. Each Party agrees to execute and deliver to the other such additional instruments, certificates, and documents as the requesting Party may reasonably request in order to assist the requesting Party in obtaining the rights and benefits to which such Party is entitled hereunder.

20.17Third Party Beneficiaries. The Manager Indemnified Persons, HCCH Indemnified Persons, the Senior Executives and SE Employer are express third party beneficiaries of the provisions of this Agreement that relate to them.

20.18    Entire Agreement. This Agreement (including exhibits and schedules) contain the entire agreement of the Parties with respect to the matters set forth herein and supersede all prior negotiations and agreements, whether oral or written, concerning the subject matter hereof, all of which are merged in this Agreement.

20.19   Amendment and First Right of Refusal. This Agreement sets forth the entire understanding and agreement among the parties hereto with reference to the subject matter hereof and may not be

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modified, amended, discharged or terminated except by a written instrument signed by the parties hereto. First Right of Refusal:  Landlord/Owner hereby grants to iHealthcare (iHCC) a first right of refusal to purchase the hospital property and real estate during the term and any extensions of this Management and Administrative Services Agreement.  If Landlord/Owner shall desire to sell the hospital property and real estate, and receives a bona fide offer to purchase, Landlord/Owner shall give iHealthcare written notice of Landlord/Owner intention to sell Landlord/Owner interest in the hospital property and real estate as contained in said offer to purchase. Such notice (Landlord/Owner Notice) shall state the terms and conditions under which Landlord/Owner intends to sell its interest. For Sixty (60) business days following the giving of such notice, iHealthcare shall have the option to purchase the Landlord/Owner interest as stated in the Landlord/Owner Notice.  A written notice in substantially the following form, addressed to Landlord/Owner and signed by iHealthcare, within the period for exercising the Option, shall be an effective exercise of iHealthcare Option to Purchase.

20.20Manager; iHealthcare Management II Company. In consideration for the potential benefits to iHealthcare Management II Company, as sole member or ultimate parent of Manager to be derived from the management fees and other benefits secured by Manager hereunder, iHealthcare Management II Company hereby agrees fully to ensure that Manager duly and timely fulfills its performance obligations, financial obligations, indemnification obligations, and other obligations, under this Agreement. HCCH retains Manager as the sole and exclusive executive group and management agent during the term of this Agreement.

                                                                    [Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of January 7, 2019.

CAH Acquisition Company 16, LLC D/B/A Haskell County Community Hospital:

By: /s/ Jorge Perez

Name: Jorge Perez

Title: Chairman, Hospital Governing Body

Manager - iHealthcare Management Company

By: /s/ Noel Mijares

Name: Noel Mijares

Title:     Chief Executive Officer

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MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT

Hillsboro Community Hospital

THIS MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT (this “Agreement”) is entered into as of the 7th day of January 2019, by and among CAH Acquisition Company 5, LLC D/B/A Hillsboro Community Hospital (“HCH”), a Delaware Limited Liability Company, and iHealthcare Management II Company, a Florida Corporation (“Manager”). HCH and Manager are sometimes referred to herein individually as a “Party” or collectively as the “Parties.”

WITNESSETH:

WHEREAS, HCH owns and operates an acute general medical and surgical hospital (the “HCH Facilities”) located on the medical campus with a principal address of 701 South Main Hillsboro, Kansas, 67063;

WHEREAS, Manager is a Hospital Management Company;

WHEREAS, Manager has demonstrated expertise and a track record of successfully managing and improving the performance of hospitals serving rural communities;

WHEREAS, HCH desires that Manager provide services to administer, supervise, and manage, and Manager desires to administer, supervise, and manage, the operations of the HCH Facilities on behalf of HCH commencing on January 7, 2019 (the “Effective Date”) on the terms and conditions set forth hereinafter, in furtherance of and consistent with HCH’s mission:

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements, covenants and promises hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the Parties hereto agree as follows:

1.Retention of Manager. Subject to the terms and conditions of this Agreement, as of the Effective Date, HCH hereby retains and appoints Manager to manage the HCH Facilities on behalf of HCH. Manager shall provide, at Manager’s sole expense and determination, all necessary corporate administration, shared services, legal services, compliance, hospital employee benefits program sponsorship, general business infrastructure and support necessary for Manager’s performance under this agreement. During the Term hereof, Manager shall be the exclusive provider of such services as are described herein as Management Services.

2.Strategic Plan and Budget. Manager and HCH, shall develop and agree on an annual plan setting forth details regarding the strategic, operational and capital activities that Manager shall undertake and oversee on behalf of HCH and the budgets regarding such activities (as amended from time to time, the “Strategic Plan and Budget”), which shall include, among other matters:

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(a)strategic, programmatic and service line initiatives (including their operating and capital requirements) for the HCH Facilities;

(b)performance improvement initiatives, business development objectives, cost reduction plans, synergistic opportunities and efficiency improvements;

(c)an annual operating budget setting forth an estimate of operating revenues and expenses for the next year, which operating budget shall be in reasonable detail and shall contain an explanation of anticipated changes in utilization, patient charges, payroll, and other factors;

(d)an annual capital expenditures budget outlining a program of capital expenditures for the next fiscal year, which budget shall designate expenditure items as either “routine capital” or “enhancement capital” and estimate where possible their return on investment and other impact on operations, market position, etc.; and

(e)an annual projection of cash receipts and disbursements based upon the proposed capital expenditures and operating budgets, which projection shall contain recommendations concerning use of excess cash flow, if any.

2.2Revenues. To the extent cash revenues of the HCH Facilities are not sufficient to support expenditures contemplated by the Strategic Plan and Budget, HCH will be solely responsible for its cost of operation. If requested by HCH, Manager will use commercially reasonable efforts to assist HCH in obtaining financing to fund such cost of operation. Manager shall use commercially reasonable efforts to achieve the revenue targets and other goals consistent with the Strategic Plan and Budget and Performance Targets.

3.Control By HCH. Notwithstanding anything contained anywhere to the contrary, the Governing Body of HCH shall be the Governing Body of the HCH Facilities (the “Governing Body”) and, shall possess ultimate authority and control over HCH. HCH authorizes general operating policies developed by and to be carried out by Manager under this Agreement. The Governing Body shall delegate authority to Manager to enable Manager effectively to perform its functions hereunder. By entering into this Agreement, HCH does not, and shall not in the future, delegate to Manager any of the powers, duties, and responsibilities vested in the Governing Body by law or by HCH’s governing documents. HCH is solely obligated to and shall pay, make funds available to Manager for the payment of, or otherwise cause to be satisfied or discharged, all Hospital Expenses in accordance with the terms of this Agreement. On a monthly basis, Manager shall meet or confer with HCH and provide financial reports, statistical reports, updates and review requests for approvals by the Governing Body.

4.Operational Services. Manager shall use commercially reasonable efforts to oversee the efficient and orderly operation of the HCH Facilities and shall provide the following services in accordance to the terms hereof, or if not herein specified then at least at the level of prevailing industry practices:

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4.1Key Hospital Services. Manager shall (a) use commercially reasonable efforts to perform all services consistent with the specific standards herein, (b) use commercially reasonable efforts otherwise to oversee the implementation of processes and systems at the HCH Facilities consistent with the Strategic Plan and Budget, and (c) refrain from intentionally taking any actions that are in material violation of applicable laws in its activities pursuant to this Agreement. Manager’s objectives in performing the Management Services shall include the following:

(a)Improving Emergency Department responsiveness to patients, reducing wait times and left-without-being-seen metrics;

(b)Improving clinical service quality and documentation through sophisticated hospitalist and case management programs and quality of services [which may be provided by telehealth services];

(c)Decreasing supply chain costs and quality of services by standardizing purchasing activities and establishing cost-effective purchasing and usage protocols;

(d)Managing labor costs through disciplined staffing policies, while strengthening employee retention and recruitment activities;

(e)Improving the clinical documentation, coding and billing procedures of the HCH Facilities, and compliance with government programs and private payor requirements, so as to increase proper fee realization in accordance with applicable contracts and law;

(f)Assisting with the improvement of other revenue cycle functions;

(g)Developing new recurring revenue streams and increasing inpatient volumes by expanding and refining managed care activities;

(h)Realigning administrative infrastructure to better capitalize on system scale and to standardize best practices;

(i)Improving marketing, advertising and positioning of HCH within the local market;

(j)Improving care protocols and management of patient care flow, bed availability and turnover, and length of stay;

(k)Augmenting initiatives in payer relations and contracting;

(l)Enhancing the effective linkage of the clinical enterprise with support of HCH’s teaching and research activities; and

(m)Implementing the services described in the remainder of this Agreement.

(n)Advising the Governing Body of any material actions that Manager recommends be taken to avoid material non-compliance with law or deficiencies in services.

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4.2Staffing.

(a)During the Term, Manager shall contract with and provide, and at its sole expense pay all compensation and benefits due to a Chief Executive Officer and necessary and adequate corporate administration, shared services and business infrastructure. Each such Senior Executive, and any future replacement thereof, shall be subject to reasonable advance approval by the Governing Body, which shall not be unreasonably withheld or delayed. When so approved by the Governing Body and in the performance of their duties hereunder, such Senior Executives shall be subject to and shall comply with all HCH policies and requirements applicable to their respective positions and duties, subject to the Senior Executives being advised thereof in writing in advance.  In addition, at Hospital Expense and not included in the Management Fee, Manager may make available certain advisors and other personnel (the “Senior Advisors”) from time to time to consult with, visit and perform on site periodic reviews and evaluations, and advise HCH regarding the operations and business of the HCH Facilities in order to ensure effective management of the HCH Facilities.  The Parties acknowledge and agree that the composition of such advisory services at any given time may vary depending on the needs of the business of HCH, in Manager’s reasonable discretion and/or at HCH’s reasonable request and Manager’s agreement thereto.

(b)Subject to the Strategic Plan and Budget, Manager will determine necessary and appropriate staffing levels of the HCH Facilities, and Manager shall oversee and administer the recruitment and hiring in the name of and on behalf of HCH such physicians, nurses, technicians, administrative, and other staff as are determined to be necessary or appropriate for the operation of the HCH Facilities. Manager shall execute on behalf of HCH, as appropriate, any employee hiring, terminations, or other actions. Manager shall monitor and review all payroll functions for the HCH Facilities periodically.

(c)All personnel required to be employed directly by HCH under applicable licensure and reimbursement laws, regulations, and related requirements shall be employees or contractors of HCH (“HCH Personnel”) and not Manager, and shall be subject to HCH’s personnel policies. All wages, benefits and other payroll expenses related to HCH Personnel shall be included as part of Hospital Expenses. For the avoidance of doubt, the term HCH Personnel does not include any Senior Executives or any personnel of Manager, unless HCH first approves their addition at Hospital Expense.

(d)Manager shall administer and oversee the enforcement of personnel policies established in accordance with HCH’s contractual obligations, employment policies and the Strategic Plan and Budget in connection with hiring, managing, and discharging HCH Personnel.

(e)Subject to the terms of any applicable labor agreements binding  HCH or the HCH Facilities, including, without limitation, any collective bargaining agreements, Manager, as the authorized agent of HCH, shall (i) determine the staffing plans on behalf of HCH with respect to the number and qualifications of HCH Personnel required for the efficient and effective operation

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of HCH Facilities operations, and, (ii) in accordance with the Strategic Plan and Budget, implement wage scales, employee benefit packages and programs, in-service training programs, staffing schedules, and job descriptions for HCH Personnel, all in order to accomplish the policies established by HCH.

(f)           Manager is authorized to provide or arrange for cost effective employer self-insured employee benefits programs either through third parties or through an affiliate of Manager on behalf of the Hospital at Hospital Expense. Manager is authorized to sponsor such programs as necessary for their implementation.

4.3Training. Manager, in collaboration with HCH, shall assist in educational training programs for HCH Personnel designed to improve inpatient and case management, clinical documentation, departmental operations and such other matters as Manager may determine to be beneficial to the efficient operation of the HCH Facilities.

4.4Contracts. Manager shall assist the Senior Executives in negotiating and consummating agreements and contracts for and on behalf of the HCH Facilities in the name of HCH in the usual course of business, all in accordance with the Strategic Plan and Budget.

4.5Laws and Accreditations. Manager shall provide assistance in obtaining and maintaining, in HCH’s name, all licenses, permits, approvals and certificates of accreditation required for the operation of the HCH Facilities.

4.6Medical Records. Manager shall administer and oversee systems for the timely, accurate and efficient creation, filing, security, sharing among care givers and other lawful persons, and retrieval at the HCH Facilities, of all medical records, charts, and files, all in accordance with applicable law, the requirements of payors, the needs of effective risk management and compliance systems, and other best practices.

4.7HIPAA and Business Associate Agreement. The Parties hereby acknowledge and agree to enter into and comply with the Business Associate Addendum attached hereto, to evidence their compliance with privacy standards adopted by   the U.S. Department of Health and Human Services as they may be amended from time to time, 45 C.F.R. Parts 160 and 164, subparts A, D and E, the security standards adopted by the U.S. Department of Health and Human Services as they may be amended from time to time, 45 C.F.R. Parts 160, 162 and 164, subpart C , and the requirements of Title XIII, Subtitle D of the Health Information Technology for Economic and Clinical Health (HITECH) Act provisions of the American Recovery and Reinvestment Act of 2009, 42 U.S.C. §§ 17921-17954, and all its implementing regulations, when and as each is effective and compliance is required, as well as any applicable state confidentiality laws.

4.8Support Services. Manager shall administer and oversee customary hospital support services, including, but not limited to, housekeeping, maintenance (including repair and maintenance of the interior and exterior of the HCH Facilities building, and grounds), janitorial, security and food services.

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4.9Information Technology Systems and Records. Manager shall administer and oversee the maintenance and operation of accounting, auditing, budgeting, reimbursement, revenue cycle, payor reporting and reconciliation, electronic health record, computerized physician order entry, and other clinical service records and other information technology systems required for the efficient management of the HCH Facilities’ affairs and compliance with payor program requirements and/or contracts. Manager shall administer and oversee the preparation and maintenance of all books and records regarding operations and financial transactions pertaining to the HCH Facilities and shall ensure copies of such books and records are made available to the Governing Body or its designee upon request.

4.10Establishment of Operational Policies. Manager shall develop and implement HCH policies, procedures, and standards of operation, maintenance, pricing, and other matters affecting the HCH Facilities and the operation thereof, consistent with the Strategic Plan and Budget.

4.11Acquisition of Property. Manager shall be responsible for the oversight of acquisition of all personal property, equipment, supplies, and inventory as may be necessary to operate the HCH Facilities in accordance with (i) this Agreement, (ii) the Strategic Plan and Budget, (iii) applicable laws, rules, and regulations, and (iv) applicable standards and guidelines on accreditation promulgated by the Joint Commission or any other applicable accreditation organization. Manager shall have the right to utilize such personal property, equipment, supplies, and inventory at the HCH Facilities as Manager reasonably deems necessary and appropriate to fulfill its obligations hereunder.

4.12HCH Missions. Manager shall assist HCH in:

(a)Managing the linkage between the clinical programs and student and resident academic training programs; and

(b)Enhancing the HCH Facilities’ community service mission and engagement in community activities that educate, inspire, and improve the quality of life and overall health outcomes of the patient populations served by HCH.

4.13Public Relations. Manager shall implement such advertising, marketing and other activities as may be conducive to the efficient operation of the HCH Facilities, subject to the prior approval of the Management Committee for all new materials. Subject to the foregoing, from time to time, Manager shall engage in reasonable and lawful marketing and public relations activities designed to enhance the HCH Facilities’ image and reputation and to secure and maintain patients at the HCH Facilities.

4.14Liability Insurance. Manager shall obtain and/or maintain in effect, on HCH’s behalf and at HCH’s sole expense, throughout the term of this Agreement, such policies (or programs) of property/casualty coverage, public liability, professional liability and hazard insurance and other customary insurance coverage's in commercially reasonable amounts for and on behalf of the HCH Facilities as are designated by HCH and consistent with the Strategic Plan and Budget or, in the absence of such a specification, as Manager considers reasonable and prudent based on criteria generally used by Manager with respect to the hospitals owned or managed by Manager. HCH, Manager and the Senior Executives shall be covered under all such applicable policies (or programs). Additionally, Manager and the Senior Executives shall be

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named as additional insured's under HCH’s Directors’ and Officers’ liability, Errors and Omissions liability, professional liability and other insurance policies and the Senior Executives shall be insured under any such policies to the same extent as HCH’s other officers and directors.

4.15Indigent Care. Manager shall assure access to medical care for indigent persons at the HCH Facilities in accordance with HCH’s mission, the Strategic Plan and Budget and applicable law. Manager and HCH shall ensure that charity care at HCH Facilities is provided in a manner consistent with HCH’s policies in effect from time to time. Manager shall implement and administer on behalf of HCH appropriate agreements with governmental authorities concerning reimbursement for services provided to indigent and uninsured persons.

4.16Charges.

(a)Manager shall oversee the billing for services rendered by the HCH Facilities and the collection of all accounts due to the HCH Facilities in accordance with lawful Charge-master and collection policies developed by HCH pursuant to the Strategic Plan and Budget and each applicable third-party payor program or contract. HCH shall approve the Charge-master. Manager shall update HCH on all changes to the Charge-master as they may occur in the normal course of business. Manager shall be entitled to obtain, on behalf of, and at the expense of, HCH, the assistance of one or more collection agencies who shall be required to act in accordance with law and generally recognized practices for hospitals (such as the AHA Guidelines.)

(b)HCH shall maintain bank accounts (“HCH Accounts”) necessary for operations of the HCH Facilities and Manager shall cause to be deposited therein all receipts and money arising from operations of the HCH Facilities. It is anticipated that the Senior Executives appointed as Chief Executive Officer and designated Chief Financial Officer or designee of HCH, and such other individuals as are approved by the Governing Body from time to time, shall have the right to authorize disbursements from HCH Accounts on behalf of HCH in such amounts and at such times as the same are required, as addressed further below.

4.17Payment of Expenses. Provided HCH has sufficient funds, Manager shall timely and accurately pay on behalf of HCH, from funds generated by the HCH Facilities in the HCH Accounts, where and as due, and without delinquency or default, all proper debts, liabilities, costs, and expenses (“Expenses”) related to the ownership, management and operation of the HCH Facilities, including any taxes  and all  bills for goods delivered or services rendered to the HCH Facilities and all personal property, supplies, inventory and all other items necessary for operation of the HCH Facilities and to provide the Management Services described herein. Manager shall contest by appropriate and legal means, (but may not bring any lawsuit without complying with such guidelines and policies as are established from time to time by the Governing Body or the Management Committee) on behalf of HCH, any claims for payment asserted with respect to the HCH Facilities that Manager, in good faith, considers erroneous or improper.

4.18Agency. Within the scope of functions delegated to Manager hereunder and subject to other conditions set forth herein, Manager shall have the right to act and shall assist HCH as the agent and attorney-in-fact of HCH in the procuring of licenses, permits and other approvals, the payment and

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collection of accounts, and in all other activities necessary, appropriate, or useful to Manager in the carrying out of its duties. In performing such services, Manager shall comply with all applicable laws, regulations and requirements of governmental bodies.

4.19Elective Corporate-Based Consulting Services. If requested by HCH and agreed by Manager, Manager or its designees may provide as added elective consulting services (not included with Management Fees but paid instead under mutually agreed separate written agreements), corporate-based consulting services that are outside of the scope of the Management Services provided under this Agreement (“Consulting Services”). Manager will provide any such Consulting Services at market rates or such rates as may be mutually agreed to by the Parties, which rates shall be determined at the time such Consulting Services are requested.

4.20Compliance with Law and Professional Standards. In performing its services hereunder, and in all conduct related to this Agreement, Manager will comply with all applicable laws and with generally recognized professional standards for similar services within the hospital management industry.

5.Reports to HCH. For the purpose of keeping informed with respect to the operation of the HCH Facilities and Manager’s performance hereunder, Manager shall arrange for the preparation and delivery to the Governing Body or its designee the following:

5.1Financial Statements.

(a)Submit to the Governing Body quarterly unaudited financial statements of the HCH Facilities, containing a balance sheet and a statement of income, prepared in reasonable detail and in accordance with generally accepted accounting principles; and

(b)Annually, within one hundred twenty (120) days after the end of each fiscal year of the HCH Facilities, audited financial statements of the HCH Facilities (“Audited Financial Statements”), including a balance sheet, statement of income, and statement of changes in financial position, prepared in reasonable detail and in accordance with generally accepted accounting principles and accompanied by a report of the independent auditor of the HCH Facilities (selected by the Governing Body). The timing of audit submissions assumes HCH has paid audit fees in a timely manner.

5.2Strategic Plan and Budget. An annual updated Strategic Plan and Budget, to be delivered at least thirty (30) days prior to the beginning of each HCH Fiscal Year during the Term of this Agreement.

5.3Reports. All reports deliverable hereunder shall be generated by Manager using the then-existing systems of HCH and delivery of such reports is conditioned upon the capability, availability, cooperation and access to, such HCH systems and personnel for Manager. Manager shall hold annual meetings with the Governing Body or its designee specified in writing to discuss the reports required by this Agreement.

6.Access to Reports and Communications. Each Party agrees to provide the other, promptly when received, with access to all material reports, other filings, and communications from governmental authorities or agencies having jurisdiction over the HCH Facilities.

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7.Medical Staff, Quality of Care.

7.1Cooperation with Medical Staff. Manager shall reasonably cooperate and maintain liaisons with the medical staff of the HCH Facilities (collectively, the “Medical Staff”) and shall advise and assist the Medical Staff concerning procedural matters and standards and guidelines on accreditation promulgated by The Joint Commission or any other applicable accreditation organization. However, all medical, ethical, and professional matters, including control of and questions relating to the composition, qualifications, and responsibilities of the Medical Staff, shall be the responsibility of the Governing Body, the Credentialing Committee, and the Medical Staff of the HCH Facilities.

7.2Quality Assurance Program. Manager shall review and make recommendations regarding HCH’s existing Quality Assurance Program and QIIP and shall assist HCH with the implementation and administration of its Quality Assurance Program in accordance with applicable law.

7.3Medical Affairs Committee. In order to provide a forum for communication among representatives of the Medical Staff and to ensure compliance with HCH’s Quality Assurance Program, Manager shall assist HCH in the implementation and administration of a Medical Affairs Committee that shall consist of a designated senior officer of HCH, physicians appointed by the Medical Staff, persons designated by the Governing Body or its designee, and one additional person designated by Manager. The Medical Affairs Committee, if and when implemented, would meet quarterly, or as needed, keep minutes of its meetings, and have the following suggested duties:

(a)to ensure that acceptable medical, ethical, and professional standards are attained within the HCH Facilities;

(b)to assist in implementation of the Quality Assurance Program so that the quality of health care provided at the HCH Facilities may be measured objectively;

(c)to ensure that all patients admitted to the HCH Facilities or treated as outpatients receive quality patient care;

(d)to provide a forum for discussion of problems of a medical- administrative nature;

(e)to assist the Governing Body and Manager in ensuring compliance with federal, state, and local requirements; and

(f)to act in an advisory capacity in the implementation of quality of care policies adopted by the Governing Body or the Medical Staff.

8.Laws; Licenses; Reimbursement Programs; Accreditation.

8.1Compliance with Law. In performing services hereunder and in all other actions related to this Agreement, Manager and all personnel of Manager shall comply with applicable federal, state, and local laws, rules, and regulations relating to the HCH Facilities or Manager’s Management Services, including without limitation all agencies having jurisdiction over health care services, billing, labor/employment,

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taxation, environmental compliance, antitrust, or physical facility compliance. Manager shall assist HCH to operate the HCH Facilities so that it maintains all necessary licenses, permits, consents, and approvals from all governmental agencies that have jurisdiction over the operation of the HCH Facilities. Manager shall not be obligated to HCH for failure of the HCH Facilities to comply with any such laws, rules, and regulations or for failure of the HCH Facilities to maintain any such licenses, permits, consents, and approvals, to the extent that the failure is due to financial limitations of the HCH Facilities or to the design or construction of the HCH Facilities, or is attributable to acts, errors or omissions of HCH or its agents (other than Manager or Manager’s employees or contractors).

8.2Compliance for Charges for Services. Manager shall oversee compliance with all laws, regulations and payer contract or program requirements concerning coding, billing, charging, collecting and reporting on fees received for services of or provided in the HCH Facilities.

8.3Accreditation. Manager shall use its commercially reasonable efforts to manage the HCH Facilities in the manner necessary to maintain accreditation by The Joint Commission or any other similar applicable accreditation organization.

8.4No Violation. Neither HCH nor Manager shall knowingly cause or permit any action that shall (i) cause any governmental authority having jurisdiction over the operation of the HCH Facilities to institute any proceeding for the rescission, suspension, or revocation of any license, permit, consent, or approval; (ii) cause the Joint Commission or any other similar applicable accreditation organization to institute any proceeding or action to revoke its accreditation of the HCH Facilities; (iii) cause a termination of, or adversely affect, HCH’s participation in Medicare, Medicaid, Blue Cross, or any other public or private medical payment program; or (iv) cause HCH to violate or default under any of its legal obligations under debt financings. HCH, and not Manager, shall bear sole responsibility for non-compliance with this section if non-compliance was due to insufficient funds or acts, errors or omissions by HCH Personnel.

9.Limitations on Manager’s Exercise of Duties.

9.1Limitations on Manager’s Exercise of Duties.

(a)Except as contemplated by the Strategic Plan and Budget or as the Governing Body or its designee may specifically authorize in writing from time to time, Manager shall not have the authority to undertake the following, on HCH’s behalf, without the advance written consent of the Governing Body (or its designee authorized in writing):

(1)Purchase capital assets or incur expenses (other than consistent with the Strategic Plan and Budget) in excess of $50,000 or such higher amount as may be authorized by HCH.

(2)Incur debt on behalf of HCH;

(3)Encumber HCH property, or sell or dispose of any material assets having a value in excess of $25,000;

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(4)Approve or undertake any other matters required by law to be approved by HCH’s Governing Body;

(5)File or settle litigation;

(6)Grant any person any rights with respect to ownership of, or limiting the activities of, the HCH Facilities; or

(b)Except as set forth in the Strategic Plan and Budget, HCH shall have the ultimate authority to decide, in its sole and absolute discretion, whether to approve, disapprove or undertake any of the above listed items.  However, HCH agrees to consult and cooperate with Manager in good faith concerning any decisions related to the above listed items. The following list includes general items that require Board approval:

1.Adopting or amending employee equity and benefit plans

2.Hiring or firing senior officers or key employees

3.Entering into employment agreements, or amending the terms of employment, for senior officers

4.Borrowing or lending money

5.Adopting an annual budget

6.Entering into agreements of material importance to the corporation (e.g., financing agreements, material license agreements and leases)

7.Any expenses of greater than $50,000.00 (Fifty Thousand Dollars)

10.Defense of Claims; Exculpation.

10.1HCH.

(a)HCH agrees to indemnify, defend and hold harmless Manager, including its “advisors” (selected by Manager and accepted by HCH), affiliates, subsidiaries, successors and assigns, and any employee, agent, officer, director, shareholders, manager, representative, attorney, or independent contractors, including but not limited to Senior Executives and their employer and its affiliates (together, the “SE Employer”), and direct or indirect equity holder of Manager, and any person who controls Manager (any or all of the foregoing hereinafter a “Manager Indemnified Person”), from and against any losses, damages, liabilities, deficiencies, claims, actions, suits, proceedings, judgments, settlements, interest, awards, penalties, fines, costs, or expenses (including reasonable attorneys’ fees and costs of defense), joint or several, of any kind or nature whatsoever (collectively, “Claims”) that may be incurred by or asserted against Manager or a Manager Indemnified Person (whether or not Manager or a Manager Indemnified Person is party

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to such Claims) to the extent they result from, arise out of, or are in any way related to, the following, in each case as finally determined by an arbitrator:

(1)the breach or non-fulfillment or violation by HCH or any of its Representatives of any of the covenants, duties, obligations, representations or warranties of HCH set forth in this Agreement;

(2)any actions or omissions of HCH or its affiliates, subsidiaries, successors, assigns, employees, agents, officers, directors, managers, advisors, representatives, attorneys, independent contractors (respectively, “Representatives,” but for the avoidance of doubt specifically excluding Manager, SE Employer and Manager Indemnified Persons), including without limitation actions or omissions arising out of the negligence, gross negligence, recklessness, or willful misconduct of HCH or its Representatives  related to this Agreement;

(3)any failure by HCH or any of its Representatives to comply with any applicable federal, state or local laws, regulations or codes in the performance of its obligations under this Agreement;

(4)Manager’s or any Manager Indemnified Person’s involvement in, in any manner including without limitation the management of, oversight of or operation of, the HCH Facilities or any other errors, actions or omissions of Manager or any Manager Indemnified Person;

(5)any claim which is brought or asserted by third parties against Manager or any Manager Indemnified Person relating to this Agreement or HCH’s ownership or operation of the HCH Facilities, including without limitation the use of any real or tangible property in connection with the HCH Facilities; or

(6)any bodily injury, death of any person or damage to real or tangible property caused by the acts or omissions of HCH or any of its Representatives.

(b)Furthermore, HCH agrees to reimburse Manager, as incurred and upon demand by Manager, for legal or other expenses reasonably incurred by Manager or a Manager Indemnified Person in connection with investigating, defending or preparing to defend any such Claims (including without limitation in connection with the enforcement of the indemnification obligations set forth herein), whether or not Manager or any Manager Indemnified Person is a party to any Claims out of which any such expenses arise and whether or not such Claims are brought by HCH, its Representatives or any other person or entity.

(c)However, HCH shall not be obligated under the foregoing indemnity agreement in respect to any Claims (a) to the extent such Claims resulted in whole or in part from the gross negligence, willful misconduct or fraud of Manager or a Manager Indemnified Person; (b) by one Manager Indemnified Person against another relating to activities of such parties pursuant to the

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Agreement; or (c) arising from (i) felony criminal activity that any Senior Executive or Manager Indemnified Person directly participated in or (ii) other acts indemnifiable by Manager, in each such case (other than with respect to felony criminal acts), as finally determined by an arbitrator.

(d)The reimbursement and indemnity obligations of HCH under this Agreement shall be in addition to any liability HCH may otherwise have; shall extend upon the same terms and conditions to the Manager Indemnified Persons, and shall be binding upon and inure to the benefit of any successors, assigns, heirs, and personal representatives of HCH, or of Manager or any Manager Indemnified Persons.

10.2Manager. Manager shall indemnify, defend, and hold harmless HCH including its affiliates, subcontractors, successors and assigns and any employee, agent, officer, director, manager, representative, attorney or independent contractor (“HCH Indemnified Persons”) against any Claims (including reasonable attorneys’ fees and costs of defense) to the extent that they result from the felony criminal acts that Manager Indemnified Persons directly participated in, willful misconduct, gross negligence or fraud of Manager, in each such case (other than with respect to felony criminal acts which shall require final judgment by a court of competent jurisdiction (not subject to further appeal)), as finally determined by an arbitrator. A Manager Indemnified Person shall not be liable for any act or omission of any other Manager Indemnified Person other than its own officers, directors, employees and subcontractors. In addition, Manager shall not be obligated under the foregoing indemnity agreement in respect to any Claims (a) to the extent such Claims resulted in whole or in part   from the gross negligence, willful misconduct or fraud of HCH or a HCH Indemnified Person (b) by one HCH Indemnified Person against another relating to activities of such  parties pursuant to the Agreement; or (c) arising from (i) felony criminal activity that  any HCH Indemnified Person directly participated in or (ii) other acts indemnifiable by HCH, in each such case (other than with respect to felony criminal acts) as finally determined by an arbitrator. The Manager Indemnified Persons shall not be liable for any act, error, omission or delay taken at the specific direction or with the express approval of the Governing Body to take action or the failure of the Governing Body to take action.

10.3Procedure.

(a)In the event that any Party hereunder shall receive any notice of any claim or proceeding against said Party in respect to which indemnity may be sought under this Agreement, the said Party (“Indemnitee”) shall give the Party upon whom   a claim could be made under this Agreement (“Indemnitor”) written notice of such loss, liability, claim, damage, or expense and the Indemnitor shall have the right to contest and defend any action brought against the Indemnitee based thereon, and shall have the right to contest and defend any such action in the name of the Indemnitee at the Indemnitor’s own expense; provided, however, that if the Indemnitor shall fail to assume the defense and notify the Indemnitee of the assumption of the defense of any such action within ten (10) days of the giving of such notice by the Indemnitee, then the Indemnitee shall have the right to take any such action as it reasonably deems appropriate to defend, contest, settle, or compromise any such action or assessment and claim indemnification as provided herein; provided, however, that no Party shall settle any such action without the consent of the

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other applicable Party (which consent shall not be unreasonably withheld) unless such settlement involves only the payment of money and the claimant provides the Indemnitee a release from all liability in respect of such claim. If the Indemnitor defends any action for which indemnification is claimed, the Indemnitee shall be entitled to participate at its own expense in the defense of such action; and further, provided, however, that the Indemnitor shall bear the fees  and expense of the Indemnitee’s counsel only if (i) the engagement of such counsel is specifically authorized in writing by the Indemnitor, (ii) the Indemnitor is not adequately prosecuting the defense in good faith, or (iii) the named parties to such action include both the Indemnitor and the Indemnitee and there exists a conflict or divergence of interest between such parties which renders it inappropriate for counsel selected by the Indemnitor to represent both of  such parties. The Indemnitor shall not be liable for any settlement of any claim, action, or proceeding effected without its written consent. No Party shall recover an amount in excess of the actual damages incurred.

(b)Notice of all claims as required by this Agreement shall be promptly provided as to (i) the nature of any claim; or (ii) the commencement of any suitor proceeding brought to enforce any claim. In the event of failure to provide such notice or in the event that Indemnitee shall fail to cooperate fully with the Indemnitor in the Indemnitor’s defense of any suit or proceeding, the Indemnitor shall be released from some or all of its obligations with respect to that suit or proceeding to the extent that the failure of notice or cooperation actually and materially adversely affected the Indemnitor’s defense of such claims.

10.4Indemnification of Senior Executives. In addition to, and without limiting the indemnification described above, HCH shall indemnify the Senior Executives who will be acting as officers of HCH to the same extent and subject to the same conditions as the most favorable indemnification it extends to its officers or directors, whether under HCH's charter, bylaws, by contract or otherwise.

10.5Exculpation of Senior Executives and SE Employer. Though the Senior Executives may continue to be employed by and associated with the Manager or SE Employer and its affiliates while providing services described hereunder, with respect to HCH and HCH, the Senior Executives shall serve at the pleasure and direction of the Manager and/or Governing Body and neither the SE Employer, any Senior Executive nor any of their respective affiliates shall have any liability to HCH or HCH for any acts or omissions of the Senior Executives, notwithstanding that SE Employer may receive compensation from Manager for making the Senior Executives available to serve in such capacity (and HCH and HCH expressly waive and agree not to assert any claim of respondent superior or similar legal theory which might otherwise hold SE Employer or its affiliates liable for the acts or omissions  of the Senior Executives), except to the extent that any such Claims result primarily and directly from such Senior Executive’s felony criminal acts, willful misconduct, gross negligence or fraud in each such case (other than with respect to felony criminal acts which shall require final judgment by a court of competent jurisdiction (not subject to further appeal)), as finally determined by an arbitrator.

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11.Access to Records.

11.1Access to Records.

(a)Manager shall provide to the Governing Body, HCH’s auditors and accountants, HCH’s fiscal intermediaries, and accountants and agents for the Medicare and Medicaid programs or any other governmental authority exercising legal and appropriate authority, access to all lawfully required records for a period of seven (7) years after the furnishing of services under this Agreement.

(b)Until the expiration of four (4) years after the furnishing of Management Services pursuant to this Agreement, the Parties shall, upon written request, make available to the Secretary of Health and Human Services (the “Secretary”) or the Comptroller General, or their duly authorized representative(s), contract, books, documents, and records related to this Agreement and necessary to verify the nature and extent of the cost of such Management Services. If any Party carries out any of its obligations under this Agreement by means of a subcontract with a value of $100,000 or more, that Party agrees to include this requirement in any such subcontract. The availability of books, documents, and records shall be subject at all times to all applicable legal requirements, including without limitation such criteria and procedures for seeking and obtaining access that may be promulgated by the Secretary by regulation. Neither Party shall be construed to have waived any applicable attorney-client privilege by virtue of this Section.

11.2Exercise of Right of Access. The foregoing rights of access shall be exercisable through a written request, upon which Manager and its subcontractors shall give access to the above contracts, books, documents, and records from time to time during reasonable business hours.

12.Management Fee.

12.1Management Fees. In consideration for the Management Services provided by Manager under this Agreement, HCH shall pay Manager as follows (collectively, the “Management Fees”):

(a)A total annual base fee (the “Base Fee”) equal to Twelve Percent (12%) of all collected cash revenues for each fiscal year of this agreement.  Manager will be paid the Management Fee on a weekly basis for the preceding week’s total cash and settlements collected from all sources. Manager is authorized to withdraw this fee on a weekly basis and will present an invoice concurrently, based on the preceding week's collected settlement reports. However, Manager must first ensure Hospital payroll is met as its’ highest priority before cash is withdrawn to pay Manager’s fees. If funds are insufficient to cover all or part of Manger’s fees, the balance due will be deferred as owed but carried as a deferred expense due Manager. When, in Manager’s best business judgement, sufficient funds become available to pay off all or part of fees incurred and still owing, Manager will pay down all or part of the balance of fees owed using prudent business judgement and discretion. In no case shall Manager forgive fees due for management services rendered.

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(b)An incentive or success fee (the “Incentive Fee”) to be negotiated based on the achievement of certain mutually agreed milestones.

(c)IT support and EMR services are not included in the management fee and will be offered to HCH by separate agreement.

12.2Arm’s Length Transaction. The Parties have negotiated the Management Fees at arm’s length, assisted by professional financial advisers. They believe that the management fees are consistent with fair market value and comply with law.

13.Breach. In the event of a breach of any obligation or covenant under this Agreement, other than the obligation to pay money (which shall have a thirty (30) day cure period), the non-breaching Party may give the breaching Party written notice of the specifics of the breach, and the breaching Party shall have sixty (60) days (the “Cure Period”) in which to cure the breach; provided, that for any non-monetary defaults reasonably requiring greater than ninety (90) days to cure, the breaching Party shall not be in default so long as the breaching Party commences to cure such default within the required sixty (60) days and diligently prosecutes  such cure to completion thereafter. Only if the breach is not cured within said Cure Period shall the non-breaching Party be entitled to pursue any remedies it may have by reason of the breach.  A waiver of any breach of this Agreement shall not constitute a waiver of any future breaches of this Agreement, whether of a similar or dissimilar nature.

14.Term. The term of this Agreement (“Term”) shall commence and be deemed effective as of the Effective Date, and continue for an initial ten (10) year period, and shall automatically renew for one (1) additional five (5) year period unless a Party provides at least one hundred eighty (180) days prior written notice of nonrenewal to the other party. Thereafter, this Agreement may be renewed upon prior written agreement of the Parties. Any renewal periods shall be deemed a part of the Term.

In the event of and regardless of a Change of Control or merger or sale of the Hospital, this Management and Administrative Service Agreement will be assigned and assumed by the new owner or controlling entity as part of the transaction or event and continue in full force and effect through the end of the term and renewals.  iHealthcare Inc reserves all rights to this agreement in the event of such an occurrence.

15.Dispute Resolution and Remedies.

15.1Resolution by Management. The Parties’ respective management teams shall attempt, in good faith, to privately and confidentially resolve any dispute, controversy or claim arising under this Agreement (a “Dispute”). In the event the Parties are unable to resolve the Dispute after negotiating in good faith for thirty (30) days following written notice of the Dispute served on a Party, either Party may refer such Dispute to HCH and the CEO of Manager for resolution.

15.2Arbitration. IF A DISPUTE ARISES, THE PARTIES WILL: (a) RESOLVE ALL DISPUTES BY BINDING ARBITRATION HELD IN MIAMI-DADE COUNTY, FLORIDA BEFORE A SINGLE ARBITRATOR FROM JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (“JAMS”); AND (b) WAIVE ANY RIGHT TO CIVIL TRIAL BY JUDGE OR JURY.  Notwithstanding the foregoing, all claims alleging violation of this agreement, restrictive

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covenants, mishandling of Confidential Information, or transgression of intellectual property rights, shall be subject to the exclusive jurisdiction, in Miami, Florida, of either the Florida state courts or the US District Court.  Before accepting appointment, the arbitrator shall agree: (a) that the arbitrator’s award shall be made within nine (9) months of the filing of a notice of intention (or demand) to arbitrate  (but it may be extended by written agreement of the parties); (b) to base any decision or award on governing law; (c) to not award punitive or other damages that are not measured by the prevailing party’s actual damages, except as may be required by statute; and (d) to issue an award in writing within ten (10) days of concluding the presentation of evidence and briefs.  Judgment may be entered in any court having jurisdiction thereof.  The prevailing party shall be entitled to recover from the other party its costs and expenses, including reasonable attorney’s fees.

15.3LIMITATION OF LIABILITY.  NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES, NOR THE COST OF PROCURING SUBSTITUTE ITEMS OR SERVICES, ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES.  IN NO EVENT WILL MANAGER BE LIABLE TO CLIENT FOR SPECIAL OR CONSEQUENTIAL DAMAGES ARISING FROM THE PROVISIONS AND THE PERFORMANCE OF SERVICES BY MANAGER UNDER THIS AGREEMENT, EVEN IF MANAGER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. FURTHER, THE TOTAL LIABILITY OF MANAGER UNDER THIS AGREEMENT, FOR ANY AND ALL CAUSES, WILL BE LIMITED, AND MANAGER’S TOTAL LIABILITY WILL NEVER EXCEED THE SUM OF TWENTY PERCENT [20%] OF ONE (1) MONTH AVERAGE MANAGEMENT FEES.

EXCEPT AS PROVIDED HEREIN, MANAGER DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED [EITHER IN FACT OR BY OPERATION OF LAW], WITH RESPECT TO ANY ITEM OR SERVICE PROVIDED HEREUNDER, INCLUDING BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY, TITLE, NON-INFRIGEMENT, OR FITNESS FOR A PARTICULAR PURPOSE OR ANY WARRANTY ARISING FROM CONDUCT, COURSE OF DEALING, CUSTOM, OR USAGE IN TRADE. No claim against MANAGER of any kind under any circumstances will be filed more than one year after HCH knows of, or in the exercise of reasonable care, could know of, such claim or an act or omission of MANAGER that would give rise to such a claim.

15.4Remedies. The arbitrator may grant as remedies in connection with an outstanding Dispute: (a) a required Corrective Action Plan for Manager’s performance of the Management Services, (b) specific performance of this Agreement, (c) full payment by HCH to Manager in accordance with the terms hereof, (d) a modification to the Performance Targets; (e) monetary indemnification in accordance with the terms hereof, and/or (g) any other lawful and appropriate remedy, including termination of this Agreement.

15.5Exclusive Process. Except as otherwise set forth herein, the procedure set forth in this Section 15 shall be the Parties’ exclusive process for resolution of all Disputes.

16.Termination. This Agreement may be terminated prior to the expiration of the Term only as follows, and any such termination shall not affect any rights or obligations arising prior to the effective date of termination:

16.1Termination for Material Breach.

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(a)Notwithstanding any provision contained herein, however, Manager shall not be liable to HCH and shall not be deemed to be in breach of this Agreement for  the failure to perform any or all obligations to be performed by Manager pursuant to this Agreement, to the extent such failure results from (i) governmental intervention, (ii) labor dispute, (iii) law, regulations, rules or reimbursement rules or policies that actually prevent such performance, (iv) any other action or force majeure or event which is beyond the reasonable control of Manager, or (v) any failure by HCH to perform, fund or meet any of HCH’s obligations hereunder; and provided that Manager shall nevertheless be obligated duly to perform hereunder to the extent such performance remains feasible.

16.2Bankruptcy Insolvency. Manager shall be entitled to file a UCC for unpaid Management Fees. Manager may terminate this Agreement upon ten (10) days written notice to HCH in the event HCH (or HCH’s sponsoring entity)  becomes insolvent or fails to pay, or admits in writing its inability to pay, its debts as they  mature; or a trustee, receiver or other custodian is appointed for such other party for all or a substantial part of such person’s property and is not discharged within sixty (60) days of appointment;  or any bankruptcy reorganization, debt, arrangement, or other proceeding under  any bankruptcy or insolvency law or any dissolution or liquidation proceeding is instituted by or against such person and if instituted against such person’s is consented to or acquiesced in by such person or remains un-dismissed for sixty (60) days following the original filing; or any warrant or attachment is issued against any substantial portion of the property of such person which is not released within sixty (60) days of service; and HCH may likewise terminate if   any of the foregoing occurs with regard to Manager or iHealthcare Management II Company and this substantially impairs Manager’s ability to perform its obligations under this Agreement.

17.Effects of Termination. The termination of this Agreement for any reason shall be without prejudice to any payments or obligations which may have been earned and accrued or become due to any Party hereunder prior to the date of termination. Notwithstanding anything to the contrary herein, the following provisions shall survive any termination hereof: Sections 10 (Defense of Claims), 11 (Access to Records), 12 (Management Fee), 15 (Disputes), 19 (Representation and Warranties) and 21 (Miscellaneous). In the event this Agreement is terminated for any reason, HCH shall pay to Manager all unpaid fees then due.

18.Transition Services. In the event of termination of this Agreement prior to expiration for any reason other than insolvency or bankruptcy of HCH, upon request of HCH, Manager shall be obligated to continue to provide HCH with the Management Services described herein for a period of up to one hundred twenty (120) days after such termination or expiration of this Agreement (the “Transition Period”), and during such Transition Period: (a) Provided  HCH shall continue to compensate Manager in accordance with this Agreement, (b) Manager shall fully cooperate in order to ensure the orderly and efficient transfer of its functions hereunder to HCH and/or another service provider; (c) Manager shall fully cooperate in order to ensure no disruption to patient care functions; and (d) the Parties shall cooperate in order to resolve any outstanding operational, financial, legal or other matters arising (including audits) from the period in which this Agreement was in effect.

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19.Representations and Warranties.

19.1Manager. As of the Effective Date, Manager represents and warrants to HCH as follows:

(a)Manager is a Florida company duly organized, validly existing, and in good standing under the laws of the State of Florida.

(b)Manager has full authority to enter into and perform this Agreement, and the signature of Manager’s representative at the end hereof signifies that this Agreement has been duly authorized, executed and delivered and represents a legal, valid and binding agreement enforceable against Manager in accordance with its terms (subject only to customary limitations on the enforceability and availability of remedies in accordance with principles of law and equity).

(c)The execution, delivery and performance of this Agreement by Manager does not (i) require any consent, waiver, approval, license or authorization of any person or public authority which has not been obtained and is not presently in effect; (ii) to the knowledge of Manager, violate any provision of law applicable to Manager; or (iii) conflict with or result in a default under, or create any lien upon any of the property or assets of Manager under, any agreement or instrument; or (iv) violate any judicial or administrative decree, contract, or other legal obligation to which Manager is subject or by which any of its assets are bound.

(e)There is no civil, criminal or administrative action, suit, demand, claim, hearing, proceeding or investigation pending or, to Manager’s knowledge threatened against Manager that may materially delay or interfere with its entering into and fully and duly performing this Agreement.

(f)Neither Manager nor, to the knowledge of Manager, any Manager personnel (including any Senior Executive) is a person excluded or barred from the Medicare or Medicaid programs.

19.2HCH. As of the Effective Date, HCH represents and warrants to Manager as follows:

(a)HCH is a for-profit corporation duly organized, validly existing, and in good standing under the laws of the State of Florida.

(b)HCH has full authority to enter into and perform this Agreement, and the signature of HCH’s representative at the end hereof signifies that this Agreement has been duly authorized, executed and delivered and represses a legal, valid and binding agreement enforceable against HCH in accordance with its terms (subject only to customary limitations on the enforceability and availability of remedies in accordance with principles of law and equity).

(c)The execution, delivery and performance of this Agreement by HCH does not (i) require any consent, waiver, approval, license or authorization of any person or public authority which has not been obtained and is not presently in effect; (ii) violate any provision of law applicable to HCH; or (iii) conflict with or result in a default under, or create any lien upon any of the property or assets of HCH under, any agreement or instrument; or (iv) violate any judicial or administrative

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decree, contract, or other legal obligation to which HCH is subject or by which any of its assets are bound.

(d)There is no civil, criminal or administrative action, suit, demand, claim, hearing, proceeding or investigation pending or, to HCH’s knowledge threatened against HCH that may materially delay or interfere with its entering into and fully and duly performing this Agreement.

20.Miscellaneous.

20.1Non-Solicitation. During the Term hereof and for a period of two  (2)  years after its expiration or termination for any reason HCH, on behalf of itself and its subsidiaries and affiliates and any person which may acquire all or substantially all of its assets agrees that, until two (2) years subsequent to the termination of this Agreement, it will not solicit, recruit, hire or otherwise engage any Senior Executive or other employee of the Manager or SE Employer that provided services to HCH or Manager relating to HCH while employed by SE Employer or its affiliates (“SE Employer Solicited Person”).

20.2Public Statements. Manager shall be authorized to make public statements about HCH, services provided and its relationship hereunder.

20.3Use of HCH Name. Manager may use the HCH or HCH Hospital names in a manner reasonably necessary or conducive to performing its services hereunder.

20.4Reimbursable Expenses. During the Term, Manager shall be promptly reimbursed for all reasonable expenses (to the extent of and pursuant to HCH’s expense reimbursement policy for other personnel and contractors) incurred by Manager or third parties Manager contracts with in connection with the provision of the Management Services hereunder (e.g., Senior Executives), including, but not limited to transportation, lodging, meals, travel and office expenses upon submission to HCH of invoices. Any such expenses, subject to this section, shall require prior approval by HCH to be eligible for reimbursement.

20.5Notices. All notices, requests, demands and other communications  required or permitted to be given pursuant to this Agreement must be in writing and shall be (i) delivered to the appropriate address by hand, by nationally recognized overnight service (costs prepaid); (ii) sent by facsimile or email, or (iii) sent by registered or certified mail, return receipt requested, in each case to the following addresses, facsimile numbers or email addresses and marked to the attention of the person (by name or title) designated below (or to such other address, facsimile number, email address or person as a Party may designate by notice delivered to the other Party in accordance with this Section:

Manager:Executive Vice President

iHealthcare Management II Company

                            3901 SW 28th Street 2nd Floor

                            Miami, FL, 33142

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HCH:               Hillsboro Community Hospital

                            701 South Main

                            Hillsboro, Kansas 67063

All notices, requests, demands and other communications shall be deemed have been duly given (as applicable): (A) if delivered by hand, when delivered by hand; (B) if delivered by UPS, Federal Express, DHL or other nationally-recognized overnight delivery service, when delivered by such service; (C) if sent via registered or certified mail, three (3) Business Days after being deposited in the mail, postage prepaid; or (D) if delivered by email or facsimile, when transmitted if transmitted with confirmed delivery.

20.6Severability. If any clause or provision of this Agreement  is  determined by a governmental body or a court having jurisdiction thereof to be illegal, invalid, or unenforceable under any present or future law, then the Parties agree that the remaining provisions of this Agreement that reasonably can be given effect apart from the illegal or unenforceable provision shall continue in effect and there shall be substituted for such invalid or unenforceable provision a provision as similar as is feasible and yet would be lawful.

20.7Expenses. Except as otherwise expressly provided herein, each Party will bear its own legal, accounting, and other fees and expenses relating to the negotiation and preparation of this Agreement and the transactions contemplated hereby.

20.8Public Announcements. The time and content of any announcements, press releases, or other public statements concerning this Agreement and the transactions described herein will be determined by a process agreed to by the Parties.

20.9Waiver. No failure on the part of any party hereto to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other rights, power or remedy.

20.10Captions. The captions or titles of the sections herein have been included for convenience only and shall not be considered as part of this Agreement.

20.11Counterparts. This Agreement may be signed in counterparts, each of which shall be deemed an original. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (“pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

20.12Force Majeure. Manager shall not be deemed to be in violation hereunder for failure to perform any obligation contained in this Agreement or for any incomplete performance hereunder for the time of and to the extent that such failure or incomplete performance is occasioned by any cause or causes beyond the control of Manager, including, but not limited to, delays or failure in performance or non-performance or interruption of services resulting directly or indirectly from acts of God, Acts of War

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(including Terrorist activities), civil disorders, vandalism, fires, floods, weather, electrical failures, postal delays, inability to procure materials, sabotage, restrictive governmental laws or regulations, labor actions or shortages, criminal activity of third parties,  loss of internet connectivity or incomplete or inaccurate data input as supplied by HCH.

20.13Consents. Whenever under this Agreement provision is made for either Party’s securing the consent or approval of the other, such consent or approval shall be in writing and (except as otherwise provided herein) shall not be unreasonably withheld, delayed, or conditioned.

20.14Binding Effect; Assignment. This Agreement is binding on, and is for the benefit of HCH and Manager and their successors, assigns, and legal representatives (and Manager; iHealthcare Management II Company). A Party shall not assign its rights or delegate its obligations under this Agreement without the prior,  written consent of the other Party; provided, that, Manager may (upon written notice to HCH) assign this Agreement to an affiliate of Manager, and/or to subcontract with any other parties for the performance of various aspects of its obligations hereunder, provided  that Manager shall (a) adequately inform such subcontractors of their obligations hereunder, (b) ensure that they fully comply herewith, and (c) remain fully responsible for the performance of any such assignee and/or subcontractor.

20.15Governing Law. This Agreement shall be governed and construed according to the laws of the State of Florida, without giving effect to any choice or conflict of law provision or rule thereof.

20.16Further Assurance. Each Party agrees to execute and deliver to the other such additional instruments, certificates, and documents as the requesting Party may reasonably request in order to assist the requesting Party in obtaining the rights and benefits to which such Party is entitled hereunder.

20.17Third Party Beneficiaries. The Manager Indemnified Persons, HCH Indemnified Persons, the Senior Executives and SE Employer are express third party beneficiaries of the provisions of this Agreement that relate to them.

20.18    Entire Agreement. This Agreement (including exhibits and schedules) contain the entire agreement of the Parties with respect to the matters set forth herein and supersede all prior negotiations and agreements, whether oral or written, concerning the subject matter hereof, all of which are merged in this Agreement.

20.19   Amendment and First Right of Refusal. This Agreement sets forth the entire understanding and agreement among the parties hereto with reference to the subject matter hereof and may not be modified, amended, discharged or terminated except by a written instrument signed by the parties hereto. First Right of Refusal:  Landlord/Owner hereby grants to iHealthcare (iHCC) a first right of refusal to purchase the hospital property and real estate during the term and any extensions of this Management and Administrative Services Agreement.  If Landlord/Owner shall desire to sell the hospital property and real estate, and receives a bona fide offer to purchase, Landlord/Owner shall give iHealthcare written notice of Landlord/Owner intention to sell Landlord/Owner interest in the hospital property and real estate as contained in said offer to purchase. Such notice (Landlord/Owner Notice) shall state the terms and conditions under which Landlord/Owner intends to sell its interest. For Sixty (60) business days following the giving of such

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notice, iHealthcare shall have the option to purchase the Landlord/Owner interest as stated in the Landlord/Owner Notice.  A written notice in substantially the following form, addressed to Landlord/Owner and signed by iHealthcare, within the period for exercising the Option, shall be an effective exercise of iHealthcare Option to Purchase.

20.20Manager; iHealthcare Management II Company. In consideration for the potential benefits to iHealthcare Management II Company, as sole member or ultimate parent of Manager to be derived from the management fees and other benefits secured by Manager hereunder, iHealthcare Management II Company hereby agrees fully to ensure that Manager duly and timely fulfills its performance obligations, financial obligations, indemnification obligations, and other obligations, under this Agreement. HCH retains Manager as the sole and exclusive executive group and management agent during the term of this Agreement.

                                                                    [Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of January 7, 2019.

CAH Acquisition Company 5, LLC D/B/A Hillsboro Community Hospital:

By: /s/ Jorge Perez

Name: Jorge Perez

Title: Chairman, Hospital Governing Body

Manager - iHealthcare Management Company

By: /s/ Noel Mijares

Name: Noel Mijares

Title:     Chief Executive Officer

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MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT

Horton Community Hospital

THIS MANAGEMENT AND ADMINISTARTIVE SERVICES AGREEMENT (this “Agreement”) is entered into as of the 7th day of January 2019, by and among CAH Acquisition Company 3, LLC D/B/A Horton Community Hospital (“HCH”), a Delaware Limited Liability Company, and iHealthcare Management II Company, a Florida Corporation (“Manager”). HCH and Manager are sometimes referred to herein individually as a “Party” or collectively as the “Parties.”

WITNESSETH:

WHEREAS, HCH owns and operates an acute general medical and surgical hospital (the “HCH Facilities”) located on the medical campus with a principal address of 240 West 18th Street Horton, Kansas 66439;

WHEREAS, Manager is a Hospital Management Company;

WHEREAS, Manager has demonstrated expertise and a track record of successfully managing and improving the performance of hospitals serving rural communities;

WHEREAS, HCH desires that Manager provide services to administer, supervise, and manage, and Manager desires to administer, supervise, and manage, the operations of the HCH Facilities on behalf of HCH commencing on January 7, 2019 (the “Effective Date”) on the terms and conditions set forth hereinafter, in furtherance of and consistent with HCH’s mission:

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements, covenants and promises hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the Parties hereto agree as follows:

1.Retention of Manager. Subject to the terms and conditions of this Agreement, as of the Effective Date, HCH hereby retains and appoints Manager to manage the HCH Facilities on behalf of HCH. Manager shall provide, at Manager’s sole expense and determination, all necessary corporate administration, shared services, legal services, compliance, hospital employee benefits program sponsorship, general business infrastructure and support necessary for Manager’s performance under this agreement. During the Term hereof, Manager shall be the exclusive provider of such services as are described herein as Management Services.

2.  Strategic Plan and Budget. Manager and HCH, shall develop and agree on an annual plan setting forth details regarding the strategic, operational and capital activities that Manager shall undertake and oversee on behalf of HCH and the budgets regarding such activities (as amended from time to time, the “Strategic Plan and Budget”), which shall include, among other matters:

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(a)strategic, programmatic and service line initiatives (including their operating and capital requirements) for the HCH Facilities;

(b)performance improvement initiatives, business development objectives, cost reduction plans, synergistic opportunities and efficiency improvements;

(c)an annual operating budget setting forth an estimate of operating revenues and expenses for the next year, which operating budget shall be in reasonable detail and shall contain an explanation of anticipated changes in utilization, patient charges, payroll, and other factors;

(d)an annual capital expenditures budget outlining a program of capital expenditures for the next fiscal year, which budget shall designate expenditure items as either “routine capital” or “enhancement capital” and estimate where possible their return on investment and other impact on operations, market position, etc.; and

(e)an annual projection of cash receipts and disbursements based upon the proposed capital expenditures and operating budgets, which projection shall contain recommendations concerning use of excess cash flow, if any.

2.2Revenues. To the extent cash revenues of the HCH Facilities are not sufficient to support expenditures contemplated by the Strategic Plan and Budget, HCH will be solely responsible for its cost of operation. If requested by HCH, Manager will use commercially reasonable efforts to assist HCH in obtaining financing to fund such cost of operation. Manager shall use commercially reasonable efforts to achieve the revenue targets and other goals consistent with the Strategic Plan and Budget and Performance Targets.

3.Control By HCH. Notwithstanding anything contained anywhere to the contrary, the Governing Body of HCH shall be the Governing Body of the HCH Facilities (the “Governing Body”) and, shall possess ultimate authority and control over HCH. HCH authorizes general operating policies developed by and to be carried out by Manager under this Agreement. The Governing Body shall delegate authority to Manager to enable Manager effectively to perform its functions hereunder. By entering into this Agreement, HCH does not, and shall not in the future, delegate to Manager any of the powers, duties, and responsibilities vested in the Governing Body by law or by HCH’s governing documents. HCH is solely obligated to and shall pay, make funds available to Manager for the payment of, or otherwise cause to be satisfied or discharged, all Hospital Expenses in accordance with the terms of this Agreement. On a monthly basis, Manager shall meet or confer with HCH and provide financial reports, statistical reports, updates and review requests for approvals by the Governing Body.

4.Operational Services. Manager shall use commercially reasonable efforts to oversee the efficient and orderly operation of the HCH Facilities and shall provide the following services in accordance to the terms hereof, or if not herein specified then at least at the level of prevailing industry practices:

4.1Key Hospital Services. Manager shall (a) use commercially reasonable efforts to perform all services consistent with the specific standards herein, (b) use commercially reasonable efforts otherwise

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to oversee the implementation of processes and systems at the HCH Facilities consistent with the Strategic Plan and Budget, and (c) refrain from intentionally taking any actions that are in material violation of applicable laws in its activities pursuant to this Agreement. Manager’s objectives in performing the Management Services shall include the following:

(a)Improving Emergency Department responsiveness to patients, reducing wait times and left-without-being-seen metrics;

(b)Improving clinical service quality and documentation through sophisticated hospitalist and case management programs and quality of services [which may be provided by telehealth services];

(c)Decreasing supply chain costs and quality of services by standardizing purchasing activities and establishing cost-effective purchasing and usage protocols;

(d)Managing labor costs through disciplined staffing policies, while strengthening employee retention and recruitment activities;

(e)Improving the clinical documentation, coding and billing procedures of the HCH Facilities, and compliance with government programs and private payor requirements, so as to increase proper fee realization in accordance with applicable contracts and law;

(f)Assisting with the improvement of other revenue cycle functions;

(g)Developing new recurring revenue streams and increasing inpatient volumes by expanding and refining managed care activities;

(h)Realigning administrative infrastructure to better capitalize on system scale and to standardize best practices;

(i)Improving marketing, advertising and positioning of HCH within the local market;

(j)Improving care protocols and management of patient care flow, bed availability and turnover, and length of stay;

(k)Augmenting initiatives in payer relations and contracting;

(l)Enhancing the effective linkage of the clinical enterprise with support of HCH’s teaching and research activities; and

(m)Implementing the services described in the remainder of this Agreement.

(n)Advising the Governing Body of any material actions that Manager recommends be taken to avoid material non-compliance with law or deficiencies in services.

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4.2Staffing.

(a)During the Term, Manager shall contract with and provide, and at its sole expense pay all compensation and benefits due to a Chief Executive Officer and necessary and adequate corporate administration, shared services and business infrastructure. Each such Senior Executive, and any future replacement thereof, shall be subject to reasonable advance approval by the Governing Body, which shall not be unreasonably withheld or delayed. When so approved by the Governing Body and in the performance of their duties hereunder, such Senior Executives shall be subject to and shall comply with all HCH policies and requirements applicable to their respective positions and duties, subject to the Senior Executives being advised thereof in writing in advance.  In addition, at Hospital Expense and not included in the Management Fee, Manager may make available certain advisors and other personnel (the “Senior Advisors”) from time to time to consult with, visit and perform on site periodic reviews and evaluations, and advise HCH regarding the operations and business of the HCH Facilities in order to ensure effective management of the HCH Facilities.  The Parties acknowledge and agree that the composition of such advisory services at any given time may vary depending on the needs of the business of HCH, in Manager’s reasonable discretion and/or at HCH’s reasonable request and Manager’s agreement thereto.

(b)Subject to the Strategic Plan and Budget, Manager will determine necessary and appropriate staffing levels of the HCH Facilities, and Manager shall oversee and administer the recruitment and hiring in the name of and on behalf of HCH such physicians, nurses, technicians, administrative, and other staff as are determined to be necessary or appropriate for the operation of the HCH Facilities. Manager shall execute on behalf of HCH, as appropriate, any employee hiring, terminations, or other actions. Manager shall monitor and review all payroll functions for the HCH Facilities periodically.

(c)All personnel required to be employed directly by HCH under applicable licensure and reimbursement laws, regulations, and related requirements shall be employees or contractors of HCH (“HCH Personnel”) and not Manager, and shall be subject to HCH’s personnel policies. All wages, benefits and other payroll expenses related to HCH Personnel shall be included as part of Hospital Expenses. For the avoidance of doubt, the term HCH Personnel does not include any Senior Executives or any personnel of Manager, unless HCH first approves their addition at Hospital Expense.

(d)Manager shall administer and oversee the enforcement of personnel policies established in accordance with HCH’s contractual obligations, employment policies and the Strategic Plan and Budget in connection with hiring, managing, and discharging HCH Personnel.

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(e)Subject to the terms of any applicable labor agreements binding  HCH or the HCH Facilities, including, without limitation, any collective bargaining agreements, Manager, as the authorized agent of HCH, shall (i) determine the staffing plans on behalf of HCH with respect to the number and qualifications of HCH Personnel required for the efficient and effective operation of HCH Facilities operations, and, (ii) in accordance with the Strategic Plan and Budget, implement wage scales, employee benefit packages and programs, in-service training programs, staffing schedules, and job descriptions for HCH Personnel, all in order to accomplish the policies established by HCH.

(f)           Manager is authorized to provide or arrange for cost effective employer self-insured employee benefits programs either through third parties or through an affiliate of Manager on behalf of the Hospital at Hospital Expense. Manager is authorized to sponsor such programs as necessary for their implementation.

4.3Training. Manager, in collaboration with HCH, shall assist in educational training programs for HCH Personnel designed to improve inpatient and case management, clinical documentation, departmental operations and such other matters as Manager may determine to be beneficial to the efficient operation of the HCH Facilities.

4.4Contracts. Manager shall assist the Senior Executives in negotiating and consummating agreements and contracts for and on behalf of the HCH Facilities in the name of HCH in the usual course of business, all in accordance with the Strategic Plan and Budget.

4.5Laws and Accreditations. Manager shall provide assistance in obtaining and maintaining, in HCH’s name, all licenses, permits, approvals and certificates of accreditation required for the operation of the HCH Facilities.

4.6Medical Records. Manager shall administer and oversee systems for the timely, accurate and efficient creation, filing, security, sharing among care givers and other lawful persons, and retrieval at the HCH Facilities, of all medical records, charts, and files, all in accordance with applicable law, the requirements of payors, the needs of effective risk management and compliance systems, and other best practices.

4.7HIPAA and Business Associate Agreement. The Parties hereby acknowledge and agree to enter into and comply with the Business Associate Addendum attached hereto, to evidence their compliance with privacy standards adopted by   the U.S. Department of Health and Human Services as they may be amended from time to time, 45 C.F.R. Parts 160 and 164, subparts A, D and E, the security standards adopted by the U.S. Department of Health and Human Services as they may be amended from time to time, 45 C.F.R. Parts 160, 162 and 164, subpart C , and the requirements of Title XIII, Subtitle D of the Health Information Technology for Economic and Clinical Health (HITECH) Act provisions of the American Recovery and Reinvestment Act of 2009, 42 U.S.C. §§ 17921-17954, and all its implementing regulations, when and as each is effective and compliance is required, as well as any applicable state confidentiality laws.

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4.8Support Services. Manager shall administer and oversee customary hospital support services, including, but not limited to, housekeeping, maintenance (including repair and maintenance of the interior and exterior of the HCH Facilities building, and grounds), janitorial, security and food services.

4.9Information Technology Systems and Records. Manager shall administer and oversee the maintenance and operation of accounting, auditing, budgeting, reimbursement, revenue cycle, payor reporting and reconciliation, electronic health record, computerized physician order entry, and other clinical service records and other information technology systems required for the efficient management of the HCH Facilities’ affairs and compliance with payor program requirements and/or contracts. Manager shall administer and oversee the preparation and maintenance of all books and records regarding operations and financial transactions pertaining to the HCH Facilities and shall ensure copies of such books and records are made available to the Governing Body or its designee upon request.

4.10Establishment of Operational Policies. Manager shall develop and implement HCH policies, procedures, and standards of operation, maintenance, pricing, and other matters affecting the HCH Facilities and the operation thereof, consistent with the Strategic Plan and Budget.

4.11Acquisition of Property. Manager shall be responsible for the oversight of acquisition of all personal property, equipment, supplies, and inventory as may be necessary to operate the HCH Facilities in accordance with (i) this Agreement, (ii) the Strategic Plan and Budget, (iii) applicable laws, rules, and regulations, and (iv) applicable standards and guidelines on accreditation promulgated by the Joint Commission or any other applicable accreditation organization. Manager shall have the right to utilize such personal property, equipment, supplies, and inventory at the HCH Facilities as Manager reasonably deems necessary and appropriate to fulfill its obligations hereunder.

4.12HCH Missions. Manager shall assist HCH in:

(a)Managing the linkage between the clinical programs and student and resident academic training programs; and

(b)Enhancing the HCH Facilities’ community service mission and engagement in community activities that educate, inspire, and improve the quality of life and overall health outcomes of the patient populations served by HCH.

4.13Public Relations. Manager shall implement such advertising, marketing and other activities as may be conducive to the efficient operation of the HCH Facilities, subject to the prior approval of the Management Committee for all new materials. Subject to the foregoing, from time to time, Manager shall engage in reasonable and lawful marketing and public relations activities designed to enhance the HCH Facilities’ image and reputation and to secure and maintain patients at the HCH Facilities.

4.14Liability Insurance. Manager shall obtain and/or maintain in effect, on HCH’s behalf and at HCH’s sole expense, throughout the term of this Agreement, such policies (or programs) of property/casualty coverage, public liability, professional liability and hazard insurance and other customary insurance coverage's in commercially reasonable amounts for and on behalf of the HCH Facilities as are designated

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by HCH and consistent with the Strategic Plan and Budget or, in the absence of such a specification, as Manager considers reasonable and prudent based on criteria generally used by Manager with respect to the hospitals owned or managed by Manager. HCH, Manager and the Senior Executives shall be covered under all such applicable policies (or programs). Additionally, Manager and the Senior Executives shall be named as additional insured's under HCH’s Directors’ and Officers’ liability, Errors and Omissions liability, professional liability and other insurance policies and the Senior Executives shall be insured under any such policies to the same extent as HCH’s other officers and directors.

4.15Indigent Care. Manager shall assure access to medical care for indigent persons at the HCH Facilities in accordance with HCH’s mission, the Strategic Plan and Budget and applicable law. Manager and HCH shall ensure that charity care at HCH Facilities is provided in a manner consistent with HCH’s policies in effect from time to time. Manager shall implement and administer on behalf of HCH appropriate agreements with governmental authorities concerning reimbursement for services provided to indigent and uninsured persons.

4.16Charges.

(a)Manager shall oversee the billing for services rendered by the HCH Facilities and the collection of all accounts due to the HCH Facilities in accordance with lawful Charge-master and collection policies developed by HCH pursuant to the Strategic Plan and Budget and each applicable third-party payor program or contract. HCH shall approve the Charge-master. Manager shall update HCH on all changes to the Charge-master as they may occur in the normal course of business. Manager shall be entitled to obtain, on behalf of, and at the expense of, HCH, the assistance of one or more collection agencies who shall be required to act in accordance with law and generally recognized practices for hospitals (such as the AHA Guidelines.)

(b)HCH shall maintain bank accounts (“HCH Accounts”) necessary for operations of the HCH Facilities and Manager shall cause to be deposited therein all receipts and money arising from operations of the HCH Facilities. It is anticipated that the Senior Executives appointed as Chief Executive Officer and designated Chief Financial Officer or designee of HCH, and such other individuals as are approved by the Governing Body from time to time, shall have the right to authorize disbursements from HCH Accounts on behalf of HCH in such amounts and at such times as the same are required, as addressed further below.

4.17Payment of Expenses. Provided HCH has sufficient funds, Manager shall timely and accurately pay on behalf of HCH, from funds generated by the HCH Facilities in the HCH Accounts, where and as due, and without delinquency or default, all proper debts, liabilities, costs, and expenses (“Expenses”) related to the ownership, management and operation of the HCH Facilities, including any taxes  and all  bills for goods delivered or services rendered to the HCH Facilities and all personal property, supplies, inventory and all other items necessary for operation of the HCH Facilities and to provide the Management Services described herein. Manager shall contest by appropriate and legal means, (but may not bring any lawsuit without complying with such guidelines and policies as are established from time to time by the Governing

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Body or the Management Committee) on behalf of HCH, any claims for payment asserted with respect to the HCH Facilities that Manager, in good faith, considers erroneous or improper.

4.18Agency. Within the scope of functions delegated to Manager hereunder and subject to other conditions set forth herein, Manager shall have the right to act and shall assist HCH as the agent and attorney-in-fact of HCH in the procuring of licenses, permits and other approvals, the payment and collection of accounts, and in all other activities necessary, appropriate, or useful to Manager in the carrying out of its duties. In performing such services, Manager shall comply with all applicable laws, regulations and requirements of governmental bodies.

4.19Elective Corporate-Based Consulting Services. If requested by HCH and agreed by Manager, Manager or its designees may provide as added elective consulting services (not included with Management Fees but paid instead under mutually agreed separate written agreements), corporate-based consulting services that are outside of the scope of the Management Services provided under this Agreement (“Consulting Services”). Manager will provide any such Consulting Services at market rates or such rates as may be mutually agreed to by the Parties, which rates shall be determined at the time such Consulting Services are requested.

4.20Compliance with Law and Professional Standards. In performing its services hereunder, and in all conduct related to this Agreement, Manager will comply with all applicable laws and with generally recognized professional standards for similar services within the hospital management industry.

5.Reports to HCH. For the purpose of keeping informed with respect to the operation of the HCH Facilities and Manager’s performance hereunder, Manager shall arrange for the preparation and delivery to the Governing Body or its designee the following:

5.1Financial Statements.

(a)Submit to the Governing Body quarterly unaudited financial statements of the HCH Facilities, containing a balance sheet and a statement of income, prepared in reasonable detail and in accordance with generally accepted accounting principles; and

(b)Annually, within one hundred twenty (120) days after the end of each fiscal year of the HCH Facilities, audited financial statements of the HCH Facilities (“Audited Financial Statements”), including a balance sheet, statement of income, and statement of changes in financial position, prepared in reasonable detail and in accordance with generally accepted accounting principles and accompanied by a report of the independent auditor of the HCH Facilities (selected by the Governing Body). The timing of audit submissions assumes HCH has paid audit fees in a timely manner.

5.2Strategic Plan and Budget. An annual updated Strategic Plan and Budget, to be delivered at least thirty (30) days prior to the beginning of each HCH Fiscal Year during the Term of this Agreement.

5.3Reports. All reports deliverable hereunder shall be generated by Manager using the then-existing systems of HCH and delivery of such reports is conditioned upon the capability, availability, cooperation

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and access to, such HCH systems and personnel for Manager. Manager shall hold annual meetings with the Governing Body or its designee specified in writing to discuss the reports required by this Agreement.

6.Access to Reports and Communications. Each Party agrees to provide the other, promptly when received, with access to all material reports, other filings, and communications from governmental authorities or agencies having jurisdiction over the HCH Facilities.

7.Medical Staff, Quality of Care.

7.1Cooperation with Medical Staff. Manager shall reasonably cooperate and maintain liaisons with the medical staff of the HCH Facilities (collectively, the “Medical Staff”) and shall advise and assist the Medical Staff concerning procedural matters and standards and guidelines on accreditation promulgated by The Joint Commission or any other applicable accreditation organization. However, all medical, ethical, and professional matters, including control of and questions relating to the composition, qualifications, and responsibilities of the Medical Staff, shall be the responsibility of the Governing Body, the Credentialing Committee, and the Medical Staff of the HCH Facilities.

7.2Quality Assurance Program. Manager shall review and make recommendations regarding HCH’s existing Quality Assurance Program and QIIP and shall assist HCH with the implementation and administration of its Quality Assurance Program in accordance with applicable law.

7.3Medical Affairs Committee. In order to provide a forum for communication among representatives of the Medical Staff and to ensure compliance with HCH’s Quality Assurance Program, Manager shall assist HCH in the implementation and administration of a Medical Affairs Committee that shall consist of a designated senior officer of HCH, physicians appointed by the Medical Staff, persons designated by the Governing Body or its designee, and one additional person designated by Manager. The Medical Affairs Committee, if and when implemented, would meet quarterly, or as needed, keep minutes of its meetings, and have the following suggested duties:

(a)to ensure that acceptable medical, ethical, and professional standards are attained within the HCH Facilities;

(b)to assist in implementation of the Quality Assurance Program so that the quality of health care provided at the HCH Facilities may be measured objectively;

(c)to ensure that all patients admitted to the HCH Facilities or treated as outpatients receive quality patient care;

(d)to provide a forum for discussion of problems of a medical- administrative nature;

(e)to assist the Governing Body and Manager in ensuring compliance with federal, state, and local requirements; and

(f)to act in an advisory capacity in the implementation of quality of care policies adopted by the Governing Body or the Medical Staff.

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8.Laws; Licenses; Reimbursement Programs; Accreditation.

8.1Compliance with Law. In performing services hereunder and in all other actions related to this Agreement, Manager and all personnel of Manager shall comply with applicable federal, state, and local laws, rules, and regulations relating to the HCH Facilities or Manager’s Management Services, including without limitation all agencies having jurisdiction over health care services, billing, labor/employment, taxation, environmental compliance, antitrust, or physical facility compliance. Manager shall assist HCH to operate the HCH Facilities so that it maintains all necessary licenses, permits, consents, and approvals from all governmental agencies that have jurisdiction over the operation of the HCH Facilities. Manager shall not be obligated to HCH for failure of the HCH Facilities to comply with any such laws, rules, and regulations or for failure of the HCH Facilities to maintain any such licenses, permits, consents, and approvals, to the extent that the failure is due to financial limitations of the HCH Facilities or to the design or construction of the HCH Facilities, or is attributable to acts, errors or omissions of HCH or its agents (other than Manager or Manager’s employees or contractors).

8.2Compliance for Charges for Services. Manager shall oversee compliance with all laws, regulations and payer contract or program requirements concerning coding, billing, charging, collecting and reporting on fees received for services of or provided in the HCH Facilities.

8.3Accreditation. Manager shall use its commercially reasonable efforts to manage the HCH Facilities in the manner necessary to maintain accreditation by The Joint Commission or any other similar applicable accreditation organization.

8.4No Violation. Neither HCH nor Manager shall knowingly cause or permit any action that shall (i) cause any governmental authority having jurisdiction over the operation of the HCH Facilities to institute any proceeding for the rescission, suspension, or revocation of any license, permit, consent, or approval; (ii) cause the Joint Commission or any other similar applicable accreditation organization to institute any proceeding or action to revoke its accreditation of the HCH Facilities; (iii) cause a termination of, or adversely affect, HCH’s participation in Medicare, Medicaid, Blue Cross, or any other public or private medical payment program; or (iv) cause HCH to violate or default under any of its legal obligations under debt financings. HCH, and not Manager, shall bear sole responsibility for non-compliance with this section if non-compliance was due to insufficient funds or acts, errors or omissions by HCH Personnel.

9.Limitations on Manager’s Exercise of Duties.

9.1Limitations on Manager’s Exercise of Duties.

(a)Except as contemplated by the Strategic Plan and Budget or as the Governing Body or its designee may specifically authorize in writing from time to time, Manager shall not have the authority to undertake the following, on HCH’s behalf, without the advance written consent of the Governing Body (or its designee authorized in writing):

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(1)Purchase capital assets or incur expenses (other than consistent with the Strategic Plan and Budget) in excess of $50,000 or such higher amount as may be authorized by HCH.

(2)Incur debt on behalf of HCH;

(3)Encumber HCH property, or sell or dispose of any material assets having a value in excess of $25,000;

(4)Approve or undertake any other matters required by law to be approved by HCH’s Governing Body;

(5)File or settle litigation;

(6)Grant any person any rights with respect to ownership of, or limiting the activities of, the HCH Facilities; or

(b)Except as set forth in the Strategic Plan and Budget, HCH shall have the ultimate authority to decide, in its sole and absolute discretion, whether to approve, disapprove or undertake any of the above listed items.  However, HCH agrees to consult and cooperate with Manager in good faith concerning any decisions related to the above listed items. The following list includes general items that require Board approval:

1.Adopting or amending employee equity and benefit plans

2.Hiring or firing senior officers or key employees

3.Entering into employment agreements, or amending the terms of employment, for senior officers

4.Borrowing or lending money

5.Adopting an annual budget

6.Entering into agreements of material importance to the corporation (e.g., financing agreements, material license agreements and leases)

7.Any expenses of greater than $50,000.00 (Fifty Thousand Dollars)

10.Defense of Claims; Exculpation.

10.1HCH.

(a)HCH agrees to indemnify, defend and hold harmless Manager, including its “advisors” (selected by Manager and accepted by HCH), affiliates, subsidiaries, successors and assigns, and any employee, agent, officer, director, shareholders, manager, representative, attorney, or independent contractors, including but not limited to Senior Executives and their employer and

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its affiliates (together, the “SE Employer”), and direct or indirect equity holder of Manager, and any person who controls Manager (any or all of the foregoing hereinafter a “Manager Indemnified Person”), from and against any losses, damages, liabilities, deficiencies, claims, actions, suits, proceedings, judgments, settlements, interest, awards, penalties, fines, costs, or expenses (including reasonable attorneys’ fees and costs of defense), joint or several, of any kind or nature whatsoever (collectively, “Claims”) that may be incurred by or asserted against Manager or a Manager Indemnified Person (whether or not Manager or a Manager Indemnified Person is party to such Claims) to the extent they result from, arise out of, or are in any way related to, the following, in each case as finally determined by an arbitrator:

(1)the breach or non-fulfillment or violation by HCH or any of its Representatives of any of the covenants, duties, obligations, representations or warranties of HCH set forth in this Agreement;

(2)any actions or omissions of HCH or its affiliates, subsidiaries, successors, assigns, employees, agents, officers, directors, managers, advisors, representatives, attorneys, independent contractors (respectively, “Representatives,” but for the avoidance of doubt specifically excluding Manager, SE Employer and Manager Indemnified Persons), including without limitation actions or omissions arising out of the negligence, gross negligence, recklessness, or willful misconduct of HCH or its Representatives  related to this Agreement;

(3)any failure by HCH or any of its Representatives to comply with any applicable federal, state or local laws, regulations or codes in the performance of its obligations under this Agreement;

(4)Manager’s or any Manager Indemnified Person’s involvement in, in any manner including without limitation the management of, oversight of or operation of, the HCH Facilities or any other errors, actions or omissions of Manager or any Manager Indemnified Person;

(5)any claim which is brought or asserted by third parties against Manager or any Manager Indemnified Person relating to this Agreement or HCH’s ownership or operation of the HCH Facilities, including without limitation the use of any real or tangible property in connection with the HCH Facilities; or

(6)any bodily injury, death of any person or damage to real or tangible property caused by the acts or omissions of HCH or any of its Representatives.

(b)Furthermore, HCH agrees to reimburse Manager, as incurred and upon demand by Manager, for legal or other expenses reasonably incurred by Manager or a Manager Indemnified Person in connection with investigating, defending or preparing to defend any such Claims (including without limitation in connection with the enforcement of the indemnification obligations set forth herein), whether or not Manager or any Manager Indemnified Person is a

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party to any Claims out of which any such expenses arise and whether or not such Claims are brought by HCH, its Representatives or any other person or entity.

(c)However, HCH shall not be obligated under the foregoing indemnity agreement in respect to any Claims (a) to the extent such Claims resulted in whole or in part from the gross negligence, willful misconduct or fraud of Manager or a Manager Indemnified Person; (b) by one Manager Indemnified Person against another relating to activities of such parties pursuant to the Agreement; or (c) arising from (i) felony criminal activity that any Senior Executive or Manager Indemnified Person directly participated in or (ii) other acts indemnifiable by Manager, in each such case (other than with respect to felony criminal acts), as finally determined by an arbitrator.

(d)The reimbursement and indemnity obligations of HCH under this Agreement shall be in addition to any liability HCH may otherwise have; shall extend upon the same terms and conditions to the Manager Indemnified Persons, and shall be binding upon and inure to the benefit of any successors, assigns, heirs, and personal representatives of HCH, or of Manager or any Manager Indemnified Persons.

10.2Manager. Manager shall indemnify, defend, and hold harmless HCH including its affiliates, subcontractors, successors and assigns and any employee, agent, officer, director, manager, representative, attorney or independent contractor (“HCH Indemnified Persons”) against any Claims (including reasonable attorneys’ fees and costs of defense) to the extent that they result from the felony criminal acts that Manager Indemnified Persons directly participated in, willful misconduct, gross negligence or fraud of Manager, in each such case (other than with respect to felony criminal acts which shall require final judgment by a court of competent jurisdiction (not subject to further appeal)), as finally determined by an arbitrator. A Manager Indemnified Person shall not be liable for any act or omission of any other Manager Indemnified Person other than its own officers, directors, employees and subcontractors. In addition, Manager shall not be obligated under the foregoing indemnity agreement in respect to any Claims (a) to the extent such Claims resulted in whole or in part   from the gross negligence, willful misconduct or fraud of HCH or a HCH Indemnified Person (b) by one HCH Indemnified Person against another relating to activities of such  parties pursuant to the Agreement; or (c) arising from (i) felony criminal activity that  any HCH Indemnified Person directly participated in or (ii) other acts indemnifiable by HCH, in each such case (other than with respect to felony criminal acts) as finally determined by an arbitrator. The Manager Indemnified Persons shall not be liable for any act, error, omission or delay taken at the specific direction or with the express approval of the Governing Body to take action or the failure of the Governing Body to take action.

10.3Procedure.

(a)In the event that any Party hereunder shall receive any notice of any claim or proceeding against said Party in respect to which indemnity may be sought under this Agreement, the said Party (“Indemnitee”) shall give the Party upon whom   a claim could be made under this Agreement (“Indemnitor”) written notice of such loss, liability, claim, damage, or expense and the Indemnitor shall have the right to contest and defend any action brought against the Indemnitee

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based thereon, and shall have the right to contest and defend any such action in the name of the Indemnitee at the Indemnitor’s own expense; provided, however, that if the Indemnitor shall fail to assume the defense and notify the Indemnitee of the assumption of the defense of any such action within ten (10) days of the giving of such notice by the Indemnitee, then the Indemnitee shall have the right to take any such action as it reasonably deems appropriate to defend, contest, settle, or compromise any such action or assessment and claim indemnification as provided herein; provided, however, that no Party shall settle any such action without the consent of the other applicable Party (which consent shall not be unreasonably withheld) unless such settlement involves only the payment of money and the claimant provides the Indemnitee a release from all liability in respect of such claim. If the Indemnitor defends any action for which indemnification is claimed, the Indemnitee shall be entitled to participate at its own expense in the defense of such action; and further, provided, however, that the Indemnitor shall bear the fees  and expense of the Indemnitee’s counsel only if (i) the engagement of such counsel is specifically authorized in writing by the Indemnitor, (ii) the Indemnitor is not adequately prosecuting the defense in good faith, or (iii) the named parties to such action include both the Indemnitor and the Indemnitee and there exists a conflict or divergence of interest between such parties which renders it inappropriate for counsel selected by the Indemnitor to represent both of  such parties. The Indemnitor shall not be liable for any settlement of any claim, action, or proceeding effected without its written consent. No Party shall recover an amount in excess of the actual damages incurred.

(b)Notice of all claims as required by this Agreement shall be promptly provided as to (i) the nature of any claim; or (ii) the commencement of any suitor proceeding brought to enforce any claim. In the event of failure to provide such notice or in the event that Indemnitee shall fail to cooperate fully with the Indemnitor in the Indemnitor’s defense of any suit or proceeding, the Indemnitor shall be released from some or all of its obligations with respect to that suit or proceeding to the extent that the failure of notice or cooperation actually and materially adversely affected the Indemnitor’s defense of such claims.

10.4Indemnification of Senior Executives. In addition to, and without limiting the indemnification described above, HCH shall indemnify the Senior Executives who will be acting as officers of HCH to the same extent and subject to the same conditions as the most favorable indemnification it extends to its officers or directors, whether under HCH's charter, bylaws, by contract or otherwise.

10.5Exculpation of Senior Executives and SE Employer. Though the Senior Executives may continue to be employed by and associated with the Manager or SE Employer and its affiliates while providing services described hereunder, with respect to HCH and HCH, the Senior Executives shall serve at the pleasure and direction of the Manager and/or Governing Body and neither the SE Employer, any Senior Executive nor any of their respective affiliates shall have any liability to HCH or HCH for any acts or omissions of the Senior Executives, notwithstanding that SE Employer may receive compensation from Manager for making the Senior Executives available to serve in such capacity (and HCH and HCH expressly waive and agree not to assert any claim of respondent superior or similar legal theory which might otherwise hold SE Employer or its affiliates liable for the acts or omissions  of the Senior Executives), except to the extent that any such

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Claims result primarily and directly from such Senior Executive’s felony criminal acts, willful misconduct, gross negligence or fraud in each such case (other than with respect to felony criminal acts which shall require final judgment by a court of competent jurisdiction (not subject to further appeal)), as finally determined by an arbitrator.

11.Access to Records.

11.1Access to Records.

(a)Manager shall provide to the Governing Body, HCH’s auditors and accountants, HCH’s fiscal intermediaries, and accountants and agents for the Medicare and Medicaid programs or any other governmental authority exercising legal and appropriate authority, access to all lawfully required records for a period of seven (7) years after the furnishing of services under this Agreement.

(b)Until the expiration of four (4) years after the furnishing of Management Services pursuant to this Agreement, the Parties shall, upon written request, make available to the Secretary of Health and Human Services (the “Secretary”) or the Comptroller General, or their duly authorized representative(s), contract, books, documents, and records related to this Agreement and necessary to verify the nature and extent of the cost of such Management Services. If any Party carries out any of its obligations under this Agreement by means of a subcontract with a value of $100,000 or more, that Party agrees to include this requirement in any such subcontract. The availability of books, documents, and records shall be subject at all times to all applicable legal requirements, including without limitation such criteria and procedures for seeking and obtaining access that may be promulgated by the Secretary by regulation. Neither Party shall be construed to have waived any applicable attorney-client privilege by virtue of this Section.

11.2Exercise of Right of Access. The foregoing rights of access shall be exercisable through a written request, upon which Manager and its subcontractors shall give access to the above contracts, books, documents, and records from time to time during reasonable business hours.

12.Management Fee.

12.1Management Fees. In consideration for the Management Services provided by Manager under this Agreement, HCH shall pay Manager as follows (collectively, the “Management Fees”):

(a)A total annual base fee (the “Base Fee”) equal to Twelve Percent (12%) of all collected cash revenues for each fiscal year of this agreement.  Manager will be paid the Management Fee on a weekly basis for the preceding week’s total cash and settlements collected from all sources. Manager is authorized to withdraw this fee on a weekly basis and will present an invoice concurrently, based on the preceding week's collected settlement reports. However, Manager must first ensure Hospital payroll is met as its’ highest priority before cash is withdrawn to pay Manager’s fees. If funds are insufficient to cover all or part of Manger’s fees, the balance due will

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be deferred as owed but carried as a deferred expense due Manager. When, in Manager’s best business judgement, sufficient funds become available to pay off all or part of fees incurred and still owing, Manager will pay down all or part of the balance of fees owed using prudent business judgement and discretion. In no case shall Manager forgive fees due for management services rendered.

(b)An incentive or success fee (the “Incentive Fee”) to be negotiated based on the achievement of certain mutually agreed milestones.

(c)IT support and EMR services are not included in the management fee and will be offered to HCH by separate agreement.

12.2Arm’s Length Transaction. The Parties have negotiated the Management Fees at arm’s length, assisted by professional financial advisers. They believe that the management fees are consistent with fair market value and comply with law.

13.Breach. In the event of a breach of any obligation or covenant under this Agreement, other than the obligation to pay money (which shall have a thirty (30) day cure period), the non-breaching Party may give the breaching Party written notice of the specifics of the breach, and the breaching Party shall have sixty (60) days (the “Cure Period”) in which to cure the breach; provided, that for any non-monetary defaults reasonably requiring greater than ninety (90) days to cure, the breaching Party shall not be in default so long as the breaching Party commences to cure such default within the required sixty (60) days and diligently prosecutes  such cure to completion thereafter. Only if the breach is not cured within said Cure Period shall the non-breaching Party be entitled to pursue any remedies it may have by reason of the breach.  A waiver of any breach of this Agreement shall not constitute a waiver of any future breaches of this Agreement, whether of a similar or dissimilar nature.

14.Term. The term of this Agreement (“Term”) shall commence and be deemed effective as of the Effective Date, and continue for an initial ten (10) year period, and shall automatically renew for one (1) additional five (5) year period unless a Party provides at least one hundred eighty (180) days prior written notice of nonrenewal to the other party. Thereafter, this Agreement may be renewed upon prior written agreement of the Parties. Any renewal periods shall be deemed a part of the Term.

In the event of and regardless of a Change of Control or merger or sale of the Hospital, this Management and Administrative Service Agreement will be assigned and assumed by the new owner or controlling entity as part of the transaction or event and continue in full force and effect through the end of the term and renewals.  iHealthcare Inc reserves all rights to this agreement in the event of such an occurrence.

15.Dispute Resolution and Remedies.

15.1Resolution by Management. The Parties’ respective management teams shall attempt, in good faith, to privately and confidentially resolve any dispute, controversy or claim arising under this Agreement (a “Dispute”). In the event the Parties are unable to resolve the Dispute after negotiating in

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good faith for thirty (30) days following written notice of the Dispute served on a Party, either Party may refer such Dispute to HCH and the CEO of Manager for resolution.

15.2Arbitration. IF A DISPUTE ARISES, THE PARTIES WILL: (a) RESOLVE ALL DISPUTES BY BINDING ARBITRATION HELD IN MIAMI-DADE COUNTY, FLORIDA BEFORE A SINGLE ARBITRATOR FROM JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (“JAMS”); AND (b) WAIVE ANY RIGHT TO CIVIL TRIAL BY JUDGE OR JURY.  Notwithstanding the foregoing, all claims alleging violation of this agreement, restrictive covenants, mishandling of Confidential Information, or transgression of intellectual property rights, shall be subject to the exclusive jurisdiction, in Miami, Florida, of either the Florida state courts or the US District Court.  Before accepting appointment, the arbitrator shall agree: (a) that the arbitrator’s award shall be made within nine (9) months of the filing of a notice of intention (or demand) to arbitrate  (but it may be extended by written agreement of the parties); (b) to base any decision or award on governing law; (c) to not award punitive or other damages that are not measured by the prevailing party’s actual damages, except as may be required by statute; and (d) to issue an award in writing within ten (10) days of concluding the presentation of evidence and briefs.  Judgment may be entered in any court having jurisdiction thereof.  The prevailing party shall be entitled to recover from the other party its costs and expenses, including reasonable attorney’s fees.

15.3LIMITATION OF LIABILITY.  NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES, NOR THE COST OF PROCURING SUBSTITUTE ITEMS OR SERVICES, ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES.  IN NO EVENT WILL MANAGER BE LIABLE TO CLIENT FOR SPECIAL OR CONSEQUENTIAL DAMAGES ARISING FROM THE PROVISIONS AND THE PERFORMANCE OF SERVICES BY MANAGER UNDER THIS AGREEMENT, EVEN IF MANAGER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. FURTHER, THE TOTAL LIABILITY OF MANAGER UNDER THIS AGREEMENT, FOR ANY AND ALL CAUSES, WILL BE LIMITED, AND MANAGER’S TOTAL LIABILITY WILL NEVER EXCEED THE SUM OF TWENTY PERCENT [20%] OF ONE (1) MONTH AVERAGE MANAGEMENT FEES.

EXCEPT AS PROVIDED HEREIN, MANAGER DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED [EITHER IN FACT OR BY OPERATION OF LAW], WITH RESPECT TO ANY ITEM OR SERVICE PROVIDED HEREUNDER, INCLUDING BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY, TITLE, NON-INFRIGEMENT, OR FITNESS FOR A PARTICULAR PURPOSE OR ANY WARRANTY ARISING FROM CONDUCT, COURSE OF DEALING, CUSTOM, OR USAGE IN TRADE. No claim against MANAGER of any kind under any circumstances will be filed more than one year after HCH knows of, or in the exercise of reasonable care, could know of, such claim or an act or omission of MANAGER that would give rise to such a claim.

15.4Remedies. The arbitrator may grant as remedies in connection with an outstanding Dispute: (a) a required Corrective Action Plan for Manager’s performance of the Management Services, (b) specific performance of this Agreement, (c) full payment by HCH to Manager in accordance with the terms hereof, (d) a modification to the Performance Targets; (e) monetary indemnification in accordance with the terms hereof, and/or (g) any other lawful and appropriate remedy, including termination of this Agreement.

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15.5Exclusive Process. Except as otherwise set forth herein, the procedure set forth in this Section 15 shall be the Parties’ exclusive process for resolution of all Disputes.

16.Termination. This Agreement may be terminated prior to the expiration of the Term only as follows, and any such termination shall not affect any rights or obligations arising prior to the effective date of termination:

16.1Termination for Material Breach.

(a)Notwithstanding any provision contained herein, however, Manager shall not be liable to HCH and shall not be deemed to be in breach of this Agreement for  the failure to perform any or all obligations to be performed by Manager pursuant to this Agreement, to the extent such failure results from (i) governmental intervention, (ii) labor dispute, (iii) law, regulations, rules or reimbursement rules or policies that actually prevent such performance, (iv) any other action or force majeure or event which is beyond the reasonable control of Manager, or (v) any failure by HCH to perform, fund or meet any of HCH’s obligations hereunder; and provided that Manager shall nevertheless be obligated duly to perform hereunder to the extent such performance remains feasible.

16.2Bankruptcy Insolvency. Manager shall be entitled to file a UCC for unpaid Management Fees. Manager may terminate this Agreement upon ten (10) days written notice to HCH in the event HCH (or HCH’s sponsoring entity)  becomes insolvent or fails to pay, or admits in writing its inability to pay, its debts as they  mature; or a trustee, receiver or other custodian is appointed for such other party for all or a substantial part of such person’s property and is not discharged within sixty (60) days of appointment;  or any bankruptcy reorganization, debt, arrangement, or other proceeding under  any bankruptcy or insolvency law or any dissolution or liquidation proceeding is instituted by or against such person and if instituted against such person’s is consented to or acquiesced in by such person or remains un-dismissed for sixty (60) days following the original filing; or any warrant or attachment is issued against any substantial portion of the property of such person which is not released within sixty (60) days of service; and HCH may likewise terminate if   any of the foregoing occurs with regard to Manager or iHealthcare Management II Company and this substantially impairs Manager’s ability to perform its obligations under this Agreement.

17.Effects of Termination. The termination of this Agreement for any reason shall be without prejudice to any payments or obligations which may have been earned and accrued or become due to any Party hereunder prior to the date of termination. Notwithstanding anything to the contrary herein, the following provisions shall survive any termination hereof: Sections 10 (Defense of Claims), 11 (Access to Records), 12 (Management Fee), 15 (Disputes), 19 (Representation and Warranties) and 21 (Miscellaneous). In the event this Agreement is terminated for any reason, HCH shall pay to Manager all unpaid fees then due.

18.Transition Services. In the event of termination of this Agreement prior to expiration for any reason other than insolvency or bankruptcy of HCH, upon request of HCH, Manager shall be obligated to continue to provide HCH with the Management Services described herein for a period of up to one

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hundred twenty (120) days after such termination or expiration of this Agreement (the “Transition Period”), and during such Transition Period: (a) Provided  HCH shall continue to compensate Manager in accordance with this Agreement, (b) Manager shall fully cooperate in order to ensure the orderly and efficient transfer of its functions hereunder to HCH and/or another service provider; (c) Manager shall fully cooperate in order to ensure no disruption to patient care functions; and (d) the Parties shall cooperate in order to resolve any outstanding operational, financial, legal or other matters arising (including audits) from the period in which this Agreement was in effect.

19.Representations and Warranties.

19.1Manager. As of the Effective Date, Manager represents and warrants to HCH as follows:

(a)Manager is a Florida company duly organized, validly existing, and in good standing under the laws of the State of Florida.

(b)Manager has full authority to enter into and perform this Agreement, and the signature of Manager’s representative at the end hereof signifies that this Agreement has been duly authorized, executed and delivered and represents a legal, valid and binding agreement enforceable against Manager in accordance with its terms (subject only to customary limitations on the enforceability and availability of remedies in accordance with principles of law and equity).

(c)The execution, delivery and performance of this Agreement by Manager does not (i) require any consent, waiver, approval, license or authorization of any person or public authority which has not been obtained and is not presently in effect; (ii) to the knowledge of Manager, violate any provision of law applicable to Manager; or (iii) conflict with or result in a default under, or create any lien upon any of the property or assets of Manager under, any agreement or instrument; or (iv) violate any judicial or administrative decree, contract, or other legal obligation to which Manager is subject or by which any of its assets are bound.

(e)There is no civil, criminal or administrative action, suit, demand, claim, hearing, proceeding or investigation pending or, to Manager’s knowledge threatened against Manager that may materially delay or interfere with its entering into and fully and duly performing this Agreement.

(f)Neither Manager nor, to the knowledge of Manager, any Manager personnel (including any Senior Executive) is a person excluded or barred from the Medicare or Medicaid programs.

19.2HCH. As of the Effective Date, HCH represents and warrants to Manager as follows:

(a)HCH is a for-profit corporation duly organized, validly existing, and in good standing under the laws of the State of Florida.

(b)HCH has full authority to enter into and perform this Agreement, and the signature of HCH’s representative at the end hereof signifies that this Agreement has been duly authorized, executed and delivered and represses a legal, valid and binding agreement enforceable against

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HCH in accordance with its terms (subject only to customary limitations on the enforceability and availability of remedies in accordance with principles of law and equity).

(c)The execution, delivery and performance of this Agreement by HCH does not (i) require any consent, waiver, approval, license or authorization of any person or public authority which has not been obtained and is not presently in effect; (ii) violate any provision of law applicable to HCH; or (iii) conflict with or result in a default under, or create any lien upon any of the property or assets of HCH under, any agreement or instrument; or (iv) violate any judicial or administrative decree, contract, or other legal obligation to which HCH is subject or by which any of its assets are bound.

(d)There is no civil, criminal or administrative action, suit, demand, claim, hearing, proceeding or investigation pending or, to HCH’s knowledge threatened against HCH that may materially delay or interfere with its entering into and fully and duly performing this Agreement.

20.Miscellaneous.

20.1Non-Solicitation. During the Term hereof and for a period of two  (2)  years after its expiration or termination for any reason HCH, on behalf of itself and its subsidiaries and affiliates and any person which may acquire all or substantially all of its assets agrees that, until two (2) years subsequent to the termination of this Agreement, it will not solicit, recruit, hire or otherwise engage any Senior Executive or other employee of the Manager or SE Employer that provided services to HCH or Manager relating to HCH while employed by SE Employer or its affiliates (“SE Employer Solicited Person”).

20.2Public Statements. Manager shall be authorized to make public statements about HCH, services provided and its relationship hereunder.

20.3Use of HCH Name. Manager may use the HCH or HCH Hospital names in a manner reasonably necessary or conducive to performing its services hereunder.

20.4Reimbursable Expenses. During the Term, Manager shall be promptly reimbursed for all reasonable expenses (to the extent of and pursuant to HCH’s expense reimbursement policy for other personnel and contractors) incurred by Manager or third parties Manager contracts with in connection with the provision of the Management Services hereunder (e.g., Senior Executives), including, but not limited to transportation, lodging, meals, travel and office expenses upon submission to HCH of invoices. Any such expenses, subject to this section, shall require prior approval by HCH to be eligible for reimbursement.

20.5Notices. All notices, requests, demands and other communications  required or permitted to be given pursuant to this Agreement must be in writing and shall be (i) delivered to the appropriate address by hand, by nationally recognized overnight service (costs prepaid); (ii) sent by facsimile or email, or (iii) sent by registered or certified mail, return receipt requested, in each case to the following addresses, facsimile numbers or email addresses and marked to the attention of the person (by name or title)

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designated below (or to such other address, facsimile number, email address or person as a Party may designate by notice delivered to the other Party in accordance with this Section:

Manager:Executive Vice President

iHealthcare Management II Company

                            3901 SW 28th Street 2nd Floor

                            Miami, FL, 33142

HCH:               Horton Community Hospital

                            240 West 18th Street

                            Horton, Kansas 66439

All notices, requests, demands and other communications shall be deemed have been duly given (as applicable): (A) if delivered by hand, when delivered by hand; (B) if delivered by UPS, Federal Express, DHL or other nationally-recognized overnight delivery service, when delivered by such service; (C) if sent via registered or certified mail, three (3) Business Days after being deposited in the mail, postage prepaid; or (D) if delivered by email or facsimile, when transmitted if transmitted with confirmed delivery.

20.6Severability. If any clause or provision of this Agreement  is  determined by a governmental body or a court having jurisdiction thereof to be illegal, invalid, or unenforceable under any present or future law, then the Parties agree that the remaining provisions of this Agreement that reasonably can be given effect apart from the illegal or unenforceable provision shall continue in effect and there shall be substituted for such invalid or unenforceable provision a provision as similar as is feasible and yet would be lawful.

20.7Expenses. Except as otherwise expressly provided herein, each Party will bear its own legal, accounting, and other fees and expenses relating to the negotiation and preparation of this Agreement and the transactions contemplated hereby.

20.8Public Announcements. The time and content of any announcements, press releases, or other public statements concerning this Agreement and the transactions described herein will be determined by a process agreed to by the Parties.

20.9Waiver. No failure on the part of any party hereto to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other rights, power or remedy.

20.10Captions. The captions or titles of the sections herein have been included for convenience only and shall not be considered as part of this Agreement.

20.11Counterparts. This Agreement may be signed in counterparts, each of which shall be deemed an original. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in

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electronic (“pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

20.12Force Majeure. Manager shall not be deemed to be in violation hereunder for failure to perform any obligation contained in this Agreement or for any incomplete performance hereunder for the time of and to the extent that such failure or incomplete performance is occasioned by any cause or causes beyond the control of Manager, including, but not limited to, delays or failure in performance or non-performance or interruption of services resulting directly or indirectly from acts of God, Acts of War (including Terrorist activities), civil disorders, vandalism, fires, floods, weather, electrical failures, postal delays, inability to procure materials, sabotage, restrictive governmental laws or regulations, labor actions or shortages, criminal activity of third parties,  loss of internet connectivity or incomplete or inaccurate data input as supplied by HCH.

20.13Consents. Whenever under this Agreement provision is made for either Party’s securing the consent or approval of the other, such consent or approval shall be in writing and (except as otherwise provided herein) shall not be unreasonably withheld, delayed, or conditioned.

20.14Binding Effect; Assignment. This Agreement is binding on, and is for the benefit of HCH and Manager and their successors, assigns, and legal representatives (and Manager; iHealthcare Management II Company). A Party shall not assign its rights or delegate its obligations under this Agreement without the prior,  written consent of the other Party; provided, that, Manager may (upon written notice to HCH) assign this Agreement to an affiliate of Manager, and/or to subcontract with any other parties for the performance of various aspects of its obligations hereunder, provided  that Manager shall (a) adequately inform such subcontractors of their obligations hereunder, (b) ensure that they fully comply herewith, and (c) remain fully responsible for the performance of any such assignee and/or subcontractor.

20.15Governing Law. This Agreement shall be governed and construed according to the laws of the State of Florida, without giving effect to any choice or conflict of law provision or rule thereof.

20.16Further Assurance. Each Party agrees to execute and deliver to the other such additional instruments, certificates, and documents as the requesting Party may reasonably request in order to assist the requesting Party in obtaining the rights and benefits to which such Party is entitled hereunder.

20.17Third Party Beneficiaries. The Manager Indemnified Persons, HCH Indemnified Persons, the Senior Executives and SE Employer are express third party beneficiaries of the provisions of this Agreement that relate to them.

20.18    Entire Agreement. This Agreement (including exhibits and schedules) contain the entire agreement of the Parties with respect to the matters set forth herein and supersede all prior negotiations and agreements, whether oral or written, concerning the subject matter hereof, all of which are merged in this Agreement.

20.19   Amendment and First Right of Refusal. This Agreement sets forth the entire understanding and agreement among the parties hereto with reference to the subject matter hereof and may not be

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modified, amended, discharged or terminated except by a written instrument signed by the parties hereto. First Right of Refusal:  Landlord/Owner hereby grants to iHealthcare (iHCC) a first right of refusal to purchase the hospital property and real estate during the term and any extensions of this Management and Administrative Services Agreement.  If Landlord/Owner shall desire to sell the hospital property and real estate, and receives a bona fide offer to purchase, Landlord/Owner shall give iHealthcare written notice of Landlord/Owner intention to sell Landlord/Owner interest in the hospital property and real estate as contained in said offer to purchase. Such notice (Landlord/Owner Notice) shall state the terms and conditions under which Landlord/Owner intends to sell its interest. For Sixty (60) business days following the giving of such notice, iHealthcare shall have the option to purchase the Landlord/Owner interest as stated in the Landlord/Owner Notice.  A written notice in substantially the following form, addressed to Landlord/Owner and signed by iHealthcare, within the period for exercising the Option, shall be an effective exercise of iHealthcare Option to Purchase.

20.20Manager; iHealthcare Management II Company. In consideration for the potential benefits to iHealthcare Management II Company, as sole member or ultimate parent of Manager to be derived from the management fees and other benefits secured by Manager hereunder, iHealthcare Management II Company hereby agrees fully to ensure that Manager duly and timely fulfills its performance obligations, financial obligations, indemnification obligations, and other obligations, under this Agreement. HCH retains Manager as the sole and exclusive executive group and management agent during the term of this Agreement.

                                                                    [Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of January 7, 2019.

CAH Acquisition Company 3, LLC D/B/A Horton Community Hospital:

By: /s/ Jorge Perez

Name: Jorge Perez

Title: Chairman, Hospital Governing Body

Manager - iHealthcare Management Company

By: /s/ Noel Mijares

Name: Noel Mijares

Title:     Chief Executive Officer

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MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT

I-70 Community Hospital

THIS MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT (this “Agreement”) is entered into as of the 7th day of January 2019, by and among CAH Acquisition Company 6, LLC D/B/A I-70 Community Hospital (“I-70CH”), a Delaware Limited Liability Company, and iHealthcare Management II Company, a Florida Corporation (“Manager”). I-70CH and Manager are sometimes referred to herein individually as a “Party” or collectively as the “Parties.”

WITNESSETH:

WHEREAS, I-70CH owns and operates an acute general medical and surgical hospital (the “I-70CH Facilities”) located on the medical campus with a principal address of 105 Hospital Drive Sweet Springs, Missouri 65351;

WHEREAS, Manager is a Hospital Management Company;

WHEREAS, Manager has demonstrated expertise and a track record of successfully managing and improving the performance of hospitals serving rural communities;

WHEREAS, I-70CH desires that Manager provide services to administer, supervise, and manage, and Manager desires to administer, supervise, and manage, the operations of the I-70CH Facilities on behalf of I-70CH commencing on January 7, 2019 (the “Effective Date”) on the terms and conditions set forth hereinafter, in furtherance of and consistent with I-70CH’s mission:

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements, covenants and promises hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the Parties hereto agree as follows:

1.Retention of Manager. Subject to the terms and conditions of this Agreement, as of the Effective Date, I-70CH hereby retains and appoints Manager to manage the I-70CH Facilities on behalf of I-70CH. Manager shall provide, at Manager’s sole expense and determination, all necessary corporate administration, shared services, legal services, compliance, hospital employee benefits program sponsorship, general business infrastructure and support necessary for Manager’s performance under this agreement. During the Term hereof, Manager shall be the exclusive provider of such services as are described herein as Management Services.

2.Strategic Plan and Budget. Manager and I-70CH, shall develop and agree on an annual plan setting forth details regarding the strategic, operational and capital activities that Manager shall

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undertake and oversee on behalf of I-70CH and the budgets regarding such activities (as amended from time to time, the “Strategic Plan and Budget”), which shall include, among other matters:

(a)strategic, programmatic and service line initiatives (including their operating and capital requirements) for the I-70CH Facilities;

(b)performance improvement initiatives, business development objectives, cost reduction plans, synergistic opportunities and efficiency improvements;

(c)an annual operating budget setting forth an estimate of operating revenues and expenses for the next year, which operating budget shall be in reasonable detail and shall contain an explanation of anticipated changes in utilization, patient charges, payroll, and other factors;

(d)an annual capital expenditures budget outlining a program of capital expenditures for the next fiscal year, which budget shall designate expenditure items as either “routine capital” or “enhancement capital” and estimate where possible their return on investment and other impact on operations, market position, etc.; and

(e)an annual projection of cash receipts and disbursements based upon the proposed capital expenditures and operating budgets, which projection shall contain recommendations concerning use of excess cash flow, if any.

2.2Revenues. To the extent cash revenues of the I-70CH Facilities are not sufficient to support expenditures contemplated by the Strategic Plan and Budget, I-70CH will be solely responsible for its cost of operation. If requested by I-70CH, Manager will use commercially reasonable efforts to assist I-70CH in obtaining financing to fund such cost of operation. Manager shall use commercially reasonable efforts to achieve the revenue targets and other goals consistent with the Strategic Plan and Budget and Performance Targets.

3.Control By I-70CH. Notwithstanding anything contained anywhere to the contrary, the Governing Body of I-70CH shall be the Governing Body of the I-70CH Facilities (the “Governing Body”) and, shall possess ultimate authority and control over I-70CH. I-70CH authorizes general operating policies developed by and to be carried out by Manager under this Agreement. The Governing Body shall delegate authority to Manager to enable Manager effectively to perform its functions hereunder. By entering into this Agreement, I-70CH does not, and shall not in the future, delegate to Manager any of the powers, duties, and responsibilities vested in the Governing Body by law or by I-70CH’s governing documents. I-70CH is solely obligated to and shall pay, make funds available to Manager for the payment of, or otherwise cause to be satisfied or discharged, all Hospital Expenses in accordance with the terms of this Agreement. On a monthly basis, Manager shall meet or confer with I-70CH and provide financial reports, statistical reports, updates and review requests for approvals by the Governing Body.

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4.Operational Services. Manager shall use commercially reasonable efforts to oversee the efficient and orderly operation of the I-70CH Facilities and shall provide the following services in accordance to the terms hereof, or if not herein specified then at least at the level of prevailing industry practices:

4.1Key Hospital Services. Manager shall (a) use commercially reasonable efforts to perform all services consistent with the specific standards herein, (b) use commercially reasonable efforts otherwise to oversee the implementation of processes and systems at the I-70CH Facilities consistent with the Strategic Plan and Budget, and (c) refrain from intentionally taking any actions that are in material violation of applicable laws in its activities pursuant to this Agreement. Manager’s objectives in performing the Management Services shall include the following:

(a)Improving Emergency Department responsiveness to patients, reducing wait times and left-without-being-seen metrics;

(b)Improving clinical service quality and documentation through sophisticated hospitalist and case management programs and quality of services [which may be provided by telehealth services];

(c)Decreasing supply chain costs and quality of services by standardizing purchasing activities and establishing cost-effective purchasing and usage protocols;

(d)Managing labor costs through disciplined staffing policies, while strengthening employee retention and recruitment activities;

(e)Improving the clinical documentation, coding and billing procedures of the I-70CH Facilities, and compliance with government programs and private payor requirements, so as to increase proper fee realization in accordance with applicable contracts and law;

(f)Assisting with the improvement of other revenue cycle functions;

(g)Developing new recurring revenue streams and increasing inpatient volumes by expanding and refining managed care activities;

(h)Realigning administrative infrastructure to better capitalize on system scale and to standardize best practices;

(i)Improving marketing, advertising and positioning of I-70CH within the local market;

(j)Improving care protocols and management of patient care flow, bed availability and turnover, and length of stay;

(k)Augmenting initiatives in payer relations and contracting;

(l)Enhancing the effective linkage of the clinical enterprise with support of I-70CH’s teaching and research activities; and

(m)Implementing the services described in the remainder of this Agreement.

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(n)Advising the Governing Body of any material actions that Manager recommends be taken to avoid material non-compliance with law or deficiencies in services.

4.2Staffing.

(a)During the Term, Manager shall contract with and provide, and at its sole expense pay all compensation and benefits due to a Chief Executive Officer and necessary and adequate corporate administration, shared services and business infrastructure. Each such Senior Executive, and any future replacement thereof, shall be subject to reasonable advance approval by the Governing Body, which shall not be unreasonably withheld or delayed. When so approved by the Governing Body and in the performance of their duties hereunder, such Senior Executives shall be subject to and shall comply with all I-70CH policies and requirements applicable to their respective positions and duties, subject to the Senior Executives being advised thereof in writing in advance.  In addition, at Hospital Expense and not included in the Management Fee, Manager may make available certain advisors and other personnel (the “Senior Advisors”) from time to time to consult with, visit and perform on site periodic reviews and evaluations, and advise I-70CH regarding the operations and business of the I-70CH Facilities in order to ensure effective management of the I-70CH Facilities.  The Parties acknowledge and agree that the composition of such advisory services at any given time may vary depending on the needs of the business of I-70CH, in Manager’s reasonable discretion and/or at I-70CH’s reasonable request and Manager’s agreement thereto.

(b)Subject to the Strategic Plan and Budget, Manager will determine necessary and appropriate staffing levels of the I-70CH Facilities, and Manager shall oversee and administer the recruitment and hiring in the name of and on behalf of I-70CH such physicians, nurses, technicians, administrative, and other staff as are determined to be necessary or appropriate for the operation of the I-70CH Facilities. Manager shall execute on behalf of I-70CH, as appropriate, any employee hiring, terminations, or other actions. Manager shall monitor and review all payroll functions for the I-70CH Facilities periodically.

(c)All personnel required to be employed directly by I-70CH under applicable licensure and reimbursement laws, regulations, and related requirements shall be employees or contractors of I-70CH (“I-70CH Personnel”) and not Manager, and shall be subject to I-70CH’s personnel policies. All wages, benefits and other payroll expenses related to I-70CH Personnel shall be included as part of Hospital Expenses. For the avoidance of doubt, the term I-70CH Personnel does not include any Senior Executives or any personnel of Manager, unless I-70CH first approves their addition at Hospital Expense.

(d)Manager shall administer and oversee the enforcement of personnel policies established in accordance with I-70CH’s contractual obligations, employment policies and the Strategic Plan and Budget in connection with hiring, managing, and discharging I-70CH Personnel.

(e)Subject to the terms of any applicable labor agreements binding  I-70CH or the I-70CH Facilities, including, without limitation, any collective bargaining agreements, Manager, as the

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authorized agent of I-70CH, shall (i) determine the staffing plans on behalf of I-70CH with respect to the number and qualifications of I-70CH Personnel required for the efficient and effective operation of I-70CH Facilities operations, and, (ii) in accordance with the Strategic Plan and Budget, implement wage scales, employee benefit packages and programs, in-service training programs, staffing schedules, and job descriptions for I-70CH Personnel, all in order to accomplish the policies established by I-70CH.

(f)           Manager is authorized to provide or arrange for cost effective employer self-insured employee benefits programs either through third parties or through an affiliate of Manager on behalf of the Hospital at Hospital Expense. Manager is authorized to sponsor such programs as necessary for their implementation.

4.3Training. Manager, in collaboration with I-70CH, shall assist in educational training programs for I-70CH Personnel designed to improve inpatient and case management, clinical documentation, departmental operations and such other matters as Manager may determine to be beneficial to the efficient operation of the I-70CH Facilities.

4.4Contracts. Manager shall assist the Senior Executives in negotiating and consummating agreements and contracts for and on behalf of the I-70CH Facilities in the name of I-70CH in the usual course of business, all in accordance with the Strategic Plan and Budget.

4.5Laws and Accreditations. Manager shall provide assistance in obtaining and maintaining, in I-70CH’s name, all licenses, permits, approvals and certificates of accreditation required for the operation of the I-70CH Facilities.

4.6Medical Records. Manager shall administer and oversee systems for the timely, accurate and efficient creation, filing, security, sharing among care givers and other lawful persons, and retrieval at the I-70CH Facilities, of all medical records, charts, and files, all in accordance with applicable law, the requirements of payors, the needs of effective risk management and compliance systems, and other best practices.

4.7HIPAA and Business Associate Agreement. The Parties hereby acknowledge and agree to enter into and comply with the Business Associate Addendum attached hereto, to evidence their compliance with privacy standards adopted by   the U.S. Department of Health and Human Services as they may be amended from time to time, 45 C.F.R. Parts 160 and 164, subparts A, D and E, the security standards adopted by the U.S. Department of Health and Human Services as they may be amended from time to time, 45 C.F.R. Parts 160, 162 and 164, subpart C , and the requirements of Title XIII, Subtitle D of the Health Information Technology for Economic and Clinical Health (HITECH) Act provisions of the American Recovery and Reinvestment Act of 2009, 42 U.S.C. §§ 17921-17954, and all its implementing regulations, when and as each is effective and compliance is required, as well as any applicable state confidentiality laws.

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4.8Support Services. Manager shall administer and oversee customary hospital support services, including, but not limited to, housekeeping, maintenance (including repair and maintenance of the interior and exterior of the I-70CH Facilities building, and grounds), janitorial, security and food services.

4.9Information Technology Systems and Records. Manager shall administer and oversee the maintenance and operation of accounting, auditing, budgeting, reimbursement, revenue cycle, payor reporting and reconciliation, electronic health record, computerized physician order entry, and other clinical service records and other information technology systems required for the efficient management of the I-70CH Facilities’ affairs and compliance with payor program requirements and/or contracts. Manager shall administer and oversee the preparation and maintenance of all books and records regarding operations and financial transactions pertaining to the I-70CH Facilities and shall ensure copies of such books and records are made available to the Governing Body or its designee upon request.

4.10Establishment of Operational Policies. Manager shall develop and implement I-70CH policies, procedures, and standards of operation, maintenance, pricing, and other matters affecting the I-70CH Facilities and the operation thereof, consistent with the Strategic Plan and Budget.

4.11Acquisition of Property. Manager shall be responsible for the oversight of acquisition of all personal property, equipment, supplies, and inventory as may be necessary to operate the I-70CH Facilities in accordance with (i) this Agreement, (ii) the Strategic Plan and Budget, (iii) applicable laws, rules, and regulations, and (iv) applicable standards and guidelines on accreditation promulgated by the Joint Commission or any other applicable accreditation organization. Manager shall have the right to utilize such personal property, equipment, supplies, and inventory at the I-70CH Facilities as Manager reasonably deems necessary and appropriate to fulfill its obligations hereunder.

4.12I-70CH Missions. Manager shall assist I-70CH in:

(a)Managing the linkage between the clinical programs and student and resident academic training programs; and

(b)Enhancing the I-70CH Facilities’ community service mission and engagement in community activities that educate, inspire, and improve the quality of life and overall health outcomes of the patient populations served by I-70CH.

4.13Public Relations. Manager shall implement such advertising, marketing and other activities as may be conducive to the efficient operation of the I-70CH Facilities, subject to the prior approval of the Management Committee for all new materials. Subject to the foregoing, from time to time, Manager shall engage in reasonable and lawful marketing and public relations activities designed to enhance the I-70CH Facilities’ image and reputation and to secure and maintain patients at the I-70CH Facilities.

4.14Liability Insurance. Manager shall obtain and/or maintain in effect, on I-70CH’s behalf and at I-70CH’s sole expense, throughout the term of this Agreement, such policies (or programs) of property/casualty coverage, public liability, professional liability and hazard insurance and other customary insurance coverage's in commercially reasonable amounts for and on behalf of the I-70CH

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Facilities as are designated by I-70CH and consistent with the Strategic Plan and Budget or, in the absence of such a specification, as Manager considers reasonable and prudent based on criteria generally used by Manager with respect to the hospitals owned or managed by Manager. I-70CH, Manager and the Senior Executives shall be covered under all such applicable policies (or programs). Additionally, Manager and the Senior Executives shall be named as additional insured's under I-70CH’s Directors’ and Officers’ liability, Errors and Omissions liability, professional liability and other insurance policies and the Senior Executives shall be insured under any such policies to the same extent as I-70CH’s other officers and directors.

4.15Indigent Care. Manager shall assure access to medical care for indigent persons at the I-70CH Facilities in accordance with I-70CH’s mission, the Strategic Plan and Budget and applicable law. Manager and I-70CH shall ensure that charity care at I-70CH Facilities is provided in a manner consistent with I-70CH’s policies in effect from time to time. Manager shall implement and administer on behalf of I-70CH appropriate agreements with governmental authorities concerning reimbursement for services provided to indigent and uninsured persons.

4.16Charges.

(a)Manager shall oversee the billing for services rendered by the I-70CH Facilities and the collection of all accounts due to the I-70CH Facilities in accordance with lawful Charge-master and collection policies developed by I-70CH pursuant to the Strategic Plan and Budget and each applicable third-party payor program or contract. I-70CH shall approve the Charge-master. Manager shall update I-70CH on all changes to the Charge-master as they may occur in the normal course of business. Manager shall be entitled to obtain, on behalf of, and at the expense of, I-70CH, the assistance of one or more collection agencies who shall be required to act in accordance with law and generally recognized practices for hospitals (such as the AHA Guidelines.)

(b)I-70CH shall maintain bank accounts (“I-70CH Accounts”) necessary for operations of the I-70CH Facilities and Manager shall cause to be deposited therein all receipts and money arising from operations of the I-70CH Facilities. It is anticipated that the Senior Executives appointed as Chief Executive Officer and designated Chief Financial Officer or designee of I-70CH, and such other individuals as are approved by the Governing Body from time to time, shall have the right to authorize disbursements from I-70CH Accounts on behalf of I-70CH in such amounts and at such times as the same are required, as addressed further below.

4.17Payment of Expenses. Provided I-70CH has sufficient funds, Manager shall timely and accurately pay on behalf of I-70CH, from funds generated by the I-70CH Facilities in the I-70CH Accounts, where and as due, and without delinquency or default, all proper debts, liabilities, costs, and expenses (“Expenses”) related to the ownership, management and operation of the I-70CH Facilities, including any taxes  and all  bills for goods delivered or services rendered to the I-70CH Facilities and all personal property, supplies, inventory and all other items necessary for operation of the I-70CH Facilities and to provide the Management Services described herein. Manager shall contest by appropriate and legal means, (but may not bring any lawsuit without complying with such guidelines and policies as are established from time to

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time by the Governing Body or the Management Committee) on behalf of I-70CH, any claims for payment asserted with respect to the I-70CH Facilities that Manager, in good faith, considers erroneous or improper.

4.18Agency. Within the scope of functions delegated to Manager hereunder and subject to other conditions set forth herein, Manager shall have the right to act and shall assist I-70CH as the agent and attorney-in-fact of I-70CH in the procuring of licenses, permits and other approvals, the payment and collection of accounts, and in all other activities necessary, appropriate, or useful to Manager in the carrying out of its duties. In performing such services, Manager shall comply with all applicable laws, regulations and requirements of governmental bodies.

4.19Elective Corporate-Based Consulting Services. If requested by I-70CH and agreed by Manager, Manager or its designees may provide as added elective consulting services (not included with Management Fees but paid instead under mutually agreed separate written agreements), corporate-based consulting services that are outside of the scope of the Management Services provided under this Agreement (“Consulting Services”). Manager will provide any such Consulting Services at market rates or such rates as may be mutually agreed to by the Parties, which rates shall be determined at the time such Consulting Services are requested.

4.20Compliance with Law and Professional Standards. In performing its services hereunder, and in all conduct related to this Agreement, Manager will comply with all applicable laws and with generally recognized professional standards for similar services within the hospital management industry.

5.Reports to I-70CH. For the purpose of keeping informed with respect to the operation of the I-70CH Facilities and Manager’s performance hereunder, Manager shall arrange for the preparation and delivery to the Governing Body or its designee the following:

5.1Financial Statements.

(a)Submit to the Governing Body quarterly unaudited financial statements of the I-70CH Facilities, containing a balance sheet and a statement of income, prepared in reasonable detail and in accordance with generally accepted accounting principles; and

(b)Annually, within one hundred twenty (120) days after the end of each fiscal year of the I-70CH Facilities, audited financial statements of the I-70CH Facilities (“Audited Financial Statements”), including a balance sheet, statement of income, and statement of changes in financial position, prepared in reasonable detail and in accordance with generally accepted accounting principles and accompanied by a report of the independent auditor of the I-70CH Facilities (selected by the Governing Body). The timing of audit submissions assumes I-70CH has paid audit fees in a timely manner.

5.2Strategic Plan and Budget. An annual updated Strategic Plan and Budget, to be delivered at least thirty (30) days prior to the beginning of each I-70CH Fiscal Year during the Term of this Agreement.

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5.3Reports. All reports deliverable hereunder shall be generated by Manager using the then-existing systems of I-70CH and delivery of such reports is conditioned upon the capability, availability, cooperation and access to, such I-70CH systems and personnel for Manager. Manager shall hold annual meetings with the Governing Body or its designee specified in writing to discuss the reports required by this Agreement.

6.Access to Reports and Communications. Each Party agrees to provide the other, promptly when received, with access to all material reports, other filings, and communications from governmental authorities or agencies having jurisdiction over the I-70CH Facilities.

7.Medical Staff, Quality of Care.

7.1Cooperation with Medical Staff. Manager shall reasonably cooperate and maintain liaisons with the medical staff of the I-70CH Facilities (collectively, the “Medical Staff”) and shall advise and assist the Medical Staff concerning procedural matters and standards and guidelines on accreditation promulgated by The Joint Commission or any other applicable accreditation organization. However, all medical, ethical, and professional matters, including control of and questions relating to the composition, qualifications, and responsibilities of the Medical Staff, shall be the responsibility of the Governing Body, the Credentialing Committee, and the Medical Staff of the I-70CH Facilities.

7.2Quality Assurance Program. Manager shall review and make recommendations regarding I-70CH’s existing Quality Assurance Program and QIIP and shall assist I-70CH with the implementation and administration of its Quality Assurance Program in accordance with applicable law.

7.3Medical Affairs Committee. In order to provide a forum for communication among representatives of the Medical Staff and to ensure compliance with I-70CH’s Quality Assurance Program, Manager shall assist I-70CH in the implementation and administration of a Medical Affairs Committee that shall consist of a designated senior officer of I-70CH, physicians appointed by the Medical Staff, persons designated by the Governing Body or its designee, and one additional person designated by Manager. The Medical Affairs Committee, if and when implemented, would meet quarterly, or as needed, keep minutes of its meetings, and have the following suggested duties:

(a)to ensure that acceptable medical, ethical, and professional standards are attained within the I-70CH Facilities;

(b)to assist in implementation of the Quality Assurance Program so that the quality of health care provided at the I-70CH Facilities may be measured objectively;

(c)to ensure that all patients admitted to the I-70CH Facilities or treated as outpatients receive quality patient care;

(d)to provide a forum for discussion of problems of a medical- administrative nature;

(e)to assist the Governing Body and Manager in ensuring compliance with federal, state, and local requirements; and

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(f)to act in an advisory capacity in the implementation of quality of care policies adopted by the Governing Body or the Medical Staff.

8.Laws; Licenses; Reimbursement Programs; Accreditation.

8.1Compliance with Law. In performing services hereunder and in all other actions related to this Agreement, Manager and all personnel of Manager shall comply with applicable federal, state, and local laws, rules, and regulations relating to the I-70CH Facilities or Manager’s Management Services, including without limitation all agencies having jurisdiction over health care services, billing, labor/employment, taxation, environmental compliance, antitrust, or physical facility compliance. Manager shall assist I-70CH to operate the I-70CH Facilities so that it maintains all necessary licenses, permits, consents, and approvals from all governmental agencies that have jurisdiction over the operation of the I-70CH Facilities. Manager shall not be obligated to I-70CH for failure of the I-70CH Facilities to comply with any such laws, rules, and regulations or for failure of the I-70CH Facilities to maintain any such licenses, permits, consents, and approvals, to the extent that the failure is due to financial limitations of the I-70CH Facilities or to the design or construction of the I-70CH Facilities, or is attributable to acts, errors or omissions of I-70CH or its agents (other than Manager or Manager’s employees or contractors).

8.2Compliance for Charges for Services. Manager shall oversee compliance with all laws, regulations and payer contract or program requirements concerning coding, billing, charging, collecting and reporting on fees received for services of or provided in the I-70CH Facilities.

8.3Accreditation. Manager shall use its commercially reasonable efforts to manage the I-70CH Facilities in the manner necessary to maintain accreditation by The Joint Commission or any other similar applicable accreditation organization.

8.4No Violation. Neither I-70CH nor Manager shall knowingly cause or permit any action that shall (i) cause any governmental authority having jurisdiction over the operation of the I-70CH Facilities to institute any proceeding for the rescission, suspension, or revocation of any license, permit, consent, or approval; (ii) cause the Joint Commission or any other similar applicable accreditation organization to institute any proceeding or action to revoke its accreditation of the I-70CH Facilities; (iii) cause a termination of, or adversely affect, I-70CH’s participation in Medicare, Medicaid, Blue Cross, or any other public or private medical payment program; or (iv) cause I-70CH to violate or default under any of its legal obligations under debt financings. I-70CH, and not Manager, shall bear sole responsibility for non-compliance with this section if non-compliance was due to insufficient funds or acts, errors or omissions by I-70CH Personnel.

9.Limitations on Manager’s Exercise of Duties.

9.1Limitations on Manager’s Exercise of Duties.

(a)Except as contemplated by the Strategic Plan and Budget or as the Governing Body or its designee may specifically authorize in writing from time to time, Manager shall not have the

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authority to undertake the following, on I-70CH’s behalf, without the advance written consent of the Governing Body (or its designee authorized in writing):

(1)Purchase capital assets or incur expenses (other than consistent with the Strategic Plan and Budget) in excess of $50,000 or such higher amount as may be authorized by I-70CH.

(2)Incur debt on behalf of I-70CH;

(3)Encumber I-70CH property, or sell or dispose of any material assets having a value in excess of $25,000;

(4)Approve or undertake any other matters required by law to be approved by I-70CH’s Governing Body;

(5)File or settle litigation;

(6)Grant any person any rights with respect to ownership of, or limiting the activities of, the I-70CH Facilities; or

(b)Except as set forth in the Strategic Plan and Budget, I-70CH shall have the ultimate authority to decide, in its sole and absolute discretion, whether to approve, disapprove or undertake any of the above listed items.  However, I-70CH agrees to consult and cooperate with Manager in good faith concerning any decisions related to the above listed items. The following list includes general items that require Board approval:

1.Adopting or amending employee equity and benefit plans

2.Hiring or firing senior officers or key employees

3.Entering into employment agreements, or amending the terms of employment, for senior officers

4.Borrowing or lending money

5.Adopting an annual budget

6.Entering into agreements of material importance to the corporation (e.g., financing agreements, material license agreements and leases)

7.Any expenses of greater than $50,000.00 (Fifty Thousand Dollars)

10.Defense of Claims; Exculpation.

10.1I-70CH.

(a)I-70CH agrees to indemnify, defend and hold harmless Manager, including its “advisors” (selected by Manager and accepted by I-70CH), affiliates, subsidiaries, successors and assigns, and

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any employee, agent, officer, director, shareholders, manager, representative, attorney, or independent contractors, including but not limited to Senior Executives and their employer and its affiliates (together, the “SE Employer”), and direct or indirect equity holder of Manager, and any person who controls Manager (any or all of the foregoing hereinafter a “Manager Indemnified Person”), from and against any losses, damages, liabilities, deficiencies, claims, actions, suits, proceedings, judgments, settlements, interest, awards, penalties, fines, costs, or expenses (including reasonable attorneys’ fees and costs of defense), joint or several, of any kind or nature whatsoever (collectively, “Claims”) that may be incurred by or asserted against Manager or a Manager Indemnified Person (whether or not Manager or a Manager Indemnified Person is party to such Claims) to the extent they result from, arise out of, or are in any way related to, the following, in each case as finally determined by an arbitrator:

(1)the breach or non-fulfillment or violation by I-70CH or any of its Representatives of any of the covenants, duties, obligations, representations or warranties of I-70CH set forth in this Agreement;

(2)any actions or omissions of I-70CH or its affiliates, subsidiaries, successors, assigns, employees, agents, officers, directors, managers, advisors, representatives, attorneys, independent contractors (respectively, “Representatives,” but for the avoidance of doubt specifically excluding Manager, SE Employer and Manager Indemnified Persons), including without limitation actions or omissions arising out of the negligence, gross negligence, recklessness, or willful misconduct of I-70CH or its Representatives  related to this Agreement;

(3)any failure by I-70CH or any of its Representatives to comply with any applicable federal, state or local laws, regulations or codes in the performance of its obligations under this Agreement;

(4)Manager’s or any Manager Indemnified Person’s involvement in, in any manner including without limitation the management of, oversight of or operation of, the I-70CH Facilities or any other errors, actions or omissions of Manager or any Manager Indemnified Person;

(5)any claim which is brought or asserted by third parties against Manager or any Manager Indemnified Person relating to this Agreement or I-70CH’s ownership or operation of the I-70CH Facilities, including without limitation the use of any real or tangible property in connection with the I-70CH Facilities; or

(6)any bodily injury, death of any person or damage to real or tangible property caused by the acts or omissions of I-70CH or any of its Representatives.

(b)Furthermore, I-70CH agrees to reimburse Manager, as incurred and upon demand by Manager, for legal or other expenses reasonably incurred by Manager or a Manager Indemnified Person in connection with investigating, defending or preparing to defend any such Claims

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(including without limitation in connection with the enforcement of the indemnification obligations set forth herein), whether or not Manager or any Manager Indemnified Person is a party to any Claims out of which any such expenses arise and whether or not such Claims are brought by I-70CH, its Representatives or any other person or entity.

(c)However, I-70CH shall not be obligated under the foregoing indemnity agreement in respect to any Claims (a) to the extent such Claims resulted in whole or in part from the gross negligence, willful misconduct or fraud of Manager or a Manager Indemnified Person; (b) by one Manager Indemnified Person against another relating to activities of such parties pursuant to the Agreement; or (c) arising from (i) felony criminal activity that any Senior Executive or Manager Indemnified Person directly participated in or (ii) other acts indemnifiable by Manager, in each such case (other than with respect to felony criminal acts), as finally determined by an arbitrator.

(d)The reimbursement and indemnity obligations of I-70CH under this Agreement shall be in addition to any liability I-70CH may otherwise have; shall extend upon the same terms and conditions to the Manager Indemnified Persons, and shall be binding upon and inure to the benefit of any successors, assigns, heirs, and personal representatives of I-70CH, or of Manager or any Manager Indemnified Persons.

10.2Manager. Manager shall indemnify, defend, and hold harmless I-70CH including its affiliates, subcontractors, successors and assigns and any employee, agent, officer, director, manager, representative, attorney or independent contractor (“I-70CH Indemnified Persons”) against any Claims (including reasonable attorneys’ fees and costs of defense) to the extent that they result from the felony criminal acts that Manager Indemnified Persons directly participated in, willful misconduct, gross negligence or fraud of Manager, in each such case (other than with respect to felony criminal acts which shall require final judgment by a court of competent jurisdiction (not subject to further appeal)), as finally determined by an arbitrator. A Manager Indemnified Person shall not be liable for any act or omission of any other Manager Indemnified Person other than its own officers, directors, employees and subcontractors. In addition, Manager shall not be obligated under the foregoing indemnity agreement in respect to any Claims (a) to the extent such Claims resulted in whole or in part   from the gross negligence, willful misconduct or fraud of I-70CH or a I-70CH Indemnified Person (b) by one I-70CH Indemnified Person against another relating to activities of such  parties pursuant to the Agreement; or (c) arising from (i) felony criminal activity that  any I-70CH Indemnified Person directly participated in or (ii) other acts indemnifiable by I-70CH, in each such case (other than with respect to felony criminal acts) as finally determined by an arbitrator. The Manager Indemnified Persons shall not be liable for any act, error, omission or delay taken at the specific direction or with the express approval of the Governing Body to take action or the failure of the Governing Body to take action.

10.3Procedure.

(a)In the event that any Party hereunder shall receive any notice of any claim or proceeding against said Party in respect to which indemnity may be sought under this Agreement, the said Party (“Indemnitee”) shall give the Party upon whom   a claim could be made under this

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Agreement (“Indemnitor”) written notice of such loss, liability, claim, damage, or expense and the Indemnitor shall have the right to contest and defend any action brought against the Indemnitee based thereon, and shall have the right to contest and defend any such action in the name of the Indemnitee at the Indemnitor’s own expense; provided, however, that if the Indemnitor shall fail to assume the defense and notify the Indemnitee of the assumption of the defense of any such action within ten (10) days of the giving of such notice by the Indemnitee, then the Indemnitee shall have the right to take any such action as it reasonably deems appropriate to defend, contest, settle, or compromise any such action or assessment and claim indemnification as provided herein; provided, however, that no Party shall settle any such action without the consent of the other applicable Party (which consent shall not be unreasonably withheld) unless such settlement involves only the payment of money and the claimant provides the Indemnitee a release from all liability in respect of such claim. If the Indemnitor defends any action for which indemnification is claimed, the Indemnitee shall be entitled to participate at its own expense in the defense of such action; and further, provided, however, that the Indemnitor shall bear the fees  and expense of the Indemnitee’s counsel only if (i) the engagement of such counsel is specifically authorized in writing by the Indemnitor, (ii) the Indemnitor is not adequately prosecuting the defense in good faith, or (iii) the named parties to such action include both the Indemnitor and the Indemnitee and there exists a conflict or divergence of interest between such parties which renders it inappropriate for counsel selected by the Indemnitor to represent both of  such parties. The Indemnitor shall not be liable for any settlement of any claim, action, or proceeding effected without its written consent. No Party shall recover an amount in excess of the actual damages incurred.

(b)Notice of all claims as required by this Agreement shall be promptly provided as to (i) the nature of any claim; or (ii) the commencement of any suitor proceeding brought to enforce any claim. In the event of failure to provide such notice or in the event that Indemnitee shall fail to cooperate fully with the Indemnitor in the Indemnitor’s defense of any suit or proceeding, the Indemnitor shall be released from some or all of its obligations with respect to that suit or proceeding to the extent that the failure of notice or cooperation actually and materially adversely affected the Indemnitor’s defense of such claims.

10.4Indemnification of Senior Executives. In addition to, and without limiting the indemnification described above, I-70CH shall indemnify the Senior Executives who will be acting as officers of I-70CH to the same extent and subject to the same conditions as the most favorable indemnification it extends to its officers or directors, whether under I-70CH's charter, bylaws, by contract or otherwise.

10.5Exculpation of Senior Executives and SE Employer. Though the Senior Executives may continue to be employed by and associated with the Manager or SE Employer and its affiliates while providing services described hereunder, with respect to I-70CH and I-70CH, the Senior Executives shall serve at the pleasure and direction of the Manager and/or Governing Body and neither the SE Employer, any Senior Executive nor any of their respective affiliates shall have any liability to I-70CH or I-70CH for any acts or omissions of the Senior Executives, notwithstanding that SE Employer may receive compensation from Manager for making the Senior Executives available to serve in such capacity (and I-70CH and I-70CH expressly waive

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and agree not to assert any claim of respondent superior or similar legal theory which might otherwise hold SE Employer or its affiliates liable for the acts or omissions  of the Senior Executives), except to the extent that any such Claims result primarily and directly from such Senior Executive’s felony criminal acts, willful misconduct, gross negligence or fraud in each such case (other than with respect to felony criminal acts which shall require final judgment by a court of competent jurisdiction (not subject to further appeal)), as finally determined by an arbitrator.

11.Access to Records.

11.1Access to Records.

(a)Manager shall provide to the Governing Body, I-70CH’s auditors and accountants, I-70CH’s fiscal intermediaries, and accountants and agents for the Medicare and Medicaid programs or any other governmental authority exercising legal and appropriate authority, access to all lawfully required records for a period of seven (7) years after the furnishing of services under this Agreement.

(b)Until the expiration of four (4) years after the furnishing of Management Services pursuant to this Agreement, the Parties shall, upon written request, make available to the Secretary of Health and Human Services (the “Secretary”) or the Comptroller General, or their duly authorized representative(s), contract, books, documents, and records related to this Agreement and necessary to verify the nature and extent of the cost of such Management Services. If any Party carries out any of its obligations under this Agreement by means of a subcontract with a value of $100,000 or more, that Party agrees to include this requirement in any such subcontract. The availability of books, documents, and records shall be subject at all times to all applicable legal requirements, including without limitation such criteria and procedures for seeking and obtaining access that may be promulgated by the Secretary by regulation. Neither Party shall be construed to have waived any applicable attorney-client privilege by virtue of this Section.

11.2Exercise of Right of Access. The foregoing rights of access shall be exercisable through a written request, upon which Manager and its subcontractors shall give access to the above contracts, books, documents, and records from time to time during reasonable business hours.

12.Management Fee.

12.1Management Fees. In consideration for the Management Services provided by Manager under this Agreement, I-70CH shall pay Manager as follows (collectively, the “Management Fees”):

(a)A total annual base fee (the “Base Fee”) equal to Twelve Percent (12%) of all collected cash revenues for each fiscal year of this agreement.  Manager will be paid the Management Fee on a weekly basis for the preceding week’s total cash and settlements collected from all sources. Manager is authorized to withdraw this fee on a weekly basis and will present an invoice concurrently, based on the preceding week's collected settlement reports. However, Manager

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must first ensure Hospital payroll is met as its’ highest priority before cash is withdrawn to pay Manager’s fees. If funds are insufficient to cover all or part of Manger’s fees, the balance due will be deferred as owed but carried as a deferred expense due Manager. When, in Manager’s best business judgement, sufficient funds become available to pay off all or part of fees incurred and still owing, Manager will pay down all or part of the balance of fees owed using prudent business judgement and discretion. In no case shall Manager forgive fees due for management services rendered.

(b)An incentive or success fee (the “Incentive Fee”) to be negotiated based on the achievement of certain mutually agreed milestones.

(c)IT support and EMR services are not included in the management fee and will be offered to I-70CH by separate agreement.

12.2Arm’s Length Transaction. The Parties have negotiated the Management Fees at arm’s length, assisted by professional financial advisers. They believe that the management fees are consistent with fair market value and comply with law.

13.Breach. In the event of a breach of any obligation or covenant under this Agreement, other than the obligation to pay money (which shall have a thirty (30) day cure period), the non-breaching Party may give the breaching Party written notice of the specifics of the breach, and the breaching Party shall have sixty (60) days (the “Cure Period”) in which to cure the breach; provided, that for any non-monetary defaults reasonably requiring greater than ninety (90) days to cure, the breaching Party shall not be in default so long as the breaching Party commences to cure such default within the required sixty (60) days and diligently prosecutes  such cure to completion thereafter. Only if the breach is not cured within said Cure Period shall the non-breaching Party be entitled to pursue any remedies it may have by reason of the breach.  A waiver of any breach of this Agreement shall not constitute a waiver of any future breaches of this Agreement, whether of a similar or dissimilar nature.

14.Term. The term of this Agreement (“Term”) shall commence and be deemed effective as of the Effective Date, and continue for an initial ten (10) year period, and shall automatically renew for one (1) additional five (5) year period unless a Party provides at least one hundred eighty (180) days prior written notice of nonrenewal to the other party. Thereafter, this Agreement may be renewed upon prior written agreement of the Parties. Any renewal periods shall be deemed a part of the Term.

In the event of and regardless of a Change of Control or merger or sale of the Hospital, this Management and Administrative Service Agreement will be assigned and assumed by the new owner or controlling entity as part of the transaction or event and continue in full force and effect through the end of the term and renewals.  iHealthcare Inc reserves all rights to this agreement in the event of such an occurrence.

15.Dispute Resolution and Remedies.

15.1Resolution by Management. The Parties’ respective management teams shall attempt, in good faith, to privately and confidentially resolve any dispute, controversy or claim arising under this

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Agreement (a “Dispute”). In the event the Parties are unable to resolve the Dispute after negotiating in good faith for thirty (30) days following written notice of the Dispute served on a Party, either Party may refer such Dispute to I-70CH and the CEO of Manager for resolution.

15.2Arbitration. IF A DISPUTE ARISES, THE PARTIES WILL: (a) RESOLVE ALL DISPUTES BY BINDING ARBITRATION HELD IN MIAMI-DADE COUNTY, FLORIDA BEFORE A SINGLE ARBITRATOR FROM JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (“JAMS”); AND (b) WAIVE ANY RIGHT TO CIVIL TRIAL BY JUDGE OR JURY.  Notwithstanding the foregoing, all claims alleging violation of this agreement, restrictive covenants, mishandling of Confidential Information, or transgression of intellectual property rights, shall be subject to the exclusive jurisdiction, in Miami, Florida, of either the Florida state courts or the US District Court.  Before accepting appointment, the arbitrator shall agree: (a) that the arbitrator’s award shall be made within nine (9) months of the filing of a notice of intention (or demand) to arbitrate  (but it may be extended by written agreement of the parties); (b) to base any decision or award on governing law; (c) to not award punitive or other damages that are not measured by the prevailing party’s actual damages, except as may be required by statute; and (d) to issue an award in writing within ten (10) days of concluding the presentation of evidence and briefs.  Judgment may be entered in any court having jurisdiction thereof.  The prevailing party shall be entitled to recover from the other party its costs and expenses, including reasonable attorney’s fees.

15.3LIMITATION OF LIABILITY.  NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES, NOR THE COST OF PROCURING SUBSTITUTE ITEMS OR SERVICES, ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES.  IN NO EVENT WILL MANAGER BE LIABLE TO CLIENT FOR SPECIAL OR CONSEQUENTIAL DAMAGES ARISING FROM THE PROVISIONS AND THE PERFORMANCE OF SERVICES BY MANAGER UNDER THIS AGREEMENT, EVEN IF MANAGER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. FURTHER, THE TOTAL LIABILITY OF MANAGER UNDER THIS AGREEMENT, FOR ANY AND ALL CAUSES, WILL BE LIMITED, AND MANAGER’S TOTAL LIABILITY WILL NEVER EXCEED THE SUM OF TWENTY PERCENT [20%] OF ONE (1) MONTH AVERAGE MANAGEMENT FEES.

EXCEPT AS PROVIDED HEREIN, MANAGER DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED [EITHER IN FACT OR BY OPERATION OF LAW], WITH RESPECT TO ANY ITEM OR SERVICE PROVIDED HEREUNDER, INCLUDING BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY, TITLE, NON-INFRIGEMENT, OR FITNESS FOR A PARTICULAR PURPOSE OR ANY WARRANTY ARISING FROM CONDUCT, COURSE OF DEALING, CUSTOM, OR USAGE IN TRADE. No claim against MANAGER of any kind under any circumstances will be filed more than one year after I-70CH knows of, or in the exercise of reasonable care, could know of, such claim or an act or omission of MANAGER that would give rise to such a claim.

15.4Remedies. The arbitrator may grant as remedies in connection with an outstanding Dispute: (a) a required Corrective Action Plan for Manager’s performance of the Management Services, (b) specific performance of this Agreement, (c) full payment by I-70CH to Manager in accordance with the terms hereof, (d) a modification to the Performance Targets; (e) monetary indemnification in accordance with

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the terms hereof, and/or (g) any other lawful and appropriate remedy, including termination of this Agreement.

15.5Exclusive Process. Except as otherwise set forth herein, the procedure set forth in this Section 15 shall be the Parties’ exclusive process for resolution of all Disputes.

16.Termination. This Agreement may be terminated prior to the expiration of the Term only as follows, and any such termination shall not affect any rights or obligations arising prior to the effective date of termination:

16.1Termination for Material Breach.

(a)Notwithstanding any provision contained herein, however, Manager shall not be liable to I-70CH and shall not be deemed to be in breach of this Agreement for  the failure to perform any or all obligations to be performed by Manager pursuant to this Agreement, to the extent such failure results from (i) governmental intervention, (ii) labor dispute, (iii) law, regulations, rules or reimbursement rules or policies that actually prevent such performance, (iv) any other action or force majeure or event which is beyond the reasonable control of Manager, or (v) any failure by I-70CH to perform, fund or meet any of I-70CH’s obligations hereunder; and provided that Manager shall nevertheless be obligated duly to perform hereunder to the extent such performance remains feasible.

16.2Bankruptcy Insolvency. Manager shall be entitled to file a UCC for unpaid Management Fees. Manager may terminate this Agreement upon ten (10) days written notice to I-70CH in the event I-70CH (or I-70CH’s sponsoring entity)  becomes insolvent or fails to pay, or admits in writing its inability to pay, its debts as they  mature; or a trustee, receiver or other custodian is appointed for such other party for all or a substantial part of such person’s property and is not discharged within sixty (60) days of appointment;  or any bankruptcy reorganization, debt, arrangement, or other proceeding under  any bankruptcy or insolvency law or any dissolution or liquidation proceeding is instituted by or against such person and if instituted against such person’s is consented to or acquiesced in by such person or remains un-dismissed for sixty (60) days following the original filing; or any warrant or attachment is issued against any substantial portion of the property of such person which is not released within sixty (60) days of service; and I-70CH may likewise terminate if   any of the foregoing occurs with regard to Manager or iHealthcare Management II Company and this substantially impairs Manager’s ability to perform its obligations under this Agreement.

17.Effects of Termination. The termination of this Agreement for any reason shall be without prejudice to any payments or obligations which may have been earned and accrued or become due to any Party hereunder prior to the date of termination. Notwithstanding anything to the contrary herein, the following provisions shall survive any termination hereof: Sections 10 (Defense of Claims), 11 (Access to Records), 12 (Management Fee), 15 (Disputes), 19 (Representation and Warranties) and 21 (Miscellaneous). In the event this Agreement is terminated for any reason, I-70CH shall pay to Manager all unpaid fees then due.

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18.Transition Services. In the event of termination of this Agreement prior to expiration for any reason other than insolvency or bankruptcy of I-70CH, upon request of I-70CH, Manager shall be obligated to continue to provide I-70CH with the Management Services described herein for a period of up to one hundred twenty (120) days after such termination or expiration of this Agreement (the “Transition Period”), and during such Transition Period: (a) Provided  I-70CH shall continue to compensate Manager in accordance with this Agreement, (b) Manager shall fully cooperate in order to ensure the orderly and efficient transfer of its functions hereunder to I-70CH and/or another service provider; (c) Manager shall fully cooperate in order to ensure no disruption to patient care functions; and (d) the Parties shall cooperate in order to resolve any outstanding operational, financial, legal or other matters arising (including audits) from the period in which this Agreement was in effect.

19.Representations and Warranties.

19.1Manager. As of the Effective Date, Manager represents and warrants to I-70CH as follows:

(a)Manager is a Florida company duly organized, validly existing, and in good standing under the laws of the State of Florida.

(b)Manager has full authority to enter into and perform this Agreement, and the signature of Manager’s representative at the end hereof signifies that this Agreement has been duly authorized, executed and delivered and represents a legal, valid and binding agreement enforceable against Manager in accordance with its terms (subject only to customary limitations on the enforceability and availability of remedies in accordance with principles of law and equity).

(c)The execution, delivery and performance of this Agreement by Manager does not (i) require any consent, waiver, approval, license or authorization of any person or public authority which has not been obtained and is not presently in effect; (ii) to the knowledge of Manager, violate any provision of law applicable to Manager; or (iii) conflict with or result in a default under, or create any lien upon any of the property or assets of Manager under, any agreement or instrument; or (iv) violate any judicial or administrative decree, contract, or other legal obligation to which Manager is subject or by which any of its assets are bound.

(e)There is no civil, criminal or administrative action, suit, demand, claim, hearing, proceeding or investigation pending or, to Manager’s knowledge threatened against Manager that may materially delay or interfere with its entering into and fully and duly performing this Agreement.

(f)Neither Manager nor, to the knowledge of Manager, any Manager personnel (including any Senior Executive) is a person excluded or barred from the Medicare or Medicaid programs.

19.2I-70CH. As of the Effective Date, I-70CH represents and warrants to Manager as follows:

(a)I-70CH is a for-profit corporation duly organized, validly existing, and in good standing under the laws of the State of Florida.

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(b)I-70CH has full authority to enter into and perform this Agreement, and the signature of I-70CH’s representative at the end hereof signifies that this Agreement has been duly authorized, executed and delivered and represses a legal, valid and binding agreement enforceable against I-70CH in accordance with its terms (subject only to customary limitations on the enforceability and availability of remedies in accordance with principles of law and equity).

(c)The execution, delivery and performance of this Agreement by I-70CH does not (i) require any consent, waiver, approval, license or authorization of any person or public authority which has not been obtained and is not presently in effect; (ii) violate any provision of law applicable to I-70CH; or (iii) conflict with or result in a default under, or create any lien upon any of the property or assets of I-70CH under, any agreement or instrument; or (iv) violate any judicial or administrative decree, contract, or other legal obligation to which I-70CH is subject or by which any of its assets are bound.

(d)There is no civil, criminal or administrative action, suit, demand, claim, hearing, proceeding or investigation pending or, to I-70CH’s knowledge threatened against I-70CH that may materially delay or interfere with its entering into and fully and duly performing this Agreement.

20.Miscellaneous.

20.1Non-Solicitation. During the Term hereof and for a period of two  (2)  years after its expiration or termination for any reason I-70CH, on behalf of itself and its subsidiaries and affiliates and any person which may acquire all or substantially all of its assets agrees that, until two (2) years subsequent to the termination of this Agreement, it will not solicit, recruit, hire or otherwise engage any Senior Executive or other employee of the Manager or SE Employer that provided services to I-70CH or Manager relating to I-70CH while employed by SE Employer or its affiliates (“SE Employer Solicited Person”).

20.2Public Statements. Manager shall be authorized to make public statements about I-70CH, services provided and its relationship hereunder.

20.3Use of I-70CH Name. Manager may use the I-70CH or I-70CH Hospital names in a manner reasonably necessary or conducive to performing its services hereunder.

20.4Reimbursable Expenses. During the Term, Manager shall be promptly reimbursed for all reasonable expenses (to the extent of and pursuant to I-70CH’s expense reimbursement policy for other personnel and contractors) incurred by Manager or third parties Manager contracts with in connection with the provision of the Management Services hereunder (e.g., Senior Executives), including, but not limited to transportation, lodging, meals, travel and office expenses upon submission to I-70CH of invoices. Any such expenses, subject to this section, shall require prior approval by I-70CH to be eligible for reimbursement.

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20.5Notices. All notices, requests, demands and other communications  required or permitted to be given pursuant to this Agreement must be in writing and shall be (i) delivered to the appropriate address by hand, by nationally recognized overnight service (costs prepaid); (ii) sent by facsimile or email, or (iii) sent by registered or certified mail, return receipt requested, in each case to the following addresses, facsimile numbers or email addresses and marked to the attention of the person (by name or title) designated below (or to such other address, facsimile number, email address or person as a Party may designate by notice delivered to the other Party in accordance with this Section:

Manager:Executive Vice President

iHealthcare Management II Company

                            3901 SW 28th Street 2nd Floor

                            Miami, FL, 33142

I-70CH:                I-70 Community Hospital

                             105 Hospital Drive

                             Sweet Springs, Missouri 65351

All notices, requests, demands and other communications shall be deemed have been duly given (as applicable): (A) if delivered by hand, when delivered by hand; (B) if delivered by UPS, Federal Express, DHL or other nationally-recognized overnight delivery service, when delivered by such service; (C) if sent via registered or certified mail, three (3) Business Days after being deposited in the mail, postage prepaid; or (D) if delivered by email or facsimile, when transmitted if transmitted with confirmed delivery.

20.6Severability. If any clause or provision of this Agreement  is  determined by a governmental body or a court having jurisdiction thereof to be illegal, invalid, or unenforceable under any present or future law, then the Parties agree that the remaining provisions of this Agreement that reasonably can be given effect apart from the illegal or unenforceable provision shall continue in effect and there shall be substituted for such invalid or unenforceable provision a provision as similar as is feasible and yet would be lawful.

20.7Expenses. Except as otherwise expressly provided herein, each Party will bear its own legal, accounting, and other fees and expenses relating to the negotiation and preparation of this Agreement and the transactions contemplated hereby.

20.8Public Announcements. The time and content of any announcements, press releases, or other public statements concerning this Agreement and the transactions described herein will be determined by a process agreed to by the Parties.

20.9Waiver. No failure on the part of any party hereto to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other rights, power or remedy.

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20.10Captions. The captions or titles of the sections herein have been included for convenience only and shall not be considered as part of this Agreement.

20.11Counterparts. This Agreement may be signed in counterparts, each of which shall be deemed an original. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (“pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

20.12Force Majeure. Manager shall not be deemed to be in violation hereunder for failure to perform any obligation contained in this Agreement or for any incomplete performance hereunder for the time of and to the extent that such failure or incomplete performance is occasioned by any cause or causes beyond the control of Manager, including, but not limited to, delays or failure in performance or non-performance or interruption of services resulting directly or indirectly from acts of God, Acts of War (including Terrorist activities), civil disorders, vandalism, fires, floods, weather, electrical failures, postal delays, inability to procure materials, sabotage, restrictive governmental laws or regulations, labor actions or shortages, criminal activity of third parties,  loss of internet connectivity or incomplete or inaccurate data input as supplied by I-70CH.

20.13Consents. Whenever under this Agreement provision is made for either Party’s securing the consent or approval of the other, such consent or approval shall be in writing and (except as otherwise provided herein) shall not be unreasonably withheld, delayed, or conditioned.

20.14Binding Effect; Assignment. This Agreement is binding on, and is for the benefit of I-70CH and Manager and their successors, assigns, and legal representatives (and Manager; iHealthcare Management II Company). A Party shall not assign its rights or delegate its obligations under this Agreement without the prior,  written consent of the other Party; provided, that, Manager may (upon written notice to I-70CH) assign this Agreement to an affiliate of Manager, and/or to subcontract with any other parties for the performance of various aspects of its obligations hereunder, provided  that Manager shall (a) adequately inform such subcontractors of their obligations hereunder, (b) ensure that they fully comply herewith, and (c) remain fully responsible for the performance of any such assignee and/or subcontractor.

20.15Governing Law. This Agreement shall be governed and construed according to the laws of the State of Florida, without giving effect to any choice or conflict of law provision or rule thereof.

20.16Further Assurance. Each Party agrees to execute and deliver to the other such additional instruments, certificates, and documents as the requesting Party may reasonably request in order to assist the requesting Party in obtaining the rights and benefits to which such Party is entitled hereunder.

20.17Third Party Beneficiaries. The Manager Indemnified Persons, I-70CH Indemnified Persons, the Senior Executives and SE Employer are express third party beneficiaries of the provisions of this Agreement that relate to them.

20.18    Entire Agreement. This Agreement (including exhibits and schedules) contain the entire agreement of the Parties with respect to the matters set forth herein and supersede all prior negotiations and

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agreements, whether oral or written, concerning the subject matter hereof, all of which are merged in this Agreement.

20.19   Amendment and First Right of Refusal. This Agreement sets forth the entire understanding and agreement among the parties hereto with reference to the subject matter hereof and may not be modified, amended, discharged or terminated except by a written instrument signed by the parties hereto. First Right of Refusal:  Landlord/Owner hereby grants to iHealthcare (iHCC) a first right of refusal to purchase the hospital property and real estate during the term and any extensions of this Management and Administrative Services Agreement.  If Landlord/Owner shall desire to sell the hospital property and real estate, and receives a bona fide offer to purchase, Landlord/Owner shall give iHealthcare written notice of Landlord/Owner intention to sell Landlord/Owner interest in the hospital property and real estate as contained in said offer to purchase. Such notice (Landlord/Owner Notice) shall state the terms and conditions under which Landlord/Owner intends to sell its interest. For Sixty (60) business days following the giving of such notice, iHealthcare shall have the option to purchase the Landlord/Owner interest as stated in the Landlord/Owner Notice.  A written notice in substantially the following form, addressed to Landlord/Owner and signed by iHealthcare, within the period for exercising the Option, shall be an effective exercise of iHealthcare Option to Purchase.

20.20Manager; iHealthcare Management II Company. In consideration for the potential benefits to iHealthcare Management II Company, as sole member or ultimate parent of Manager to be derived from the management fees and other benefits secured by Manager hereunder, iHealthcare Management II Company hereby agrees fully to ensure that Manager duly and timely fulfills its performance obligations, financial obligations, indemnification obligations, and other obligations, under this Agreement. I-70CH retains Manager as the sole and exclusive executive group and management agent during the term of this Agreement.

                                                                    [Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of January 7, 2019.

CAH Acquisition Company 6, LLC D/B/A I-70 Community Hospital:

By: /s/ Jorge Perez

Name: Jorge Perez

Title: Chairman, Hospital Governing Body

Manager - iHealthcare Management Company

By: /s/ Noel Mijares

Name: Noel Mijares

Title:     Chief Executive Officer

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MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT

Lauderdale Community Hospital

THIS MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT (this “Agreement”) is entered into as of the 7th day of January 2019, by and among CAH Acquisition Company 11, LLC D/B/A Lauderdale Community Hospital (“LCH”), a Delaware Limited Liability Company, and iHealthcare Management II Company, a Florida Corporation (“Manager”). LCH and Manager are sometimes referred to herein individually as a “Party” or collectively as the “Parties.”

WITNESSETH:

WHEREAS, LCH owns and operates an acute general medical and surgical hospital (the “LCH Facilities”) located on the medical campus with a principal address of 326 Asbury Avenue, Ripley, Tennessee 38063;

WHEREAS, Manager is a Hospital Management Company;

WHEREAS, Manager has demonstrated expertise and a track record of successfully managing and improving the performance of hospitals serving rural communities;

WHEREAS, LCH desires that Manager provide services to administer, supervise, and manage, and Manager desires to administer, supervise, and manage, the operations of the LCH Facilities on behalf of LCH commencing on January 7, 2019 (the “Effective Date”) on the terms and conditions set forth hereinafter, in furtherance of and consistent with LCH’s mission:

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements, covenants and promises hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the Parties hereto agree as follows:

1.Retention of Manager. Subject to the terms and conditions of this Agreement, as of the Effective Date, LCH hereby retains and appoints Manager to manage the LCH Facilities on behalf of LCH. Manager shall provide, at Manager’s sole expense and determination, all necessary corporate administration, shared services, legal services, compliance, hospital employee benefits program sponsorship, general business infrastructure and support necessary for Manager’s performance under this agreement. During the Term hereof, Manager shall be the exclusive provider of such services as are described herein as Management Services.

2.Strategic Plan and Budget. Manager and LCH, shall develop and agree on an annual plan setting forth details regarding the strategic, operational and capital activities that Manager shall undertake and oversee on behalf of LCH and the budgets regarding such activities (as amended from time to time, the “Strategic Plan and Budget”), which shall include, among other matters:

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(a)strategic, programmatic and service line initiatives (including their operating and capital requirements) for the LCH Facilities;

(b)performance improvement initiatives, business development objectives, cost reduction plans, synergistic opportunities and efficiency improvements;

(c)an annual operating budget setting forth an estimate of operating revenues and expenses for the next year, which operating budget shall be in reasonable detail and shall contain an explanation of anticipated changes in utilization, patient charges, payroll, and other factors;

(d)an annual capital expenditures budget outlining a program of capital expenditures for the next fiscal year, which budget shall designate expenditure items as either “routine capital” or “enhancement capital” and estimate where possible their return on investment and other impact on operations, market position, etc.; and

(e)an annual projection of cash receipts and disbursements based upon the proposed capital expenditures and operating budgets, which projection shall contain recommendations concerning use of excess cash flow, if any.

2.2Revenues. To the extent cash revenues of the LCH Facilities are not sufficient to support expenditures contemplated by the Strategic Plan and Budget, LCH will be solely responsible for its cost of operation. If requested by LCH, Manager will use commercially reasonable efforts to assist LCH in obtaining financing to fund such cost of operation. Manager shall use commercially reasonable efforts to achieve the revenue targets and other goals consistent with the Strategic Plan and Budget and Performance Targets.

3.Control By LCH. Notwithstanding anything contained anywhere to the contrary, the Governing Body of LCH shall be the Governing Body of the LCH Facilities (the “Governing Body”) and, shall possess ultimate authority and control over LCH. LCH authorizes general operating policies developed by and to be carried out by Manager under this Agreement. The Governing Body shall delegate authority to Manager to enable Manager effectively to perform its functions hereunder. By entering into this Agreement, LCH does not, and shall not in the future, delegate to Manager any of the powers, duties, and responsibilities vested in the Governing Body by law or by LCH’s governing documents. LCH is solely obligated to and shall pay, make funds available to Manager for the payment of, or otherwise cause to be satisfied or discharged, all Hospital Expenses in accordance with the terms of this Agreement. On a monthly basis, Manager shall meet or confer with LCH and provide financial reports, statistical reports, updates and review requests for approvals by the Governing Body.

4.Operational Services. Manager shall use commercially reasonable efforts to oversee the efficient and orderly operation of the LCH Facilities and shall provide the following services in accordance to the terms hereof, or if not herein specified then at least at the level of prevailing industry practices:

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4.1Key Hospital Services. Manager shall (a) use commercially reasonable efforts to perform all services consistent with the specific standards herein, (b) use commercially reasonable efforts otherwise to oversee the implementation of processes and systems at the LCH Facilities consistent with the Strategic Plan and Budget, and (c) refrain from intentionally taking any actions that are in material violation of applicable laws in its activities pursuant to this Agreement. Manager’s objectives in performing the Management Services shall include the following:

(a)Improving Emergency Department responsiveness to patients, reducing wait times and left-without-being-seen metrics;

(b)Improving clinical service quality and documentation through sophisticated hospitalist and case management programs and quality of services [which may be provided by telehealth services];

(c)Decreasing supply chain costs and quality of services by standardizing purchasing activities and establishing cost-effective purchasing and usage protocols;

(d)Managing labor costs through disciplined staffing policies, while strengthening employee retention and recruitment activities;

(e)Improving the clinical documentation, coding and billing procedures of the LCH Facilities, and compliance with government programs and private payor requirements, so as to increase proper fee realization in accordance with applicable contracts and law;

(f)Assisting with the improvement of other revenue cycle functions;

(g)Developing new recurring revenue streams and increasing inpatient volumes by expanding and refining managed care activities;

(h)Realigning administrative infrastructure to better capitalize on system scale and to standardize best practices;

(i)Improving marketing, advertising and positioning of LCH within the local market;

(j)Improving care protocols and management of patient care flow, bed availability and turnover, and length of stay;

(k)Augmenting initiatives in payer relations and contracting;

(l)Enhancing the effective linkage of the clinical enterprise with support of LCH’s teaching and research activities; and

(m)Implementing the services described in the remainder of this Agreement.

(n)Advising the Governing Body of any material actions that Manager recommends be taken to avoid material non-compliance with law or deficiencies in services.

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4.2Staffing.

(a)During the Term, Manager shall contract with and provide, and at its sole expense pay all compensation and benefits due to a Chief Executive Officer and necessary and adequate corporate administration, shared services and business infrastructure. Each such Senior Executive, and any future replacement thereof, shall be subject to reasonable advance approval by the Governing Body, which shall not be unreasonably withheld or delayed. When so approved by the Governing Body and in the performance of their duties hereunder, such Senior Executives shall be subject to and shall comply with all LCH policies and requirements applicable to their respective positions and duties, subject to the Senior Executives being advised thereof in writing in advance.  In addition, at Hospital Expense and not included in the Management Fee, Manager may make available certain advisors and other personnel (the “Senior Advisors”) from time to time to consult with, visit and perform on site periodic reviews and evaluations, and advise LCH regarding the operations and business of the LCH Facilities in order to ensure effective management of the LCH Facilities.  The Parties acknowledge and agree that the composition of such advisory services at any given time may vary depending on the needs of the business of LCH, in Manager’s reasonable discretion and/or at LCH’s reasonable request and Manager’s agreement thereto.

(b)Subject to the Strategic Plan and Budget, Manager will determine necessary and appropriate staffing levels of the LCH Facilities, and Manager shall oversee and administer the recruitment and hiring in the name of and on behalf of LCH such physicians, nurses, technicians, administrative, and other staff as are determined to be necessary or appropriate for the operation of the LCH Facilities. Manager shall execute on behalf of LCH, as appropriate, any employee hiring, terminations, or other actions. Manager shall monitor and review all payroll functions for the LCH Facilities periodically.

(c)All personnel required to be employed directly by LCH under applicable licensure and reimbursement laws, regulations, and related requirements shall be employees or contractors of LCH (“LCH Personnel”) and not Manager, and shall be subject to LCH’s personnel policies. All wages, benefits and other payroll expenses related to LCH Personnel shall be included as part of Hospital Expenses. For the avoidance of doubt, the term LCH Personnel does not include any Senior Executives or any personnel of Manager, unless LCH first approves their addition at Hospital Expense.

(d)Manager shall administer and oversee the enforcement of personnel policies established in accordance with LCH’s contractual obligations, employment policies and the Strategic Plan and Budget in connection with hiring, managing, and discharging LCH Personnel.

(e)Subject to the terms of any applicable labor agreements binding  LCH or the LCH Facilities, including, without limitation, any collective bargaining agreements, Manager, as the authorized agent of LCH, shall (i) determine the staffing plans on behalf of LCH with respect to the number and qualifications of LCH Personnel required for the efficient and effective operation of LCH

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Facilities operations, and, (ii) in accordance with the Strategic Plan and Budget, implement wage scales, employee benefit packages and programs, in-service training programs, staffing schedules, and job descriptions for LCH Personnel, all in order to accomplish the policies established by LCH.

(f)           Manager is authorized to provide or arrange for cost effective employer self-insured employee benefits programs either through third parties or through an affiliate of Manager on behalf of the Hospital at Hospital Expense. Manager is authorized to sponsor such programs as necessary for their implementation.

4.3Training. Manager, in collaboration with LCH, shall assist in educational training programs for LCH Personnel designed to improve inpatient and case management, clinical documentation, departmental operations and such other matters as Manager may determine to be beneficial to the efficient operation of the LCH Facilities.

4.4Contracts. Manager shall assist the Senior Executives in negotiating and consummating agreements and contracts for and on behalf of the LCH Facilities in the name of LCH in the usual course of business, all in accordance with the Strategic Plan and Budget.

4.5Laws and Accreditations. Manager shall provide assistance in obtaining and maintaining, in LCH’s name, all licenses, permits, approvals and certificates of accreditation required for the operation of the LCH Facilities.

4.6Medical Records. Manager shall administer and oversee systems for the timely, accurate and efficient creation, filing, security, sharing among care givers and other lawful persons, and retrieval at the LCH Facilities, of all medical records, charts, and files, all in accordance with applicable law, the requirements of payors, the needs of effective risk management and compliance systems, and other best practices.

4.7HIPAA and Business Associate Agreement. The Parties hereby acknowledge and agree to enter into and comply with the Business Associate Addendum attached hereto, to evidence their compliance with privacy standards adopted by   the U.S. Department of Health and Human Services as they may be amended from time to time, 45 C.F.R. Parts 160 and 164, subparts A, D and E, the security standards adopted by the U.S. Department of Health and Human Services as they may be amended from time to time, 45 C.F.R. Parts 160, 162 and 164, subpart C , and the requirements of Title XIII, Subtitle D of the Health Information Technology for Economic and Clinical Health (HITECH) Act provisions of the American Recovery and Reinvestment Act of 2009, 42 U.S.C. §§ 17921-17954, and all its implementing regulations, when and as each is effective and compliance is required, as well as any applicable state confidentiality laws.

4.8Support Services. Manager shall administer and oversee customary hospital support services, including, but not limited to, housekeeping, maintenance (including repair and maintenance of the interior and exterior of the LCH Facilities building, and grounds), janitorial, security and food services.

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4.9Information Technology Systems and Records. Manager shall administer and oversee the maintenance and operation of accounting, auditing, budgeting, reimbursement, revenue cycle, payor reporting and reconciliation, electronic health record, computerized physician order entry, and other clinical service records and other information technology systems required for the efficient management of the LCH Facilities’ affairs and compliance with payor program requirements and/or contracts. Manager shall administer and oversee the preparation and maintenance of all books and records regarding operations and financial transactions pertaining to the LCH Facilities and shall ensure copies of such books and records are made available to the Governing Body or its designee upon request.

4.10Establishment of Operational Policies. Manager shall develop and implement LCH policies, procedures, and standards of operation, maintenance, pricing, and other matters affecting the LCH Facilities and the operation thereof, consistent with the Strategic Plan and Budget.

4.11Acquisition of Property. Manager shall be responsible for the oversight of acquisition of all personal property, equipment, supplies, and inventory as may be necessary to operate the LCH Facilities in accordance with (i) this Agreement, (ii) the Strategic Plan and Budget, (iii) applicable laws, rules, and regulations, and (iv) applicable standards and guidelines on accreditation promulgated by the Joint Commission or any other applicable accreditation organization. Manager shall have the right to utilize such personal property, equipment, supplies, and inventory at the LCH Facilities as Manager reasonably deems necessary and appropriate to fulfill its obligations hereunder.

4.12LCH Missions. Manager shall assist LCH in:

(a)Managing the linkage between the clinical programs and student and resident academic training programs; and

(b)Enhancing the LCH Facilities’ community service mission and engagement in community activities that educate, inspire, and improve the quality of life and overall health outcomes of the patient populations served by LCH.

4.13Public Relations. Manager shall implement such advertising, marketing and other activities as may be conducive to the efficient operation of the LCH Facilities, subject to the prior approval of the Management Committee for all new materials. Subject to the foregoing, from time to time, Manager shall engage in reasonable and lawful marketing and public relations activities designed to enhance the LCH Facilities’ image and reputation and to secure and maintain patients at the LCH Facilities.

4.14Liability Insurance. Manager shall obtain and/or maintain in effect, on LCH’s behalf and at LCH’s sole expense, throughout the term of this Agreement, such policies (or programs) of property/casualty coverage, public liability, professional liability and hazard insurance and other customary insurance coverage's in commercially reasonable amounts for and on behalf of the LCH Facilities as are designated by LCH and consistent with the Strategic Plan and Budget or, in the absence of such a specification, as Manager considers reasonable and prudent based on criteria generally used by Manager with respect to the hospitals owned or managed by Manager. LCH, Manager and the Senior Executives shall be covered under all such applicable policies (or programs). Additionally, Manager and the Senior Executives shall be

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named as additional insured's under LCH’s Directors’ and Officers’ liability, Errors and Omissions liability, professional liability and other insurance policies and the Senior Executives shall be insured under any such policies to the same extent as LCH’s other officers and directors.

4.15Indigent Care. Manager shall assure access to medical care for indigent persons at the LCH Facilities in accordance with LCH’s mission, the Strategic Plan and Budget and applicable law. Manager and LCH shall ensure that charity care at LCH Facilities is provided in a manner consistent with LCH’s policies in effect from time to time. Manager shall implement and administer on behalf of LCH appropriate agreements with governmental authorities concerning reimbursement for services provided to indigent and uninsured persons.

4.16Charges.

(a)Manager shall oversee the billing for services rendered by the LCH Facilities and the collection of all accounts due to the LCH Facilities in accordance with lawful Charge-master and collection policies developed by LCH pursuant to the Strategic Plan and Budget and each applicable third-party payor program or contract. LCH shall approve the Charge-master. Manager shall update LCH on all changes to the Charge-master as they may occur in the normal course of business. Manager shall be entitled to obtain, on behalf of, and at the expense of, LCH, the assistance of one or more collection agencies who shall be required to act in accordance with law and generally recognized practices for hospitals (such as the AHA Guidelines.)

(b)LCH shall maintain bank accounts (“LCH Accounts”) necessary for operations of the LCH Facilities and Manager shall cause to be deposited therein all receipts and money arising from operations of the LCH Facilities. It is anticipated that the Senior Executives appointed as Chief Executive Officer and designated Chief Financial Officer or designee of LCH, and such other individuals as are approved by the Governing Body from time to time, shall have the right to authorize disbursements from LCH Accounts on behalf of LCH in such amounts and at such times as the same are required, as addressed further below.

4.17Payment of Expenses. Provided LCH has sufficient funds, Manager shall timely and accurately pay on behalf of LCH, from funds generated by the LCH Facilities in the LCH Accounts, where and as due, and without delinquency or default, all proper debts, liabilities, costs, and expenses (“Expenses”) related to the ownership, management and operation of the LCH Facilities, including any taxes  and all  bills for goods delivered or services rendered to the LCH Facilities and all personal property, supplies, inventory and all other items necessary for operation of the LCH Facilities and to provide the Management Services described herein. Manager shall contest by appropriate and legal means, (but may not bring any lawsuit without complying with such guidelines and policies as are established from time to time by the Governing Body or the Management Committee) on behalf of LCH, any claims for payment asserted with respect to the LCH Facilities that Manager, in good faith, considers erroneous or improper.

4.18Agency. Within the scope of functions delegated to Manager hereunder and subject to other conditions set forth herein, Manager shall have the right to act and shall assist LCH as the agent and attorney-in-fact of LCH in the procuring of licenses, permits and other approvals, the payment and

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collection of accounts, and in all other activities necessary, appropriate, or useful to Manager in the carrying out of its duties. In performing such services, Manager shall comply with all applicable laws, regulations and requirements of governmental bodies.

4.19Elective Corporate-Based Consulting Services. If requested by LCH and agreed by Manager, Manager or its designees may provide as added elective consulting services (not included with Management Fees but paid instead under mutually agreed separate written agreements), corporate-based consulting services that are outside of the scope of the Management Services provided under this Agreement (“Consulting Services”). Manager will provide any such Consulting Services at market rates or such rates as may be mutually agreed to by the Parties, which rates shall be determined at the time such Consulting Services are requested.

4.20Compliance with Law and Professional Standards. In performing its services hereunder, and in all conduct related to this Agreement, Manager will comply with all applicable laws and with generally recognized professional standards for similar services within the hospital management industry.

5.Reports to LCH. For the purpose of keeping informed with respect to the operation of the LCH Facilities and Manager’s performance hereunder, Manager shall arrange for the preparation and delivery to the Governing Body or its designee the following:

5.1Financial Statements.

(a)Submit to the Governing Body quarterly unaudited financial statements of the LCH Facilities, containing a balance sheet and a statement of income, prepared in reasonable detail and in accordance with generally accepted accounting principles; and

(b)Annually, within one hundred twenty (120) days after the end of each fiscal year of the LCH Facilities, audited financial statements of the LCH Facilities (“Audited Financial Statements”), including a balance sheet, statement of income, and statement of changes in financial position, prepared in reasonable detail and in accordance with generally accepted accounting principles and accompanied by a report of the independent auditor of the LCH Facilities (selected by the Governing Body). The timing of audit submissions assumes LCH has paid audit fees in a timely manner.

5.2Strategic Plan and Budget. An annual updated Strategic Plan and Budget, to be delivered at least thirty (30) days prior to the beginning of each LCH Fiscal Year during the Term of this Agreement.

5.3Reports. All reports deliverable hereunder shall be generated by Manager using the then-existing systems of LCH and delivery of such reports is conditioned upon the capability, availability, cooperation and access to, such LCH systems and personnel for Manager. Manager shall hold annual meetings with the Governing Body or its designee specified in writing to discuss the reports required by this Agreement.

6.Access to Reports and Communications. Each Party agrees to provide the other, promptly when received, with access to all material reports, other filings, and communications from governmental authorities or agencies having jurisdiction over the LCH Facilities.

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7.Medical Staff, Quality of Care.

7.1Cooperation with Medical Staff. Manager shall reasonably cooperate and maintain liaisons with the medical staff of the LCH Facilities (collectively, the “Medical Staff”) and shall advise and assist the Medical Staff concerning procedural matters and standards and guidelines on accreditation promulgated by The Joint Commission or any other applicable accreditation organization. However, all medical, ethical, and professional matters, including control of and questions relating to the composition, qualifications, and responsibilities of the Medical Staff, shall be the responsibility of the Governing Body, the Credentialing Committee, and the Medical Staff of the LCH Facilities.

7.2Quality Assurance Program. Manager shall review and make recommendations regarding LCH’s existing Quality Assurance Program and QIIP and shall assist LCH with the implementation and administration of its Quality Assurance Program in accordance with applicable law.

7.3Medical Affairs Committee. In order to provide a forum for communication among representatives of the Medical Staff and to ensure compliance with LCH’s Quality Assurance Program, Manager shall assist LCH in the implementation and administration of a Medical Affairs Committee that shall consist of a designated senior officer of LCH, physicians appointed by the Medical Staff, persons designated by the Governing Body or its designee, and one additional person designated by Manager. The Medical Affairs Committee, if and when implemented, would meet quarterly, or as needed, keep minutes of its meetings, and have the following suggested duties:

(a)to ensure that acceptable medical, ethical, and professional standards are attained within the LCH Facilities;

(b)to assist in implementation of the Quality Assurance Program so that the quality of health care provided at the LCH Facilities may be measured objectively;

(c)to ensure that all patients admitted to the LCH Facilities or treated as outpatients receive quality patient care;

(d)to provide a forum for discussion of problems of a medical- administrative nature;

(e)to assist the Governing Body and Manager in ensuring compliance with federal, state, and local requirements; and

(f)to act in an advisory capacity in the implementation of quality of care policies adopted by the Governing Body or the Medical Staff.

8.Laws; Licenses; Reimbursement Programs; Accreditation.

8.1Compliance with Law. In performing services hereunder and in all other actions related to this Agreement, Manager and all personnel of Manager shall comply with applicable federal, state, and local laws, rules, and regulations relating to the LCH Facilities or Manager’s Management Services, including

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without limitation all agencies having jurisdiction over health care services, billing, labor/employment, taxation, environmental compliance, antitrust, or physical facility compliance. Manager shall assist LCH to operate the LCH Facilities so that it maintains all necessary licenses, permits, consents, and approvals from all governmental agencies that have jurisdiction over the operation of the LCH Facilities. Manager shall not be obligated to LCH for failure of the LCH Facilities to comply with any such laws, rules, and regulations or for failure of the LCH Facilities to maintain any such licenses, permits, consents, and approvals, to the extent that the failure is due to financial limitations of the LCH Facilities or to the design or construction of the LCH Facilities, or is attributable to acts, errors or omissions of LCH or its agents (other than Manager or Manager’s employees or contractors).

8.2Compliance for Charges for Services. Manager shall oversee compliance with all laws, regulations and payer contract or program requirements concerning coding, billing, charging, collecting and reporting on fees received for services of or provided in the LCH Facilities.

8.3Accreditation. Manager shall use its commercially reasonable efforts to manage the LCH Facilities in the manner necessary to maintain accreditation by The Joint Commission or any other similar applicable accreditation organization.

8.4No Violation. Neither LCH nor Manager shall knowingly cause or permit any action that shall (i) cause any governmental authority having jurisdiction over the operation of the LCH Facilities to institute any proceeding for the rescission, suspension, or revocation of any license, permit, consent, or approval; (ii) cause the Joint Commission or any other similar applicable accreditation organization to institute any proceeding or action to revoke its accreditation of the LCH Facilities; (iii) cause a termination of, or adversely affect, LCH’s participation in Medicare, Medicaid, Blue Cross, or any other public or private medical payment program; or (iv) cause LCH to violate or default under any of its legal obligations under debt financings. LCH, and not Manager, shall bear sole responsibility for non-compliance with this section if non-compliance was due to insufficient funds or acts, errors or omissions by LCH Personnel.

9.Limitations on Manager’s Exercise of Duties.

9.1Limitations on Manager’s Exercise of Duties.

(a)Except as contemplated by the Strategic Plan and Budget or as the Governing Body or its designee may specifically authorize in writing from time to time, Manager shall not have the authority to undertake the following, on LCH’s behalf, without the advance written consent of the Governing Body (or its designee authorized in writing):

(1)Purchase capital assets or incur expenses (other than consistent with the Strategic Plan and Budget) in excess of $50,000 or such higher amount as may be authorized by LCH.

(2)Incur debt on behalf of LCH;

(3)Encumber LCH property, or sell or dispose of any material assets having a value in excess of $25,000;

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(4)Approve or undertake any other matters required by law to be approved by LCH’s Governing Body;

(5)File or settle litigation;

(6)Grant any person any rights with respect to ownership of, or limiting the activities of, the LCH Facilities; or

(b)Except as set forth in the Strategic Plan and Budget, LCH shall have the ultimate authority to decide, in its sole and absolute discretion, whether to approve, disapprove or undertake any of the above listed items.  However, LCH agrees to consult and cooperate with Manager in good faith concerning any decisions related to the above listed items. The following list includes general items that require Board approval:

1.Adopting or amending employee equity and benefit plans

2.Hiring or firing senior officers or key employees

3.Entering into employment agreements, or amending the terms of employment, for senior officers

4.Borrowing or lending money

5.Adopting an annual budget

6.Entering into agreements of material importance to the corporation (e.g., financing agreements, material license agreements and leases)

7.Any expenses of greater than $50,000.00 (Fifty Thousand Dollars)

10.Defense of Claims; Exculpation.

10.1LCH.

(a)LCH agrees to indemnify, defend and hold harmless Manager, including its “advisors” (selected by Manager and accepted by LCH), affiliates, subsidiaries, successors and assigns, and any employee, agent, officer, director, shareholders, manager, representative, attorney, or independent contractors, including but not limited to Senior Executives and their employer and its affiliates (together, the “SE Employer”), and direct or indirect equity holder of Manager, and any person who controls Manager (any or all of the foregoing hereinafter a “Manager Indemnified Person”), from and against any losses, damages, liabilities, deficiencies, claims, actions, suits, proceedings, judgments, settlements, interest, awards, penalties, fines, costs, or expenses (including reasonable attorneys’ fees and costs of defense), joint or several, of any kind or nature whatsoever (collectively, “Claims”) that may be incurred by or asserted against Manager or a Manager Indemnified Person (whether or not Manager or a Manager Indemnified Person is party

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to such Claims) to the extent they result from, arise out of, or are in any way related to, the following, in each case as finally determined by an arbitrator:

(1)the breach or non-fulfillment or violation by LCH or any of its Representatives of any of the covenants, duties, obligations, representations or warranties of LCH set forth in this Agreement;

(2)any actions or omissions of LCH or its affiliates, subsidiaries, successors, assigns, employees, agents, officers, directors, managers, advisors, representatives, attorneys, independent contractors (respectively, “Representatives,” but for the avoidance of doubt specifically excluding Manager, SE Employer and Manager Indemnified Persons), including without limitation actions or omissions arising out of the negligence, gross negligence, recklessness, or willful misconduct of LCH or its Representatives  related to this Agreement;

(3)any failure by LCH or any of its Representatives to comply with any applicable federal, state or local laws, regulations or codes in the performance of its obligations under this Agreement;

(4)Manager’s or any Manager Indemnified Person’s involvement in, in any manner including without limitation the management of, oversight of or operation of, the LCH Facilities or any other errors, actions or omissions of Manager or any Manager Indemnified Person;

(5)any claim which is brought or asserted by third parties against Manager or any Manager Indemnified Person relating to this Agreement or LCH’s ownership or operation of the LCH Facilities, including without limitation the use of any real or tangible property in connection with the LCH Facilities; or

(6)any bodily injury, death of any person or damage to real or tangible property caused by the acts or omissions of LCH or any of its Representatives.

(b)Furthermore, LCH agrees to reimburse Manager, as incurred and upon demand by Manager, for legal or other expenses reasonably incurred by Manager or a Manager Indemnified Person in connection with investigating, defending or preparing to defend any such Claims (including without limitation in connection with the enforcement of the indemnification obligations set forth herein), whether or not Manager or any Manager Indemnified Person is a party to any Claims out of which any such expenses arise and whether or not such Claims are brought by LCH, its Representatives or any other person or entity.

(c)However, LCH shall not be obligated under the foregoing indemnity agreement in respect to any Claims (a) to the extent such Claims resulted in whole or in part from the gross negligence, willful misconduct or fraud of Manager or a Manager Indemnified Person; (b) by one Manager Indemnified Person against another relating to activities of such parties pursuant to the

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Agreement; or (c) arising from (i) felony criminal activity that any Senior Executive or Manager Indemnified Person directly participated in or (ii) other acts indemnifiable by Manager, in each such case (other than with respect to felony criminal acts), as finally determined by an arbitrator.

(d)The reimbursement and indemnity obligations of LCH under this Agreement shall be in addition to any liability LCH may otherwise have; shall extend upon the same terms and conditions to the Manager Indemnified Persons, and shall be binding upon and inure to the benefit of any successors, assigns, heirs, and personal representatives of LCH, or of Manager or any Manager Indemnified Persons.

10.2Manager. Manager shall indemnify, defend, and hold harmless LCH including its affiliates, subcontractors, successors and assigns and any employee, agent, officer, director, manager, representative, attorney or independent contractor (“LCH Indemnified Persons”) against any Claims (including reasonable attorneys’ fees and costs of defense) to the extent that they result from the felony criminal acts that Manager Indemnified Persons directly participated in, willful misconduct, gross negligence or fraud of Manager, in each such case (other than with respect to felony criminal acts which shall require final judgment by a court of competent jurisdiction (not subject to further appeal)), as finally determined by an arbitrator. A Manager Indemnified Person shall not be liable for any act or omission of any other Manager Indemnified Person other than its own officers, directors, employees and subcontractors. In addition, Manager shall not be obligated under the foregoing indemnity agreement in respect to any Claims (a) to the extent such Claims resulted in whole or in part   from the gross negligence, willful misconduct or fraud of LCH or a LCH Indemnified Person (b) by one LCH Indemnified Person against another relating to activities of such  parties pursuant to the Agreement; or (c) arising from (i) felony criminal activity that  any LCH Indemnified Person directly participated in or (ii) other acts indemnifiable by LCH, in each such case (other than with respect to felony criminal acts) as finally determined by an arbitrator. The Manager Indemnified Persons shall not be liable for any act, error, omission or delay taken at the specific direction or with the express approval of the Governing Body to take action or the failure of the Governing Body to take action.

10.3Procedure.

(a)In the event that any Party hereunder shall receive any notice of any claim or proceeding against said Party in respect to which indemnity may be sought under this Agreement, the said Party (“Indemnitee”) shall give the Party upon whom   a claim could be made under this Agreement (“Indemnitor”) written notice of such loss, liability, claim, damage, or expense and the Indemnitor shall have the right to contest and defend any action brought against the Indemnitee based thereon, and shall have the right to contest and defend any such action in the name of the Indemnitee at the Indemnitor’s own expense; provided, however, that if the Indemnitor shall fail to assume the defense and notify the Indemnitee of the assumption of the defense of any such action within ten (10) days of the giving of such notice by the Indemnitee, then the Indemnitee shall have the right to take any such action as it reasonably deems appropriate to defend, contest, settle, or compromise any such action or assessment and claim indemnification as provided herein; provided, however, that no Party shall settle any such action without the consent of the

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other applicable Party (which consent shall not be unreasonably withheld) unless such settlement involves only the payment of money and the claimant provides the Indemnitee a release from all liability in respect of such claim. If the Indemnitor defends any action for which indemnification is claimed, the Indemnitee shall be entitled to participate at its own expense in the defense of such action; and further, provided, however, that the Indemnitor shall bear the fees  and expense of the Indemnitee’s counsel only if (i) the engagement of such counsel is specifically authorized in writing by the Indemnitor, (ii) the Indemnitor is not adequately prosecuting the defense in good faith, or (iii) the named parties to such action include both the Indemnitor and the Indemnitee and there exists a conflict or divergence of interest between such parties which renders it inappropriate for counsel selected by the Indemnitor to represent both of  such parties. The Indemnitor shall not be liable for any settlement of any claim, action, or proceeding effected without its written consent. No Party shall recover an amount in excess of the actual damages incurred.

(b)Notice of all claims as required by this Agreement shall be promptly provided as to (i) the nature of any claim; or (ii) the commencement of any suitor proceeding brought to enforce any claim. In the event of failure to provide such notice or in the event that Indemnitee shall fail to cooperate fully with the Indemnitor in the Indemnitor’s defense of any suit or proceeding, the Indemnitor shall be released from some or all of its obligations with respect to that suit or proceeding to the extent that the failure of notice or cooperation actually and materially adversely affected the Indemnitor’s defense of such claims.

10.4Indemnification of Senior Executives. In addition to, and without limiting the indemnification described above, LCH shall indemnify the Senior Executives who will be acting as officers of LCH to the same extent and subject to the same conditions as the most favorable indemnification it extends to its officers or directors, whether under LCH's charter, bylaws, by contract or otherwise.

10.5Exculpation of Senior Executives and SE Employer. Though the Senior Executives may continue to be employed by and associated with the Manager or SE Employer and its affiliates while providing services described hereunder, with respect to LCH and LCH, the Senior Executives shall serve at the pleasure and direction of the Manager and/or Governing Body and neither the SE Employer, any Senior Executive nor any of their respective affiliates shall have any liability to LCH or LCH for any acts or omissions of the Senior Executives, notwithstanding that SE Employer may receive compensation from Manager for making the Senior Executives available to serve in such capacity (and LCH and LCH expressly waive and agree not to assert any claim of respondent superior or similar legal theory which might otherwise hold SE Employer or its affiliates liable for the acts or omissions  of the Senior Executives), except to the extent that any such Claims result primarily and directly from such Senior Executive’s felony criminal acts, willful misconduct, gross negligence or fraud in each such case (other than with respect to felony criminal acts which shall require final judgment by a court of competent jurisdiction (not subject to further appeal)), as finally determined by an arbitrator.

11.Access to Records.

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11.1Access to Records.

(a)Manager shall provide to the Governing Body, LCH’s auditors and accountants, LCH’s fiscal intermediaries, and accountants and agents for the Medicare and Medicaid programs or any other governmental authority exercising legal and appropriate authority, access to all lawfully required records for a period of seven (7) years after the furnishing of services under this Agreement.

(b)Until the expiration of four (4) years after the furnishing of Management Services pursuant to this Agreement, the Parties shall, upon written request, make available to the Secretary of Health and Human Services (the “Secretary”) or the Comptroller General, or their duly authorized representative(s), contract, books, documents, and records related to this Agreement and necessary to verify the nature and extent of the cost of such Management Services. If any Party carries out any of its obligations under this Agreement by means of a subcontract with a value of $100,000 or more, that Party agrees to include this requirement in any such subcontract. The availability of books, documents, and records shall be subject at all times to all applicable legal requirements, including without limitation such criteria and procedures for seeking and obtaining access that may be promulgated by the Secretary by regulation. Neither Party shall be construed to have waived any applicable attorney-client privilege by virtue of this Section.

11.2Exercise of Right of Access. The foregoing rights of access shall be exercisable through a written request, upon which Manager and its subcontractors shall give access to the above contracts, books, documents, and records from time to time during reasonable business hours.

12.Management Fee.

12.1Management Fees. In consideration for the Management Services provided by Manager under this Agreement, LCH shall pay Manager as follows (collectively, the “Management Fees”):

(a)A total annual base fee (the “Base Fee”) equal to Twelve Percent (12%) of all collected cash revenues for each fiscal year of this agreement.  Manager will be paid the Management Fee on a weekly basis for the preceding week’s total cash and settlements collected from all sources. Manager is authorized to withdraw this fee on a weekly basis and will present an invoice concurrently, based on the preceding week's collected settlement reports. However, Manager must first ensure Hospital payroll is met as its’ highest priority before cash is withdrawn to pay Manager’s fees. If funds are insufficient to cover all or part of Manger’s fees, the balance due will be deferred as owed but carried as a deferred expense due Manager. When, in Manager’s best business judgement, sufficient funds become available to pay off all or part of fees incurred and still owing, Manager will pay down all or part of the balance of fees owed using prudent business judgement and discretion. In no case shall Manager forgive fees due for management services rendered.

(b)An incentive or success fee (the “Incentive Fee”) to be negotiated based on the achievement of certain mutually agreed milestones.

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(c)IT support and EMR services are not included in the management fee and will be offered to LCH by separate agreement.

12.2Arm’s Length Transaction. The Parties have negotiated the Management Fees at arm’s length, assisted by professional financial advisers. They believe that the management fees are consistent with fair market value and comply with law.

13.Breach. In the event of a breach of any obligation or covenant under this Agreement, other than the obligation to pay money (which shall have a thirty (30) day cure period), the non-breaching Party may give the breaching Party written notice of the specifics of the breach, and the breaching Party shall have sixty (60) days (the “Cure Period”) in which to cure the breach; provided, that for any non-monetary defaults reasonably requiring greater than ninety (90) days to cure, the breaching Party shall not be in default so long as the breaching Party commences to cure such default within the required sixty (60) days and diligently prosecutes  such cure to completion thereafter. Only if the breach is not cured within said Cure Period shall the non-breaching Party be entitled to pursue any remedies it may have by reason of the breach.  A waiver of any breach of this Agreement shall not constitute a waiver of any future breaches of this Agreement, whether of a similar or dissimilar nature.

14.Term. The term of this Agreement (“Term”) shall commence and be deemed effective as of the Effective Date, and continue for an initial ten (10) year period, and shall automatically renew for one (1) additional five (5) year period unless a Party provides at least one hundred eighty (180) days prior written notice of nonrenewal to the other party. Thereafter, this Agreement may be renewed upon prior written agreement of the Parties. Any renewal periods shall be deemed a part of the Term.

In the event of and regardless of a Change of Control or merger or sale of the Hospital, this Management and Administrative Service Agreement will be assigned and assumed by the new owner or controlling entity as part of the transaction or event and continue in full force and effect through the end of the term and renewals.  iHealthcare Inc reserves all rights to this agreement in the event of such an occurrence.

15.Dispute Resolution and Remedies.

15.1Resolution by Management. The Parties’ respective management teams shall attempt, in good faith, to privately and confidentially resolve any dispute, controversy or claim arising under this Agreement (a “Dispute”). In the event the Parties are unable to resolve the Dispute after negotiating in good faith for thirty (30) days following written notice of the Dispute served on a Party, either Party may refer such Dispute to LCH and the CEO of Manager for resolution.

15.2Arbitration. IF A DISPUTE ARISES, THE PARTIES WILL: (a) RESOLVE ALL DISPUTES BY BINDING ARBITRATION HELD IN MIAMI-DADE COUNTY, FLORIDA BEFORE A SINGLE ARBITRATOR FROM JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (“JAMS”); AND (b) WAIVE ANY RIGHT TO CIVIL TRIAL BY JUDGE OR JURY.  Notwithstanding the foregoing, all claims alleging violation of this agreement, restrictive covenants, mishandling of Confidential Information, or transgression of intellectual property rights, shall be subject to the exclusive jurisdiction, in Miami, Florida, of either the Florida state courts or the US District Court.  Before accepting appointment, the arbitrator shall agree: (a) that the arbitrator’s award

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shall be made within nine (9) months of the filing of a notice of intention (or demand) to arbitrate  (but it may be extended by written agreement of the parties); (b) to base any decision or award on governing law; (c) to not award punitive or other damages that are not measured by the prevailing party’s actual damages, except as may be required by statute; and (d) to issue an award in writing within ten (10) days of concluding the presentation of evidence and briefs.  Judgment may be entered in any court having jurisdiction thereof.  The prevailing party shall be entitled to recover from the other party its costs and expenses, including reasonable attorney’s fees.

15.3LIMITATION OF LIABILITY.  NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES, NOR THE COST OF PROCURING SUBSTITUTE ITEMS OR SERVICES, ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES.  IN NO EVENT WILL MANAGER BE LIABLE TO CLIENT FOR SPECIAL OR CONSEQUENTIAL DAMAGES ARISING FROM THE PROVISIONS AND THE PERFORMANCE OF SERVICES BY MANAGER UNDER THIS AGREEMENT, EVEN IF MANAGER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. FURTHER, THE TOTAL LIABILITY OF MANAGER UNDER THIS AGREEMENT, FOR ANY AND ALL CAUSES, WILL BE LIMITED, AND MANAGER’S TOTAL LIABILITY WILL NEVER EXCEED THE SUM OF TWENTY PERCENT [20%] OF ONE (1) MONTH AVERAGE MANAGEMENT FEES.

EXCEPT AS PROVIDED HEREIN, MANAGER DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED [EITHER IN FACT OR BY OPERATION OF LAW], WITH RESPECT TO ANY ITEM OR SERVICE PROVIDED HEREUNDER, INCLUDING BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY, TITLE, NON-INFRIGEMENT, OR FITNESS FOR A PARTICULAR PURPOSE OR ANY WARRANTY ARISING FROM CONDUCT, COURSE OF DEALING, CUSTOM, OR USAGE IN TRADE. No claim against MANAGER of any kind under any circumstances will be filed more than one year after LCH knows of, or in the exercise of reasonable care, could know of, such claim or an act or omission of MANAGER that would give rise to such a claim.

15.4Remedies. The arbitrator may grant as remedies in connection with an outstanding Dispute: (a) a required Corrective Action Plan for Manager’s performance of the Management Services, (b) specific performance of this Agreement, (c) full payment by LCH to Manager in accordance with the terms hereof, (d) a modification to the Performance Targets; (e) monetary indemnification in accordance with the terms hereof, and/or (g) any other lawful and appropriate remedy, including termination of this Agreement.

15.5Exclusive Process. Except as otherwise set forth herein, the procedure set forth in this Section 15 shall be the Parties’ exclusive process for resolution of all Disputes.

16.Termination. This Agreement may be terminated prior to the expiration of the Term only as follows, and any such termination shall not affect any rights or obligations arising prior to the effective date of termination:

16.1Termination for Material Breach.

(a)Notwithstanding any provision contained herein, however, Manager shall not be liable to LCH and shall not be deemed to be in breach of this Agreement for  the failure to perform any or

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all obligations to be performed by Manager pursuant to this Agreement, to the extent such failure results from (i) governmental intervention, (ii) labor dispute, (iii) law, regulations, rules or reimbursement rules or policies that actually prevent such performance, (iv) any other action or force majeure or event which is beyond the reasonable control of Manager, or (v) any failure by LCH to perform, fund or meet any of LCH’s obligations hereunder; and provided that Manager shall nevertheless be obligated duly to perform hereunder to the extent such performance remains feasible.

16.2Bankruptcy Insolvency. Manager shall be entitled to file a UCC for unpaid Management Fees. Manager may terminate this Agreement upon ten (10) days written notice to LCH in the event LCH (or LCH’s sponsoring entity)  becomes insolvent or fails to pay, or admits in writing its inability to pay, its debts as they  mature; or a trustee, receiver or other custodian is appointed for such other party for all or a substantial part of such person’s property and is not discharged within sixty (60) days of appointment;  or any bankruptcy reorganization, debt, arrangement, or other proceeding under  any bankruptcy or insolvency law or any dissolution or liquidation proceeding is instituted by or against such person and if instituted against such person’s is consented to or acquiesced in by such person or remains un-dismissed for sixty (60) days following the original filing; or any warrant or attachment is issued against any substantial portion of the property of such person which is not released within sixty (60) days of service; and LCH may likewise terminate if   any of the foregoing occurs with regard to Manager or iHealthcare Management II Companyand this substantially impairs Manager’s ability to perform its obligations under this Agreement.

17.Effects of Termination. The termination of this Agreement for any reason shall be without prejudice to any payments or obligations which may have been earned and accrued or become due to any Party hereunder prior to the date of termination. Notwithstanding anything to the contrary herein, the following provisions shall survive any termination hereof: Sections 10 (Defense of Claims), 11 (Access to Records), 12 (Management Fee), 15 (Disputes), 19 (Representation and Warranties) and 21 (Miscellaneous). In the event this Agreement is terminated for any reason, LCH shall pay to Manager all unpaid fees then due.

18.Transition Services. In the event of termination of this Agreement prior to expiration for any reason other than insolvency or bankruptcy of LCH, upon request of LCH, Manager shall be obligated to continue to provide LCH with the Management Services described herein for a period of up to one hundred twenty (120) days after such termination or expiration of this Agreement (the “Transition Period”), and during such Transition Period: (a) Provided  LCH shall continue to compensate Manager in accordance with this Agreement, (b) Manager shall fully cooperate in order to ensure the orderly and efficient transfer of its functions hereunder to LCH and/or another service provider; (c) Manager shall fully cooperate in order to ensure no disruption to patient care functions; and (d) the Parties shall cooperate in order to resolve any outstanding operational, financial, legal or other matters arising (including audits) from the period in which this Agreement was in effect.

19.Representations and Warranties.

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19.1Manager. As of the Effective Date, Manager represents and warrants to LCH as follows:

(a)Manager is a Florida company duly organized, validly existing, and in good standing under the laws of the State of Florida.

(b)Manager has full authority to enter into and perform this Agreement, and the signature of Manager’s representative at the end hereof signifies that this Agreement has been duly authorized, executed and delivered and represents a legal, valid and binding agreement enforceable against Manager in accordance with its terms (subject only to customary limitations on the enforceability and availability of remedies in accordance with principles of law and equity).

(c)The execution, delivery and performance of this Agreement by Manager does not (i) require any consent, waiver, approval, license or authorization of any person or public authority which has not been obtained and is not presently in effect; (ii) to the knowledge of Manager, violate any provision of law applicable to Manager; or (iii) conflict with or result in a default under, or create any lien upon any of the property or assets of Manager under, any agreement or instrument; or (iv) violate any judicial or administrative decree, contract, or other legal obligation to which Manager is subject or by which any of its assets are bound.

(e)There is no civil, criminal or administrative action, suit, demand, claim, hearing, proceeding or investigation pending or, to Manager’s knowledge threatened against Manager that may materially delay or interfere with its entering into and fully and duly performing this Agreement.

(f)Neither Manager nor, to the knowledge of Manager, any Manager personnel (including any Senior Executive) is a person excluded or barred from the Medicare or Medicaid programs.

19.2LCH. As of the Effective Date, LCH represents and warrants to Manager as follows:

(a)LCH is a for-profit corporation duly organized, validly existing, and in good standing under the laws of the State of Florida.

(b)LCH has full authority to enter into and perform this Agreement, and the signature of LCH’s representative at the end hereof signifies that this Agreement has been duly authorized, executed and delivered and represses a legal, valid and binding agreement enforceable against LCH in accordance with its terms (subject only to customary limitations on the enforceability and availability of remedies in accordance with principles of law and equity).

(c)The execution, delivery and performance of this Agreement by LCH does not (i) require any consent, waiver, approval, license or authorization of any person or public authority which has not been obtained and is not presently in effect; (ii) violate any provision of law applicable to LCH; or (iii) conflict with or result in a default under, or create any lien upon any of the property or assets of LCH under, any agreement or instrument; or (iv) violate any judicial or administrative decree, contract, or other legal obligation to which LCH is subject or by which any of its assets are bound.

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(d)There is no civil, criminal or administrative action, suit, demand, claim, hearing, proceeding or investigation pending or, to LCH’s knowledge threatened against LCH that may materially delay or interfere with its entering into and fully and duly performing this Agreement.

20.Miscellaneous.

20.1Non-Solicitation. During the Term hereof and for a period of two  (2)  years after its expiration or termination for any reason LCH, on behalf of itself and its subsidiaries and affiliates and any person which may acquire all or substantially all of its assets agrees that, until two (2) years subsequent to the termination of this Agreement, it will not solicit, recruit, hire or otherwise engage any Senior Executive or other employee of the Manager or SE Employer that provided services to LCH or Manager relating to LCH while employed by SE Employer or its affiliates (“SE Employer Solicited Person”).

20.2Public Statements. Manager shall be authorized to make public statements about LCH, services provided and its relationship hereunder.

20.3Use of LCH Name. Manager may use the LCH or LCH Hospital names in a manner reasonably necessary or conducive to performing its services hereunder.

20.4Reimbursable Expenses. During the Term, Manager shall be promptly reimbursed for all reasonable expenses (to the extent of and pursuant to LCH’s expense reimbursement policy for other personnel and contractors) incurred by Manager or third parties Manager contracts with in connection with the provision of the Management Services hereunder (e.g., Senior Executives), including, but not limited to transportation, lodging, meals, travel and office expenses upon submission to LCH of invoices. Any such expenses, subject to this section, shall require prior approval by LCH to be eligible for reimbursement.

20.5Notices. All notices, requests, demands and other communications  required or permitted to be given pursuant to this Agreement must be in writing and shall be (i) delivered to the appropriate address by hand, by nationally recognized overnight service (costs prepaid); (ii) sent by facsimile or email, or (iii) sent by registered or certified mail, return receipt requested, in each case to the following addresses, facsimile numbers or email addresses and marked to the attention of the person (by name or title) designated below (or to such other address, facsimile number, email address or person as a Party may designate by notice delivered to the other Party in accordance with this Section:

Manager:Executive Vice President

iHealthcare Management II Company

                            3901 SW 28th Street 2nd Floor

                            Miami, FL, 33142

LCH:               Lauderdale Community Hospital

                            326 Asbury Avenue

                            Ripley, Tennessee 38063

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All notices, requests, demands and other communications shall be deemed have been duly given (as applicable): (A) if delivered by hand, when delivered by hand; (B) if delivered by UPS, Federal Express, DHL or other nationally-recognized overnight delivery service, when delivered by such service; (C) if sent via registered or certified mail, three (3) Business Days after being deposited in the mail, postage prepaid; or (D) if delivered by email or facsimile, when transmitted if transmitted with confirmed delivery.

20.6Severability. If any clause or provision of this Agreement  is  determined by a governmental body or a court having jurisdiction thereof to be illegal, invalid, or unenforceable under any present or future law, then the Parties agree that the remaining provisions of this Agreement that reasonably can be given effect apart from the illegal or unenforceable provision shall continue in effect and there shall be substituted for such invalid or unenforceable provision a provision as similar as is feasible and yet would be lawful.

20.7Expenses. Except as otherwise expressly provided herein, each Party will bear its own legal, accounting, and other fees and expenses relating to the negotiation and preparation of this Agreement and the transactions contemplated hereby.

20.8Public Announcements. The time and content of any announcements, press releases, or other public statements concerning this Agreement and the transactions described herein will be determined by a process agreed to by the Parties.

20.9Waiver. No failure on the part of any party hereto to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other rights, power or remedy.

20.10Captions. The captions or titles of the sections herein have been included for convenience only and shall not be considered as part of this Agreement.

20.11Counterparts. This Agreement may be signed in counterparts, each of which shall be deemed an original. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (“pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

20.12Force Majeure. Manager shall not be deemed to be in violation hereunder for failure to perform any obligation contained in this Agreement or for any incomplete performance hereunder for the time of and to the extent that such failure or incomplete performance is occasioned by any cause or causes beyond the control of Manager, including, but not limited to, delays or failure in performance or non-performance or interruption of services resulting directly or indirectly from acts of God, Acts of War (including Terrorist activities), civil disorders, vandalism, fires, floods, weather, electrical failures, postal delays, inability to procure materials, sabotage, restrictive governmental laws or regulations, labor actions

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or shortages, criminal activity of third parties,  loss of internet connectivity or incomplete or inaccurate data input as supplied by LCH.

20.13Consents. Whenever under this Agreement provision is made for either Party’s securing the consent or approval of the other, such consent or approval shall be in writing and (except as otherwise provided herein) shall not be unreasonably withheld, delayed, or conditioned.

20.14Binding Effect; Assignment. This Agreement is binding on, and is for the benefit of LCH and Manager and their successors, assigns, and legal representatives (and Manager; iHealthcare Management II Company). A Party shall not assign its rights or delegate its obligations under this Agreement without the prior,  written consent of the other Party; provided, that, Manager may (upon written notice to LCH) assign this Agreement to an affiliate of Manager, and/or to subcontract with any other parties for the performance of various aspects of its obligations hereunder, provided  that Manager shall (a) adequately inform such subcontractors of their obligations hereunder, (b) ensure that they fully comply herewith, and (c) remain fully responsible for the performance of any such assignee and/or subcontractor.

20.15Governing Law. This Agreement shall be governed and construed according to the laws of the State of Florida, without giving effect to any choice or conflict of law provision or rule thereof.

20.16Further Assurance. Each Party agrees to execute and deliver to the other such additional instruments, certificates, and documents as the requesting Party may reasonably request in order to assist the requesting Party in obtaining the rights and benefits to which such Party is entitled hereunder.

20.17Third Party Beneficiaries. The Manager Indemnified Persons, LCH Indemnified Persons, the Senior Executives and SE Employer are express third party beneficiaries of the provisions of this Agreement that relate to them.

20.18    Entire Agreement. This Agreement (including exhibits and schedules) contain the entire agreement of the Parties with respect to the matters set forth herein and supersede all prior negotiations and agreements, whether oral or written, concerning the subject matter hereof, all of which are merged in this Agreement.

20.19   Amendment and First Right of Refusal. This Agreement sets forth the entire understanding and agreement among the parties hereto with reference to the subject matter hereof and may not be modified, amended, discharged or terminated except by a written instrument signed by the parties hereto. First Right of Refusal:  Landlord/Owner hereby grants to iHealthcare (iHCC) a first right of refusal to purchase the hospital property and real estate during the term and any extensions of this Management and Administrative Services Agreement.  If Landlord/Owner shall desire to sell the hospital property and real estate, and receives a bona fide offer to purchase, Landlord/Owner shall give iHealthcare written notice of Landlord/Owner intention to sell Landlord/Owner interest in the hospital property and real estate as contained in said offer to purchase. Such notice (Landlord/Owner Notice) shall state the terms and conditions under which Landlord/Owner intends to sell its interest. For Sixty (60) business days following the giving of such notice, iHealthcare shall have the option to purchase the Landlord/Owner interest as stated in the Landlord/Owner Notice.  A written notice in substantially the following form, addressed to Landlord/Owner

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and signed by iHealthcare, within the period for exercising the Option, shall be an effective exercise of iHealthcare Option to Purchase.

20.20Manager; iHealthcare Management II Company. In consideration for the potential benefits to iHealthcare Management II Company, as sole member or ultimate parent of Manager to be derived from the management fees and other benefits secured by Manager hereunder, iHealthcare Management II Company hereby agrees fully to ensure that Manager duly and timely fulfills its performance obligations, financial obligations, indemnification obligations, and other obligations, under this Agreement. LCH retains Manager as the sole and exclusive executive group and management agent during the term of this Agreement.

                                                                    [Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of January 7, 2019.

CAH Acquisition Company 11, LLC D/B/A Lauderdale Community Hospital:

By: /s/ Jorge Perez

Name: Jorge Perez

Title: Chairman, Hospital Governing Body

Manager - iHealthcare Management Company

By: /s/ Noel Mijares

Name: Noel Mijares

Title:     Chief Executive Officer

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MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT

Oswego Community Hospital

THIS MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT (this “Agreement”) is entered into as of the 7th day of January 2019, by and among CAH Acquisition Company 2, LLC D/B/A Oswego Community Hospital (“OCH”), a Delaware Limited Liability Company, and iHealthcare Management II Company II, a Florida Corporation (“Manager”). OCH and Manager are sometimes referred to herein individually as a “Party” or collectively as the “Parties.”

WITNESSETH:

WHEREAS, OCH owns and operates an acute general medical and surgical hospital (the “OCH Facilities”) located on the medical campus with a principal address of 800 Barker Drive Oswego, Kansas 67356;

WHEREAS, Manager is a Hospital Management Company;

WHEREAS, Manager has demonstrated expertise and a track record of successfully managing and improving the performance of hospitals serving rural communities;

WHEREAS, OCH desires that Manager provide services to administer, supervise, and manage, and Manager desires to administer, supervise, and manage, the operations of the OCH Facilities on behalf of OCH commencing on January 7, 2019 (the “Effective Date”) on the terms and conditions set forth hereinafter, in furtherance of and consistent with OCH’s mission:

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements, covenants and promises hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the Parties hereto agree as follows:

1.Retention of Manager. Subject to the terms and conditions of this Agreement, as of the Effective Date, OCH hereby retains and appoints Manager to manage the OCH Facilities on behalf of OCH. Manager shall provide, at Manager’s sole expense and determination, all necessary corporate administration, shared services, legal services, compliance, hospital employee benefits program sponsorship, general business infrastructure and support necessary for Manager’s performance under this agreement. During the Term hereof, Manager shall be the exclusive provider of such services as are described herein as Management Services.

2.  Strategic Plan and Budget. Manager and OCH, shall develop and agree on an annual plan setting forth details regarding the strategic, operational and capital activities that Manager shall undertake and oversee on behalf of OCH and the budgets regarding such activities (as amended from time to time, the “Strategic Plan and Budget”), which shall include, among other matters:

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(a)strategic, programmatic and service line initiatives (including their operating and capital requirements) for the OCH Facilities;

(b)performance improvement initiatives, business development objectives, cost reduction plans, synergistic opportunities and efficiency improvements;

(c)an annual operating budget setting forth an estimate of operating revenues and expenses for the next year, which operating budget shall be in reasonable detail and shall contain an explanation of anticipated changes in utilization, patient charges, payroll, and other factors;

(d)an annual capital expenditures budget outlining a program of capital expenditures for the next fiscal year, which budget shall designate expenditure items as either “routine capital” or “enhancement capital” and estimate where possible their return on investment and other impact on operations, market position, etc.; and

(e)an annual projection of cash receipts and disbursements based upon the proposed capital expenditures and operating budgets, which projection shall contain recommendations concerning use of excess cash flow, if any.

2.2Revenues. To the extent cash revenues of the OCH Facilities are not sufficient to support expenditures contemplated by the Strategic Plan and Budget, OCH will be solely responsible for its cost of operation. If requested by OCH, Manager will use commercially reasonable efforts to assist OCH in obtaining financing to fund such cost of operation. Manager shall use commercially reasonable efforts to achieve the revenue targets and other goals consistent with the Strategic Plan and Budget and Performance Targets.

3.Control By OCH. Notwithstanding anything contained anywhere to the contrary, the Governing Body of OCH shall be the Governing Body of the OCH Facilities (the “Governing Body”) and, shall possess ultimate authority and control over OCH. OCH authorizes general operating policies developed by and to be carried out by Manager under this Agreement. The Governing Body shall delegate authority to Manager to enable Manager effectively to perform its functions hereunder. By entering into this Agreement, OCH does not, and shall not in the future, delegate to Manager any of the powers, duties, and responsibilities vested in the Governing Body by law or by OCH’s governing documents. OCH is solely obligated to and shall pay, make funds available to Manager for the payment of, or otherwise cause to be satisfied or discharged, all Hospital Expenses in accordance with the terms of this Agreement. On a monthly basis, Manager shall meet or confer with OCH and provide financial reports, statistical reports, updates and review requests for approvals by the Governing Body.

4.Operational Services. Manager shall use commercially reasonable efforts to oversee the efficient and orderly operation of the OCH Facilities and shall provide the following services in accordance to the terms hereof, or if not herein specified then at least at the level of prevailing industry practices:

4.1Key Hospital Services. Manager shall (a) use commercially reasonable efforts to perform all services consistent with the specific standards herein, (b) use commercially reasonable efforts otherwise

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to oversee the implementation of processes and systems at the OCH Facilities consistent with the Strategic Plan and Budget, and (c) refrain from intentionally taking any actions that are in material violation of applicable laws in its activities pursuant to this Agreement. Manager’s objectives in performing the Management Services shall include the following:

(a)Improving Emergency Department responsiveness to patients, reducing wait times and left-without-being-seen metrics;

(b)Improving clinical service quality and documentation through sophisticated hospitalist and case management programs and quality of services [which may be provided by telehealth services];

(c)Decreasing supply chain costs and quality of services by standardizing purchasing activities and establishing cost-effective purchasing and usage protocols;

(d)Managing labor costs through disciplined staffing policies, while strengthening employee retention and recruitment activities;

(e)Improving the clinical documentation, coding and billing procedures of the OCH Facilities, and compliance with government programs and private payor requirements, so as to increase proper fee realization in accordance with applicable contracts and law;

(f)Assisting with the improvement of other revenue cycle functions;

(g)Developing new recurring revenue streams and increasing inpatient volumes by expanding and refining managed care activities;

(h)Realigning administrative infrastructure to better capitalize on system scale and to standardize best practices;

(i)Improving marketing, advertising and positioning of OCH within the local market;

(j)Improving care protocols and management of patient care flow, bed availability and turnover, and length of stay;

(k)Augmenting initiatives in payer relations and contracting;

(l)Enhancing the effective linkage of the clinical enterprise with support of OCH’s teaching and research activities; and

(m)Implementing the services described in the remainder of this Agreement.

(n)Advising the Governing Body of any material actions that Manager recommends be taken to avoid material non-compliance with law or deficiencies in services.

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4.2Staffing.

(a)During the Term, Manager shall contract with and provide, and at its sole expense pay all compensation and benefits due to a Chief Executive Officer and necessary and adequate corporate administration, shared services and business infrastructure. Each such Senior Executive, and any future replacement thereof, shall be subject to reasonable advance approval by the Governing Body, which shall not be unreasonably withheld or delayed. When so approved by the Governing Body and in the performance of their duties hereunder, such Senior Executives shall be subject to and shall comply with all OCH policies and requirements applicable to their respective positions and duties, subject to the Senior Executives being advised thereof in writing in advance.  In addition, at Hospital Expense and not included in the Management Fee, Manager may make available certain advisors and other personnel (the “Senior Advisors”) from time to time to consult with, visit and perform on site periodic reviews and evaluations, and advise OCH regarding the operations and business of the OCH Facilities in order to ensure effective management of the OCH Facilities.  The Parties acknowledge and agree that the composition of such advisory services at any given time may vary depending on the needs of the business of OCH, in Manager’s reasonable discretion and/or at OCH’s reasonable request and Manager’s agreement thereto.

(b)Subject to the Strategic Plan and Budget, Manager will determine necessary and appropriate staffing levels of the OCH Facilities, and Manager shall oversee and administer the recruitment and hiring in the name of and on behalf of OCH such physicians, nurses, technicians, administrative, and other staff as are determined to be necessary or appropriate for the operation of the OCH Facilities. Manager shall execute on behalf of OCH, as appropriate, any employee hiring, terminations, or other actions. Manager shall monitor and review all payroll functions for the OCH Facilities periodically.

(c)All personnel required to be employed directly by OCH under applicable licensure and reimbursement laws, regulations, and related requirements shall be employees or contractors of OCH (“OCH Personnel”) and not Manager, and shall be subject to OCH’s personnel policies. All wages, benefits and other payroll expenses related to OCH Personnel shall be included as part of Hospital Expenses. For the avoidance of doubt, the term OCH Personnel does not include any Senior Executives or any personnel of Manager, unless OCH first approves their addition at Hospital Expense.

(d)Manager shall administer and oversee the enforcement of personnel policies established in accordance with OCH’s contractual obligations, employment policies and the Strategic Plan and Budget in connection with hiring, managing, and discharging OCH Personnel.

(e)Subject to the terms of any applicable labor agreements binding  OCH or the OCH Facilities, including, without limitation, any collective bargaining agreements, Manager, as the authorized agent of OCH, shall (i) determine the staffing plans on behalf of OCH with respect to the number and qualifications of OCH Personnel required for the efficient and effective operation

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of OCH Facilities operations, and, (ii) in accordance with the Strategic Plan and Budget, implement wage scales, employee benefit packages and programs, in-service training programs, staffing schedules, and job descriptions for OCH Personnel, all in order to accomplish the policies established by OCH.

(f)           Manager is authorized to provide or arrange for cost effective employer self-insured employee benefits programs either through third parties or through an affiliate of Manager on behalf of the Hospital at Hospital Expense. Manager is authorized to sponsor such programs as necessary for their implementation.

4.3Training. Manager, in collaboration with OCH, shall assist in educational training programs for OCH Personnel designed to improve inpatient and case management, clinical documentation, departmental operations and such other matters as Manager may determine to be beneficial to the efficient operation of the OCH Facilities.

4.4Contracts. Manager shall assist the Senior Executives in negotiating and consummating agreements and contracts for and on behalf of the OCH Facilities in the name of OCH in the usual course of business, all in accordance with the Strategic Plan and Budget.

4.5Laws and Accreditations. Manager shall provide assistance in obtaining and maintaining, in OCH’s name, all licenses, permits, approvals and certificates of accreditation required for the operation of the OCH Facilities.

4.6Medical Records. Manager shall administer and oversee systems for the timely, accurate and efficient creation, filing, security, sharing among care givers and other lawful persons, and retrieval at the OCH Facilities, of all medical records, charts, and files, all in accordance with applicable law, the requirements of payors, the needs of effective risk management and compliance systems, and other best practices.

4.7HIPAA and Business Associate Agreement. The Parties hereby acknowledge and agree to enter into and comply with the Business Associate Addendum attached hereto, to evidence their compliance with privacy standards adopted by   the U.S. Department of Health and Human Services as they may be amended from time to time, 45 C.F.R. Parts 160 and 164, subparts A, D and E, the security standards adopted by the U.S. Department of Health and Human Services as they may be amended from time to time, 45 C.F.R. Parts 160, 162 and 164, subpart C , and the requirements of Title XIII, Subtitle D of the Health Information Technology for Economic and Clinical Health (HITECH) Act provisions of the American Recovery and Reinvestment Act of 2009, 42 U.S.C. §§ 17921-17954, and all its implementing regulations, when and as each is effective and compliance is required, as well as any applicable state confidentiality laws.

4.8Support Services. Manager shall administer and oversee customary hospital support services, including, but not limited to, housekeeping, maintenance (including repair and maintenance of the interior and exterior of the OCH Facilities building, and grounds), janitorial, security and food services.

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4.9Information Technology Systems and Records. Manager shall administer and oversee the maintenance and operation of accounting, auditing, budgeting, reimbursement, revenue cycle, payor reporting and reconciliation, electronic health record, computerized physician order entry, and other clinical service records and other information technology systems required for the efficient management of the OCH Facilities’ affairs and compliance with payor program requirements and/or contracts. Manager shall administer and oversee the preparation and maintenance of all books and records regarding operations and financial transactions pertaining to the OCH Facilities and shall ensure copies of such books and records are made available to the Governing Body or its designee upon request.

4.10Establishment of Operational Policies. Manager shall develop and implement OCH policies, procedures, and standards of operation, maintenance, pricing, and other matters affecting the OCH Facilities and the operation thereof, consistent with the Strategic Plan and Budget.

4.11Acquisition of Property. Manager shall be responsible for the oversight of acquisition of all personal property, equipment, supplies, and inventory as may be necessary to operate the OCH Facilities in accordance with (i) this Agreement, (ii) the Strategic Plan and Budget, (iii) applicable laws, rules, and regulations, and (iv) applicable standards and guidelines on accreditation promulgated by the Joint Commission or any other applicable accreditation organization. Manager shall have the right to utilize such personal property, equipment, supplies, and inventory at the OCH Facilities as Manager reasonably deems necessary and appropriate to fulfill its obligations hereunder.

4.12OCH Missions. Manager shall assist OCH in:

(a)Managing the linkage between the clinical programs and student and resident academic training programs; and

(b)Enhancing the OCH Facilities’ community service mission and engagement in community activities that educate, inspire, and improve the quality of life and overall health outcomes of the patient populations served by OCH.

4.13Public Relations. Manager shall implement such advertising, marketing and other activities as may be conducive to the efficient operation of the OCH Facilities, subject to the prior approval of the Management Committee for all new materials. Subject to the foregoing, from time to time, Manager shall engage in reasonable and lawful marketing and public relations activities designed to enhance the OCH Facilities’ image and reputation and to secure and maintain patients at the OCH Facilities.

4.14Liability Insurance. Manager shall obtain and/or maintain in effect, on OCH’s behalf and at OCH’s sole expense, throughout the term of this Agreement, such policies (or programs) of property/casualty coverage, public liability, professional liability and hazard insurance and other customary insurance coverage's in commercially reasonable amounts for and on behalf of the OCH Facilities as are designated by OCH and consistent with the Strategic Plan and Budget or, in the absence of such a specification, as Manager considers reasonable and prudent based on criteria generally used by Manager with respect to the hospitals owned or managed by Manager. OCH, Manager and the Senior Executives shall be covered under all such applicable policies (or programs). Additionally, Manager and the Senior Executives shall be

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named as additional insured's under OCH’s Directors’ and Officers’ liability, Errors and Omissions liability, professional liability and other insurance policies and the Senior Executives shall be insured under any such policies to the same extent as OCH’s other officers and directors.

4.15Indigent Care. Manager shall assure access to medical care for indigent persons at the OCH Facilities in accordance with OCH’s mission, the Strategic Plan and Budget and applicable law. Manager and OCH shall ensure that charity care at OCH Facilities is provided in a manner consistent with OCH’s policies in effect from time to time. Manager shall implement and administer on behalf of OCH appropriate agreements with governmental authorities concerning reimbursement for services provided to indigent and uninsured persons.

4.16Charges.

(a)Manager shall oversee the billing for services rendered by the OCH Facilities and the collection of all accounts due to the OCH Facilities in accordance with lawful Charge-master and collection policies developed by OCH pursuant to the Strategic Plan and Budget and each applicable third-party payor program or contract. OCH shall approve the Charge-master. Manager shall update OCH on all changes to the Charge-master as they may occur in the normal course of business. Manager shall be entitled to obtain, on behalf of, and at the expense of, OCH, the assistance of one or more collection agencies who shall be required to act in accordance with law and generally recognized practices for hospitals (such as the AHA Guidelines.)

(b)OCH shall maintain bank accounts (“OCH Accounts”) necessary for operations of the OCH Facilities and Manager shall cause to be deposited therein all receipts and money arising from operations of the OCH Facilities. It is anticipated that the Senior Executives appointed as Chief Executive Officer and designated Chief Financial Officer or designee of OCH, and such other individuals as are approved by the Governing Body from time to time, shall have the right to authorize disbursements from OCH Accounts on behalf of OCH in such amounts and at such times as the same are required, as addressed further below.

4.17Payment of Expenses. Provided OCH has sufficient funds, Manager shall timely and accurately pay on behalf of OCH, from funds generated by the OCH Facilities in the OCH Accounts, where and as due, and without delinquency or default, all proper debts, liabilities, costs, and expenses (“Expenses”) related to the ownership, management and operation of the OCH Facilities, including any taxes  and all  bills for goods delivered or services rendered to the OCH Facilities and all personal property, supplies, inventory and all other items necessary for operation of the OCH Facilities and to provide the Management Services described herein. Manager shall contest by appropriate and legal means, (but may not bring any lawsuit without complying with such guidelines and policies as are established from time to time by the Governing Body or the Management Committee) on behalf of OCH, any claims for payment asserted with respect to the OCH Facilities that Manager, in good faith, considers erroneous or improper.

4.18Agency. Within the scope of functions delegated to Manager hereunder and subject to other conditions set forth herein, Manager shall have the right to act and shall assist OCH as the agent and attorney-in-fact of OCH in the procuring of licenses, permits and other approvals, the payment and

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collection of accounts, and in all other activities necessary, appropriate, or useful to Manager in the carrying out of its duties. In performing such services, Manager shall comply with all applicable laws, regulations and requirements of governmental bodies.

4.19Elective Corporate-Based Consulting Services. If requested by OCH and agreed by Manager, Manager or its designees may provide as added elective consulting services (not included with Management Fees but paid instead under mutually agreed separate written agreements), corporate-based consulting services that are outside of the scope of the Management Services provided under this Agreement (“Consulting Services”). Manager will provide any such Consulting Services at market rates or such rates as may be mutually agreed to by the Parties, which rates shall be determined at the time such Consulting Services are requested.

4.20Compliance with Law and Professional Standards. In performing its services hereunder, and in all conduct related to this Agreement, Manager will comply with all applicable laws and with generally recognized professional standards for similar services within the hospital management industry.

5.Reports to OCH. For the purpose of keeping informed with respect to the operation of the OCH Facilities and Manager’s performance hereunder, Manager shall arrange for the preparation and delivery to the Governing Body or its designee the following:

5.1Financial Statements.

(a)Submit to the Governing Body quarterly unaudited financial statements of the OCH Facilities, containing a balance sheet and a statement of income, prepared in reasonable detail and in accordance with generally accepted accounting principles; and

(b)Annually, within one hundred twenty (120) days after the end of each fiscal year of the OCH Facilities, audited financial statements of the OCH Facilities (“Audited Financial Statements”), including a balance sheet, statement of income, and statement of changes in financial position, prepared in reasonable detail and in accordance with generally accepted accounting principles and accompanied by a report of the independent auditor of the OCH Facilities (selected by the Governing Body). The timing of audit submissions assumes OCH has paid audit fees in a timely manner.

5.2Strategic Plan and Budget. An annual updated Strategic Plan and Budget, to be delivered at least thirty (30) days prior to the beginning of each OCH Fiscal Year during the Term of this Agreement.

5.3Reports. All reports deliverable hereunder shall be generated by Manager using the then-existing systems of OCH and delivery of such reports is conditioned upon the capability, availability, cooperation and access to, such OCH systems and personnel for Manager. Manager shall hold annual meetings with the Governing Body or its designee specified in writing to discuss the reports required by this Agreement.

6.Access to Reports and Communications. Each Party agrees to provide the other, promptly when received, with access to all material reports, other filings, and communications from governmental authorities or agencies having jurisdiction over the OCH Facilities.

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7.Medical Staff, Quality of Care.

7.1Cooperation with Medical Staff. Manager shall reasonably cooperate and maintain liaisons with the medical staff of the OCH Facilities (collectively, the “Medical Staff”) and shall advise and assist the Medical Staff concerning procedural matters and standards and guidelines on accreditation promulgated by The Joint Commission or any other applicable accreditation organization. However, all medical, ethical, and professional matters, including control of and questions relating to the composition, qualifications, and responsibilities of the Medical Staff, shall be the responsibility of the Governing Body, the Credentialing Committee, and the Medical Staff of the OCH Facilities.

7.2Quality Assurance Program. Manager shall review and make recommendations regarding OCH’s existing Quality Assurance Program and QIIP and shall assist OCH with the implementation and administration of its Quality Assurance Program in accordance with applicable law.

7.3Medical Affairs Committee. In order to provide a forum for communication among representatives of the Medical Staff and to ensure compliance with OCH’s Quality Assurance Program, Manager shall assist OCH in the implementation and administration of a Medical Affairs Committee that shall consist of a designated senior officer of OCH, physicians appointed by the Medical Staff, persons designated by the Governing Body or its designee, and one additional person designated by Manager. The Medical Affairs Committee, if and when implemented, would meet quarterly, or as needed, keep minutes of its meetings, and have the following suggested duties:

(a)to ensure that acceptable medical, ethical, and professional standards are attained within the OCH Facilities;

(b)to assist in implementation of the Quality Assurance Program so that the quality of health care provided at the OCH Facilities may be measured objectively;

(c)to ensure that all patients admitted to the OCH Facilities or treated as outpatients receive quality patient care;

(d)to provide a forum for discussion of problems of a medical- administrative nature;

(e)to assist the Governing Body and Manager in ensuring compliance with federal, state, and local requirements; and

(f)to act in an advisory capacity in the implementation of quality of care policies adopted by the Governing Body or the Medical Staff.

8.Laws; Licenses; Reimbursement Programs; Accreditation.

8.1Compliance with Law. In performing services hereunder and in all other actions related to this Agreement, Manager and all personnel of Manager shall comply with applicable federal, state, and local laws, rules, and regulations relating to the OCH Facilities or Manager’s Management Services, including without limitation all agencies having jurisdiction over health care services, billing, labor/employment,

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taxation, environmental compliance, antitrust, or physical facility compliance. Manager shall assist OCH to operate the OCH Facilities so that it maintains all necessary licenses, permits, consents, and approvals from all governmental agencies that have jurisdiction over the operation of the OCH Facilities. Manager shall not be obligated to OCH for failure of the OCH Facilities to comply with any such laws, rules, and regulations or for failure of the OCH Facilities to maintain any such licenses, permits, consents, and approvals, to the extent that the failure is due to financial limitations of the OCH Facilities or to the design or construction of the OCH Facilities, or is attributable to acts, errors or omissions of OCH or its agents (other than Manager or Manager’s employees or contractors).

8.2Compliance for Charges for Services. Manager shall oversee compliance with all laws, regulations and payer contract or program requirements concerning coding, billing, charging, collecting and reporting on fees received for services of or provided in the OCH Facilities.

8.3Accreditation. Manager shall use its commercially reasonable efforts to manage the OCH Facilities in the manner necessary to maintain accreditation by The Joint Commission or any other similar applicable accreditation organization.

8.4No Violation. Neither OCH nor Manager shall knowingly cause or permit any action that shall (i) cause any governmental authority having jurisdiction over the operation of the OCH Facilities to institute any proceeding for the rescission, suspension, or revocation of any license, permit, consent, or approval; (ii) cause the Joint Commission or any other similar applicable accreditation organization to institute any proceeding or action to revoke its accreditation of the OCH Facilities; (iii) cause a termination of, or adversely affect, OCH’s participation in Medicare, Medicaid, Blue Cross, or any other public or private medical payment program; or (iv) cause OCH to violate or default under any of its legal obligations under debt financings. OCH, and not Manager, shall bear sole responsibility for non-compliance with this section if non-compliance was due to insufficient funds or acts, errors or omissions by OCH Personnel.

9.Limitations on Manager’s Exercise of Duties.

9.1Limitations on Manager’s Exercise of Duties.

(a)Except as contemplated by the Strategic Plan and Budget or as the Governing Body or its designee may specifically authorize in writing from time to time, Manager shall not have the authority to undertake the following, on OCH’s behalf, without the advance written consent of the Governing Body (or its designee authorized in writing):

(1)Purchase capital assets or incur expenses (other than consistent with the Strategic Plan and Budget) in excess of $50,000 or such higher amount as may be authorized by OCH.

(2)Incur debt on behalf of OCH;

(3)Encumber OCH property, or sell or dispose of any material assets having a value in excess of $25,000;

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(4)Approve or undertake any other matters required by law to be approved by OCH’s Governing Body;

(5)File or settle litigation;

(6)Grant any person any rights with respect to ownership of, or limiting the activities of, the OCH Facilities; or

(b)Except as set forth in the Strategic Plan and Budget, OCH shall have the ultimate authority to decide, in its sole and absolute discretion, whether to approve, disapprove or undertake any of the above listed items.  However, OCH agrees to consult and cooperate with Manager in good faith concerning any decisions related to the above listed items. The following list includes general items that require Board approval:

1.Adopting or amending employee equity and benefit plans

2.Hiring or firing senior officers or key employees

3.Entering into employment agreements, or amending the terms of employment, for senior officers

4.Borrowing or lending money

5.Adopting an annual budget

6.Entering into agreements of material importance to the corporation (e.g., financing agreements, material license agreements and leases)

7.Any expenses of greater than $50,000.00 (Fifty Thousand Dollars)

10.Defense of Claims; Exculpation.

10.1OCH.

(a)OCH agrees to indemnify, defend and hold harmless Manager, including its “advisors” (selected by Manager and accepted by OCH), affiliates, subsidiaries, successors and assigns, and any employee, agent, officer, director, shareholders, manager, representative, attorney, or independent contractors, including but not limited to Senior Executives and their employer and its affiliates (together, the “SE Employer”), and direct or indirect equity holder of Manager, and any person who controls Manager (any or all of the foregoing hereinafter a “Manager Indemnified Person”), from and against any losses, damages, liabilities, deficiencies, claims, actions, suits, proceedings, judgments, settlements, interest, awards, penalties, fines, costs, or expenses (including reasonable attorneys’ fees and costs of defense), joint or several, of any kind or nature whatsoever (collectively, “Claims”) that may be incurred by or asserted against Manager or a Manager Indemnified Person (whether or not Manager or a Manager Indemnified Person is party

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to such Claims) to the extent they result from, arise out of, or are in any way related to, the following, in each case as finally determined by an arbitrator:

(1)the breach or non-fulfillment or violation by OCH or any of its Representatives of any of the covenants, duties, obligations, representations or warranties of OCH set forth in this Agreement;

(2)any actions or omissions of OCH or its affiliates, subsidiaries, successors, assigns, employees, agents, officers, directors, managers, advisors, representatives, attorneys, independent contractors (respectively, “Representatives,” but for the avoidance of doubt specifically excluding Manager, SE Employer and Manager Indemnified Persons), including without limitation actions or omissions arising out of the negligence, gross negligence, recklessness, or willful misconduct of OCH or its Representatives  related to this Agreement;

(3)any failure by OCH or any of its Representatives to comply with any applicable federal, state or local laws, regulations or codes in the performance of its obligations under this Agreement;

(4)Manager’s or any Manager Indemnified Person’s involvement in, in any manner including without limitation the management of, oversight of or operation of, the OCH Facilities or any other errors, actions or omissions of Manager or any Manager Indemnified Person;

(5)any claim which is brought or asserted by third parties against Manager or any Manager Indemnified Person relating to this Agreement or OCH’s ownership or operation of the OCH Facilities, including without limitation the use of any real or tangible property in connection with the OCH Facilities; or

(6)any bodily injury, death of any person or damage to real or tangible property caused by the acts or omissions of OCH or any of its Representatives.

(b)Furthermore, OCH agrees to reimburse Manager, as incurred and upon demand by Manager, for legal or other expenses reasonably incurred by Manager or a Manager Indemnified Person in connection with investigating, defending or preparing to defend any such Claims (including without limitation in connection with the enforcement of the indemnification obligations set forth herein), whether or not Manager or any Manager Indemnified Person is a party to any Claims out of which any such expenses arise and whether or not such Claims are brought by OCH, its Representatives or any other person or entity.

(c)However, OCH shall not be obligated under the foregoing indemnity agreement in respect to any Claims (a) to the extent such Claims resulted in whole or in part from the gross negligence, willful misconduct or fraud of Manager or a Manager Indemnified Person; (b) by one Manager Indemnified Person against another relating to activities of such parties pursuant to the

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Agreement; or (c) arising from (i) felony criminal activity that any Senior Executive or Manager Indemnified Person directly participated in or (ii) other acts indemnifiable by Manager, in each such case (other than with respect to felony criminal acts), as finally determined by an arbitrator.

(d)The reimbursement and indemnity obligations of OCH under this Agreement shall be in addition to any liability OCH may otherwise have; shall extend upon the same terms and conditions to the Manager Indemnified Persons, and shall be binding upon and inure to the benefit of any successors, assigns, heirs, and personal representatives of OCH, or of Manager or any Manager Indemnified Persons.

10.2Manager. Manager shall indemnify, defend, and hold harmless OCH including its affiliates, subcontractors, successors and assigns and any employee, agent, officer, director, manager, representative, attorney or independent contractor (“OCH Indemnified Persons”) against any Claims (including reasonable attorneys’ fees and costs of defense) to the extent that they result from the felony criminal acts that Manager Indemnified Persons directly participated in, willful misconduct, gross negligence or fraud of Manager, in each such case (other than with respect to felony criminal acts which shall require final judgment by a court of competent jurisdiction (not subject to further appeal)), as finally determined by an arbitrator. A Manager Indemnified Person shall not be liable for any act or omission of any other Manager Indemnified Person other than its own officers, directors, employees and subcontractors. In addition, Manager shall not be obligated under the foregoing indemnity agreement in respect to any Claims (a) to the extent such Claims resulted in whole or in part   from the gross negligence, willful misconduct or fraud of OCH or a OCH Indemnified Person (b) by one OCH Indemnified Person against another relating to activities of such  parties pursuant to the Agreement; or (c) arising from (i) felony criminal activity that  any OCH Indemnified Person directly participated in or (ii) other acts indemnifiable by OCH, in each such case (other than with respect to felony criminal acts) as finally determined by an arbitrator. The Manager Indemnified Persons shall not be liable for any act, error, omission or delay taken at the specific direction or with the express approval of the Governing Body to take action or the failure of the Governing Body to take action.

10.3Procedure.

(a)In the event that any Party hereunder shall receive any notice of any claim or proceeding against said Party in respect to which indemnity may be sought under this Agreement, the said Party (“Indemnitee”) shall give the Party upon whom   a claim could be made under this Agreement (“Indemnitor”) written notice of such loss, liability, claim, damage, or expense and the Indemnitor shall have the right to contest and defend any action brought against the Indemnitee based thereon, and shall have the right to contest and defend any such action in the name of the Indemnitee at the Indemnitor’s own expense; provided, however, that if the Indemnitor shall fail to assume the defense and notify the Indemnitee of the assumption of the defense of any such action within ten (10) days of the giving of such notice by the Indemnitee, then the Indemnitee shall have the right to take any such action as it reasonably deems appropriate to defend, contest, settle, or compromise any such action or assessment and claim indemnification as provided herein; provided, however, that no Party shall settle any such action without the consent of the

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other applicable Party (which consent shall not be unreasonably withheld) unless such settlement involves only the payment of money and the claimant provides the Indemnitee a release from all liability in respect of such claim. If the Indemnitor defends any action for which indemnification is claimed, the Indemnitee shall be entitled to participate at its own expense in the defense of such action; and further, provided, however, that the Indemnitor shall bear the fees  and expense of the Indemnitee’s counsel only if (i) the engagement of such counsel is specifically authorized in writing by the Indemnitor, (ii) the Indemnitor is not adequately prosecuting the defense in good faith, or (iii) the named parties to such action include both the Indemnitor and the Indemnitee and there exists a conflict or divergence of interest between such parties which renders it inappropriate for counsel selected by the Indemnitor to represent both of  such parties. The Indemnitor shall not be liable for any settlement of any claim, action, or proceeding effected without its written consent. No Party shall recover an amount in excess of the actual damages incurred.

(b)Notice of all claims as required by this Agreement shall be promptly provided as to (i) the nature of any claim; or (ii) the commencement of any suitor proceeding brought to enforce any claim. In the event of failure to provide such notice or in the event that Indemnitee shall fail to cooperate fully with the Indemnitor in the Indemnitor’s defense of any suit or proceeding, the Indemnitor shall be released from some or all of its obligations with respect to that suit or proceeding to the extent that the failure of notice or cooperation actually and materially adversely affected the Indemnitor’s defense of such claims.

10.4Indemnification of Senior Executives. In addition to, and without limiting the indemnification described above, OCH shall indemnify the Senior Executives who will be acting as officers of OCH to the same extent and subject to the same conditions as the most favorable indemnification it extends to its officers or directors, whether under OCH's charter, bylaws, by contract or otherwise.

10.5Exculpation of Senior Executives and SE Employer. Though the Senior Executives may continue to be employed by and associated with the Manager or SE Employer and its affiliates while providing services described hereunder, with respect to OCH and OCH, the Senior Executives shall serve at the pleasure and direction of the Manager and/or Governing Body and neither the SE Employer, any Senior Executive nor any of their respective affiliates shall have any liability to OCH or OCH for any acts or omissions of the Senior Executives, notwithstanding that SE Employer may receive compensation from Manager for making the Senior Executives available to serve in such capacity (and OCH and OCH expressly waive and agree not to assert any claim of respondent superior or similar legal theory which might otherwise hold SE Employer or its affiliates liable for the acts or omissions  of the Senior Executives), except to the extent that any such Claims result primarily and directly from such Senior Executive’s felony criminal acts, willful misconduct, gross negligence or fraud in each such case (other than with respect to felony criminal acts which shall require final judgment by a court of competent jurisdiction (not subject to further appeal)), as finally determined by an arbitrator.

11.Access to Records.

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11.1Access to Records.

(a)Manager shall provide to the Governing Body, OCH’s auditors and accountants, OCH’s fiscal intermediaries, and accountants and agents for the Medicare and Medicaid programs or any other governmental authority exercising legal and appropriate authority, access to all lawfully required records for a period of seven (7) years after the furnishing of services under this Agreement.

(b)Until the expiration of four (4) years after the furnishing of Management Services pursuant to this Agreement, the Parties shall, upon written request, make available to the Secretary of Health and Human Services (the “Secretary”) or the Comptroller General, or their duly authorized representative(s), contract, books, documents, and records related to this Agreement and necessary to verify the nature and extent of the cost of such Management Services. If any Party carries out any of its obligations under this Agreement by means of a subcontract with a value of $100,000 or more, that Party agrees to include this requirement in any such subcontract. The availability of books, documents, and records shall be subject at all times to all applicable legal requirements, including without limitation such criteria and procedures for seeking and obtaining access that may be promulgated by the Secretary by regulation. Neither Party shall be construed to have waived any applicable attorney-client privilege by virtue of this Section.

11.2Exercise of Right of Access. The foregoing rights of access shall be exercisable through a written request, upon which Manager and its subcontractors shall give access to the above contracts, books, documents, and records from time to time during reasonable business hours.

12.Management Fee.

12.1Management Fees. In consideration for the Management Services provided by Manager under this Agreement, OCH shall pay Manager as follows (collectively, the “Management Fees”):

(a)A total annual base fee (the “Base Fee”) equal to Twelve Percent (12%) of all collected cash revenues for each fiscal year of this agreement.  Manager will be paid the Management Fee on a weekly basis for the preceding week’s total cash and settlements collected from all sources. Manager is authorized to withdraw this fee on a weekly basis and will present an invoice concurrently, based on the preceding week's collected settlement reports. However, Manager must first ensure Hospital payroll is met as its’ highest priority before cash is withdrawn to pay Manager’s fees. If funds are insufficient to cover all or part of Manger’s fees, the balance due will be deferred as owed but carried as a deferred expense due Manager. When, in Manager’s best business judgement, sufficient funds become available to pay off all or part of fees incurred and still owing, Manager will pay down all or part of the balance of fees owed using prudent business judgement and discretion. In no case shall Manager forgive fees due for management services rendered.

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(b)An incentive or success fee (the “Incentive Fee”) to be negotiated based on the achievement of certain mutually agreed milestones.

(c)IT support and EMR services are not included in the management fee and will be offered to OCH by separate agreement.

12.2Arm’s Length Transaction. The Parties have negotiated the Management Fees at arm’s length, assisted by professional financial advisers. They believe that the management fees are consistent with fair market value and comply with law.

13.Breach. In the event of a breach of any obligation or covenant under this Agreement, other than the obligation to pay money (which shall have a thirty (30) day cure period), the non-breaching Party may give the breaching Party written notice of the specifics of the breach, and the breaching Party shall have sixty (60) days (the “Cure Period”) in which to cure the breach; provided, that for any non-monetary defaults reasonably requiring greater than ninety (90) days to cure, the breaching Party shall not be in default so long as the breaching Party commences to cure such default within the required sixty (60) days and diligently prosecutes  such cure to completion thereafter. Only if the breach is not cured within said Cure Period shall the non-breaching Party be entitled to pursue any remedies it may have by reason of the breach.  A waiver of any breach of this Agreement shall not constitute a waiver of any future breaches of this Agreement, whether of a similar or dissimilar nature.

14.Term. The term of this Agreement (“Term”) shall commence and be deemed effective as of the Effective Date, and continue for an initial ten (10) year period, and shall automatically renew for one (1) additional five (5) year period unless a Party provides at least one hundred eighty (180) days prior written notice of nonrenewal to the other party. Thereafter, this Agreement may be renewed upon prior written agreement of the Parties. Any renewal periods shall be deemed a part of the Term.

In the event of and regardless of a Change of Control or merger or sale of the Hospital, this Management and Administrative Service Agreement will be assigned and assumed by the new owner or controlling entity as part of the transaction or event and continue in full force and effect through the end of the term and renewals.  iHealthcare Inc reserves all rights to this agreement in the event of such an occurrence.

15.Dispute Resolution and Remedies.

15.1Resolution by Management. The Parties’ respective management teams shall attempt, in good faith, to privately and confidentially resolve any dispute, controversy or claim arising under this Agreement (a “Dispute”). In the event the Parties are unable to resolve the Dispute after negotiating in good faith for thirty (30) days following written notice of the Dispute served on a Party, either Party may refer such Dispute to OCH and the CEO of Manager for resolution.

15.2Arbitration. IF A DISPUTE ARISES, THE PARTIES WILL: (a) RESOLVE ALL DISPUTES BY BINDING ARBITRATION HELD IN MIAMI-DADE COUNTY, FLORIDA BEFORE A SINGLE ARBITRATOR FROM JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (“JAMS”); AND (b) WAIVE ANY RIGHT TO CIVIL TRIAL BY JUDGE OR JURY.  Notwithstanding the foregoing, all claims alleging violation of this agreement, restrictive

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covenants, mishandling of Confidential Information, or transgression of intellectual property rights, shall be subject to the exclusive jurisdiction, in Miami, Florida, of either the Florida state courts or the US District Court.  Before accepting appointment, the arbitrator shall agree: (a) that the arbitrator’s award shall be made within nine (9) months of the filing of a notice of intention (or demand) to arbitrate  (but it may be extended by written agreement of the parties); (b) to base any decision or award on governing law; (c) to not award punitive or other damages that are not measured by the prevailing party’s actual damages, except as may be required by statute; and (d) to issue an award in writing within ten (10) days of concluding the presentation of evidence and briefs.  Judgment may be entered in any court having jurisdiction thereof.  The prevailing party shall be entitled to recover from the other party its costs and expenses, including reasonable attorney’s fees.

15.3LIMITATION OF LIABILITY.  NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES, NOR THE COST OF PROCURING SUBSTITUTE ITEMS OR SERVICES, ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES.  IN NO EVENT WILL MANAGER BE LIABLE TO CLIENT FOR SPECIAL OR CONSEQUENTIAL DAMAGES ARISING FROM THE PROVISIONS AND THE PERFORMANCE OF SERVICES BY MANAGER UNDER THIS AGREEMENT, EVEN IF MANAGER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. FURTHER, THE TOTAL LIABILITY OF MANAGER UNDER THIS AGREEMENT, FOR ANY AND ALL CAUSES, WILL BE LIMITED, AND MANAGER’S TOTAL LIABILITY WILL NEVER EXCEED THE SUM OF TWENTY PERCENT [20%] OF ONE (1) MONTH AVERAGE MANAGEMENT FEES.

EXCEPT AS PROVIDED HEREIN, MANAGER DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED [EITHER IN FACT OR BY OPERATION OF LAW], WITH RESPECT TO ANY ITEM OR SERVICE PROVIDED HEREUNDER, INCLUDING BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY, TITLE, NON-INFRIGEMENT, OR FITNESS FOR A PARTICULAR PURPOSE OR ANY WARRANTY ARISING FROM CONDUCT, COURSE OF DEALING, CUSTOM, OR USAGE IN TRADE. No claim against MANAGER of any kind under any circumstances will be filed more than one year after OCH knows of, or in the exercise of reasonable care, could know of, such claim or an act or omission of MANAGER that would give rise to such a claim.

15.4Remedies. The arbitrator may grant as remedies in connection with an outstanding Dispute: (a) a required Corrective Action Plan for Manager’s performance of the Management Services, (b) specific performance of this Agreement, (c) full payment by OCH to Manager in accordance with the terms hereof, (d) a modification to the Performance Targets; (e) monetary indemnification in accordance with the terms hereof, and/or (g) any other lawful and appropriate remedy, including termination of this Agreement.

15.5Exclusive Process. Except as otherwise set forth herein, the procedure set forth in this Section 15 shall be the Parties’ exclusive process for resolution of all Disputes.

16.Termination. This Agreement may be terminated prior to the expiration of the Term only as follows, and any such termination shall not affect any rights or obligations arising prior to the effective date of termination:

16.1Termination for Material Breach.

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(a)Notwithstanding any provision contained herein, however, Manager shall not be liable to OCH and shall not be deemed to be in breach of this Agreement for  the failure to perform any or all obligations to be performed by Manager pursuant to this Agreement, to the extent such failure results from (i) governmental intervention, (ii) labor dispute, (iii) law, regulations, rules or reimbursement rules or policies that actually prevent such performance, (iv) any other action or force majeure or event which is beyond the reasonable control of Manager, or (v) any failure by OCH to perform, fund or meet any of OCH’s obligations hereunder; and provided that Manager shall nevertheless be obligated duly to perform hereunder to the extent such performance remains feasible.

16.2Bankruptcy Insolvency. Manager shall be entitled to file a UCC for unpaid Management Fees. Manager may terminate this Agreement upon ten (10) days written notice to OCH in the event OCH (or OCH’s sponsoring entity)  becomes insolvent or fails to pay, or admits in writing its inability to pay, its debts as they  mature; or a trustee, receiver or other custodian is appointed for such other party for all or a substantial part of such person’s property and is not discharged within sixty (60) days of appointment;  or any bankruptcy reorganization, debt, arrangement, or other proceeding under  any bankruptcy or insolvency law or any dissolution or liquidation proceeding is instituted by or against such person and if instituted against such person’s is consented to or acquiesced in by such person or remains un-dismissed for sixty (60) days following the original filing; or any warrant or attachment is issued against any substantial portion of the property of such person which is not released within sixty (60) days of service; and OCH may likewise terminate if   any of the foregoing occurs with regard to Manager or iHealthcare Management II Company and this substantially impairs Manager’s ability to perform its obligations under this Agreement.

17.Effects of Termination. The termination of this Agreement for any reason shall be without prejudice to any payments or obligations which may have been earned and accrued or become due to any Party hereunder prior to the date of termination. Notwithstanding anything to the contrary herein, the following provisions shall survive any termination hereof: Sections 10 (Defense of Claims), 11 (Access to Records), 12 (Management Fee), 15 (Disputes), 19 (Representation and Warranties) and 21 (Miscellaneous). In the event this Agreement is terminated for any reason, OCH shall pay to Manager all unpaid fees then due.

18.Transition Services. In the event of termination of this Agreement prior to expiration for any reason other than insolvency or bankruptcy of OCH, upon request of OCH, Manager shall be obligated to continue to provide OCH with the Management Services described herein for a period of up to one hundred twenty (120) days after such termination or expiration of this Agreement (the “Transition Period”), and during such Transition Period: (a) Provided  OCH shall continue to compensate Manager in accordance with this Agreement, (b) Manager shall fully cooperate in order to ensure the orderly and efficient transfer of its functions hereunder to OCH and/or another service provider; (c) Manager shall fully cooperate in order to ensure no disruption to patient care functions; and (d) the Parties shall cooperate in order to resolve any outstanding operational, financial, legal or other matters arising (including audits) from the period in which this Agreement was in effect.

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19.Representations and Warranties.

19.1Manager. As of the Effective Date, Manager represents and warrants to OCH as follows:

(a)Manager is a Florida company duly organized, validly existing, and in good standing under the laws of the State of Florida.

(b)Manager has full authority to enter into and perform this Agreement, and the signature of Manager’s representative at the end hereof signifies that this Agreement has been duly authorized, executed and delivered and represents a legal, valid and binding agreement enforceable against Manager in accordance with its terms (subject only to customary limitations on the enforceability and availability of remedies in accordance with principles of law and equity).

(c)The execution, delivery and performance of this Agreement by Manager does not (i) require any consent, waiver, approval, license or authorization of any person or public authority which has not been obtained and is not presently in effect; (ii) to the knowledge of Manager, violate any provision of law applicable to Manager; or (iii) conflict with or result in a default under, or create any lien upon any of the property or assets of Manager under, any agreement or instrument; or (iv) violate any judicial or administrative decree, contract, or other legal obligation to which Manager is subject or by which any of its assets are bound.

(e)There is no civil, criminal or administrative action, suit, demand, claim, hearing, proceeding or investigation pending or, to Manager’s knowledge threatened against Manager that may materially delay or interfere with its entering into and fully and duly performing this Agreement.

(f)Neither Manager nor, to the knowledge of Manager, any Manager personnel (including any Senior Executive) is a person excluded or barred from the Medicare or Medicaid programs.

19.2OCH. As of the Effective Date, OCH represents and warrants to Manager as follows:

(a)OCH is a for-profit corporation duly organized, validly existing, and in good standing under the laws of the State of Florida.

(b)OCH has full authority to enter into and perform this Agreement, and the signature of OCH’s representative at the end hereof signifies that this Agreement has been duly authorized, executed and delivered and represses a legal, valid and binding agreement enforceable against OCH in accordance with its terms (subject only to customary limitations on the enforceability and availability of remedies in accordance with principles of law and equity).

(c)The execution, delivery and performance of this Agreement by OCH does not (i) require any consent, waiver, approval, license or authorization of any person or public authority which has not been obtained and is not presently in effect; (ii) violate any provision of law applicable to OCH; or (iii) conflict with or result in a default under, or create any lien upon any of the property or assets of OCH under, any agreement or instrument; or (iv) violate any judicial or administrative

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decree, contract, or other legal obligation to which OCH is subject or by which any of its assets are bound.

(d)There is no civil, criminal or administrative action, suit, demand, claim, hearing, proceeding or investigation pending or, to OCH’s knowledge threatened against OCH that may materially delay or interfere with its entering into and fully and duly performing this Agreement.

20.Miscellaneous.

20.1Non-Solicitation. During the Term hereof and for a period of two  (2)  years after its expiration or termination for any reason OCH, on behalf of itself and its subsidiaries and affiliates and any person which may acquire all or substantially all of its assets agrees that, until two (2) years subsequent to the termination of this Agreement, it will not solicit, recruit, hire or otherwise engage any Senior Executive or other employee of the Manager or SE Employer that provided services to OCH or Manager relating to OCH while employed by SE Employer or its affiliates (“SE Employer Solicited Person”).

20.2Public Statements. Manager shall be authorized to make public statements about OCH, services provided and its relationship hereunder.

20.3Use of OCH Name. Manager may use the OCH or OCH Hospital names in a manner reasonably necessary or conducive to performing its services hereunder.

20.4Reimbursable Expenses. During the Term, Manager shall be promptly reimbursed for all reasonable expenses (to the extent of and pursuant to OCH’s expense reimbursement policy for other personnel and contractors) incurred by Manager or third parties Manager contracts with in connection with the provision of the Management Services hereunder (e.g., Senior Executives), including, but not limited to transportation, lodging, meals, travel and office expenses upon submission to OCH of invoices. Any such expenses, subject to this section, shall require prior approval by OCH to be eligible for reimbursement.

20.5Notices. All notices, requests, demands and other communications  required or permitted to be given pursuant to this Agreement must be in writing and shall be (i) delivered to the appropriate address by hand, by nationally recognized overnight service (costs prepaid); (ii) sent by facsimile or email, or (iii) sent by registered or certified mail, return receipt requested, in each case to the following addresses, facsimile numbers or email addresses and marked to the attention of the person (by name or title) designated below (or to such other address, facsimile number, email address or person as a Party may designate by notice delivered to the other Party in accordance with this Section:

Manager:Executive Vice President

iHealthcare Management II Company II

                            3901 SW 28th Street 2nd Floor

                            Miami, FL, 33142

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OCH:               Oswego Community Hospital

                             800 Barker Drive

                             Oswego, Kansas 67356

All notices, requests, demands and other communications shall be deemed have been duly given (as applicable): (A) if delivered by hand, when delivered by hand; (B) if delivered by UPS, Federal Express, DHL or other nationally-recognized overnight delivery service, when delivered by such service; (C) if sent via registered or certified mail, three (3) Business Days after being deposited in the mail, postage prepaid; or (D) if delivered by email or facsimile, when transmitted if transmitted with confirmed delivery.

20.6Severability. If any clause or provision of this Agreement  is  determined by a governmental body or a court having jurisdiction thereof to be illegal, invalid, or unenforceable under any present or future law, then the Parties agree that the remaining provisions of this Agreement that reasonably can be given effect apart from the illegal or unenforceable provision shall continue in effect and there shall be substituted for such invalid or unenforceable provision a provision as similar as is feasible and yet would be lawful.

20.7Expenses. Except as otherwise expressly provided herein, each Party will bear its own legal, accounting, and other fees and expenses relating to the negotiation and preparation of this Agreement and the transactions contemplated hereby.

20.8Public Announcements. The time and content of any announcements, press releases, or other public statements concerning this Agreement and the transactions described herein will be determined by a process agreed to by the Parties.

20.9Waiver. No failure on the part of any party hereto to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other rights, power or remedy.

20.10Captions. The captions or titles of the sections herein have been included for convenience only and shall not be considered as part of this Agreement.

20.11Counterparts. This Agreement may be signed in counterparts, each of which shall be deemed an original. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (“pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

20.12Force Majeure. Manager shall not be deemed to be in violation hereunder for failure to perform any obligation contained in this Agreement or for any incomplete performance hereunder for the time of and to the extent that such failure or incomplete performance is occasioned by any cause or causes beyond the control of Manager, including, but not limited to, delays or failure in performance or non-performance or interruption of services resulting directly or indirectly from acts of God, Acts of War (including Terrorist activities), civil disorders, vandalism, fires, floods, weather, electrical failures, postal

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delays, inability to procure materials, sabotage, restrictive governmental laws or regulations, labor actions or shortages, criminal activity of third parties,  loss of internet connectivity or incomplete or inaccurate data input as supplied by OCH.

20.13Consents. Whenever under this Agreement provision is made for either Party’s securing the consent or approval of the other, such consent or approval shall be in writing and (except as otherwise provided herein) shall not be unreasonably withheld, delayed, or conditioned.

20.14Binding Effect; Assignment. This Agreement is binding on, and is for the benefit of OCH and Manager and their successors, assigns, and legal representatives (and Manager; iHealthcare Management II Company). A Party shall not assign its rights or delegate its obligations under this Agreement without the prior,  written consent of the other Party; provided, that, Manager may (upon written notice to OCH) assign this Agreement to an affiliate of Manager, and/or to subcontract with any other parties for the performance of various aspects of its obligations hereunder, provided  that Manager shall (a) adequately inform such subcontractors of their obligations hereunder, (b) ensure that they fully comply herewith, and (c) remain fully responsible for the performance of any such assignee and/or subcontractor.

20.15Governing Law. This Agreement shall be governed and construed according to the laws of the State of Florida, without giving effect to any choice or conflict of law provision or rule thereof.

20.16Further Assurance. Each Party agrees to execute and deliver to the other such additional instruments, certificates, and documents as the requesting Party may reasonably request in order to assist the requesting Party in obtaining the rights and benefits to which such Party is entitled hereunder.

20.17Third Party Beneficiaries. The Manager Indemnified Persons, OCH Indemnified Persons, the Senior Executives and SE Employer are express third party beneficiaries of the provisions of this Agreement that relate to them.

20.18    Entire Agreement. This Agreement (including exhibits and schedules) contain the entire agreement of the Parties with respect to the matters set forth herein and supersede all prior negotiations and agreements, whether oral or written, concerning the subject matter hereof, all of which are merged in this Agreement.

20.19   Amendment and First Right of Refusal. This Agreement sets forth the entire understanding and agreement among the parties hereto with reference to the subject matter hereof and may not be modified, amended, discharged or terminated except by a written instrument signed by the parties hereto. First Right of Refusal:  Landlord/Owner hereby grants to iHealthcare (iHCC) a first right of refusal to purchase the hospital property and real estate during the term and any extensions of this Management and Administrative Services Agreement.  If Landlord/Owner shall desire to sell the hospital property and real estate, and receives a bona fide offer to purchase, Landlord/Owner shall give iHealthcare written notice of Landlord/Owner intention to sell Landlord/Owner interest in the hospital property and real estate as contained in said offer to purchase. Such notice (Landlord/Owner Notice) shall state the terms and conditions under which Landlord/Owner intends to sell its interest. For Sixty (60) business days following the giving of such notice, iHealthcare shall have the option to purchase the Landlord/Owner interest as stated in the

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Landlord/Owner Notice.  A written notice in substantially the following form, addressed to Landlord/Owner and signed by iHealthcare, within the period for exercising the Option, shall be an effective exercise of iHealthcare Option to Purchase.

20.20Manager; iHealthcare Management II Company. In consideration for the potential benefits to iHealthcare Management II Company, as sole member or ultimate parent of Manager to be derived from the management fees and other benefits secured by Manager hereunder, iHealthcare Management II Company hereby agrees fully to ensure that Manager duly and timely fulfills its performance obligations, financial obligations, indemnification obligations, and other obligations, under this Agreement. OCH retains Manager as the sole and exclusive executive group and management agent during the term of this Agreement.

                                                                    [Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of January 7, 2019.

CAH Acquisition Company 2, LLC D/B/A Oswego Community Hospital:

 By: /s/ Jorge Perez

Name: Jorge Perez

Title: Chairman, Hospital Governing Body

Manager - iHealthcare Management Company

By: /s/ Noel Mijares

Name: Noel Mijares

Title:     Chief Executive Officer

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MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT

Prague Community Hospital

THIS MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT (this “Agreement”) is entered into as of the 7th day of January 2019, by and among CAH Acquisition Company 7, LLC D/B/A Prague Community Hospital (“PCH”), a Delaware Limited Liability Company, and iHealthcare Management II Company II, a Florida Corporation (“Manager”). PCH and Manager are sometimes referred to herein individually as a “Party” or collectively as the “Parties.”

WITNESSETH:

WHEREAS, PCH owns and operates an acute general medical and surgical hospital (the “PCH Facilities”) located on the medical campus with a principal address of 1322 Klabzuba Avenue, Prague, Oklahoma 74864;

WHEREAS, Manager is a Hospital Management Company;

WHEREAS, Manager has demonstrated expertise and a track record of successfully managing and improving the performance of hospitals serving rural communities;

WHEREAS, PCH desires that Manager provide services to administer, supervise, and manage, and Manager desires to administer, supervise, and manage, the operations of the PCH Facilities on behalf of PCH commencing on January 7, 2019 (the “Effective Date”) on the terms and conditions set forth hereinafter, in furtherance of and consistent with PCH’s mission:

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements, covenants and promises hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the Parties hereto agree as follows:

1.Retention of Manager. Subject to the terms and conditions of this Agreement, as of the Effective Date, PCH hereby retains and appoints Manager to manage the PCH Facilities on behalf of PCH. Manager shall provide, at Manager’s sole expense and determination, all necessary corporate administration, shared services, legal services, compliance, hospital employee benefits program sponsorship, general business infrastructure and support necessary for Manager’s performance under this agreement. During the Term hereof, Manager shall be the exclusive provider of such services as are described herein as Management Services.

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2.    Strategic Plan and Budget. Manager and PCH, shall develop and agree on an annual plan setting forth details regarding the strategic, operational and capital activities that Manager shall undertake and oversee on behalf of PCH and the budgets regarding such activities (as amended from time to time, the “Strategic Plan and Budget”), which shall include, among other matters:

(a)strategic, programmatic and service line initiatives (including their operating and capital requirements) for the PCH Facilities;

(b)performance improvement initiatives, business development objectives, cost reduction plans, synergistic opportunities and efficiency improvements;

(c)an annual operating budget setting forth an estimate of operating revenues and expenses for the next year, which operating budget shall be in reasonable detail and shall contain an explanation of anticipated changes in utilization, patient charges, payroll, and other factors;

(d)an annual capital expenditures budget outlining a program of capital expenditures for the next fiscal year, which budget shall designate expenditure items as either “routine capital” or “enhancement capital” and estimate where possible their return on investment and other impact on operations, market position, etc.; and

(e)an annual projection of cash receipts and disbursements based upon the proposed capital expenditures and operating budgets, which projection shall contain recommendations concerning use of excess cash flow, if any.

2.2Revenues. To the extent cash revenues of the PCH Facilities are not sufficient to support expenditures contemplated by the Strategic Plan and Budget, PCH will be solely responsible for its cost of operation. If requested by PCH, Manager will use commercially reasonable efforts to assist PCH in obtaining financing to fund such cost of operation. Manager shall use commercially reasonable efforts to achieve the revenue targets and other goals consistent with the Strategic Plan and Budget and Performance Targets.

3.Control By PCH. Notwithstanding anything contained anywhere to the contrary, the Governing Body of PCH shall be the Governing Body of the PCH Facilities (the “Governing Body”) and, shall possess ultimate authority and control over PCH. PCH authorizes general operating policies developed by and to be carried out by Manager under this Agreement. The Governing Body shall delegate authority to Manager to enable Manager effectively to perform its functions hereunder. By entering into this Agreement, PCH does not, and shall not in the future, delegate to Manager any of the powers, duties, and responsibilities vested in the Governing Body by law or by PCH’s governing documents. PCH is solely obligated to and shall pay, make funds available to Manager for the payment of, or otherwise cause to be satisfied or discharged, all Hospital Expenses in accordance with the terms of this Agreement. On a monthly basis, Manager shall meet or confer with PCH and provide financial reports, statistical reports, updates and review requests for approvals by the Governing Body.

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4.Operational Services. Manager shall use commercially reasonable efforts to oversee the efficient and orderly operation of the PCH Facilities and shall provide the following services in accordance to the terms hereof, or if not herein specified then at least at the level of prevailing industry practices:

4.1Key Hospital Services. Manager shall (a) use commercially reasonable efforts to perform all services consistent with the specific standards herein, (b) use commercially reasonable efforts otherwise to oversee the implementation of processes and systems at the PCH Facilities consistent with the Strategic Plan and Budget, and (c) refrain from intentionally taking any actions that are in material violation of applicable laws in its activities pursuant to this Agreement. Manager’s objectives in performing the Management Services shall include the following:

(a)Improving Emergency Department responsiveness to patients, reducing wait times and left-without-being-seen metrics;

(b)Improving clinical service quality and documentation through sophisticated hospitalist and case management programs and quality of services [which may be provided by telehealth services];

(c)Decreasing supply chain costs and quality of services by standardizing purchasing activities and establishing cost-effective purchasing and usage protocols;

(d)Managing labor costs through disciplined staffing policies, while strengthening employee retention and recruitment activities;

(e)Improving the clinical documentation, coding and billing procedures of the PCH Facilities, and compliance with government programs and private payor requirements, so as to increase proper fee realization in accordance with applicable contracts and law;

(f)Assisting with the improvement of other revenue cycle functions;

(g)Developing new recurring revenue streams and increasing inpatient volumes by expanding and refining managed care activities;

(h)Realigning administrative infrastructure to better capitalize on system scale and to standardize best practices;

(i)Improving marketing, advertising and positioning of PCH within the local market;

(j)Improving care protocols and management of patient care flow, bed availability and turnover, and length of stay;

(k)Augmenting initiatives in payer relations and contracting;

(l)Enhancing the effective linkage of the clinical enterprise with support of PCH’s teaching and research activities; and

(m)Implementing the services described in the remainder of this Agreement.

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(n)Advising the Governing Body of any material actions that Manager recommends be taken to avoid material non-compliance with law or deficiencies in services.

4.2Staffing.

(a)During the Term, Manager shall contract with and provide, and at its sole expense pay all compensation and benefits due to a Chief Executive Officer and necessary and adequate corporate administration, shared services and business infrastructure. Each such Senior Executive, and any future replacement thereof, shall be subject to reasonable advance approval by the Governing Body, which shall not be unreasonably withheld or delayed. When so approved by the Governing Body and in the performance of their duties hereunder, such Senior Executives shall be subject to and shall comply with all PCH policies and requirements applicable to their respective positions and duties, subject to the Senior Executives being advised thereof in writing in advance.  In addition, at Hospital Expense and not included in the Management Fee, Manager may make available certain advisors and other personnel (the “Senior Advisors”) from time to time to consult with, visit and perform on site periodic reviews and evaluations, and advise PCH regarding the operations and business of the PCH Facilities in order to ensure effective management of the PCH Facilities.  The Parties acknowledge and agree that the composition of such advisory services at any given time may vary depending on the needs of the business of PCH, in Manager’s reasonable discretion and/or at PCH’s reasonable request and Manager’s agreement thereto.

(b)Subject to the Strategic Plan and Budget, Manager will determine necessary and appropriate staffing levels of the PCH Facilities, and Manager shall oversee and administer the recruitment and hiring in the name of and on behalf of PCH such physicians, nurses, technicians, administrative, and other staff as are determined to be necessary or appropriate for the operation of the PCH Facilities. Manager shall execute on behalf of PCH, as appropriate, any employee hiring, terminations, or other actions. Manager shall monitor and review all payroll functions for the PCH Facilities periodically.

(c)All personnel required to be employed directly by PCH under applicable licensure and reimbursement laws, regulations, and related requirements shall be employees or contractors of PCH (“PCH Personnel”) and not Manager, and shall be subject to PCH’s personnel policies. All wages, benefits and other payroll expenses related to PCH Personnel shall be included as part of Hospital Expenses. For the avoidance of doubt, the term PCH Personnel does not include any Senior Executives or any personnel of Manager, unless PCH first approves their addition at Hospital Expense.

(d)Manager shall administer and oversee the enforcement of personnel policies established in accordance with PCH’s contractual obligations, employment policies and the Strategic Plan and Budget in connection with hiring, managing, and discharging PCH Personnel.

(e)Subject to the terms of any applicable labor agreements binding  PCH or the PCH Facilities, including, without limitation, any collective bargaining agreements, Manager, as the authorized

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agent of PCH, shall (i) determine the staffing plans on behalf of PCH with respect to the number and qualifications of PCH Personnel required for the efficient and effective operation of PCH Facilities operations, and, (ii) in accordance with the Strategic Plan and Budget, implement wage scales, employee benefit packages and programs, in-service training programs, staffing schedules, and job descriptions for PCH Personnel, all in order to accomplish the policies established by PCH.

(f)           Manager is authorized to provide or arrange for cost effective employer self-insured employee benefits programs either through third parties or through an affiliate of Manager on behalf of the Hospital at Hospital Expense. Manager is authorized to sponsor such programs as necessary for their implementation.

4.3Training. Manager, in collaboration with PCH, shall assist in educational training programs for PCH Personnel designed to improve inpatient and case management, clinical documentation, departmental operations and such other matters as Manager may determine to be beneficial to the efficient operation of the PCH Facilities.

4.4Contracts. Manager shall assist the Senior Executives in negotiating and consummating agreements and contracts for and on behalf of the PCH Facilities in the name of PCH in the usual course of business, all in accordance with the Strategic Plan and Budget.

4.5Laws and Accreditations. Manager shall provide assistance in obtaining and maintaining, in PCH’s name, all licenses, permits, approvals and certificates of accreditation required for the operation of the PCH Facilities.

4.6Medical Records. Manager shall administer and oversee systems for the timely, accurate and efficient creation, filing, security, sharing among care givers and other lawful persons, and retrieval at the PCH Facilities, of all medical records, charts, and files, all in accordance with applicable law, the requirements of payors, the needs of effective risk management and compliance systems, and other best practices.

4.7HIPAA and Business Associate Agreement. The Parties hereby acknowledge and agree to enter into and comply with the Business Associate Addendum attached hereto, to evidence their compliance with privacy standards adopted by   the U.S. Department of Health and Human Services as they may be amended from time to time, 45 C.F.R. Parts 160 and 164, subparts A, D and E, the security standards adopted by the U.S. Department of Health and Human Services as they may be amended from time to time, 45 C.F.R. Parts 160, 162 and 164, subpart C , and the requirements of Title XIII, Subtitle D of the Health Information Technology for Economic and Clinical Health (HITECH) Act provisions of the American Recovery and Reinvestment Act of 2009, 42 U.S.C. §§ 17921-17954, and all its implementing regulations, when and as each is effective and compliance is required, as well as any applicable state confidentiality laws.

4.8Support Services. Manager shall administer and oversee customary hospital support services, including, but not limited to, housekeeping, maintenance (including repair and maintenance of the interior and exterior of the PCH Facilities building, and grounds), janitorial, security and food services.

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4.9Information Technology Systems and Records. Manager shall administer and oversee the maintenance and operation of accounting, auditing, budgeting, reimbursement, revenue cycle, payor reporting and reconciliation, electronic health record, computerized physician order entry, and other clinical service records and other information technology systems required for the efficient management of the PCH Facilities’ affairs and compliance with payor program requirements and/or contracts. Manager shall administer and oversee the preparation and maintenance of all books and records regarding operations and financial transactions pertaining to the PCH Facilities and shall ensure copies of such books and records are made available to the Governing Body or its designee upon request.

4.10Establishment of Operational Policies. Manager shall develop and implement PCH policies, procedures, and standards of operation, maintenance, pricing, and other matters affecting the PCH Facilities and the operation thereof, consistent with the Strategic Plan and Budget.

4.11Acquisition of Property. Manager shall be responsible for the oversight of acquisition of all personal property, equipment, supplies, and inventory as may be necessary to operate the PCH Facilities in accordance with (i) this Agreement, (ii) the Strategic Plan and Budget, (iii) applicable laws, rules, and regulations, and (iv) applicable standards and guidelines on accreditation promulgated by the Joint Commission or any other applicable accreditation organization. Manager shall have the right to utilize such personal property, equipment, supplies, and inventory at the PCH Facilities as Manager reasonably deems necessary and appropriate to fulfill its obligations hereunder.

4.12PCH Missions. Manager shall assist PCH in:

(a)Managing the linkage between the clinical programs and student and resident academic training programs; and

(b)Enhancing the PCH Facilities’ community service mission and engagement in community activities that educate, inspire, and improve the quality of life and overall health outcomes of the patient populations served by PCH.

4.13Public Relations. Manager shall implement such advertising, marketing and other activities as may be conducive to the efficient operation of the PCH Facilities, subject to the prior approval of the Management Committee for all new materials. Subject to the foregoing, from time to time, Manager shall engage in reasonable and lawful marketing and public relations activities designed to enhance the PCH Facilities’ image and reputation and to secure and maintain patients at the PCH Facilities.

4.14Liability Insurance. Manager shall obtain and/or maintain in effect, on PCH’s behalf and at PCH’s sole expense, throughout the term of this Agreement, such policies (or programs) of property/casualty coverage, public liability, professional liability and hazard insurance and other customary insurance coverage's in commercially reasonable amounts for and on behalf of the PCH Facilities as are designated by PCH and consistent with the Strategic Plan and Budget or, in the absence of such a specification, as Manager considers reasonable and prudent based on criteria generally used by Manager with respect to the hospitals owned or managed by Manager. PCH, Manager and the Senior Executives shall be covered under all such applicable policies (or programs). Additionally, Manager and the Senior Executives shall be

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named as additional insured's under PCH’s Directors’ and Officers’ liability, Errors and Omissions liability, professional liability and other insurance policies and the Senior Executives shall be insured under any such policies to the same extent as PCH’s other officers and directors.

4.15Indigent Care. Manager shall assure access to medical care for indigent persons at the PCH Facilities in accordance with PCH’s mission, the Strategic Plan and Budget and applicable law. Manager and PCH shall ensure that charity care at PCH Facilities is provided in a manner consistent with PCH’s policies in effect from time to time. Manager shall implement and administer on behalf of PCH appropriate agreements with governmental authorities concerning reimbursement for services provided to indigent and uninsured persons.

4.16Charges.

(a)Manager shall oversee the billing for services rendered by the PCH Facilities and the collection of all accounts due to the PCH Facilities in accordance with lawful Charge-master and collection policies developed by PCH pursuant to the Strategic Plan and Budget and each applicable third-party payor program or contract. PCH shall approve the Charge-master. Manager shall update PCH on all changes to the Charge-master as they may occur in the normal course of business. Manager shall be entitled to obtain, on behalf of, and at the expense of, PCH, the assistance of one or more collection agencies who shall be required to act in accordance with law and generally recognized practices for hospitals (such as the AHA Guidelines.)

(b)PCH shall maintain bank accounts (“PCH Accounts”) necessary for operations of the PCH Facilities and Manager shall cause to be deposited therein all receipts and money arising from operations of the PCH Facilities. It is anticipated that the Senior Executives appointed as Chief Executive Officer and designated Chief Financial Officer or designee of PCH, and such other individuals as are approved by the Governing Body from time to time, shall have the right to authorize disbursements from PCH Accounts on behalf of PCH in such amounts and at such times as the same are required, as addressed further below.

4.17Payment of Expenses. Provided PCH has sufficient funds, Manager shall timely and accurately pay on behalf of PCH, from funds generated by the PCH Facilities in the PCH Accounts, where and as due, and without delinquency or default, all proper debts, liabilities, costs, and expenses (“Expenses”) related to the ownership, management and operation of the PCH Facilities, including any taxes  and all  bills for goods delivered or services rendered to the PCH Facilities and all personal property, supplies, inventory and all other items necessary for operation of the PCH Facilities and to provide the Management Services described herein. Manager shall contest by appropriate and legal means, (but may not bring any lawsuit without complying with such guidelines and policies as are established from time to time by the Governing Body or the Management Committee) on behalf of PCH, any claims for payment asserted with respect to the PCH Facilities that Manager, in good faith, considers erroneous or improper.

4.18Agency. Within the scope of functions delegated to Manager hereunder and subject to other conditions set forth herein, Manager shall have the right to act and shall assist PCH as the agent and attorney-in-fact of PCH in the procuring of licenses, permits and other approvals, the payment and

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collection of accounts, and in all other activities necessary, appropriate, or useful to Manager in the carrying out of its duties. In performing such services, Manager shall comply with all applicable laws, regulations and requirements of governmental bodies.

4.19Elective Corporate-Based Consulting Services. If requested by PCH and agreed by Manager, Manager or its designees may provide as added elective consulting services (not included with Management Fees but paid instead under mutually agreed separate written agreements), corporate-based consulting services that are outside of the scope of the Management Services provided under this Agreement (“Consulting Services”). Manager will provide any such Consulting Services at market rates or such rates as may be mutually agreed to by the Parties, which rates shall be determined at the time such Consulting Services are requested.

4.20Compliance with Law and Professional Standards. In performing its services hereunder, and in all conduct related to this Agreement, Manager will comply with all applicable laws and with generally recognized professional standards for similar services within the hospital management industry.

5.Reports to PCH. For the purpose of keeping informed with respect to the operation of the PCH Facilities and Manager’s performance hereunder, Manager shall arrange for the preparation and delivery to the Governing Body or its designee the following:

5.1Financial Statements.

(a)Submit to the Governing Body quarterly unaudited financial statements of the PCH Facilities, containing a balance sheet and a statement of income, prepared in reasonable detail and in accordance with generally accepted accounting principles; and

(b)Annually, within one hundred twenty (120) days after the end of each fiscal year of the PCH Facilities, audited financial statements of the PCH Facilities (“Audited Financial Statements”), including a balance sheet, statement of income, and statement of changes in financial position, prepared in reasonable detail and in accordance with generally accepted accounting principles and accompanied by a report of the independent auditor of the PCH Facilities (selected by the Governing Body). The timing of audit submissions assumes PCH has paid audit fees in a timely manner.

5.2Strategic Plan and Budget. An annual updated Strategic Plan and Budget, to be delivered at least thirty (30) days prior to the beginning of each PCH Fiscal Year during the Term of this Agreement.

5.3Reports. All reports deliverable hereunder shall be generated by Manager using the then-existing systems of PCH and delivery of such reports is conditioned upon the capability, availability, cooperation and access to, such PCH systems and personnel for Manager. Manager shall hold annual meetings with the Governing Body or its designee specified in writing to discuss the reports required by this Agreement.

6.Access to Reports and Communications. Each Party agrees to provide the other, promptly when received, with access to all material reports, other filings, and communications from governmental authorities or agencies having jurisdiction over the PCH Facilities.

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7.Medical Staff, Quality of Care.

7.1Cooperation with Medical Staff. Manager shall reasonably cooperate and maintain liaisons with the medical staff of the PCH Facilities (collectively, the “Medical Staff”) and shall advise and assist the Medical Staff concerning procedural matters and standards and guidelines on accreditation promulgated by The Joint Commission or any other applicable accreditation organization. However, all medical, ethical, and professional matters, including control of and questions relating to the composition, qualifications, and responsibilities of the Medical Staff, shall be the responsibility of the Governing Body, the Credentialing Committee, and the Medical Staff of the PCH Facilities.

7.2Quality Assurance Program. Manager shall review and make recommendations regarding PCH’s existing Quality Assurance Program and QIIP and shall assist PCH with the implementation and administration of its Quality Assurance Program in accordance with applicable law.

7.3Medical Affairs Committee. In order to provide a forum for communication among representatives of the Medical Staff and to ensure compliance with PCH’s Quality Assurance Program, Manager shall assist PCH in the implementation and administration of a Medical Affairs Committee that shall consist of a designated senior officer of PCH, physicians appointed by the Medical Staff, persons designated by the Governing Body or its designee, and one additional person designated by Manager. The Medical Affairs Committee, if and when implemented, would meet quarterly, or as needed, keep minutes of its meetings, and have the following suggested duties:

(a)to ensure that acceptable medical, ethical, and professional standards are attained within the PCH Facilities;

(b)to assist in implementation of the Quality Assurance Program so that the quality of health care provided at the PCH Facilities may be measured objectively;

(c)to ensure that all patients admitted to the PCH Facilities or treated as outpatients receive quality patient care;

(d)to provide a forum for discussion of problems of a medical- administrative nature;

(e)to assist the Governing Body and Manager in ensuring compliance with federal, state, and local requirements; and

(f)to act in an advisory capacity in the implementation of quality of care policies adopted by the Governing Body or the Medical Staff.

8.Laws; Licenses; Reimbursement Programs; Accreditation.

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8.1Compliance with Law. In performing services hereunder and in all other actions related to this Agreement, Manager and all personnel of Manager shall comply with applicable federal, state, and local laws, rules, and regulations relating to the PCH Facilities or Manager’s Management Services, including without limitation all agencies having jurisdiction over health care services, billing, labor/employment, taxation, environmental compliance, antitrust, or physical facility compliance. Manager shall assist PCH to operate the PCH Facilities so that it maintains all necessary licenses, permits, consents, and approvals from all governmental agencies that have jurisdiction over the operation of the PCH Facilities. Manager shall not be obligated to PCH for failure of the PCH Facilities to comply with any such laws, rules, and regulations or for failure of the PCH Facilities to maintain any such licenses, permits, consents, and approvals, to the extent that the failure is due to financial limitations of the PCH Facilities or to the design or construction of the PCH Facilities, or is attributable to acts, errors or omissions of PCH or its agents (other than Manager or Manager’s employees or contractors).

8.2Compliance for Charges for Services. Manager shall oversee compliance with all laws, regulations and payer contract or program requirements concerning coding, billing, charging, collecting and reporting on fees received for services of or provided in the PCH Facilities.

8.3Accreditation. Manager shall use its commercially reasonable efforts to manage the PCH Facilities in the manner necessary to maintain accreditation by The Joint Commission or any other similar applicable accreditation organization.

8.4No Violation. Neither PCH nor Manager shall knowingly cause or permit any action that shall (i) cause any governmental authority having jurisdiction over the operation of the PCH Facilities to institute any proceeding for the rescission, suspension, or revocation of any license, permit, consent, or approval; (ii) cause the Joint Commission or any other similar applicable accreditation organization to institute any proceeding or action to revoke its accreditation of the PCH Facilities; (iii) cause a termination of, or adversely affect, PCH’s participation in Medicare, Medicaid, Blue Cross, or any other public or private medical payment program; or (iv) cause PCH to violate or default under any of its legal obligations under debt financings. PCH, and not Manager, shall bear sole responsibility for non-compliance with this section if non-compliance was due to insufficient funds or acts, errors or omissions by PCH Personnel.

9.Limitations on Manager’s Exercise of Duties.

9.1Limitations on Manager’s Exercise of Duties.

(a)Except as contemplated by the Strategic Plan and Budget or as the Governing Body or its designee may specifically authorize in writing from time to time, Manager shall not have the authority to undertake the following, on PCH’s behalf, without the advance written consent of the Governing Body (or its designee authorized in writing):

(1)Purchase capital assets or incur expenses (other than consistent with the Strategic Plan and Budget) in excess of $50,000 or such higher amount as may be authorized by PCH.

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(2)Incur debt on behalf of PCH;

(3)Encumber PCH property, or sell or dispose of any material assets having a value in excess of $25,000;

(4)Approve or undertake any other matters required by law to be approved by PCH’s Governing Body;

(5)File or settle litigation;

(6)Grant any person any rights with respect to ownership of, or limiting the activities of, the PCH Facilities; or

(b)Except as set forth in the Strategic Plan and Budget, PCH shall have the ultimate authority to decide, in its sole and absolute discretion, whether to approve, disapprove or undertake any of the above listed items.  However, PCH agrees to consult and cooperate with Manager in good faith concerning any decisions related to the above listed items. The following list includes general items that require Board approval:

1.Adopting or amending employee equity and benefit plans

2.Hiring or firing senior officers or key employees

3.Entering into employment agreements, or amending the terms of employment, for senior officers

4.Borrowing or lending money

5.Adopting an annual budget

6.Entering into agreements of material importance to the corporation (e.g., financing agreements, material license agreements and leases)

7.Any expenses of greater than $50,000.00 (Fifty Thousand Dollars).

10.Defense of Claims; Exculpation.

10.1PCH.

(a)PCH agrees to indemnify, defend and hold harmless Manager, including its “advisors” (selected by Manager and accepted by PCH), affiliates, subsidiaries, successors and assigns, and any employee, agent, officer, director, shareholders, manager, representative, attorney, or independent contractors, including but not limited to Senior Executives and their employer and its affiliates (together, the “SE Employer”), and direct or indirect equity holder of Manager, and any person who controls Manager (any or all of the foregoing hereinafter a “Manager Indemnified Person”), from and against any losses, damages, liabilities, deficiencies, claims, actions, suits, proceedings, judgments, settlements, interest, awards, penalties, fines, costs, or expenses

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(including reasonable attorneys’ fees and costs of defense), joint or several, of any kind or nature whatsoever (collectively, “Claims”) that may be incurred by or asserted against Manager or a Manager Indemnified Person (whether or not Manager or a Manager Indemnified Person is party to such Claims) to the extent they result from, arise out of, or are in any way related to, the following, in each case as finally determined by an arbitrator:

(1)the breach or non-fulfillment or violation by PCH or any of its Representatives of any of the covenants, duties, obligations, representations or warranties of PCH set forth in this Agreement;

(2)any actions or omissions of PCH or its affiliates, subsidiaries, successors, assigns, employees, agents, officers, directors, managers, advisors, representatives, attorneys, independent contractors (respectively, “Representatives,” but for the avoidance of doubt specifically excluding Manager, SE Employer and Manager Indemnified Persons), including without limitation actions or omissions arising out of the negligence, gross negligence, recklessness, or willful misconduct of PCH or its Representatives  related to this Agreement;

(3)any failure by PCH or any of its Representatives to comply with any applicable federal, state or local laws, regulations or codes in the performance of its obligations under this Agreement;

(4)Manager’s or any Manager Indemnified Person’s involvement in, in any manner including without limitation the management of, oversight of or operation of, the PCH Facilities or any other errors, actions or omissions of Manager or any Manager Indemnified Person;

(5)any claim which is brought or asserted by third parties against Manager or any Manager Indemnified Person relating to this Agreement or PCH’s ownership or operation of the PCH Facilities, including without limitation the use of any real or tangible property in connection with the PCH Facilities; or

(6)any bodily injury, death of any person or damage to real or tangible property caused by the acts or omissions of PCH or any of its Representatives.

(b)Furthermore, PCH agrees to reimburse Manager, as incurred and upon demand by Manager, for legal or other expenses reasonably incurred by Manager or a Manager Indemnified Person in connection with investigating, defending or preparing to defend any such Claims (including without limitation in connection with the enforcement of the indemnification obligations set forth herein), whether or not Manager or any Manager Indemnified Person is a party to any Claims out of which any such expenses arise and whether or not such Claims are brought by PCH, its Representatives or any other person or entity.

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(c)However, PCH shall not be obligated under the foregoing indemnity agreement in respect to any Claims (a) to the extent such Claims resulted in whole or in part from the gross negligence, willful misconduct or fraud of Manager or a Manager Indemnified Person; (b) by one Manager Indemnified Person against another relating to activities of such parties pursuant to the Agreement; or (c) arising from (i) felony criminal activity that any Senior Executive or Manager Indemnified Person directly participated in or (ii) other acts indemnifiable by Manager, in each such case (other than with respect to felony criminal acts), as finally determined by an arbitrator.

(d)The reimbursement and indemnity obligations of PCH under this Agreement shall be in addition to any liability PCH may otherwise have; shall extend upon the same terms and conditions to the Manager Indemnified Persons, and shall be binding upon and inure to the benefit of any successors, assigns, heirs, and personal representatives of PCH, or of Manager or any Manager Indemnified Persons.

10.2Manager. Manager shall indemnify, defend, and hold harmless PCH including its affiliates, subcontractors, successors and assigns and any employee, agent, officer, director, manager, representative, attorney or independent contractor (“PCH Indemnified Persons”) against any Claims (including reasonable attorneys’ fees and costs of defense) to the extent that they result from the felony criminal acts that Manager Indemnified Persons directly participated in, willful misconduct, gross negligence or fraud of Manager, in each such case (other than with respect to felony criminal acts which shall require final judgment by a court of competent jurisdiction (not subject to further appeal)), as finally determined by an arbitrator. A Manager Indemnified Person shall not be liable for any act or omission of any other Manager Indemnified Person other than its own officers, directors, employees and subcontractors. In addition, Manager shall not be obligated under the foregoing indemnity agreement in respect to any Claims (a) to the extent such Claims resulted in whole or in part   from the gross negligence, willful misconduct or fraud of PCH or a PCH Indemnified Person (b) by one PCH Indemnified Person against another relating to activities of such  parties pursuant to the Agreement; or (c) arising from (i) felony criminal activity that  any PCH Indemnified Person directly participated in or (ii) other acts indemnifiable by PCH, in each such case (other than with respect to felony criminal acts) as finally determined by an arbitrator. The Manager Indemnified Persons shall not be liable for any act, error, omission or delay taken at the specific direction or with the express approval of the Governing Body to take action or the failure of the Governing Body to take action.

10.3Procedure.

(a)In the event that any Party hereunder shall receive any notice of any claim or proceeding against said Party in respect to which indemnity may be sought under this Agreement, the said Party (“Indemnitee”) shall give the Party upon whom   a claim could be made under this Agreement (“Indemnitor”) written notice of such loss, liability, claim, damage, or expense and the Indemnitor shall have the right to contest and defend any action brought against the Indemnitee based thereon, and shall have the right to contest and defend any such action in the name of the Indemnitee at the Indemnitor’s own expense; provided, however, that if the Indemnitor shall fail to assume the defense and notify the Indemnitee of the assumption of the defense of any such

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action within ten (10) days of the giving of such notice by the Indemnitee, then the Indemnitee shall have the right to take any such action as it reasonably deems appropriate to defend, contest, settle, or compromise any such action or assessment and claim indemnification as provided herein; provided, however, that no Party shall settle any such action without the consent of the other applicable Party (which consent shall not be unreasonably withheld) unless such settlement involves only the payment of money and the claimant provides the Indemnitee a release from all liability in respect of such claim. If the Indemnitor defends any action for which indemnification is claimed, the Indemnitee shall be entitled to participate at its own expense in the defense of such action; and further, provided, however, that the Indemnitor shall bear the fees  and expense of the Indemnitee’s counsel only if (i) the engagement of such counsel is specifically authorized in writing by the Indemnitor, (ii) the Indemnitor is not adequately prosecuting the defense in good faith, or (iii) the named parties to such action include both the Indemnitor and the Indemnitee and there exists a conflict or divergence of interest between such parties which renders it inappropriate for counsel selected by the Indemnitor to represent both of  such parties. The Indemnitor shall not be liable for any settlement of any claim, action, or proceeding effected without its written consent. No Party shall recover an amount in excess of the actual damages incurred.

(b)Notice of all claims as required by this Agreement shall be promptly provided as to (i) the nature of any claim; or (ii) the commencement of any suitor proceeding brought to enforce any claim. In the event of failure to provide such notice or in the event that Indemnitee shall fail to cooperate fully with the Indemnitor in the Indemnitor’s defense of any suit or proceeding, the Indemnitor shall be released from some or all of its obligations with respect to that suit or proceeding to the extent that the failure of notice or cooperation actually and materially adversely affected the Indemnitor’s defense of such claims.

10.4Indemnification of Senior Executives. In addition to, and without limiting the indemnification described above, PCH shall indemnify the Senior Executives who will be acting as officers of PCH to the same extent and subject to the same conditions as the most favorable indemnification it extends to its officers or directors, whether under PCH's charter, bylaws, by contract or otherwise.

10.5Exculpation of Senior Executives and SE Employer. Though the Senior Executives may continue to be employed by and associated with the Manager or SE Employer and its affiliates while providing services described hereunder, with respect to PCH and PCH, the Senior Executives shall serve at the pleasure and direction of the Manager and/or Governing Body and neither the SE Employer, any Senior Executive nor any of their respective affiliates shall have any liability to PCH or PCH for any acts or omissions of the Senior Executives, notwithstanding that SE Employer may receive compensation from Manager for making the Senior Executives available to serve in such capacity (and PCH and PCH expressly waive and agree not to assert any claim of respondent superior or similar legal theory which might otherwise hold SE Employer or its affiliates liable for the acts or omissions  of the Senior Executives), except to the extent that any such Claims result primarily and directly from such Senior Executive’s felony criminal acts, willful misconduct, gross negligence or fraud in each such case (other than with respect to felony criminal acts which shall

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require final judgment by a court of competent jurisdiction (not subject to further appeal)), as finally determined by an arbitrator.

11.Access to Records.

11.1Access to Records.

(a)Manager shall provide to the Governing Body, PCH’s auditors and accountants, PCH’s fiscal intermediaries, and accountants and agents for the Medicare and Medicaid programs or any other governmental authority exercising legal and appropriate authority, access to all lawfully required records for a period of seven (7) years after the furnishing of services under this Agreement.

(b)Until the expiration of four (4) years after the furnishing of Management Services pursuant to this Agreement, the Parties shall, upon written request, make available to the Secretary of Health and Human Services (the “Secretary”) or the Comptroller General, or their duly authorized representative(s), contract, books, documents, and records related to this Agreement and necessary to verify the nature and extent of the cost of such Management Services. If any Party carries out any of its obligations under this Agreement by means of a subcontract with a value of $100,000 or more, that Party agrees to include this requirement in any such subcontract. The availability of books, documents, and records shall be subject at all times to all applicable legal requirements, including without limitation such criteria and procedures for seeking and obtaining access that may be promulgated by the Secretary by regulation. Neither Party shall be construed to have waived any applicable attorney-client privilege by virtue of this Section.

11.2Exercise of Right of Access. The foregoing rights of access shall be exercisable through a written request, upon which Manager and its subcontractors shall give access to the above contracts, books, documents, and records from time to time during reasonable business hours.

12.Management Fee.

12.1Management Fees. In consideration for the Management Services provided by Manager under this Agreement, PCH shall pay Manager as follows (collectively, the “Management Fees”):

(a)A total annual base fee (the “Base Fee”) equal to Twelve Percent (12%) of all collected cash revenues for each fiscal year of this agreement.  Manager will be paid the Management Fee on a weekly basis for the preceding week’s total cash and settlements collected from all sources. Manager is authorized to withdraw this fee on a weekly basis and will present an invoice concurrently, based on the preceding week's collected settlement reports. However, Manager must first ensure Hospital payroll is met as its’ highest priority before cash is withdrawn to pay Manager’s fees. If funds are insufficient to cover all or part of Manger’s fees, the balance due will be deferred as owed but carried as a deferred expense due Manager. When, in Manager’s best business judgement, sufficient funds become available to pay off all or part of fees incurred and

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still owing, Manager will pay down all or part of the balance of fees owed using prudent business judgement and discretion. In no case shall Manager forgive fees due for management services rendered.

(b)An incentive or success fee (the “Incentive Fee”) to be negotiated based on the achievement of certain mutually agreed milestones.

(c)IT support and EMR services are not included in the management fee and will be offered to PCH by separate agreement.

12.2Arm’s Length Transaction. The Parties have negotiated the Management Fees at arm’s length, assisted by professional financial advisers. They believe that the management fees are consistent with fair market value and comply with law.

13.Breach. In the event of a breach of any obligation or covenant under this Agreement, other than the obligation to pay money (which shall have a thirty (30) day cure period), the non-breaching Party may give the breaching Party written notice of the specifics of the breach, and the breaching Party shall have sixty (60) days (the “Cure Period”) in which to cure the breach; provided, that for any non-monetary defaults reasonably requiring greater than ninety (90) days to cure, the breaching Party shall not be in default so long as the breaching Party commences to cure such default within the required sixty (60) days and diligently prosecutes  such cure to completion thereafter. Only if the breach is not cured within said Cure Period shall the non-breaching Party be entitled to pursue any remedies it may have by reason of the breach.  A waiver of any breach of this Agreement shall not constitute a waiver of any future breaches of this Agreement, whether of a similar or dissimilar nature.

14.Term. The term of this Agreement (“Term”) shall commence and be deemed effective as of the Effective Date, and continue for an initial ten (10) year period, and shall automatically renew for one (1) additional five (5) year period unless a Party provides at least one hundred eighty (180) days prior written notice of nonrenewal to the other party. Thereafter, this Agreement may be renewed upon prior written agreement of the Parties. Any renewal periods shall be deemed a part of the Term.

In the event of and regardless of a Change of Control or merger or sale of the Hospital, this Management and Administrative Service Agreement will be assigned and assumed by the new owner or controlling entity as part of the transaction or event and continue in full force and effect through the end of the term and renewals.  iHealthcare Inc reserves all rights to this agreement in the event of such an occurrence.

15.Dispute Resolution and Remedies.

15.1Resolution by Management. The Parties’ respective management teams shall attempt, in good faith, to privately and confidentially resolve any dispute, controversy or claim arising under this Agreement (a “Dispute”). In the event the Parties are unable to resolve the Dispute after negotiating in good faith for thirty (30) days following written notice of the Dispute served on a Party, either Party may refer such Dispute to PCH and the CEO of Manager for resolution.

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15.2Arbitration. IF A DISPUTE ARISES, THE PARTIES WILL: (a) RESOLVE ALL DISPUTES BY BINDING ARBITRATION HELD IN MIAMI-DADE COUNTY, FLORIDA BEFORE A SINGLE ARBITRATOR FROM JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (“JAMS”); AND (b) WAIVE ANY RIGHT TO CIVIL TRIAL BY JUDGE OR JURY.  Notwithstanding the foregoing, all claims alleging violation of this agreement, restrictive covenants, mishandling of Confidential Information, or transgression of intellectual property rights, shall be subject to the exclusive jurisdiction, in Miami, Florida, of either the Florida state courts or the US District Court.  Before accepting appointment, the arbitrator shall agree: (a) that the arbitrator’s award shall be made within nine (9) months of the filing of a notice of intention (or demand) to arbitrate  (but it may be extended by written agreement of the parties); (b) to base any decision or award on governing law; (c) to not award punitive or other damages that are not measured by the prevailing party’s actual damages, except as may be required by statute; and (d) to issue an award in writing within ten (10) days of concluding the presentation of evidence and briefs.  Judgment may be entered in any court having jurisdiction thereof.  The prevailing party shall be entitled to recover from the other party its costs and expenses, including reasonable attorney’s fees.

15.3LIMITATION OF LIABILITY.  NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES, NOR THE COST OF PROCURING SUBSTITUTE ITEMS OR SERVICES, ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES.  IN NO EVENT WILL MANAGER BE LIABLE TO CLIENT FOR SPECIAL OR CONSEQUENTIAL DAMAGES ARISING FROM THE PROVISIONS AND THE PERFORMANCE OF SERVICES BY MANAGER UNDER THIS AGREEMENT, EVEN IF MANAGER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. FURTHER, THE TOTAL LIABILITY OF MANAGER UNDER THIS AGREEMENT, FOR ANY AND ALL CAUSES, WILL BE LIMITED, AND MANAGER’S TOTAL LIABILITY WILL NEVER EXCEED THE SUM OF TWENTY PERCENT [20%] OF ONE (1) MONTH AVERAGE MANAGEMENT FEES.

EXCEPT AS PROVIDED HEREIN, MANAGER DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED [EITHER IN FACT OR BY OPERATION OF LAW], WITH RESPECT TO ANY ITEM OR SERVICE PROVIDED HEREUNDER, INCLUDING BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY, TITLE, NON-INFRIGEMENT, OR FITNESS FOR A PARTICULAR PURPOSE OR ANY WARRANTY ARISING FROM CONDUCT, COURSE OF DEALING, CUSTOM, OR USAGE IN TRADE. No claim against MANAGER of any kind under any circumstances will be filed more than one year after PCH knows of, or in the exercise of reasonable care, could know of, such claim or an act or omission of MANAGER that would give rise to such a claim.

15.4Remedies. The arbitrator may grant as remedies in connection with an outstanding Dispute: (a) a required Corrective Action Plan for Manager’s performance of the Management Services, (b) specific performance of this Agreement, (c) full payment by PCH to Manager in accordance with the terms hereof, (d) a modification to the Performance Targets; (e) monetary indemnification in accordance with the terms hereof, and/or (g) any other lawful and appropriate remedy, including termination of this Agreement.

15.5Exclusive Process. Except as otherwise set forth herein, the procedure set forth in this Section 15 shall be the Parties’ exclusive process for resolution of all Disputes.

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16.Termination. This Agreement may be terminated prior to the expiration of the Term only as follows, and any such termination shall not affect any rights or obligations arising prior to the effective date of termination:

16.1Termination for Material Breach.

(a)Notwithstanding any provision contained herein, however, Manager shall not be liable to PCH and shall not be deemed to be in breach of this Agreement for  the failure to perform any or all obligations to be performed by Manager pursuant to this Agreement, to the extent such failure results from (i) governmental intervention, (ii) labor dispute, (iii) law, regulations, rules or reimbursement rules or policies that actually prevent such performance, (iv) any other action or force majeure or event which is beyond the reasonable control of Manager, or (v) any failure by PCH to perform, fund or meet any of PCH’s obligations hereunder; and provided that Manager shall nevertheless be obligated duly to perform hereunder to the extent such performance remains feasible.

16.2Bankruptcy Insolvency. Manager shall be entitled to file a UCC for unpaid Management Fees. Manager may terminate this Agreement upon ten (10) days written notice to PCH in the event PCH (or PCH’s sponsoring entity)  becomes insolvent or fails to pay, or admits in writing its inability to pay, its debts as they  mature; or a trustee, receiver or other custodian is appointed for such other party for all or a substantial part of such person’s property and is not discharged within sixty (60) days of appointment;  or any bankruptcy reorganization, debt, arrangement, or other proceeding under  any bankruptcy or insolvency law or any dissolution or liquidation proceeding is instituted by or against such person and if instituted against such person’s is consented to or acquiesced in by such person or remains un-dismissed for sixty (60) days following the original filing; or any warrant or attachment is issued against any substantial portion of the property of such person which is not released within sixty (60) days of service; and PCH may likewise terminate if   any of the foregoing occurs with regard to Manager or iHealthcare Management II Company and this substantially impairs Manager’s ability to perform its obligations under this Agreement.

17.Effects of Termination. The termination of this Agreement for any reason shall be without prejudice to any payments or obligations which may have been earned and accrued or become due to any Party hereunder prior to the date of termination. Notwithstanding anything to the contrary herein, the following provisions shall survive any termination hereof: Sections 10 (Defense of Claims), 11 (Access to Records), 12 (Management Fee), 15 (Disputes), 19 (Representation and Warranties) and 21 (Miscellaneous). In the event this Agreement is terminated for any reason, PCH shall pay to Manager all unpaid fees then due.

18.Transition Services. In the event of termination of this Agreement prior to expiration for any reason other than insolvency or bankruptcy of PCH, upon request of PCH, Manager shall be obligated to continue to provide PCH with the Management Services described herein for a period of up to one hundred twenty (120) days after such termination or expiration of this Agreement (the “Transition Period”), and during such Transition Period: (a) Provided  PCH shall continue to compensate Manager in

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accordance with this Agreement, (b) Manager shall fully cooperate in order to ensure the orderly and efficient transfer of its functions hereunder to PCH and/or another service provider; (c) Manager shall fully cooperate in order to ensure no disruption to patient care functions; and (d) the Parties shall cooperate in order to resolve any outstanding operational, financial, legal or other matters arising (including audits) from the period in which this Agreement was in effect.

19.Representations and Warranties.

19.1Manager. As of the Effective Date, Manager represents and warrants to PCH as follows:

(a)Manager is a Florida company duly organized, validly existing, and in good standing under the laws of the State of Florida.

(b)Manager has full authority to enter into and perform this Agreement, and the signature of Manager’s representative at the end hereof signifies that this Agreement has been duly authorized, executed and delivered and represents a legal, valid and binding agreement enforceable against Manager in accordance with its terms (subject only to customary limitations on the enforceability and availability of remedies in accordance with principles of law and equity).

(c)The execution, delivery and performance of this Agreement by Manager does not (i) require any consent, waiver, approval, license or authorization of any person or public authority which has not been obtained and is not presently in effect; (ii) to the knowledge of Manager, violate any provision of law applicable to Manager; or (iii) conflict with or result in a default under, or create any lien upon any of the property or assets of Manager under, any agreement or instrument; or (iv) violate any judicial or administrative decree, contract, or other legal obligation to which Manager is subject or by which any of its assets are bound.

(e)There is no civil, criminal or administrative action, suit, demand, claim, hearing, proceeding or investigation pending or, to Manager’s knowledge threatened against Manager that may materially delay or interfere with its entering into and fully and duly performing this Agreement.

(f)Neither Manager nor, to the knowledge of Manager, any Manager personnel (including any Senior Executive) is a person excluded or barred from the Medicare or Medicaid programs.

19.2PCH. As of the Effective Date, PCH represents and warrants to Manager as follows:

(a)PCH is a for-profit corporation duly organized, validly existing, and in good standing under the laws of the State of Florida.

(b)PCH has full authority to enter into and perform this Agreement, and the signature of PCH’s representative at the end hereof signifies that this Agreement has been duly authorized, executed and delivered and represses a legal, valid and binding agreement enforceable against PCH in accordance with its terms (subject only to customary limitations on the enforceability and availability of remedies in accordance with principles of law and equity).

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(c)The execution, delivery and performance of this Agreement by PCH does not (i) require any consent, waiver, approval, license or authorization of any person or public authority which has not been obtained and is not presently in effect; (ii) violate any provision of law applicable to PCH; or (iii) conflict with or result in a default under, or create any lien upon any of the property or assets of PCH under, any agreement or instrument; or (iv) violate any judicial or administrative decree, contract, or other legal obligation to which PCH is subject or by which any of its assets are bound.

(d)There is no civil, criminal or administrative action, suit, demand, claim, hearing, proceeding or investigation pending or, to PCH’s knowledge threatened against PCH that may materially delay or interfere with its entering into and fully and duly performing this Agreement.

20.Miscellaneous.

20.1Non-Solicitation. During the Term hereof and for a period of two  (2)  years after its expiration or termination for any reason PCH, on behalf of itself and its subsidiaries and affiliates and any person which may acquire all or substantially all of its assets agrees that, until two (2) years subsequent to the termination of this Agreement, it will not solicit, recruit, hire or otherwise engage any Senior Executive or other employee of the Manager or SE Employer that provided services to PCH or Manager relating to PCH while employed by SE Employer or its affiliates (“SE Employer Solicited Person”).

20.2Public Statements. Manager shall be authorized to make public statements about PCH, services provided and its relationship hereunder.

20.3Use of PCH Name. Manager may use the PCH or PCH Hospital names in a manner reasonably necessary or conducive to performing its services hereunder.

20.4Reimbursable Expenses. During the Term, Manager shall be promptly reimbursed for all reasonable expenses (to the extent of and pursuant to PCH’s expense reimbursement policy for other personnel and contractors) incurred by Manager or third parties Manager contracts with in connection with the provision of the Management Services hereunder (e.g., Senior Executives), including, but not limited to transportation, lodging, meals, travel and office expenses upon submission to PCH of invoices. Any such expenses, subject to this section, shall require prior approval by PCH to be eligible for reimbursement.

20.5Notices. All notices, requests, demands and other communications  required or permitted to be given pursuant to this Agreement must be in writing and shall be (i) delivered to the appropriate address by hand, by nationally recognized overnight service (costs prepaid); (ii) sent by facsimile or email, or (iii) sent by registered or certified mail, return receipt requested, in each case to the following addresses, facsimile numbers or email addresses and marked to the attention of the person (by name or title) designated below (or to such other address, facsimile number, email address or person as a Party may designate by notice delivered to the other Party in accordance with this Section:

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Manager:Executive Vice President

iHealthcare Management II Company II

                            3901 SW 28th Street 2nd Floor

                            Miami, FL, 33142

PCH:               Prague Community Hospital

                            1322 Klabzuba Avenue

                            Prague, Oklahoma 74864

All notices, requests, demands and other communications shall be deemed have been duly given (as applicable): (A) if delivered by hand, when delivered by hand; (B) if delivered by UPS, Federal Express, DHL or other nationally-recognized overnight delivery service, when delivered by such service; (C) if sent via registered or certified mail, three (3) Business Days after being deposited in the mail, postage prepaid; or (D) if delivered by email or facsimile, when transmitted if transmitted with confirmed delivery.

20.6Severability. If any clause or provision of this Agreement  is  determined by a governmental body or a court having jurisdiction thereof to be illegal, invalid, or unenforceable under any present or future law, then the Parties agree that the remaining provisions of this Agreement that reasonably can be given effect apart from the illegal or unenforceable provision shall continue in effect and there shall be substituted for such invalid or unenforceable provision a provision as similar as is feasible and yet would be lawful.

20.7Expenses. Except as otherwise expressly provided herein, each Party will bear its own legal, accounting, and other fees and expenses relating to the negotiation and preparation of this Agreement and the transactions contemplated hereby.

20.8Public Announcements. The time and content of any announcements, press releases, or other public statements concerning this Agreement and the transactions described herein will be determined by a process agreed to by the Parties.

20.9Waiver. No failure on the part of any party hereto to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other rights, power or remedy.

20.10Captions. The captions or titles of the sections herein have been included for convenience only and shall not be considered as part of this Agreement.

20.11Counterparts. This Agreement may be signed in counterparts, each of which shall be deemed an original. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (“pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

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20.12Force Majeure. Manager shall not be deemed to be in violation hereunder for failure to perform any obligation contained in this Agreement or for any incomplete performance hereunder for the time of and to the extent that such failure or incomplete performance is occasioned by any cause or causes beyond the control of Manager, including, but not limited to, delays or failure in performance or non-performance or interruption of services resulting directly or indirectly from acts of God, Acts of War (including Terrorist activities), civil disorders, vandalism, fires, floods, weather, electrical failures, postal delays, inability to procure materials, sabotage, restrictive governmental laws or regulations, labor actions or shortages, criminal activity of third parties,  loss of internet connectivity or incomplete or inaccurate data input as supplied by PCH.

20.13Consents. Whenever under this Agreement provision is made for either Party’s securing the consent or approval of the other, such consent or approval shall be in writing and (except as otherwise provided herein) shall not be unreasonably withheld, delayed, or conditioned.

20.14Binding Effect; Assignment. This Agreement is binding on, and is for the benefit of PCH and Manager and their successors, assigns, and legal representatives (and Manager; iHealthcare Management II Company). A Party shall not assign its rights or delegate its obligations under this Agreement without the prior,  written consent of the other Party; provided, that, Manager may (upon written notice to PCH) assign this Agreement to an affiliate of Manager, and/or to subcontract with any other parties for the performance of various aspects of its obligations hereunder, provided  that Manager shall (a) adequately inform such subcontractors of their obligations hereunder, (b) ensure that they fully comply herewith, and (c) remain fully responsible for the performance of any such assignee and/or subcontractor.

20.15Governing Law. This Agreement shall be governed and construed according to the laws of the State of Florida, without giving effect to any choice or conflict of law provision or rule thereof.

20.16Further Assurance. Each Party agrees to execute and deliver to the other such additional instruments, certificates, and documents as the requesting Party may reasonably request in order to assist the requesting Party in obtaining the rights and benefits to which such Party is entitled hereunder.

20.17Third Party Beneficiaries. The Manager Indemnified Persons, PCH Indemnified Persons, the Senior Executives and SE Employer are express third party beneficiaries of the provisions of this Agreement that relate to them.

20.18    Entire Agreement. This Agreement (including exhibits and schedules) contain the entire agreement of the Parties with respect to the matters set forth herein and supersede all prior negotiations and agreements, whether oral or written, concerning the subject matter hereof, all of which are merged in this Agreement.

20.19   Amendment and First Right of Refusal. This Agreement sets forth the entire understanding and agreement among the parties hereto with reference to the subject matter hereof and may not be modified, amended, discharged or terminated except by a written instrument signed by the parties hereto. First Right of Refusal:  Landlord/Owner hereby grants to iHealthcare (iHCC) a first right of refusal to purchase the hospital property and real estate during the term and any extensions of this Management and

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Administrative Services Agreement.  If Landlord/Owner shall desire to sell the hospital property and real estate, and receives a bona fide offer to purchase, Landlord/Owner shall give iHealthcare written notice of Landlord/Owner intention to sell Landlord/Owner interest in the hospital property and real estate as contained in said offer to purchase. Such notice (Landlord/Owner Notice) shall state the terms and conditions under which Landlord/Owner intends to sell its interest. For Sixty (60) business days following the giving of such notice, iHealthcare shall have the option to purchase the Landlord/Owner interest as stated in the Landlord/Owner Notice.  A written notice in substantially the following form, addressed to Landlord/Owner and signed by iHealthcare, within the period for exercising the Option, shall be an effective exercise of iHealthcare Option to Purchase.

20.20Manager; iHealthcare Management II Company. In consideration for the potential benefits to iHealthcare Management II Company, as sole member or ultimate parent of Manager to be derived from the management fees and other benefits secured by Manager hereunder, iHealthcare Management II Company hereby agrees fully to ensure that Manager duly and timely fulfills its performance obligations, financial obligations, indemnification obligations, and other obligations, under this Agreement. PCH retains Manager as the sole and exclusive executive group and management agent during the term of this Agreement.

                                                                    [Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of January 7, 2019.

CAH Acquisition Company 7, LLC D/B/A Prague Community Hospital:

 By: /s/ Jorge Perez

Name: Jorge Perez

Title: Chairman, Hospital Governing Body

Manager - iHealthcare Management Company

By: /s/ Noel Mijares

Name: Noel Mijares

Title:     Chief Executive Officer

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MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT

Washington County Community Hospital

THIS MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT (this “Agreement”) is entered into as of the 7th day of January 2019, by and among CAH Acquisition Company 1, LLC D/B/A Washington County Hospital AKA Washington County Community Hospital (“WCH”), a Delaware Limited Liability Company, and iHealthcare Management II Company, a Florida Corporation (“Manager”). WCH and Manager are sometimes referred to herein individually as a “Party” or collectively as the “Parties.”

WITNESSETH:

WHEREAS, WCH owns and operates an acute general medical and surgical hospital (the “WCH Facilities”) located on the medical campus with a principal address of 958 US Highway 64 East, Plymouth, NC 27962;

WHEREAS, Manager is a Hospital Management Company; WHEREAS, Manager has demonstrated expertise and a track record of successfully managing and improving the performance of hospitals serving rural communities;

WHEREAS, WCH desires that Manager provide services to administer, supervise, and manage, and Manager desires to administer, supervise, and manage, the operations of the WCH Facilities on behalf of WCH commencing on January 7, 2019 (the “Effective Date”) on the terms and conditions set forth hereinafter, in furtherance of and consistent with WCH’s mission:

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements, covenants and promises hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the Parties hereto agree as follows:

1.Retention of Manager. Subject to the terms and conditions of this Agreement, as of the Effective Date, WCH hereby retains and appoints Manager to manage the WCH Facilities on behalf of WCH. Manager shall provide, at Manager’s sole expense and determination, all necessary corporate administration, shared services, legal services, compliance, hospital employee benefits program sponsorship, general business infrastructure and support necessary for Manager’s performance under this agreement. During the Term hereof, Manager shall be the exclusive provider of such services as are described herein as Management Services.

2.Strategic Plan and Budget. Manager and WCH, shall develop and agree on an annual plan setting forth details regarding the strategic, operational and capital activities that Manager shall undertake and oversee on behalf of WCH and the budgets regarding such activities (as amended from time to time, the “Strategic Plan and Budget”), which shall include, among other matters:

(a)strategic, programmatic and service line initiatives (including their operating and capital requirements) for the WCH Facilities;

(b)performance improvement initiatives, business development objectives, cost reduction plans, synergistic opportunities and efficiency improvements;

(c)an annual operating budget setting forth an estimate of operating revenues and expenses for the next year, which operating budget shall be in reasonable detail and shall contain an explanation of anticipated changes in utilization, patient charges, payroll, and other factors;

(d)an annual capital expenditures budget outlining a program of capital expenditures for the next fiscal year, which budget shall designate expenditure items as either “routine capital” or “enhancement capital” and estimate where possible their return on investment and other impact on operations, market position, etc.; and

(e)an annual projection of cash receipts and disbursements based upon the proposed capital expenditures and operating budgets, which projection shall contain recommendations concerning use of excess cash flow, if any.

2.2Revenues. To the extent cash revenues of the WCH Facilities are not sufficient to support expenditures contemplated by the Strategic Plan and Budget, WCH will be solely responsible for its cost of operation. If requested by WCH, Manager will use commercially reasonable efforts to assist WCH in obtaining financing to fund such cost of operation. Manager shall use commercially reasonable efforts to achieve the revenue targets and other goals consistent with the Strategic Plan and Budget and Performance Targets.

3.Control By WCH. Notwithstanding anything contained anywhere to the contrary, the Governing Body of WCH shall be the Governing Body of the WCH Facilities (the “Governing Body”) and, shall possess ultimate authority and control over WCH. WCH authorizes general operating policies developed by and to be carried out by Manager under this Agreement. The Governing Body shall delegate authority to Manager to enable Manager effectively to perform its functions hereunder. By entering into this Agreement, WCH does not, and shall not in the future, delegate to Manager any of the powers, duties, and responsibilities vested in the Governing Body by law or by WCH’s governing documents. WCH is solely obligated to and shall pay, make funds available to Manager for the payment of, or otherwise cause to be satisfied or discharged, all Hospital Expenses in accordance with the terms of this Agreement. On a monthly basis, Manager shall meet or confer with WCH and provide financial reports, statistical reports, updates and review requests for approvals by the Governing Body.

4.Operational Services. Manager shall use commercially reasonable efforts to oversee the efficient and orderly operation of the WCH Facilities and shall provide the following services in accordance to the terms hereof, or if not herein specified then at least at the level of prevailing industry practices:

4.1Key Hospital Services. Manager shall (a) use commercially reasonable efforts to perform all services consistent with the specific standards herein, (b) use commercially reasonable efforts otherwise to oversee the implementation of processes and systems at the WCH Facilities consistent with the Strategic Plan and Budget, and (c) refrain from intentionally taking any actions that are in material violation of applicable laws in its activities pursuant to this Agreement. Manager’s objectives in performing the Management Services shall include the following:

(a)Improving Emergency Department responsiveness to patients, reducing wait times and left-without-being-seen metrics;

(b)Improving clinical service quality and documentation through sophisticated hospitalist and case management programs and quality of services [which may be provided by telehealth services];

(c)Decreasing supply chain costs and quality of services by standardizing purchasing activities and establishing cost-effective purchasing and usage protocols;

(d)Managing labor costs through disciplined staffing policies, while strengthening employee retention and recruitment activities;

(e)Improving the clinical documentation, coding and billing procedures of the WCH Facilities, and compliance with government programs and private payor requirements, so as to increase proper fee realization in accordance with applicable contracts and law;

(f)Assisting with the improvement of other revenue cycle functions;

(g)Developing new recurring revenue streams and increasing inpatient volumes by expanding and refining managed care activities;

(h)Realigning administrative infrastructure to better capitalize on system scale and to standardize best practices;

(i)Improving marketing, advertising and positioning of WCH within the local market;

(j)Improving care protocols and management of patient care flow, bed availability and turnover, and length of stay;

(k)Augmenting initiatives in payer relations and contracting;

(l)Enhancing the effective linkage of the clinical enterprise with support of WCH’s teaching and research activities; and

(m)Implementing the services described in the remainder of this Agreement.

(n)Advising the Governing Body of any material actions that Manager recommends be taken to avoid material non-compliance with law or deficiencies in services.

4.2Staffing.

(a)During the Term, Manager shall contract with and provide, and at its sole expense pay all compensation and benefits due to support necessary and adequate corporate administration, corporate shared services and corporate business infrastructure. Each such Senior Executive, and any future replacement thereof, shall be subject to reasonable advance approval by the Governing Body, which shall not be unreasonably withheld or delayed. When so approved by the Governing Body and in the performance of their duties hereunder, such Senior Executives shall be subject to and shall comply with all WCH policies and requirements applicable to their respective positions and duties, subject to the Senior Executives being advised thereof in writing in advance.  In addition, at Hospital Expense and not included in the Management Fee, Manager may make available certain advisors and other personnel (the “Senior Advisors”) from time to time to consult with, visit and perform on site periodic reviews and evaluations, and advise WCH regarding the operations and business of the WCH Facilities in order to ensure effective management of the WCH Facilities.  The Parties acknowledge and agree that the composition of such advisory services at any given time may vary depending on the needs of the business of WCH, in Manager’s reasonable discretion and/or at WCH’s reasonable request and Manager’s agreement thereto.

(b)Subject to the Strategic Plan and Budget, Manager will determine necessary and appropriate staffing levels of the WCH Facilities, and Manager shall oversee and administer the recruitment and hiring in the name of and on behalf of WCH such physicians, nurses, technicians, administrative, and other staff as are determined to be necessary or appropriate for the operation of the WCH Facilities. Manager shall execute on behalf of WCH, as appropriate, any employee hiring, terminations, or other actions. Manager shall monitor and review all payroll functions for the WCH Facilities periodically.

(c)All personnel required to be employed directly by WCH under applicable licensure and reimbursement laws, regulations, and related requirements shall be employees or contractors of WCH (“WCH Personnel”) and not Manager, and shall be subject to WCH’s personnel policies. All wages, benefits and other payroll expenses related to WCH Personnel shall be included as part of Hospital Expenses. For the avoidance of doubt, the term WCH Personnel does not include any Senior Executives or any personnel of Manager, unless WCH first approves their addition at Hospital Expense.

(d)Manager shall administer and oversee the enforcement of personnel policies established in accordance with WCH’s contractual obligations, employment policies and the Strategic Plan and Budget in connection with hiring, managing, and discharging WCH Personnel.

(e)Subject to the terms of any applicable labor agreements binding  WCH or the WCH Facilities, including, without limitation, any collective bargaining agreements, Manager, as the authorized agent of WCH, shall (i) determine the staffing plans on behalf of WCH with respect to the number and qualifications of WCH Personnel required for the efficient and effective operation of WCH Facilities operations, and, (ii) in accordance with the Strategic Plan and Budget, implement wage scales, employee benefit packages and programs, in-service training programs, staffing schedules, and job descriptions for WCH Personnel, all in order to accomplish the policies established by WCH.

(f)           Manager is authorized to provide or arrange for cost effective employer self-insured employee benefits programs either through third parties or through an affiliate of Manager on behalf of the Hospital at Hospital Expense. Manager is authorized to sponsor such programs as necessary for their implementation.

4.3Training. Manager, in collaboration with WCH, shall assist in educational training programs for WCH Personnel designed to improve inpatient and case management, clinical documentation, departmental operations and such other matters as Manager may determine to be beneficial to the efficient operation of the WCH Facilities.

4.4Contracts. Manager shall assist the Senior Executives in negotiating and consummating agreements and contracts for and on behalf of the WCH Facilities in the name of WCH in the usual course of business, all in accordance with the Strategic Plan and Budget.

4.5Laws and Accreditations. Manager shall aid in obtaining and maintaining, in WCH’s name, all licenses, permits, approvals and certificates of accreditation required for the operation of the WCH Facilities.

4.6Medical Records. Manager shall administer and oversee systems for the timely, accurate and efficient creation, filing, security, sharing among care givers and other lawful persons, and retrieval at the WCH Facilities, of all medical records, charts, and files, all in accordance with applicable law, the requirements of payors, the needs of effective risk management and compliance systems, and other best practices.

4.7HIPAA and Business Associate Agreement. The Parties hereby acknowledge and agree to enter into and comply with the Business Associate Addendum attached hereto, to evidence their compliance with privacy standards adopted by   the U.S. Department of Health and Human Services as they may be amended from time to time, 45 C.F.R. Parts 160 and 164, subparts A, D and E, the security standards adopted by the U.S. Department of Health and Human Services as they may be amended from time to time, 45 C.F.R. Parts 160, 162 and 164, subpart C , and the requirements of Title XIII, Subtitle D of the Health Information Technology for Economic and Clinical Health (HITECH) Act provisions of the American Recovery and Reinvestment Act of 2009, 42 U.S.C. §§ 17921-17954, and all its implementing regulations, when and as each is effective and compliance is required, as well as any applicable state confidentiality laws.

4.8Support Services. Manager shall administer and oversee customary hospital support services, including, but not limited to, housekeeping, maintenance (including repair and maintenance of the interior and exterior of the WCH Facilities building, and grounds), janitorial, security and food services.

4.9Information Technology Systems and Records. Manager shall administer and oversee the maintenance and operation of accounting, auditing, budgeting, reimbursement, revenue cycle, payor reporting and reconciliation, electronic health record, computerized physician order entry, and other clinical service records and other information technology systems required for the efficient management of the WCH Facilities’ affairs and compliance with payor program requirements and/or contracts. Manager shall administer and oversee the preparation and maintenance of all books and records regarding operations and financial transactions pertaining to the WCH Facilities and shall ensure copies of such books and records are made available to the Governing Body or its designee upon request.

4.10Establishment of Operational Policies. Manager shall develop and implement WCH policies, procedures, and standards of operation, maintenance, pricing, and other matters affecting the WCH Facilities and the operation thereof, consistent with the Strategic Plan and Budget.

4.11Acquisition of Property. Manager shall be responsible for the oversight of acquisition of all personal property, equipment, supplies, and inventory as may be necessary to operate the WCH Facilities in accordance with (i) this Agreement, (ii) the Strategic Plan and Budget, (iii) applicable laws, rules, and regulations, and (iv) applicable standards and guidelines on accreditation promulgated by the Joint Commission or any other applicable accreditation organization. Manager shall have the right to utilize such personal property, equipment, supplies, and inventory at the WCH Facilities as Manager reasonably deems necessary and appropriate to fulfill its obligations hereunder.

4.12WCH Missions. Manager shall assist WCH in:

(a)Managing the linkage between the clinical programs and student and resident academic training programs; and

(b)Enhancing the WCH Facilities’ community service mission and engagement in community activities that educate, inspire, and improve the quality of life and overall health outcomes of the patient populations served by WCH.

4.13Public Relations. Manager shall implement such advertising, marketing and other activities as may be conducive to the efficient operation of the WCH Facilities, subject to the prior approval of the Management Committee for all new materials. Subject to the foregoing, from time to time, Manager shall engage in reasonable and lawful marketing and public relations activities designed to enhance the WCH Facilities’ image and reputation and to secure and maintain patients at the WCH Facilities.

4.14Liability Insurance. Manager shall obtain and/or maintain in effect, on WCH’s behalf and at WCH’s sole expense, throughout the term of this Agreement, such policies (or programs) of property/casualty coverage, public liability, professional liability and hazard insurance and other customary insurance coverage's in commercially reasonable amounts for and on behalf of the WCH Facilities as are designated by WCH and consistent with the Strategic Plan and Budget or, in the absence of such a specification, as Manager considers reasonable and prudent based on criteria generally used by Manager with respect to the hospitals owned or managed by Manager. WCH, Manager and the Senior Executives shall be covered under all such applicable policies (or programs). Additionally, Manager and the Senior Executives shall be named as additional insured's under WCH’s Directors’ and Officers’ liability, Errors and Omissions liability, professional liability and other insurance policies and the Senior Executives shall be insured under any such policies to the same extent as WCH’s other officers and directors.

4.15Indigent Care. Manager shall assure access to medical care for indigent persons at the WCH Facilities in accordance with WCH’s mission, the Strategic Plan and Budget and applicable law. Manager and WCH shall ensure that charity care at WCH Facilities is provided in a manner consistent with WCH’s policies in effect from time to time. Manager shall implement and administer on behalf of WCH appropriate agreements with governmental authorities concerning reimbursement for services provided to indigent and uninsured persons.

4.16Charges.

(a)Manager shall oversee the billing for services rendered by the WCH Facilities and the collection of all accounts due to the WCH Facilities in accordance with lawful Charge-master and collection policies developed by WCH pursuant to the Strategic Plan and Budget and each applicable third-party payor program or contract. WCH shall approve the Charge-master. Manager shall update WCH on all changes to the Charge-master as they may occur in the normal course of business. Manager shall be entitled to obtain, on behalf of, and at the expense of, WCH, the assistance of one or more collection agencies who shall be required to act in accordance with law and generally recognized practices for hospitals (such as the AHA Guidelines.)

(b)WCH shall maintain bank accounts (“WCH Accounts”) necessary for operations of the WCH Facilities and Manager shall cause to be deposited therein all receipts and money arising from operations of the WCH Facilities. It is anticipated that the Senior Executives appointed as Chief Executive Officer and designated Chief Financial Officer or designee of WCH, and such other individuals as are approved by the Governing Body from time to time, shall have the right to authorize disbursements from WCH Accounts on behalf of WCH in such amounts and at such times as the same are required, as addressed further below.

4.17Payment of Expenses. Provided WCH has sufficient funds, Manager shall timely and accurately pay on behalf of WCH, from funds generated by the WCH Facilities in the WCH Accounts, where and as due, and without delinquency or default, all proper debts, liabilities, costs, and expenses (“Expenses”) related to the ownership, management and operation of the WCH Facilities, including any taxes  and all  bills for goods delivered or services rendered to the WCH Facilities and all personal property, supplies, inventory and all other items necessary for operation of the WCH Facilities and to provide the Management Services described herein. Manager shall contest by appropriate and legal means, (but may not bring any lawsuit without complying with such guidelines and policies as are established from time to time by the Governing

Body or the Management Committee) on behalf of WCH, any claims for payment asserted with respect to the WCH Facilities that Manager, in good faith, considers erroneous or improper.

4.18Agency. Within the scope of functions delegated to Manager hereunder and subject to other conditions set forth herein, Manager shall have the right to act and shall assist WCH as the agent and attorney-in-fact of WCH in the procuring of licenses, permits and other approvals, the payment and collection of accounts, and in all other activities necessary, appropriate, or useful to Manager in the carrying out of its duties. In performing such services, Manager shall comply with all applicable laws, regulations and requirements of governmental bodies.

4.19Elective Corporate-Based Consulting Services. If requested by WCH and agreed by Manager, Manager or its designees may provide as added elective consulting services (not included with Management Fees but paid instead under mutually agreed separate written agreements), corporate-based consulting services that are outside of the scope of the Management Services provided under this Agreement (“Consulting Services”). Manager will provide any such Consulting Services at market rates or such rates as may be mutually agreed to by the Parties, which rates shall be determined at the time such Consulting Services are requested.

4.20Compliance with Law and Professional Standards. In performing its services hereunder, and in all conduct related to this Agreement, Manager will comply with all applicable laws and with generally recognized professional standards for similar services within the hospital management industry.

5.Reports to WCH. For the purpose of keeping informed with respect to the operation of the WCH Facilities and Manager’s performance hereunder, Manager shall arrange for the preparation and delivery to the Governing Body or its designee the following:

5.1Financial Statements.

(a)Submit to the Governing Body quarterly unaudited financial statements of the WCH Facilities, containing a balance sheet and a statement of income, prepared in reasonable detail and in accordance with generally accepted accounting principles; and

(b)Annually, within one hundred twenty (120) days after the end of each fiscal year of the WCH Facilities, audited financial statements of the WCH Facilities (“Audited Financial Statements”), including a balance sheet, statement of income, and statement of changes in financial position, prepared in reasonable detail and in accordance with generally accepted accounting principles and accompanied by a report of the independent auditor of the WCH Facilities (selected by the Governing Body). The timing of audit submissions assumes WCH has paid audit fees in a timely manner.

5.2Strategic Plan and Budget. An annual updated Strategic Plan and Budget, to be delivered at least thirty (30) days prior to the beginning of each WCH Fiscal Year during the Term of this Agreement.

5.3Reports. All reports deliverable hereunder shall be generated by Manager using the then-existing systems of WCH and delivery of such reports is conditioned upon the capability, availability, cooperation and access to, such WCH systems and personnel for Manager. Manager shall hold annual meetings with the Governing Body or its designee specified in writing to discuss the reports required by this Agreement.

6.Access to Reports and Communications. Each Party agrees to provide the other, promptly when received, with access to all material reports, other filings, and communications from governmental authorities or agencies having jurisdiction over the WCH Facilities.

7.Medical Staff, Quality of Care.

7.1Cooperation with Medical Staff. Manager shall reasonably cooperate and maintain liaisons with the medical staff of the WCH Facilities (collectively, the “Medical Staff”) and shall advise and assist the Medical Staff concerning procedural matters and standards and guidelines on accreditation promulgated by The Joint Commission or any other applicable accreditation organization. However, all medical, ethical, and professional matters, including control of and questions relating to the composition, qualifications, and responsibilities of the Medical Staff, shall be the responsibility of the Governing Body, the Credentialing Committee, and the Medical Staff of the WCH Facilities.

7.2Quality Assurance Program. Manager shall review and make recommendations regarding WCH’s existing Quality Assurance Program and QIIP and shall assist WCH with the implementation and administration of its Quality Assurance Program in accordance with applicable law.

7.3Medical Affairs Committee. In order to provide a forum for communication among representatives of the Medical Staff and to ensure compliance with WCH’s Quality Assurance Program, Manager shall assist WCH in the implementation and administration of a Medical Affairs Committee that shall consist of a designated senior officer of WCH, physicians appointed by the Medical Staff, persons designated by the Governing Body or its designee, and one additional person designated by Manager. The Medical Affairs Committee, if and when implemented, would meet quarterly, or as needed, keep minutes of its meetings, and have the following suggested duties:

(a)to ensure that acceptable medical, ethical, and professional standards are attained within the WCH Facilities;

(b)to assist in implementation of the Quality Assurance Program so that the quality of health care provided at the WCH Facilities may be measured objectively;

(c)to ensure that all patients admitted to the WCH Facilities or treated as outpatients receive quality patient care;

(d)to provide a forum for discussion of problems of a medical- administrative nature;

(e)to assist the Governing Body and Manager in ensuring compliance with federal, state, and local requirements; and

(f)to act in an advisory capacity in the implementation of quality of care policies adopted by the Governing Body or the Medical Staff.

8.Laws; Licenses; Reimbursement Programs; Accreditation.

8.1Compliance with Law. In performing services hereunder and in all other actions related to this Agreement, Manager and all personnel of Manager shall comply with applicable federal, state, and local laws, rules, and regulations relating to the WCH Facilities or Manager’s Management Services, including without limitation all agencies having jurisdiction over health care services, billing, labor/employment, taxation, environmental compliance, antitrust, or physical facility compliance. Manager shall assist WCH to operate the WCH Facilities so that it maintains all necessary licenses, permits, consents, and approvals from all governmental agencies that have jurisdiction over the operation of the WCH Facilities. Manager shall not be obligated to WCH for failure of the WCH Facilities to comply with any such laws, rules, and regulations or for failure of the WCH Facilities to maintain any such licenses, permits, consents, and approvals, to the extent that the failure is due to financial limitations of the WCH Facilities or to the design or construction of the WCH Facilities, or is attributable to acts, errors or omissions of WCH or its agents (other than Manager or Manager’s employees or contractors).

8.2Compliance for Charges for Services. Manager shall oversee compliance with all laws, regulations and payer contract or program requirements concerning coding, billing, charging, collecting and reporting on fees received for services of or provided in the WCH Facilities.

8.3Accreditation. Manager shall use its commercially reasonable efforts to manage the WCH Facilities in the manner necessary to maintain accreditation by The Joint Commission or any other similar applicable accreditation organization.

8.4No Violation. Neither WCH nor Manager shall knowingly cause or permit any action that shall (i) cause any governmental authority having jurisdiction over the operation of the WCH Facilities to institute any proceeding for the rescission, suspension, or revocation of any license, permit, consent, or approval; (ii) cause the Joint Commission or any other similar applicable accreditation organization to institute any proceeding or action to revoke its accreditation of the WCH Facilities; (iii) cause a termination of, or adversely affect, WCH’s participation in Medicare, Medicaid, Blue Cross, or any other public or private medical payment program; or (iv) cause WCH to violate or default under any of its legal obligations under debt financings. WCH, and not Manager, shall bear sole responsibility for non-compliance with this section if non-compliance was due to insufficient funds or acts, errors or omissions by WCH Personnel.

9.Limitations on Manager’s Exercise of Duties.

9.1Limitations on Manager’s Exercise of Duties.

(a)Except as contemplated by the Strategic Plan and Budget or as the Governing Body or its designee may specifically authorize in writing from time to time, Manager shall not have the authority to undertake the following, on WCH’s behalf, without the advance written consent of the Governing Body (or its designee authorized in writing):

(1)Purchase capital assets or incur expenses (other than consistent with the Strategic Plan and Budget) in excess of $50,000 or such higher amount as may be authorized by WCH.

(2)Incur debt on behalf of WCH;

(3)Encumber WCH property, or sell or dispose of any material assets having a value in excess of $25,000;

(4)Approve or undertake any other matters required by law to be approved by WCH’s Governing Body;

(5)File or settle litigation;

(6)Grant any person any rights with respect to ownership of, or limiting the activities of, the WCH Facilities; or

(b)Except as set forth in the Strategic Plan and Budget, WCH shall have the ultimate authority to decide, in its sole and absolute discretion, whether to approve, disapprove or undertake any of the above listed items.  However, WCH agrees to consult and cooperate with Manager in good faith concerning any decisions related to the above listed items. The following list includes general items that require Board approval:

1.Adopting or amending employee equity and benefit plans

2.Hiring or firing senior officers or key employees

3.Entering into employment agreements, or amending the terms of employment, for senior officers

4.Borrowing or lending money

5.Adopting an annual budget

6.Entering into agreements of material importance to the corporation (e.g., financing agreements, material license agreements and leases)

7.Any expenses of greater than $50,000.00 (Fifty Thousand Dollars)

10.Defense of Claims; Exculpation.

10.1WCH.

(a)WCH agrees to indemnify, defend and hold harmless Manager, including its “advisors” (selected by Manager and accepted by WCH), affiliates, subsidiaries, successors and assigns, and any employee, agent, officer, director, shareholders, manager, representative, attorney, or independent contractors, including but not limited to Senior Executives and their employer and its affiliates (together, the “SE Employer”), and direct or indirect equity holder of Manager, and any person who controls Manager (any or all of the foregoing hereinafter a “Manager Indemnified Person”), from and against any losses, damages, liabilities, deficiencies, claims, actions, suits, proceedings, judgments, settlements, interest, awards, penalties, fines, costs, or expenses (including reasonable attorneys’ fees and costs of defense), joint or several, of any kind or nature whatsoever (collectively, “Claims”) that may be incurred by or asserted against Manager or a Manager Indemnified Person (whether or not Manager or a Manager Indemnified Person is party to such Claims) to the extent they result from, arise out of, or are in any way related to, the following, in each case as finally determined by an arbitrator:

(1)the breach or non-fulfillment or violation by WCH or any of its Representatives of any of the covenants, duties, obligations, representations or warranties of WCH set forth in this Agreement;

(2)any actions or omissions of WCH or its affiliates, subsidiaries, successors, assigns, employees, agents, officers, directors, managers, advisors, representatives, attorneys, independent contractors (respectively, “Representatives,” but for the avoidance of doubt specifically excluding Manager, SE Employer and Manager Indemnified Persons), including without limitation actions or omissions arising out of the negligence, gross negligence, recklessness, or willful misconduct of WCH or its Representatives  related to this Agreement;

(3)any failure by WCH or any of its Representatives to comply with any applicable federal, state or local laws, regulations or codes in the performance of its obligations under this Agreement;

(4)Manager’s or any Manager Indemnified Person’s involvement in, in any manner including without limitation the management of, oversight of or operation of, the WCH Facilities or any other errors, actions or omissions of Manager or any Manager Indemnified Person;

(5)any claim which is brought or asserted by third parties against Manager or any Manager Indemnified Person relating to this Agreement or WCH’s ownership or operation of the WCH Facilities, including without limitation the use of any real or tangible property in connection with the WCH Facilities; or

(6)any bodily injury, death of any person or damage to real or tangible property caused by the acts or omissions of WCH or any of its Representatives.

(b)Furthermore, WCH agrees to reimburse Manager, as incurred and upon demand by Manager, for legal or other expenses reasonably incurred by Manager or a Manager Indemnified Person in connection with investigating, defending or preparing to defend any such Claims (including without limitation in connection with the enforcement of the indemnification obligations set forth herein), whether or not Manager or any Manager Indemnified Person is a

party to any Claims out of which any such expenses arise and whether or not such Claims are brought by WCH, its Representatives or any other person or entity.

(c)However, WCH shall not be obligated under the foregoing indemnity agreement in respect to any Claims (a) to the extent such Claims resulted in whole or in part from the gross negligence, willful misconduct or fraud of Manager or a Manager Indemnified Person; (b) by one Manager Indemnified Person against another relating to activities of such parties pursuant to the Agreement; or (c) arising from (i) felony criminal activity that any Senior Executive or Manager Indemnified Person directly participated in or (ii) other acts indemnifiable by Manager, in each such case (other than with respect to felony criminal acts), as finally determined by an arbitrator.

(d)The reimbursement and indemnity obligations of WCH under this Agreement shall be in addition to any liability WCH may otherwise have; shall extend upon the same terms and conditions to the Manager Indemnified Persons, and shall be binding upon and inure to the benefit of any successors, assigns, heirs, and personal representatives of WCH, or of Manager or any Manager Indemnified Persons.

10.2Manager. Manager shall indemnify, defend, and hold harmless WCH including its affiliates, subcontractors, successors and assigns and any employee, agent, officer, director, manager, representative, attorney or independent contractor (“WCH Indemnified Persons”) against any Claims (including reasonable attorneys’ fees and costs of defense) to the extent that they result from the felony criminal acts that Manager Indemnified Persons directly participated in, willful misconduct, gross negligence or fraud of Manager, in each such case (other than with respect to felony criminal acts which shall require final judgment by a court of competent jurisdiction (not subject to further appeal)), as finally determined by an arbitrator. A Manager Indemnified Person shall not be liable for any act or omission of any other Manager Indemnified Person other than its own officers, directors, employees and subcontractors. In addition, Manager shall not be obligated under the foregoing indemnity agreement in respect to any Claims (a) to the extent such Claims resulted in whole or in part   from the gross negligence, willful misconduct or fraud of WCH or a WCH Indemnified Person (b) by one WCH Indemnified Person against another relating to activities of such  parties pursuant to the Agreement; or (c) arising from (i) felony criminal activity that  any WCH Indemnified Person directly participated in or (ii) other acts indemnifiable by WCH, in each such case (other than with respect to felony criminal acts) as finally determined by an arbitrator. The Manager Indemnified Persons shall not be liable for any act, error, omission or delay taken at the specific direction or with the express approval of the Governing Body to take action or the failure of the Governing Body to take action.

10.3Procedure.

(a)In the event that any Party hereunder shall receive any notice of any claim or proceeding against said Party in respect to which indemnity may be sought under this Agreement, the said Party (“Indemnitee”) shall give the Party upon whom   a claim could be made under this Agreement (“Indemnitor”) written notice of such loss, liability, claim, damage, or expense and the Indemnitor shall have the right to contest and defend any action brought against the Indemnitee based thereon, and shall have the right to contest and defend any such action in the name of the Indemnitee at the Indemnitor’s own expense; provided, however, that if the Indemnitor shall fail to assume the defense and notify the Indemnitee of the assumption of the defense of any such action within ten (10) days of the giving of such notice by the Indemnitee, then the Indemnitee shall have the right to take any such action as it reasonably deems appropriate to defend, contest, settle, or compromise any such action or assessment and claim indemnification as provided herein; provided, however, that no Party shall settle any such action without the consent of the other applicable Party (which consent shall not be unreasonably withheld) unless such settlement involves only the payment of money and the claimant provides the Indemnitee a release from all liability in respect of such claim. If the Indemnitor defends any action for which indemnification is claimed, the Indemnitee shall be entitled to participate at its own expense in the defense of such action; and further, provided, however, that the Indemnitor shall bear the fees  and expense of the Indemnitee’s counsel only if (i) the engagement of such counsel is specifically authorized in writing by the Indemnitor, (ii) the Indemnitor is not adequately prosecuting the defense in good faith, or (iii) the named parties to such action include both the Indemnitor and the Indemnitee and there exists a conflict or divergence of interest between such parties which renders it inappropriate for counsel selected by the Indemnitor to represent both of  such parties. The Indemnitor shall not be liable for any settlement of any claim, action, or proceeding effected without its written consent. No Party shall recover an amount in excess of the actual damages incurred.

(b)Notice of all claims as required by this Agreement shall be promptly provided as to (i) the nature of any claim; or (ii) the commencement of any suitor proceeding brought to enforce any claim. In the event of failure to provide such notice or in the event that Indemnitee shall fail to cooperate fully with the Indemnitor in the Indemnitor’s defense of any suit or proceeding, the Indemnitor shall be released from some or all of its obligations with respect to that suit or proceeding to the extent that the failure of notice or cooperation actually and materially adversely affected the Indemnitor’s defense of such claims.

10.4Indemnification of Senior Executives. In addition to, and without limiting the indemnification described above, WCH shall indemnify the Senior Executives who will be acting as officers of WCH to the same extent and subject to the same conditions as the most favorable indemnification it extends to its officers or directors, whether under WCH's charter, bylaws, by contract or otherwise.

10.5Exculpation of Senior Executives and SE Employer. Though the Senior Executives may continue to be employed by and associated with the Manager or SE Employer and its affiliates while providing services described hereunder, with respect to WCH and WCH, the Senior Executives shall serve at the pleasure and direction of the Manager and/or Governing Body and neither the SE Employer, any Senior Executive nor any of their respective affiliates shall have any liability to WCH or WCH for any acts or omissions of the Senior Executives, notwithstanding that SE Employer may receive compensation from Manager for making the Senior Executives available to serve in such capacity (and WCH and WCH expressly waive and agree not to assert any claim of respondent superior or similar legal theory which might otherwise hold SE Employer or its affiliates liable for the acts or omissions  of the Senior Executives), except to the extent that any such Claims result primarily and directly from such Senior Executive’s felony criminal acts, willful misconduct, gross negligence or fraud in each such case (other than with respect to felony criminal acts which shall require final judgment by a court of competent jurisdiction (not subject to further appeal)), as finally determined by an arbitrator.

11.Access to Records.

11.1Access to Records.

(a)Manager shall provide to the Governing Body, WCH’s auditors and accountants, WCH’s fiscal intermediaries, and accountants and agents for the Medicare and Medicaid programs or any other governmental authority exercising legal and appropriate authority, access to all lawfully required records for a period of seven (7) years after the furnishing of services under this Agreement.

(b)Until the expiration of four (4) years after the furnishing of Management Services pursuant to this Agreement, the Parties shall, upon written request, make available to the Secretary of Health and Human Services (the “Secretary”) or the Comptroller General, or their duly authorized representative(s), contract, books, documents, and records related to this Agreement and necessary to verify the nature and extent of the cost of such Management Services. If any Party carries out any of its obligations under this Agreement by means of a subcontract with a value of $100,000 or more, that Party agrees to include this requirement in any such subcontract. The availability of books, documents, and records shall be subject at all times to all applicable legal requirements, including without limitation such criteria and procedures for seeking and obtaining access that may be promulgated by the Secretary by regulation. Neither Party shall be construed to have waived any applicable attorney-client privilege by virtue of this Section.

11.2Exercise of Right of Access. The foregoing rights of access shall be exercisable through a written request, upon which Manager and its subcontractors shall give access to the above contracts, books, documents, and records from time to time during reasonable business hours.

12.Management Fee.

12.1Management Fees. In consideration for the Management Services provided by Manager under this Agreement, WCH shall pay Manager as follows (collectively, the “Management Fees”):

(a)A total annual base fee (the “Base Fee”) equal to Twelve Percent (12%) of all collected cash revenues for each fiscal year of this agreement.  Manager will be paid the Management Fee on a weekly basis for the preceding week’s total cash and settlements collected from all sources. Manager is authorized to withdraw this fee on a weekly basis and will present an invoice concurrently, based on the preceding week's collected settlement reports. However, Manager must first ensure Hospital payroll is met as its’ highest priority before cash is withdrawn to pay Manager’s fees. If funds are insufficient to cover all or part of Manger’s fees, the balance due will be deferred as owed but carried as a deferred expense due Manager. When, in Manager’s best business judgement, sufficient funds become available to pay off all or part of fees incurred and still owing, Manager will pay down all or part of the balance of fees owed using prudent business judgement and discretion. In no case shall Manager forgive fees due for management services rendered.

(b)An incentive or success fee (the “Incentive Fee”) to be negotiated based on the achievement of certain mutually agreed milestones.

(c)IT support and EMR services are not included in the management fee and will be offered to WCH by separate agreement.

12.2Arm’s Length Transaction. The Parties have negotiated the Management Fees at arm’s length, assisted by professional financial advisers. They believe that the management fees are consistent with fair market value and comply with law.

13.Breach. In the event of a breach of any obligation or covenant under this Agreement, other than the obligation to pay money (which shall have a thirty (30) day cure period), the non-breaching Party may give the breaching Party written notice of the specifics of the breach, and the breaching Party shall have sixty (60) days (the “Cure Period”) in which to cure the breach; provided, that for any non-monetary defaults reasonably requiring greater than ninety (90) days to cure, the breaching Party shall not be in default so long as the breaching Party commences to cure such default within the required sixty (60) days and diligently prosecutes  such cure to completion thereafter. Only if the breach is not cured within said Cure Period shall the non-breaching Party be entitled to pursue any remedies it may have by reason of the breach.  A waiver of any breach of this Agreement shall not constitute a waiver of any future breaches of this Agreement, whether of a similar or dissimilar nature.

14.Term. The term of this Agreement (“Term”) shall commence and be deemed effective as of the Effective Date, and continue for an initial ten (10) year period, and shall automatically renew for one (1) additional five (5) year period unless a Party provides at least one hundred eighty (180) days prior written notice of nonrenewal to the other party. Thereafter, this Agreement may be renewed upon prior written agreement of the Parties. Any renewal periods shall be deemed a part of the Term.

In the event of and regardless of a Change of Control or merger or sale of the Hospital, this Management and Administrative Service Agreement will be assigned and assumed by the new owner or controlling entity as part of the transaction or event and continue in full force and effect through the end of the term and renewals.  iHealthcare Inc reserves all rights to this agreement in the event of such an occurrence.

15.Dispute Resolution and Remedies.

15.1Resolution by Management. The Parties’ respective management teams shall attempt, in good faith, to privately and confidentially resolve any dispute, controversy or claim arising under this Agreement (a “Dispute”). In the event the Parties are unable to resolve the Dispute after negotiating in good faith for thirty (30) days following written notice of the Dispute served on a Party, either Party may refer such Dispute to WCH and the CEO of Manager for resolution.

15.2Arbitration. IF A DISPUTE ARISES, THE PARTIES WILL: (a) RESOLVE ALL DISPUTES BY BINDING ARBITRATION HELD IN MIAMI-DADE COUNTY, FLORIDA BEFORE A SINGLE ARBITRATOR FROM JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (“JAMS”); AND (b) WAIVE ANY RIGHT TO CIVIL TRIAL BY JUDGE OR JURY.  Notwithstanding the foregoing, all claims alleging violation of this agreement, restrictive covenants, mishandling of Confidential Information, or transgression of intellectual property rights, shall be subject to the exclusive jurisdiction, in Miami, Florida, of either the Florida state courts or the US District Court.  Before accepting appointment, the arbitrator shall agree: (a) that the arbitrator’s award shall be made within nine (9) months of the filing of a notice of intention (or demand) to arbitrate  (but it may be extended by written agreement of the parties); (b) to base any decision or award on governing law; (c) to not award punitive or other damages that are not measured by the prevailing party’s actual damages, except as may be required by statute; and (d) to issue an award in writing within ten (10) days of concluding the presentation of evidence and briefs.  Judgment may be entered in any court having jurisdiction thereof.  The prevailing party shall be entitled to recover from the other party its costs and expenses, including reasonable attorney’s fees.

15.3LIMITATION OF LIABILITY.  NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES, NOR THE COST OF PROCURING SUBSTITUTE ITEMS OR SERVICES, ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES.  IN NO EVENT WILL MANAGER BE LIABLE TO CLIENT FOR SPECIAL OR CONSEQUENTIAL DAMAGES ARISING FROM THE PROVISIONS AND THE PERFORMANCE OF SERVICES BY MANAGER UNDER THIS AGREEMENT, EVEN IF MANAGER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. FURTHER, THE TOTAL LIABILITY OF MANAGER UNDER THIS AGREEMENT, FOR ANY AND ALL CAUSES, WILL BE LIMITED, AND MANAGER’S TOTAL LIABILITY WILL NEVER EXCEED THE SUM OF TWENTY PERCENT [20%] OF ONE (1) MONTH AVERAGE MANAGEMENT FEES.

EXCEPT AS PROVIDED HEREIN, MANAGER DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED [EITHER IN FACT OR BY OPERATION OF LAW], WITH RESPECT TO ANY ITEM OR SERVICE PROVIDED HEREUNDER, INCLUDING BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY, TITLE, NON-INFRIGEMENT, OR FITNESS FOR A PARTICULAR PURPOSE OR ANY WARRANTY ARISING FROM CONDUCT, COURSE OF DEALING, CUSTOM, OR USAGE IN TRADE. No claim against MANAGER of any kind under any circumstances will be filed more than one year after WCH knows of, or in the exercise of reasonable care, could know of, such claim or an act or omission of MANAGER that would give rise to such a claim.

15.4Remedies. The arbitrator may grant as remedies in connection with an outstanding Dispute: (a) a required Corrective Action Plan for Manager’s performance of the Management Services, (b) specific performance of this Agreement, (c) full payment by WCH to Manager in accordance with the terms hereof, (d) a modification to the Performance Targets; (e) monetary indemnification in accordance with the terms hereof, and/or (g) any other lawful and appropriate remedy, including termination of this Agreement.

15.5Exclusive Process. Except as otherwise set forth herein, the procedure set forth in this Section 15 shall be the Parties’ exclusive process for resolution of all Disputes.

16.Termination. This Agreement may be terminated prior to the expiration of the Term only as follows, and any such termination shall not affect any rights or obligations arising prior to the effective date of termination:

16.1Termination for Material Breach.

(a)Notwithstanding any provision contained herein, however, Manager shall not be liable to WCH and shall not be deemed to be in breach of this Agreement for  the failure to perform any or all obligations to be performed by Manager pursuant to this Agreement, to the extent such failure results from (i) governmental intervention, (ii) labor dispute, (iii) law, regulations, rules or reimbursement rules or policies that actually prevent such performance, (iv) any other action or force majeure or event which is beyond the reasonable control of Manager, or (v) any failure by WCH to perform, fund or meet any of WCH’s obligations hereunder; and provided that Manager shall nevertheless be obligated duly to perform hereunder to the extent such performance remains feasible.

16.2Bankruptcy Insolvency. Manager shall be entitled to file a UCC for unpaid Management Fees. Manager may terminate this Agreement upon ten (10) days written notice to WCH in the event WCH (or WCH’s sponsoring entity)  becomes insolvent or fails to pay, or admits in writing its inability to pay, its debts as they  mature; or a trustee, receiver or other custodian is appointed for such other party for all or a substantial part of such person’s property and is not discharged within sixty (60) days of appointment;  or any bankruptcy reorganization, debt, arrangement, or other proceeding under  any bankruptcy or insolvency law or any dissolution or liquidation proceeding is instituted by or against such person and if instituted against such person’s is consented to or acquiesced in by such person or remains un-dismissed for sixty (60) days following the original filing; or any warrant or attachment is issued against any substantial portion of the property of such person which is not released within sixty (60) days of service; and WCH may likewise terminate if   any of the foregoing occurs with regard to Manager or iHealthcare Management II Company and this substantially impairs Manager’s ability to perform its obligations under this Agreement.

17.Effects of Termination. The termination of this Agreement for any reason shall be without prejudice to any payments or obligations which may have been earned and accrued or become due to any Party hereunder prior to the date of termination. Notwithstanding anything to the contrary herein, the following provisions shall survive any termination hereof: Sections 10 (Defense of Claims), 11 (Access to Records), 12 (Management Fee), 15 (Disputes), 19 (Representation and Warranties) and 21 (Miscellaneous). In the event this Agreement is terminated for any reason, WCH shall pay to Manager all unpaid fees then due.

18.Transition Services. In the event of termination of this Agreement prior to expiration for any reason other than insolvency or bankruptcy of WCH, upon request of WCH, Manager shall be obligated to continue to provide WCH with the Management Services described herein for a period of up to one hundred twenty (120) days after such termination or expiration of this Agreement (the “Transition Period”), and during such Transition Period: (a) Provided  WCH shall continue to compensate Manager in accordance with this Agreement, (b) Manager shall fully cooperate in order to ensure the orderly and efficient transfer of its functions hereunder to WCH and/or another service provider; (c) Manager shall fully cooperate in order to ensure no disruption to patient care functions; and (d) the Parties shall cooperate in order to resolve any outstanding operational, financial, legal or other matters arising (including audits) from the period in which this Agreement was in effect.

19.Representations and Warranties.

19.1Manager. As of the Effective Date, Manager represents and warrants to WCH as follows:

(a)Manager is a Florida company duly organized, validly existing, and in good standing under the laws of the State of Florida.

(b)Manager has full authority to enter into and perform this Agreement, and the signature of Manager’s representative at the end hereof signifies that this Agreement has been duly authorized, executed and delivered and represents a legal, valid and binding agreement enforceable against Manager in accordance with its terms (subject only to customary limitations on the enforceability and availability of remedies in accordance with principles of law and equity).

(c)The execution, delivery and performance of this Agreement by Manager does not (i) require any consent, waiver, approval, license or authorization of any person or public authority which has not been obtained and is not presently in effect; (ii) to the knowledge of Manager, violate any provision of law applicable to Manager; or (iii) conflict with or result in a default under, or create any lien upon any of the property or assets of Manager under, any agreement or instrument; or (iv) violate any judicial or administrative decree, contract, or other legal obligation to which Manager is subject or by which any of its assets are bound.

(e)There is no civil, criminal or administrative action, suit, demand, claim, hearing, proceeding or investigation pending or, to Manager’s knowledge threatened against Manager that may materially delay or interfere with its entering into and fully and duly performing this Agreement.

(f)Neither Manager nor, to the knowledge of Manager, any Manager personnel (including any Senior Executive) is a person excluded or barred from the Medicare or Medicaid programs.

19.2WCH. As of the Effective Date, WCH represents and warrants to Manager as follows:

(a)WCH is a for-profit corporation duly organized, validly existing, and in good standing under the laws of the State of Florida.

(b)WCH has full authority to enter into and perform this Agreement, and the signature of WCH’s representative at the end hereof signifies that this Agreement has been duly authorized, executed and delivered and represses a legal, valid and binding agreement enforceable against

WCH in accordance with its terms (subject only to customary limitations on the enforceability and availability of remedies in accordance with principles of law and equity).

(c)The execution, delivery and performance of this Agreement by WCH does not (i) require any consent, waiver, approval, license or authorization of any person or public authority which has not been obtained and is not presently in effect; (ii) violate any provision of law applicable to WCH; or (iii) conflict with or result in a default under, or create any lien upon any of the property or assets of WCH under, any agreement or instrument; or (iv) violate any judicial or administrative decree, contract, or other legal obligation to which WCH is subject or by which any of its assets are bound.

(d)There is no civil, criminal or administrative action, suit, demand, claim, hearing, proceeding or investigation pending or, to WCH’s knowledge threatened against WCH that may materially delay or interfere with its entering into and fully and duly performing this Agreement.

20.Miscellaneous.

20.1Non-Solicitation. During the Term hereof and for a period of two  (2)  years after its expiration or termination for any reason WCH, on behalf of itself and its subsidiaries and affiliates and any person which may acquire all or substantially all of its assets agrees that, until two (2) years subsequent to the termination of this Agreement, it will not solicit, recruit, hire or otherwise engage any Senior Executive or other employee of the Manager or SE Employer that provided services to WCH or Manager relating to WCH while employed by SE Employer or its affiliates (“SE Employer Solicited Person”).

20.2Public Statements. Manager shall be authorized to make public statements about WCH, services provided and its relationship hereunder.

20.3Use of WCH Name. Manager may use the WCH or WCH Hospital names in a manner reasonably necessary or conducive to performing its services hereunder.

20.4Reimbursable Expenses. During the Term, Manager shall be promptly reimbursed for all reasonable expenses (to the extent of and pursuant to WCH’s expense reimbursement policy for other personnel and contractors) incurred by Manager or third parties Manager contracts with in connection with the provision of the Management Services hereunder (e.g., Senior Executives), including, but not limited to transportation, lodging, meals, travel and office expenses upon submission to WCH of invoices. Any such expenses, subject to this section, shall require prior approval by WCH to be eligible for reimbursement.

20.5Notices. All notices, requests, demands and other communications  required or permitted to be given pursuant to this Agreement must be in writing and shall be (i) delivered to the appropriate address by hand, by nationally recognized overnight service (costs prepaid); (ii) sent by facsimile or email, or (iii) sent by registered or certified mail, return receipt requested, in each case to the following addresses, facsimile numbers or email addresses and marked to the attention of the person (by name or title)

designated below (or to such other address, facsimile number, email address or person as a Party may designate by notice delivered to the other Party in accordance with this Section:

Manager: Vice President of Operations

iHealthcare Management II Company

                            3901 SW 28th Street 2nd Floor

                            Miami, FL, 33142

WCH:               Washington County Hospital

                            958 US Highway 64 East

                            Plymouth, NC 27962

All notices, requests, demands and other communications shall be deemed have been duly given (as applicable): (A) if delivered by hand, when delivered by hand; (B) if delivered by UPS, Federal Express, DHL or other nationally-recognized overnight delivery service, when delivered by such service; (C) if sent via registered or certified mail, three (3) Business Days after being deposited in the mail, postage prepaid; or (D) if delivered by email or facsimile, when transmitted if transmitted with confirmed delivery.

20.6Severability. If any clause or provision of this Agreement  is  determined by a governmental body or a court having jurisdiction thereof to be illegal, invalid, or unenforceable under any present or future law, then the Parties agree that the remaining provisions of this Agreement that reasonably can be given effect apart from the illegal or unenforceable provision shall continue in effect and there shall be substituted for such invalid or unenforceable provision a provision as similar as is feasible and yet would be lawful.

20.7Expenses. Except as otherwise expressly provided herein, each Party will bear its own legal, accounting, and other fees and expenses relating to the negotiation and preparation of this Agreement and the transactions contemplated hereby.

20.8Public Announcements. The time and content of any announcements, press releases, or other public statements concerning this Agreement and the transactions described herein will be determined by a process agreed to by the Parties.

20.9Waiver. No failure on the part of any party hereto to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other rights, power or remedy.

20.10Captions. The captions or titles of the sections herein have been included for convenience only and shall not be considered as part of this Agreement.

20.11Counterparts. This Agreement may be signed in counterparts, each of which shall be deemed an original. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (“pdf” or “tiff”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

20.12Force Majeure. Manager shall not be deemed to be in violation hereunder for failure to perform any obligation contained in this Agreement or for any incomplete performance hereunder for the time of and to the extent that such failure or incomplete performance is occasioned by any cause or causes beyond the control of Manager, including, but not limited to, delays or failure in performance or non-performance or interruption of services resulting directly or indirectly from acts of God, Acts of War (including Terrorist activities), civil disorders, vandalism, fires, floods, weather, electrical failures, postal delays, inability to procure materials, sabotage, restrictive governmental laws or regulations, labor actions or shortages, criminal activity of third parties,  loss of internet connectivity or incomplete or inaccurate data input as supplied by WCH.

20.13Consents. Whenever under this Agreement provision is made for either Party’s securing the consent or approval of the other, such consent or approval shall be in writing and (except as otherwise provided herein) shall not be unreasonably withheld, delayed, or conditioned.

20.14Binding Effect; Assignment. This Agreement is binding on, and is for the benefit of WCH and Manager and their successors, assigns, and legal representatives (and Manager; iHealthcare Management II Company). A Party shall not assign its rights or delegate its obligations under this Agreement without the prior,  written consent of the other Party; provided, that, Manager may (upon written notice to WCH) assign this Agreement to an affiliate of Manager, and/or to subcontract with any other parties for the performance of various aspects of its obligations hereunder, provided  that Manager shall (a) adequately inform such subcontractors of their obligations hereunder, (b) ensure that they fully comply herewith, and (c) remain fully responsible for the performance of any such assignee and/or subcontractor.

20.15Governing Law. This Agreement shall be governed and construed according to the laws of the State of Florida, without giving effect to any choice or conflict of law provision or rule thereof.

20.16Further Assurance. Each Party agrees to execute and deliver to the other such additional instruments, certificates, and documents as the requesting Party may reasonably request in order to assist the requesting Party in obtaining the rights and benefits to which such Party is entitled hereunder.

20.17Third Party Beneficiaries. The Manager Indemnified Persons, WCH Indemnified Persons, the Senior Executives and SE Employer are express third party beneficiaries of the provisions of this Agreement that relate to them.

20.18    Entire Agreement. This Agreement (including exhibits and schedules) contain the entire agreement of the Parties with respect to the matters set forth herein and supersede all prior negotiations and agreements, whether oral or written, concerning the subject matter hereof, all of which are merged in this Agreement.

20.19   Amendment and First Right of Refusal. This Agreement sets forth the entire understanding and agreement among the parties hereto with reference to the subject matter hereof and may not be modified, amended, discharged or terminated except by a written instrument signed by the parties hereto. First Right of Refusal:  Landlord/Owner hereby grants to iHealthcare (iHCC) a first right of refusal to purchase the hospital property and real estate during the term and any extensions of this Management and Administrative Services Agreement.  If Landlord/Owner shall desire to sell the hospital property and real estate, and receives a bona fide offer to purchase, Landlord/Owner shall give iHealthcare written notice of Landlord/Owner intention to sell Landlord/Owner interest in the hospital property and real estate as contained in said offer to purchase. Such notice (Landlord/Owner Notice) shall state the terms and conditions under which Landlord/Owner intends to sell its interest. For Sixty (60) business days following the giving of such notice, iHealthcare shall have the option to purchase the Landlord/Owner interest as stated in the Landlord/Owner Notice.  A written notice in substantially the following form, addressed to Landlord/Owner and signed by iHealthcare, within the period for exercising the Option, shall be an effective exercise of iHealthcare Option to Purchase.

20.20Manager; iHealthcare Management II Company. In consideration for the potential benefits to iHealthcare Management II Company, as sole member or ultimate parent of Manager to be derived from the management fees and other benefits secured by Manager hereunder, iHealthcare Management II Company hereby agrees fully to ensure that Manager duly and timely fulfills its performance obligations, financial obligations, indemnification obligations, and other obligations, under this Agreement. WCH retains Manager as the sole and exclusive executive group and management agent during the term of this Agreement.

                                                                    [Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of January 7, 2019.

CAH Acquisition Company 1, LLC D/B/A Washington County Hospital, AKA Washington County Community Hospital:

By: /s/ Jorge Perez

Name: Jorge Perez

Title: Chairman, Hospital Governing Body

Manager - iHealthcare Management Company

By: /s/ Noel Mijares

Name: Noel Mijares

Title:     Chief Executive Officer